UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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FLUIDIGM CORPORATION

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PRELIMINARY PROXY STATEMENT– SUBJECT TO COMPLETION

2 Tower Place, Suite 2000

South San Francisco, California 94080

(650) 266-6000

            , 2022

Dear Fellow Stockholders:

You are cordially invited to attend a special meeting (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of the stockholders of Fluidigm Corporation (the “Company,” “Fluidigm,” or “we”), which will be held at the Genesis SSF Performing Arts Center, located at 1 Tower Place, South San Francisco, California 94080 on [•], 2022, at [•] local time.

On January 23, 2022, the Company entered into (i) a Loan Agreement (the “Casdin Loan Agreement”) with Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. (collectively, “Casdin”) and (ii) a Loan Agreement (the “Viking Loan Agreement,” and together with the Casdin Loan Agreement, the “Loan Agreements”) with Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP (collectively, “Viking” and, together with Casdin, the “Purchasers” and each, a “Purchaser”). Each Loan Agreement provides for a $12.5 million term loan to the Company (each, a “Term Loan” and collectively, the “Term Loans”). Subject to approval by the Company’s stockholders at the Special Meeting, upon the issuance of the Series B Preferred Stock (as defined below) pursuant to the Purchase Agreements (as defined below), the Term Loans will be automatically converted into a number of shares of Series B-1 Preferred Stock (as defined below) and Series B-2 Preferred Stock (as defined below), in accordance with the terms of the Loan Agreements.

Also on January 23, 2022, we entered into separate Series B Convertible Preferred Stock Purchase Agreements (the “Purchase Agreements”) with each of the Purchasers pursuant to which, among other things, at the closing of the transactions contemplated thereby, and on the terms and subject to the conditions set forth therein, including the approval of the Company’s stockholders, we will issue and sell an aggregate of $225 million of convertible preferred stock, consisting of: (i) 112,500 shares of the Company’s Series B-1 Convertible Preferred Stock, par value $0.001 per share (the “Series B-1 Preferred Stock”), at a purchase price of $1,000.00 per share to Casdin; and (ii) 112,500 shares of the Company’s Series B-2 Convertible Preferred Stock, par value $0.001 per share (the “Series B-2 Preferred Stock,” and together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”) at a purchase price of $1,000.00 per share to Viking (the “Preferred Equity Financing,” and together with the issuance of shares of Series B Preferred Stock in connection with the conversion of the Term Loans, the “Private Placement Issuance”). The Series B Preferred Stock to be purchased by Casdin and Viking pursuant to the Purchase Agreements is in addition to any Series B Preferred Stock to be issued upon conversion of outstanding amounts under the Loan Agreements.

Our board of directors (the “Board”) has called this Special Meeting to ask our stockholders to consider, vote upon and approve (i) a proposal to amend the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Charter”) to, among other things, increase the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) that the Company is authorized to issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and to change the Company’s name to Standard BioTools Inc. (the “Charter Amendment”); (ii) a proposal to approve, in accordance with Nasdaq Listing Rule 5635, the issuance of (A) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock pursuant to the Purchase Agreements, (B) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements and (C) the Common Stock issuable upon the conversion of the Series B Preferred Stock (the “Private Placement Issuance Proposal”); and (iii) a proposal to adjourn the Special Meeting if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Charter Amendment Proposal and the Private Placement Issuance Proposal (the “Adjournment Proposal,” and, together with the Private Placement Issuance Proposal and the Charter Amendment Proposal, the “Stockholder Proposals”). The Private Placement Issuance Proposal is conditioned on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Private Placement Issuance Proposal. If the Charter Amendment Proposal does not receive the requisite vote for approval, then the Private Placement Issuance Proposal will have no effect even if approved by our stockholders, and if the Private Placement Issuance Proposal does not receive the requisite vote for approval, then the Charter Amendment Proposal will have no effect even if approved by our stockholders.

The accompanying proxy statement provides you with detailed information about the Special Meeting and the Stockholder Proposals. We encourage you to read carefully the entire proxy statement. You also may obtain additional information about the Company and the Private Placement Issuance from documents that we have filed with the Securities and Exchange Commission, including the Purchase Agreements and Loan Agreements.

Only stockholders of record at the close of business on [•], 2022 are entitled to notice of, and to vote at, the Special Meeting.

Your vote is very important regardless of the number of shares of Common Stock that you own. Whether or not you expect to attend the Special Meeting, please vote your shares by internet, telephone, or by signing, dating and returning the accompanying proxy card in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning your proxy card or voting electronically does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

Thank you for your cooperation and continued support.

Sincerely,

/s/ NICHOLAS S. KHADDER
Nicholas S. Khadder
Senior Vice President, General Counsel, and Corporate Secretary
, 2022

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

FLUIDIGM CORPORATION

2 Tower Place, Suite 2000

South San Francisco, California 94080

(650) 266-6000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on [•], 2022

To the Stockholders of Fluidigm Corporation:

NOTICE IS HEREBY GIVEN that a special meeting (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of the stockholders of Fluidigm Corporation, a Delaware corporation (the “Company,” “Fluidigm,” or “we”), will be held at the Genesis SSF Performing Arts Center, located at 1 Tower Place, South San Francisco, California 94080 on [•], 2022, at [•] local time for the following purposes:

•

Approval of Charter Amendment. To consider and vote upon a proposal, which we refer to as the “Charter Amendment Proposal,” to amend the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Charter”), a form of which amendment is attached as Annex A to the accompanying proxy statement, to, among other things, (1) increase the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) that the Company is authorized to issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and (2) change the name of the Company to Standard BioTools Inc.

•

Approval of Private Placement Issuance Proposal. To consider and vote upon a proposal, which we refer to as the “Private Placement Issuance Proposal,” to approve, in accordance with Nasdaq Listing Rule 5635, the issuance of (1) the Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-1 Preferred Stock”) and the Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-2 Preferred Stock”, and together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”) issuable pursuant to the Purchase Agreements, (2) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements and (3) the Common Stock issuable upon the conversion of the Series B Preferred Stock.

•

Authorization to Adjourn the Special Meeting. To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Charter Amendment Proposal and the Private Placement Issuance Proposal at the time of the Special Meeting, which we refer to as the “Adjournment Proposal.”

The Company’s Board of Directors (the “Board”) unanimously recommends that the stockholders vote “FOR” the Charter Amendment Proposal, the Private Placement Issuance Proposal and the Adjournment Proposal.

The Board has fixed the close of business on [•], 2022 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Therefore, each outstanding share of Common Stock (listed on The Nasdaq Global Select Market under the symbol “FLDM”) entitles the holder of record of such share at the close of business on [•], 2022 to receive notice of, and to vote at, the Special Meeting.

The accompanying proxy is solicited by the Board and the accompanying proxy statement provides a detailed description of the Charter Amendment Proposal, the Private Placement Issuance Proposal and the Adjournment Proposal. We urge you to read the accompanying proxy statement, including any annexes, and the other reports and accompanying exhibits that we have filed with the Securities and Exchange Commission that are incorporated into the proxy statement by reference.

All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you attend, you will be asked to present valid picture identification such as a driver’s license or passport. If your Common Stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your Common Stock is held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the shares on the record date in order to be admitted to the Special Meeting. A list of stockholders entitled to vote at the meeting will be available for examination by stockholders at the time and place of the meeting and, during ordinary business hours, for a period of ten days prior to the Special Meeting at the Company’s principal place of business at 2 Tower Place, Suite 2000, South San Francisco, California 94080.

Enclosed are our proxy statement and a proxy card. Your vote is very important. Whether or not you expect to attend the Special Meeting, we urge you to vote your shares by internet, telephone, or by signing, dating and returning the proxy card included in these materials as promptly as possible to ensure your representation at the Special Meeting. If you choose to attend the Special Meeting, you may still vote your shares in person by ballot, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided by your bank, broker or other nominee for voting instructions.

By Order of the Board of Directors,

/s/ NICHOLAS S. KHADDER
Nicholas S. Khadder
Senior Vice President, General Counsel, and Corporate Secretary
, 2022

-i-

Required Vote	40

INTERESTS OF CERTAIN PERSONS IN THE PRIVATE PLACEMENT ISSUANCE	41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	49

GENERAL MATTERS	52

Stockholders Sharing an Address / Household	52

Stockholder Proposals and Nominations	52

Incorporation by Reference	53

Where You Can Find More Information	53

Other Matters	54

ANNEX A Charter Amendment	A-1

ANNEX B Series B-1 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Private Growth Equity Fund II, L.P., and Casdin Partners Master Fund, L.P.

B-1

ANNEX C Series B-2 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.

C-1

ANNEX D Series B-1 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Partners Master Fund, L.P., and Casdin Private Growth Equity Fund II, L.P.	D-1

ANNEX E Series B-2 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.

E-1

-ii-

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

This proxy statement and the accompanying materials contain forward-looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, among others, statements regarding: Fluidigm’s planned use of the proceeds from the transactions described in this proxy statement; portfolio expansion through strategic acquisitions; cost structure optimization; growth in mass cytometry and microfluidics; acceleration of growth; investments to expand Fluidigm’s customer base; plans for Fluidigm’s products; the expected timing and closing of the transactions described in this proxy statement; expectations for Fluidigm’s brand and corporate name, capital structure and management following the closing of the transactions described in this proxy statement; expansion of Fluidigm’s business through mergers and acquisitions; improvements to Fluidigm’s balance sheet and elimination of financing needs; access to capital markets; expanded internal capabilities; plans for investment and strategic initiatives to drive growth in mass cytometry and microfluidics markets, including product development and improvement plans and product launches; expense management; productivity and efficiency goals; Fluidigm’s access to diagnostics markets and adoption of its products in clinical and translational research markets; collaborations, partnerships and strategic transactions and benefits of those arrangements; and other expectations for Fluidigm following the closing of the transactions described in this proxy statement. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to risks relating to: Fluidigm’s liquidity position and financing requirements; any failure to obtain required stockholder approval of the Charter Amendment Proposal or the Private Placement Issuance Proposal; the possibility that the conditions to the closing of the transactions described in this proxy statement are not satisfied; potential litigation relating to the matters described herein; uncertainties as to the timing of the consummation of the transactions described in this proxy statement; the ability of each party to consummate the transactions described in this proxy statement; possible disruption related to the transactions described in this proxy statement to Fluidigm’s current plans and operations, including through the loss of customers, suppliers and employees; changes in Fluidigm’s business or external market conditions; interruptions or delays in the supply of components or materials for, or manufacturing of, Fluidigm products; and Fluidigm’s ability to achieve its expected strategic, financial and operational plans. Forward-looking statements are subject to numerous risks and uncertainties that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Additional factors that could materially affect our future results, performance, or achievements include, but are not limited to, the potential adverse effects of the COVID-19 pandemic on our business and operating results; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; risks relating to reliance on sales of capital equipment for a significant proportion of revenues in each quarter; potential product performance and quality issues; intellectual property risks; competition; uncertainties in contractual relationships; risks relating to company research and development, sales, marketing, and distribution plans and capabilities; reductions in research and development spending or changes in budget priorities by customers; seasonal variations in customer operations; unanticipated increases in costs or expenses; and risks associated with international operations. In addition, investors in Fluidigm should review the more detailed discussions of additional risks and uncertainties and other information affecting our business described under the caption “Risk factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2021 and in our subsequent Quarterly Reports on Form 10-Q. Information on these and additional risks and uncertainties and other information affecting our business and operating results is contained in our Annual Report on Form 10-K for the year ended December 31, 2020, and in our other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this proxy statement.

Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Fluidigm, the Fluidigm logo, Advanta, Biomark, CyTOF, Direct, Imaging Mass Cytometry, Immune Profiling Assay, and Maxpar are trademarks and/or registered trademarks of Fluidigm Corporation in the United States and/or other countries. All other trademarks are the sole property of their respective owners.

The Advanta Dx SARS-CoV-2 RT-PCR Assay is for In Vitro Diagnostic Use. It is for Use Under Emergency Use Authorization Only. Rx Only. It has not been FDA cleared or approved. It has been authorized by FDA under an EUA for use by authorized laboratories. It has been authorized only for the detection of nucleic acid from SARS-CoV-2, not for any other viruses or pathogens. It is only authorized for the duration of the declaration that circumstances exist justifying the authorization of emergency use of in vitro diagnostics for detection and/or diagnosis of COVID-19 under Section 564(b)(1) of the Act, 21 U.S.C. § 360bbb-3(b)(1), unless the authorization is terminated or revoked sooner. Other Fluidigm products are For Research Use Only. Not for use in diagnostic procedures.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Fluidigm Corporation

2 Tower Place, Suite 2000

South San Francisco, California 94080

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held On [•], 2022, at [•] Local Time

At the Genesis SSF Performing Arts Center

At 1 Tower Place, South San Francisco, California 94080

GENERAL INFORMATION

Why am I receiving these materials?

The Board of Directors (the “Board”) of Fluidigm Corporation (the “Company,” “we” or “Fluidigm”) is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Fluidigm’s Special Meeting of Stockholders to be held on [•], 2022, at [•] Pacific Time (together with any adjournment, postponement or other delay thereof, the “Special Meeting”), for the purpose of considering and acting upon the matters set forth in this proxy statement. These proxy materials are being distributed to you beginning on [•], 2022. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement.

The proposals to be voted on at the Special Meeting are:

•

Approval of Charter Amendment. To consider and vote upon a proposal, which we refer to as the “Charter Amendment Proposal,” to amend the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Charter”), a form of which amendment is attached as Annex A to the accompanying proxy statement, to, among other things, (1) increase the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) that the Company is authorized to issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and (2) change the name of the Company to Standard BioTools Inc.

•

Approval of Private Placement Issuance Proposal. To consider and vote upon a proposal, which we refer to as the “Private Placement Issuance Proposal,” to approve the issuance of (1) the Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-1 Preferred Stock”) and the Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-2 Preferred Stock”, and together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”) for a purchase price of $1,000 per share issuable pursuant to the Purchase Agreements, (2) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements, and (3) the Common Stock issuable upon the conversion of the Series B Preferred Stock (the shares of Common Stock issuable upon conversion of the Series B Preferred Stock being referred to as the “Conversion Shares”).

•

Authorization to Adjourn the Special Meeting. To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Charter Amendment Proposal and the Private Placement Issuance Proposal at the time of the Special Meeting, which we refer to as the “Adjournment Proposal.”

Holders of the Common Stock will not be entitled to appraisal, dissenters’ or similar rights in connection with these proposals.

What are the Board’s recommendations on how to vote my shares?

The Board unanimously recommends a vote:

•	Proposal 1: “FOR” the approval of the Charter Amendment Proposal.

•	Proposal 2: “FOR” the approval of the Private Placement Issuance Proposal.

•	Proposal 3: “FOR” the approval of the Adjournment Proposal.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own in the event that you are unable to cast your vote directly at the meeting. The person you designate is your “proxy,” and you give the proxy authority to vote your shares at the meeting—according to your instructions—by submitting your voting instructions online, by telephone, or via a physical proxy card. We have designated our Chief Financial Officer, Vikram Jog, and our Senior Vice President, General Counsel, and Corporate Secretary, Nicholas Khadder, to serve as proxies for the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, you will be asked to consider and vote on (1) the Charter Amendment Proposal, (2) the Private Placement Issuance Proposal and (3) the Adjournment Proposal.

On January 23, 2022, the Company entered into (i) a Loan Agreement (the “Casdin Loan Agreement”) with Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. (collectively, “Casdin”) attached as Annex D and (ii) a Loan Agreement (the “Viking Loan Agreement,” and together with the Casdin Loan Agreement, the “Loan Agreements”) with Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP (collectively, “Viking” and, together with Casdin, the “Purchasers” and each, a “Purchaser”) attached as Annex E. Each Loan Agreement provides for a $12.5 million term loan to the Company (each, a “Term Loan” and collectively, the “Term Loans”). Subject to approval by the Company’s stockholders at the Special Meeting, upon the issuance of the Series B Preferred Stock (as defined below) pursuant to the Purchase Agreements (as defined below), the Term Loans will be automatically converted into a number of shares of Series B-1 Preferred Stock (as defined below) and Series B-2 Preferred Stock (as defined below), in accordance with the terms of the Loan Agreements.

Also on January 23, 2022, we entered into separate Series B Convertible Preferred Stock Purchase Agreements (the “Purchase Agreements”) with each of the Purchasers, attached as Annex B and Annex C, pursuant to which, among other things, at the closing of the transactions contemplated thereby (the “Closing”), and on the terms and subject to the conditions set forth therein, including the approval of the Company’s stockholders, we will issue and sell an aggregate of $225 million of convertible preferred stock, consisting of: (i) 112,500 shares of Series B-1 Preferred Stock, at a purchase price of $1,000.00 per share to Casdin; and (ii) 112,500 shares of Series B-2 Preferred Stock, at a purchase price of $1,000.00 per share to Viking (the “Preferred Equity Financing,” and together with the issuance of shares of Series B Preferred Stock in connection with the conversion of the Term Loans, the “Private Placement Issuance”). The Series B Preferred Stock to be purchased by Casdin and Viking pursuant to the Purchase Agreements is in addition to any Series B Preferred Stock to be issued upon conversion of outstanding amounts under the Loan Agreements.

Our Common Stock is listed on the Nasdaq Global Select Market and as such, we are subject to the listing rules of the Nasdaq Stock Market governing listing requirements and corporate governance, including the requirement that listed companies obtain stockholder approval for certain transactions. Accordingly, we are asking for your approval of the Private Placement Issuance Proposal to complete the Private Placement Issuance in order to comply with Nasdaq Listing Rule 5635.

Why are we proposing to increase the authorized number of shares of Common Stock pursuant to the Charter Amendment Proposal?

We are proposing to increase the Company’s authorized number of shares of Common Stock in order to be able to consummate the Private Placement Issuance and to ensure sufficient flexibility for future issuances of equity by the Company following the Private Placement Issuance. The terms of the Purchase Agreements, the Loan Agreements and the Certificates of Designations require that we will at all times reserve and keep available out of our authorized and unissued shares of Common Stock, for the sole purpose of issuance under or upon the conversion of the Series B Preferred Stock, not less than the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all such outstanding Series B Preferred Stock. If we cannot increase the authorized number of shares of Common Stock, we will be unable to consummate the Private Placement Issuance.

Additionally, we desire to have additional shares of Common Stock available to provide flexibility to use our capital stock for business and financial purposes in the future. The additional shares of Common Stock may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business and our mass cytometry and microfluidics platforms; and other purposes related to our business. The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management.

In connection with the Closing, the Company intends to adopt a 2022 Inducement Equity Incentive Plan (the “Inducement Plan”). The initial share reserve under the Inducement Plan is estimated to be 5% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding.)

Except for Common Stock issuable in connection with the potential future conversion of the Series B Preferred Stock or as otherwise described herein, the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of Common Stock to be authorized by the Charter Amendment.

Are the proposals conditioned on one another?

Yes, the Closing is conditioned on the approval of both the Private Placement Issuance Proposal and the Charter Amendment Proposal. The Private Placement Issuance Proposal is conditioned on the approval of the Charter Amendment Proposal and the Charter Amendment Proposal is conditioned on the approval of the Private Placement Issuance Proposal. If the Charter Amendment Proposal does not receive the requisite vote for approval, then the Private Placement Issuance Proposal will have no effect even if approved by our stockholders, and if the Private Placement Issuance Proposal does not receive the requisite vote for approval, then the Charter Amendment Proposal will have no effect even if approved by our stockholders.

The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

What happens if the Charter Amendment Proposal and the Private Placement Issuance Proposal are approved?

If the Charter Amendment Proposal and the Private Placement Issuance Proposal are approved, then we will file with the Secretary of State of Delaware a Certificate of Amendment to our Charter to increase our authorized number of shares of Common Stock from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and to change our name to Standard BioTools Inc. Following the effectiveness of the Certificate of Amendment to our Charter, we will file with the Secretary of State of Delaware (1) the Series B-1 Certificate of Designations and (2) the Series B-2 Certificate of Designations, and will issue and sell 112,500 shares of Series B-1 Preferred Stock, at a purchase price of $1,000.00 per share, and 112,500 shares of Series B-2 Preferred Stock at a purchase price of $1,000.00 per share, pursuant to the Purchase Agreements, for aggregate gross proceeds to the Company of approximately $225 million.

Subject to approval of the Charter Amendment Proposal and the Private Placement Issuance Proposal by the Company’s stockholders at the Special Meeting and upon the issuance of the Series B Preferred Stock pursuant to the Purchase Agreements, the Term Loans will be automatically converted into a number of shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock, in accordance with the terms of the Casdin Loan Agreement or the Viking Loan Agreement, respectively, equal to (i) the outstanding principal amount of the applicable Term Loan (including any interest added to the original principal amount thereof) plus accrued and unpaid interest on the Term Loans divided by $1,000 multiplied by (ii) the Conversion Price (as defined in the Certificates of Designations for the Series B Preferred Stock) divided by $2.84.

What are the consequences if the Charter Amendment Proposal is not approved?

If the Charter Amendment Proposal is not approved and adopted by our stockholders, our Charter will not be amended as set forth above and we will continue to have the authority under our Charter to have up to only two hundred million (200,000,000) shares of Common Stock authorized for issuance and ten million (10,000,000) shares of preferred stock. The Private Placement Issuance Proposal is conditioned on the adoption of the Charter Amendment Proposal. Please see “What are the consequences if the Private Placement Issuance Proposal is not approved?”. If the Charter Amendment Proposal does not receive the requisite vote for approval, then the Private Placement Issuance Proposal will have no effect even if approved by our stockholders.

In addition, we would encounter greater difficulty in carrying out our business plans because we may be unable (1) to issue additional shares of Common Stock to attract new employees or to award current employees for future performance, (2) to raise working capital by issuing shares of our Common Stock and (3) to acquire other businesses and products in exchange for shares of our Common Stock. Please see “What are the consequences if the Private Placement Issuance is not completed?”.

What are the consequences if the Private Placement Issuance Proposal is not approved?

If the Private Placement Issuance Proposal is not approved and adopted by our stockholders, the Closing will not occur and the Purchase Agreements may be terminated. The Charter Amendment Proposal is conditioned on the adoption of the Private Placement Issuance Proposal. Please see “What are the consequences if the Charter Amendment Proposal is not approved?”. If the Private Placement Issuance Proposal does not receive the requisite vote for approval, then the Charter Amendment Proposal will have no effect even if approved by our stockholders.

If the Private Placement Issuance Proposal is not approved by the Company’s stockholders and the consummation of the Private Placement Issuance does not occur, the Company will not realize the intended benefits of the Private Placement Issuance as further described in the section titled “Purpose of and Reasons for the Private Placement Issuance” below and our management will be required to divert attention from our business and negotiate a similarly-sized financing with another investor, which may be difficult to do on terms favorable to the Company and its stockholders. Please see “What are the consequences if the Private Placement Issuance is not completed?”.

What are the consequences if the Private Placement Issuance is not completed?

If the Charter Amendment Proposal and the Private Placement Issuance Proposal are not approved by the Company’s stockholders, or if another condition to the consummation of the Private Placement Issuance is not satisfied, the Closing will not occur and the Purchase Agreements may be terminated.

Under specified circumstances following the termination of the Purchase Agreements, we will be required to pay one or more of the Purchasers a termination fee or to reimburse certain of the Purchasers’ transaction expenses. Generally speaking, the Company will be required to reimburse each Purchaser for an amount not to exceed $1,250,000 for each Purchaser’s documented expenses if the Purchase Agreements are terminated for any reason other than the applicable Purchaser’s breach of its Purchase Agreement. The Company will be required to pay each Purchaser a termination fee equal to $1,250,000 (for an aggregate payment to both Purchasers of $2,500,000) if the Purchase Agreements are terminated in certain circumstances; however, that amount may be offset against amounts paid by the Company for expense reimbursement. If a Purchase Agreement is terminated in certain circumstances and the Company subsequently effects an Acquisition Transaction (as defined in the Purchase Agreements), then the Company will owe the applicable Purchaser a termination fee of $2,500,000 (for an aggregate payment to both Purchasers of $5,000,000). If the Purchase Agreements are terminated due to the Board effecting a Company Board Recommendation Change (as defined in the Purchase Agreements), then the Company will owe the applicable Purchaser a termination fee of $5,000,000 (for an aggregate payment to both Purchasers of $10,000,000).

If the Charter Amendment Proposal and Private Placement Issuance Proposal are not approved by the Company’s stockholders at the Special Meeting or the Purchase Agreements are terminated, then the Term Loans will become convertible, at each lender’s option, into Common Stock at an initial conversion rate of 352.1126 shares of Common Stock per $1,000 of conversion amount, subject to the cap set forth in the Loan Agreements. The conversion rate is subject to customary adjustments as set forth in the Loan Agreements. The Term Loans bear interest (i) from and including the effective date of the Loan Agreements to but excluding March 1, 2022, at 10%, (ii) from and including March 1, 2022 to but excluding June 1, 2022, at 12%, (iii) from and including June 1, 2022 to but excluding September 1, 2022, at 14%, and (iv) from and including September 1, 2022 and thereafter, at 16%. Interest accrues daily and is payable in kind by adding the accrued interest to the outstanding principal amount on the last date of each month. The Term Loans mature on the 91st calendar day after the latest maturity date of the loans borrowed under the Company’s Loan and Security Agreement, dated as of August 2, 2018, with Silicon Valley Bank (the “Maturity Date”). Principal, together with accrued and unpaid interest, is due on the Maturity Date.

How does the Private Placement Issuance impact me?

While our Board believes that the sale of the Series B Preferred Stock to the Purchasers is advisable and in the best interests of the Company and our stockholders, you should consider the following factors, together with the other information included in this proxy statement, in evaluating the Private Placement Issuance Proposal.

Dilution. If our stockholders approve the Private Placement Issuance Proposal, upon the Closing, the Series B-1 Preferred Stock issued pursuant to the B-1 Purchase Agreement and Casdin Loan Agreement will initially be convertible into an aggregate of approximately [•] shares of our Common Stock (subject to adjustment), and the Series B-2 Preferred Stock issued pursuant to the B-2 Purchase Agreement and Viking Loan Agreement will initially be convertible into an aggregate of approximately [•] shares of our Common Stock (subject to adjustment), assuming the Closing occurs on [•]. On an as-converted basis, and assuming the Closing occurs on [•], we currently expect this to represent an aggregate of approximately [•]% of our issued and outstanding shares of Common Stock immediately following the Closing (equating to approximately [•]% per Purchaser) based on the number of shares of Common Stock outstanding as of January 31, 2022, but assuming full conversion of all Series B Preferred Stock immediately following the Closing. As a result, our current stockholders would experience substantial dilution of any earnings per share that we may have in the future, as well as of ownership percentage and voting rights.

Substantial Stockholders. If our stockholders approve the Private Placement Issuance Proposal, upon the Closing, the Purchasers will have voting power measured in a manner related to the conversion ratio of the shares of Series B Preferred Stock and will be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of equity interest of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock. To the extent the Series B-1 Preferred Stock held by Casdin or Series B-2 Preferred Stock held by Viking would each, in the aggregate, represent voting rights with respect to more than 19.9% of the Common Stock (including the Series B Preferred Stock on an as-converted basis) (the “Voting Threshold”), neither Casdin nor Viking will be permitted to exercise the voting rights with respect to any shares of Series B-1 Preferred Stock or Series B-2 Preferred Stock, as applicable, held by them in excess of the Voting Threshold. In that case, the Chief Financial Officer or General Counsel of the Company shall exercise the voting rights with respect to such shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock in excess of the Voting Threshold in a neutral manner. The holders of a majority of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock will also have the right, subject to certain conditions, to each nominate for election and to elect one member to the Board, provided that each of the nominees will be appointed to the Board at the Closing (which will comprise seven members immediately after the Closing) and to consent to certain enumerated actions of the Company. As a result, each Purchaser will have significant voting power and influence over our business and affairs. These stockholders, if they acted together, could significantly influence all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. These significant stockholders may be able to determine or significantly influence matters requiring stockholder approval. The interests of significant stockholders may not always coincide with our interests or the interests of other stockholders.

Market Price. Upon the issuance of the Series B Preferred Stock, a substantial number of shares of our Common Stock will become issuable upon conversion thereof. This issuance or resale of our Common Stock issued to the Purchasers upon conversion of the Series B Preferred Stock could have an adverse effect on the market price of our Common Stock because investors often perceive disadvantages in owning stock in companies with significant stockholders. Further, pursuant to the Registration Rights Agreement between the Company and the Purchasers, we have agreed to certain customary registration rights with respect to shares issuable under the Loan Agreements and the Purchase Agreements, which means that such shares would become eligible for resale in the public markets. Any sale of such shares, or the anticipation of the possibility of such sales, could create downward pressure on the market price of our Common Stock.

Will the Company’s ticker symbol change after the Charter Amendment and the Private Placement Issuance?

Shares of the Company’s Common Stock are currently listed on Nasdaq under the symbol “FLDM.” After completion of the Charter Amendment and the Private Placement Issuance, it is expected that our Common Stock will trade on Nasdaq under the symbol “[•].”

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

This proxy statement and accompanying proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be first sent to stockholders beginning on or about [•], 2022.

When is the record date for the Special Meeting?

The Board has fixed the record date for the Special Meeting as of the close of business on [•], 2022.

What shares can I vote?

Each share of our Common Stock issued and outstanding as of the close of business on [•], 2022, the record date for the Special Meeting, is entitled to vote on all items being considered at the Special Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares you own through an account with a broker, bank, trustee, or other intermediary, sometimes referred to as owning in “street name.” On the record date, we had [•] shares of Common Stock issued and outstanding.

How many votes am I entitled to per share?

For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held by such holder as of the record date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders beneficially own shares held in “street name” by a broker, bank, trustee, or other nominee rather than holding the shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by our mailing agent. As the stockholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote in person at the Special Meeting. You may vote online or by telephone as described below under the heading “How can I vote my shares without attending the Special Meeting?” You may also vote by mail by following the instructions on your proxy card.

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Beneficial Owner. If your shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank, trustee, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, trustee, or other nominee how to vote your shares, and you are also invited to attend the Special Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person by ballot at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the Special Meeting, you may vote by following the instructions provided by your broker, bank, trustee, or other nominee.

How can I attend the Special Meeting?

You are entitled to attend the Special Meeting only if you were a Fluidigm stockholder as of the record date or you hold a valid proxy for the Special Meeting. If you are not a stockholder of record but beneficially own shares held in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to [•], together with a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or other similar evidence of ownership.

If you do not comply with the procedures outlined above, you may not be admitted to the Special Meeting.

Please let us know if you plan to attend the meeting by indicating your plans when prompted if you vote online or by telephone, or by marking the appropriate box on your proxy card if you vote by mail.

Will the Special Meeting be webcast?

No.

How can I vote my shares in person at the Special Meeting?

Shares held in your name as the stockholder of record may be voted by you in person by ballot at the Special Meeting. Shares owned beneficially and held in street name may be voted by you in person by ballot at the Special Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the Special Meeting?

By telephone or via the Internet

If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.

If you are a beneficial owner of shares, your broker, bank, trustee, or other nominee may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee, or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

By mail

If you are a stockholder of record, sign and date the enclosed proxy card or voting instruction card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If the prepaid envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card as proxy holders—Vikram Jog and Nicholas Khadder—will vote the shares represented by your proxy card as recommended by our Board.

If you are a beneficial owner of shares and you requested a printed copy of the proxy materials from your broker, bank, trustee, or other nominee, simply complete the proxy card and mail it according to the instructions provided by your broker, bank, trustee, or other nominee.

You may attend the Special Meeting in person even if you have already voted by proxy.

What is the deadline for voting my shares?

If you hold shares as a stockholder of record, we must receive your vote before the polls close at the Special Meeting, except that proxies submitted via the Internet, telephone, or by mail must be received by 11:59 p.m. Eastern Time on [•], 2022.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares in person at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Fluidigm Corporation, 2 Tower Place, Suite 2000, South San Francisco, California 94080, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the Special Meeting and voting in person by ballot. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the Special Meeting for any purpose germane to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 2 Tower Place, Suite 2000, South San Francisco, California 94080.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Fluidigm or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How many shares must be present or represented to conduct business at the Special Meeting?

Holders of a majority of the issued and outstanding shares of Common Stock as of the record date must be present in person or represented by proxy, also referred to as a quorum, to hold and transact business at the Special Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. Abstentions as to these proposals will count as shares present and entitled to vote on the proposals and, accordingly, will count as votes “AGAINST” the Charter Amendment Proposal, the Private Placement Issuance Proposal and the Adjournment Proposal. A “broker non-vote” occurs when a broker, bank, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Broker “non-votes” will count as a vote “AGAINST” the Charter Amendment Proposal and will have no effect on the outcome of the vote on the Private Placement Issuance Proposal and the Adjournment Proposal. If there is no quorum, the chairperson of the meeting or the holders of a majority of the issued and outstanding shares of Common Stock present at the Special Meeting may adjourn the meeting to another date.

Who will solicit and who will bear the cost of soliciting proxies for the Special Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting proxies. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, trustees, and other nominees for the cost of forwarding proxy materials to beneficial owners. We have hired Alliance Advisors, LLC (“Alliance Advisors”) to help us solicit proxies. We expect to pay Alliance Advisors a base fee of $25,000 plus reimbursement of reasonable out-of-pocket expenses.

What vote is required to approve each item?

Required Vote—Approval of the Charter Amendment Proposal (Proposal 1). The affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote is required to approve the Charter Amendment Proposal. An abstention has the effect of a vote “against” approval of the Charter Amendment Proposal. Broker “non-votes” will count as a vote “against” the Charter Amendment Proposal.

Required Vote—Approval of the Private Placement Issuance Proposal (Proposal 2). The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote, is required to approve the Private Placement Issuance Proposal. An abstention has the effect of a vote “against” approval of the Private Placement Issuance Proposal. With respect to this Private Placement Issuance Proposal, a broker non-vote will have no effect on the outcome of the vote.

Required Vote—Approval of the Adjournment Proposal (Proposal 3). The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter, is required to approve the Adjournment Proposal. An abstention is treated as present and entitled to vote on the subject matter and, therefore, has the effect of a vote “against” approval of the Adjournment Proposal. Broker non-votes will not affect the outcome of the vote on the Adjournment Proposal.

If the Special Meeting is postponed for any purpose, at any subsequent reconvening of the Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.

Could other matters be decided at the Special Meeting?

No business may be transacted at the Special Meeting except that referred to in the Notice of the Special Meeting, or in a supplemental notice given also in compliance with the provisions of the Company’s Amended and Restated Bylaws, or such other business as may be germane or supplementary to the business that is stated in the Notice of the Special Meeting or any supplemental notice. The Company does not know of any other matters that may be presented for action at the Special Meeting other than the Charter Amendment Proposal, the Private Placement Issuance Proposal and the Adjournment Proposal.

What happens if the Special Meeting is postponed?

The Special Meeting may be adjourned or postponed for the purpose of, among other things, soliciting additional proxies. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned or postponed meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results in a Current Report on Form 8-K (a “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we will file a Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Form 8-K to publish the final results.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on [•], 2022

The Notice of Special Meeting of Stockholders, this proxy statement and the proxy card are available free of charge at https://investors.fluidigm.com/sec-filings or “SEC Filings” under “Investors.”

DISCUSSION OF THE PRIVATE PLACEMENT ISSUANCE

While we believe that the summary below describes the material terms of the Private Placement Issuance, it may not contain all of the information that is important to you and is qualified in its entirety by the relevant instruments and agreements themselves, which were included as exhibits to our Current Report on Form 8-K filed with the SEC on January 24, 2022, as amended, and are incorporated by reference in this Proxy Statement. We encourage you to read the relevant instruments and agreements themselves in their entirety. Further, representations, warranties and covenants in the Purchase Agreements are not intended to function, or to be relied on, as public disclosures. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Purchase Agreements. Accordingly, you should not rely on the representations, warranties or covenants as characterizations of the actual state of facts at the Company because they are modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed since the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Overview of the Private Placement Issuance

Introduction

We have called the Special Meeting to ask our stockholders to support the three proposals identified below. The approval of these proposals at the Special Meeting is critical in order to fully execute the intent behind the Private Placement Issuance.

Proposal 1 is to approve the Charter Amendment.

Proposal 2 is to approve the Private Placement Issuance Proposal.

Proposal 3 is to approve the Adjournment Proposal.

Fluidigm Situation Analysis

The Company’s core microfluidics and mass cytometry businesses require focused investment to reposition them as growth businesses.

The Board regularly reviews the Company’s performance, prospects, strategy, and capital structure and engages with our stockholders regarding these matters. Prior to initiating the external review process described in greater detail below, the Board and our management had engaged in substantial initiatives over several years to address our product and market strategies. The primary objective of these earlier initiatives was to establish a stronger growth trajectory for the Company. After a decline in total revenues between 2016 and 2017, total revenues increased by 10.8% between 2017 and 2018 and by a modest 3.8% between 2018 and 2019. Meanwhile, after a cost reduction initiative in 2017, the Company’s cost structure expanded over the following years to support its complex, worldwide business operations.

The Board and management have consistently believed that long-term value creation for our stockholders requires sustainable and consistent revenue growth at a scale that ultimately permits operating profitability, taking into account the infrastructure and other investments necessary to support those revenues. Since 2016, the Company has faced numerous external challenges in executing its strategies, which have been frequently compounded by internal constraints such as lack of capital. When Mr. Linthwaite became our chief executive officer in October 2016, the Company was already supporting a business model encompassing multiple markets and product lines. Our microfluidics business was experiencing relative weakness due to, among other factors, aggressive competition, including from companies with novel approaches to single-cell genomics, a market where our technology previously had a pioneering advantage. Addressing that competitive landscape required investment capital to support new systems, either through internal development or acquisitions. However, as discussed in more detail under “Value Creation Has Been Adversely Affected by the Company’s Undercapitalized Financial Condition”, capital constraints forced the Company to slow its pace of development and effectively precluded potentially transformative acquisitions. Despite a long-standing reputation for innovation, certain of the Company’s key products began to lag the market. Since 2016, our microfluidics business continued to experience variable performance and growth, partly as a consequence of the financial constraints on internal development. During the period between 2017 and 2019, declines in microfluidics revenues were partially offset by revenue growth in the Company’s mass cytometry business. By 2019, however, as competition and the slow pace of new product development hindered growth, the mass cytometry portion of our business also experienced variability and more modest revenue growth.

Some of the initiatives emanating from the strategic engagement between the Board and management during this period were successful, notably management’s and the Board’s decision in the spring of 2020 to pursue a COVID-19 testing strategy, which contributed to 17.8% revenue growth between 2019 and 2020 at a time when our base business was otherwise experiencing weakness, due in part to the impact of the COVID-19 pandemic. The Company’s mass cytometry business, which had exhibited historic growth, met meaningful headwinds as a result of the pandemic. When the Board and management determined to pursue this diagnostic strategy, our customers around the world were suspending research activities and the Board believed that our revenues as well as our cash and liquidity position were in jeopardy. Additionally, our mass cytometry business suffered in light of, among other factors, the high price points for these instruments and their greater complexity for users. The revenues from sales of our COVID-19 tests and a related $34 million contract to develop and scale up manufacturing of a COVID-19 diagnostic test under the National Institute of Health’s Rapid Acceleration of Diagnostics (RADx) program supported our cash position through the most difficult portions of the pandemic. By the beginning of 2021, however, our COVID-19 testing-related revenues began to diminish as vaccines became available, testing became more widely available, and the overall volume of testing declined.

Accordingly, notwithstanding the revenue growth realized between 2019 and 2020, by the end of the first quarter of 2021, the Company found itself in a situation roughly comparable to that of early 2020 and faced with material uncertainty in the Company’s core markets. Notably, we continue to experience weakness in our microfluidics business, and although the adverse impacts of the pandemic on our mass cytometry business have clearly improved, we continue to believe there is uncertainty in that business.

Value Creation Has Been Adversely Affected by the Company’s Undercapitalized Financial Condition

In addition to the strategic business challenges noted above, the Board and management have continually needed to secure for the Company sufficient financing to fund current operations as well as organic and inorganic growth objectives. The Board believes that the Company has been undercapitalized over much of its recent history as a public company, periodically finding itself in the position of needing to obtain financing in adverse market conditions. Moreover, in recent years, in the absence of timely financing activities, including convertible note exchange transactions, the Company may have had to include a disclosure in its financial statements that there was a substantial doubt about its ability to continue as a going concern. Further, while our year-end financial closing and reporting process is still ongoing, we believe that it is possible that our 2021 financial statements will have to include such a disclosure. Such a disclosure, without affirmative steps to remedy it (such as the Private Placement Issuance), is likely to have a material negative impact on the Company due to, among other things, customer and employee concerns about our long-term viability.

Despite raising substantial capital through multiple financings between 2017 and 2020, including common stock issuances and issuances and exchanges of convertible notes, our stockholders have not realized a commensurate increase in value. By December 2021, following weak operating performance in the third quarter of 2021, reductions in our outlook for the fourth quarter of 2021 and for 2022, and delays in our ability to implement cost-cutting measures due to the strategic review process (as more fully described below), the Company was again facing a material need for near-term financing.

Perhaps more significant from the perspective of value creation, the Board believes that realizing and accelerating growth for the Company will require that the Company be competitive when seeking to acquire innovative companies and technologies or when seeking to pursue partnerships or other strategic relationships that complement our market focus. As noted above, we have consistently lacked sufficient capital resources to fund these types of transactions. In addition, our stock price volatility combined with relatively low market capitalization has prevented the Company from using equity as a currency in acquisitions. As a result, we have not been able to execute on a material acquisition since 2014. As evidence of the constraints imposed by our financing situation, in early 2019, the Board and management sought to conclude an acquisition transaction that would have been clearly transformative and value-enhancing for our stockholders. In connection with that proposal, we entered into discussions with a prominent private equity sponsor to provide the Company with the capital necessary to make that acquisition. The structural aspects of the financing transaction proposed by such sponsor were similar to those proposed by Casdin and Viking for the Private Placement Issuance (e.g., a preferred equity instrument with a liquidation preference). Ultimately, however, the larger financing constraints described above precluded the Company’s ability to make a competitive offer, and the Company was significantly outbid.

Existing Stockholders Have Demanded Change

Over the year prior to the announcement of the entry into the Purchase Agreements and the Loan Agreements (and particularly as it became apparent that the diagnostic strategy adopted in the wake of COVID-19 would not produce sustainable long-term revenue growth), our stockholders began to express substantial frustration to the Board. Common themes communicated directly to our non-employee directors included the Company’s inability to develop, communicate, and implement a long-term strategy focused on value creation; the Company’s operating expense profile; the Company’s frequent need to access the capital markets to fund continuing operations; and a perceived need among some investors for new leadership. In response to these challenges, the Board determined to undertake a comprehensive review of the Company’s strategic business and financial alternatives, as described further below.

2021 Strategic Review Process

The Purchase Agreements and Loan Agreements represent the culmination of an external strategic review process initiated by the Board in April 2021 with the assistance of Jefferies LLC (“Jefferies”) as the Company’s financial advisor. The following chronology summarizes the material meetings and events that led to the signing of the Purchase Agreements and Loan Agreements. The following chronology does not purport to catalogue every conversation among the Purchasers, the Company, and their respective directors, officers, and other advisors or other parties. In addition, the following chronology does not purport to catalogue every conversation among the Company or any of its directors, officers, or advisors, including Jefferies, with any other third party in connection with the external strategic review process described below.

On February 10, 2021, we announced our operating results for the quarter and year ended December 31, 2020. In connection with that release, we provided a full year 2021 estimated product and service revenue guidance range of between $140 and $150 million, reflecting estimated year-over-year product and service revenue growth of between fourteen percent (14%) and twenty two percent (22%). In addition, we noted improvement in our microfluidics business and progress toward transforming these instruments and products into a diagnostic platform. As the first quarter of 2021 unfolded, however, our COVID-19 testing revenues declined at an unexpected rate, ultimately prompting a reduction in 2021 product and service revenue guidance to between $130 and $135 million, with year-over-year percentage growth estimated between 6% and 10%.

On March 12, 2021, the Board established a strategic committee consisting of our non-executive chairman, Carlos Paya, and independent directors Nicolas Barthelemy and Gary Burbach. The initial purpose of the strategic committee was to oversee information gathering and discussions with management concerning the Company’s strategic and operational alternatives. As 2021 developed and the strategic review process was formalized (as described further below), the strategic committee assumed principal responsibility for working with outside financial and legal advisors to manage the process including, with respect to the Private Placement Issuance, to negotiate the terms of the transactions contemplated by the Purchase Agreements and the Loan Agreements as well as certain ancillary provisions of the transactions, including employment and compensation arrangements for incoming management and generally to make recommendations to the Board with respect to the strategic review process.

During the first four months of 2021, the strategic committee, management, and the Board engaged in numerous meetings and discussions concerning the Company’s alternatives, noting, in particular, expectations for continued weak growth rates in 2021, the need for additional capital, the need for an improved cost structure, and stockholder demands for change in strategy and leadership. The Board further considered whether the Company should engage in a formal strategic review process led by an independent financial advisor to explore the Company’s strategic alternatives with the objective of an acquisition of either the Company as a whole or one of its business units. The Board concluded that a strategic acquisition of the entire Company by a large, well-capitalized life sciences instrumentation company or, in the absence of a strategic acquisition, an acquisition by a private equity firm or similar financial acquiror, would be in our stockholders’ best interests. The Board recognized that if a whole-company acquisition strategy could not be concluded, the Company would be required to find a new product and market strategy, potentially divest one of its business units, complete a major restructuring, consider management changes, and require substantial additional capital to implement any resulting strategy.

On April 14, 2021, with the approval of the strategic committee and the Board, the Company engaged Jefferies to act as the Company’s financial advisor in connection with a formal strategic review process. On May 4, 2021, Jefferies made a presentation to the Board with respect to its strategies for outreach to potential buyers and estimated valuations of the Company and its individual business units. On May 11, 2021, an organizational meeting was held, which was attended by members of management. The strategic review process was intended to prepare for alternative scenarios, including strategies to address the Company’s liquidity and capital structure constraints, but with the understanding that the primary objective would be a sale of the Company. Jefferies was selected as the investment banker to lead the process based on their deep knowledge of the life sciences sector, their track record in successfully leading M&A transactions in that sector, and their familiarity with the Company and its business.

On June 17, 2021, Jefferies formally launched the outreach stage of the strategic review process. The closing price of our Common Stock that day was $6.13 per share. Over the course of the strategic review, Jefferies contacted 36 potential acquirors, consisting of 27 strategic acquirors and 9 financial acquirors. 17 of these third parties, including Casdin and Standard BioTools LLC, entered into non-disclosure agreements with the Company to permit further due diligence, and the Company’s management made presentations to 12 potential acquirors.

Through Jefferies, the Company requested indications of interest for an acquisition of the Company. Of all the parties contacted by Jefferies, only two, both financial bidders, provided preliminary, non-binding indications of interest for an acquisition of the Company. Casdin entered into a confidentiality agreement with the Company on August 2, 2021. On August 30, 2021, Casdin provided a written initial indication of interest with an estimated bid price (subject to confirmatory diligence) of $8.50 per share. Representatives of Casdin indicated to Jefferies that no third-party financing would be required for the proposed acquisition of the Company. Party A, the other financial bidder, also provided an initial indication of interest with an estimated bid price of $8.00, subject to confirmatory diligence. In contrast to the Casdin proposal, Party A noted that its bid would require that it form a syndicate of financial investors to finance any acquisition and therefore the Company was concerned that Party A may ultimately have difficulty financing the acquisition. Based on these two preliminary bids, the Company permitted both Party A and Casdin to conduct more extensive due diligence.

In early October 2021, management advised the Board that revenues for the quarter ended September 30, 2021 would not meet analyst consensus estimates. Jefferies subsequently informed both Casdin and Party A of the Company’s third quarter performance. Also in October 2021, Casdin informed the Company that it had joined with Viking to form Standard BioTools LLC (“SBT”), a company funded by Viking and Casdin and led by Dr. Michael Egholm as Chief Executive Officer. On October 26, 2021, Jefferies was notified that Casdin would transition its review of the opportunity to SBT. On October 29, 2021, SBT entered into a confidentiality agreement with the Company and began to conduct financial diligence, in anticipation of potentially submitting a proposal.

On November 8, 2021, the Company publicly announced third quarter 2021 operating results and that it was engaged in a strategic review process to maximize stockholder value. The Company also reduced product and service revenue guidance for fiscal year 2021 from a range of $130 million to $135 million to a new range of $119 million to $122 million, which compared to product and service revenue of $122 million for fiscal year 2020. On November 9, 2021, the closing price of the Common Stock was $4.63.

After having been apprised of the third quarter revenue shortfall, the strategic committee and the other non-employee directors conducted various meetings, with and without management, to assess, among other factors, the risks of the revenue shortfall to the Company’s ability to complete the strategic review process and, if an acquisition were not completed, the Company’s liquidity position and financing requirements. In addition, the non-employee directors met in late October 2021 to begin planning for potential leadership changes at the Company if the strategic review process was not completed.

Concurrently, during October and November 2021, management began exploring financing alternatives to ensure availability of funding if no strategic transaction could be completed. In this regard, the uncertain status and timing of the strategic review process created substantial decision-making challenges with respect to the Company’s business. In particular, management had prepared cost reduction scenarios to extend the Company’s cash runway if necessary in the event a strategic transaction failed to materialize, but delays of the strategic review process into December 2021 precluded the implementation of those scenarios, which heightened concerns of liquidity shortfalls.

Based on the uncertainty concerning the status of the strategic review process and whether it would be successfully completed, on November 8, 2021, the Company executed a non-binding term sheet with another party, Party B, a financial investor, with respect to $25 million of subordinated secured notes. Among other provisions outlined in the non-binding term sheet, the notes would have borne interest at LIBOR plus 7.5% with a 2% original issue discount and would have contained certain financial covenants. The term sheet also contemplated that Party B would have a pre-emptive right to participate in any subsequent equity financings by the Company. At the time, the requested pre-emptive right was considered acceptable by the Company as the Company contemplated receiving final proposals from Casdin and/or SBT and Party A for a whole-company acquisition that would not have triggered this pre-emptive right. On December 3, 2021, Party B delivered draft definitive agreements for the proposed subordinated debt financing.

On November 11, 2021, representatives of SBT and Jefferies met with members of our management team at the offices of Wilson Sonsini Goodrich & Rosati, PC, the Company’s legal counsel (“Wilson Sonsini”), in Washington, D.C. to conduct management and financial due diligence. Following the meetings in Washington, D.C., Jefferies requested a revised proposal by November 29, 2021.

Party A continued to conduct diligence in the months of November and December while it continued to seek financing. While pursuing other alternatives, the Company allowed Party A to continue diligence. Ultimately, Party A informed the Company that it was unable to complete the investment syndicate necessary to finance an acquisition of all of the Company’s outstanding equity securities. At that time, Party A began discussing the terms of a financing with the Board instead of an acquisition. Similarly, on November 27, 2021, SBT, together with Casdin and Viking, provided Jefferies a presentation notifying the Company that in lieu of a whole-company acquisition, they were proposing an aggregate $250 million equity financing, consisting of a convertible preferred stock with a conversion price of $5.15 per share. The initial proposal with respect to the conversion price reflected a 9.8% premium to the closing price of $4.69 for our Common Stock on November 26, 2021. In addition, the presentation proposed that in connection with the closing of the transaction, Dr. Egholm would become our President and Chief Executive Officer and that we would change our name to Standard BioTools Inc. The Board determined that there was interest in further exploring this alternative and asked Jefferies to request a written term sheet.

On December 1, 2021, representatives of SBT and Jefferies met at the Company’s offices in Markham, Ontario to conduct further management and financial due diligence. On December 7, 2021, Casdin and Viking delivered a written term sheet which provided for a conversion price for the Series B Preferred Stock of $5.15 per share, as set forth in the presentation.

On December 10, 2021, at the request of the strategic committee, Jefferies notified representatives of Casdin and Viking that the Company would require a cash infusion of $25 million upon signing of a transaction to fund the Company through the closing of any transaction. Jefferies noted that delays in the strategic review process had prevented the Company from taking certain actions to manage operational expenses and that the Company faced a material risk that the audit opinion for its fiscal 2021 financial statements would contain a going concern qualification.

On December 12, 2021, Party A delivered to the Company a term sheet providing for a $50 million financing transaction, consisting of the issuance of convertible preferred stock with a conversion price equal to a twenty percent (20%) premium to the volume weighted average price of our Common Stock at signing, an 8% paid-in-kind dividend, a liquidation preference equal to the original purchase price, and a redemption right at 125% of the liquidation preference in the event of a change-in-control. In addition, Party A required the right to designate three members of the Board (based on an anticipated increase in the size of the Board to ten members). It also required that the Company upsize its current commercial bank facility by $25 million. Party A’s term sheet also provided that Party A would have the right to participate in up to 25% of any future equity or equity-linked offerings by the Company or any of its direct or indirect subsidiaries for a period of 12 months after the closing of the proposed transaction.

On December 14, 2021, the Board met with representatives of Jefferies and Wilson Sonsini to consider Casdin’s and Viking’s written proposal relative to that submitted by Party A. The economic and other material terms of the two proposals were discussed, including the merits of the proposal from Casdin and Viking relative to that from Party A. Based on input from Jefferies and their own views of the Company’s financial condition and strategic challenges, the Board continued to consider the proposal from the Purchasers to be superior to that of Party A.

In its evaluation of the two proposals, the Board noted Party A’s request, based on a $50 million investment, for a similar board position and governance rights to those requested by Casdin and Viking for a $250 million investment. The Board believed that a smaller financing would continue to leave the Company underfunded with a financing overhang and would not be sufficient to enable the Company to undertake the investment and restructuring that the Board believed was required. In addition, Party A’s proposed convertible preferred stock carried an 8% paid-in-kind dividend, while SBT’s proposed convertible preferred stock had no dividend, which made the economic terms of SBT’s proposal more attractive. The Board further noted Party A’s requirement that the Company’s secured commercial lender increase its loan commitment to the Company and the Board noted its concerns about the willingness of the commercial lender to agree to that increase. In comparing the two proposals, the Board further noted that Party A’s proposal provided insufficient capital for the strategic reset that the Board had long believed to be necessary; that Casdin and Viking had given considerable thought to how they would effect such a repositioning; and that the transaction with Casdin and Viking addressed leadership and management issues that the Board had considered but not finalized. Overall, the Board viewed Party A’s proposal as being less favorable to our stockholders in that it offered, at best, a short-term financing solution without providing the financial or other means to ensure a strategic repositioning of the Company that would be necessary to create long- term stockholder value.

Between December 2, 2021 and December 17, 2021, the strategic committee, Jefferies, and Wilson Sonsini met to review and discuss the proposed term sheet, and representatives of Wilson Sonsini and Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”), counsel for Casdin, exchanged various drafts of the term sheet. Based on the views of the Board and Jefferies that the economic terms reflected in the proposed term sheet from Viking and Casdin were attractive, the negotiations focused principally on matters relating to the proposed governance rights of the investors.

At a regularly scheduled meeting of the Board on December 17, 2021, representatives of Wilson Sonsini and Jefferies reviewed the proposed terms with the Board based on the then-current drafts. Based on input from Jefferies and their own views of the Company’s financial condition and strategic challenges, the Board continued to view the proposal from the Purchasers to be superior to that of Party A.

On December 17, 2021, Casdin and Viking delivered another written term sheet outlining various material terms of the proposed financing transaction. In addition to other terms and conditions, this term sheet provided for a conversion price for the Series B Preferred Stock of the lesser of (i) $5.15 per share and (ii) a 15% premium to the closing price of the Company’s Common Stock as of the date the parties agreed to the term sheet. Additionally, this revised term sheet provided that $25 million of the aggregate proposed financing amount would be in the form of a promissory note investment which would close shortly following public announcement that the Purchase Agreements had been signed. The proposed promissory notes to be issued to each of Casdin and Viking would be convertible at the closing into the same preferred equity instruments issuable under the Purchase Agreements.

On December 20, 2021, Casdin and Viking delivered another written term sheet. In addition to other terms and conditions described in greater detail in this proxy statement, this term sheet provided for a conversion price for the Series B Preferred Stock of $4.50 per share, reflecting a 17.5% premium to the closing price of our Common Stock on December 17, 2021.

On December 21, 2021, the Company entered into a non-binding term sheet with the Purchasers for the Term Loans and the issuance and sale of the Series B Preferred Stock in the Private Placement Issuance, and also an exclusivity agreement that prohibited the Company from negotiating an alternative transaction with any other parties until January 10, 2022, with such date to be extended by a week if the Purchasers remained engaged in good faith negotiations with the Company.

Between December 21, 2021 and the announcement of the Term Loans and Private Placement Issuance on January 24, 2022, the parties negotiated the terms and conditions of the applicable definitive agreements as well as the compensation arrangements for Dr. Egholm and other executive officers of SBT who were anticipated to be joining the Company. The strategic committee and compensation committee of the Board led the negotiations on behalf of the Company with respect to these matters.

Negotiations concerning the terms of the Purchase Agreements focused principally on (1) considerations relating to transaction certainty; (2) the ability of the Board to consider alternative proposals from third parties in lieu of completing the Private Placement Issuance and the circumstances in which the Board could change its recommendation to our stockholders in favor of approving the Private Placement Issuance; (3) the terms of the preemptive rights and other governance rights to be granted to the Purchasers; (4) interim operating covenants; and (5) the circumstances in which the parties could terminate the Purchase Agreements and the termination fees, if any, payable in connection with such termination. In that regard, the Board requested the right to change its recommendation in favor of any alternative proposals made after the execution of the Purchase Agreements if it reasonably determined the alternative proposals were superior to the terms contemplated by the Private Placement Issuance. The Purchasers and their counsel stated an alternative view that the Company had conducted a fulsome strategic review process and therefore the Board had satisfied its fiduciary obligations in connection with the transaction. Following substantial negotiations, the Company agreed that it would be required in any event to hold the Special Meeting seeking approval of the Purchase Agreements and the related transactions, and the Purchasers agreed to permit the Board to change its recommendation in connection with Intervening Events (as defined in the Purchase Agreements) and to permit the Company to waive the terms and conditions of certain standstill agreements entered into in connection with the strategic review process to permit third parties to bring alternative proposals to the Board.

Negotiations concerning the Certificates of Designations primarily focused on considerations relating to (1) the rights, preferences and privileges of the Series B Preferred Stock; (2) the right to nominate and elect preferred directors; (3) the preferred director consent rights; and (4) separate class approval rights over certain specified actions for the Series B-1 Preferred Stock and the Series B-2 Preferred Stock.

A significant aspect of the negotiations between the Company and the Purchasers also related to the terms and conditions of Dr. Egholm’s employment with the Company effective on the closing of the transactions contemplated by the Purchase Agreements. Casdin and Viking informed the Company of their view that, by virtue of his distinguished track record and unique expertise in the life science tools market, Dr. Egholm was uniquely qualified to drive a significant transformation of the Company.

In setting the terms of the compensation for Dr. Egholm and the other incoming executives, the strategic committee and compensation committee, together with representatives of Meridian Compensation Partners (“Meridian”), the compensation committee’s independent compensation consultant, as well as Wilson Sonsini, considered the following: market levels of compensation within the compensation peer group selected by the compensation committee upon Meridian’s recommendation for similarly situated executives, these executives’ past experiences and expected future contributions to the Company, our historical executive compensation practices, the views expressed by Casdin and Viking, and the compensation committee members’ own views of these compensation packages.

In particular, a significant focus of the strategic committee and compensation committee was the equity compensation requests from Dr. Egholm and the incoming executives. These committees considered data from Meridian on annual equity grant practices with the Company’s compensation peer group. For example, Meridian calculated an estimated Black-Scholes value of Dr. Egholm’s new hire award to be a multiple of approximately 4.00 times the 75th percentile of the annual equity compensation values for chief executive officers of companies within the compensation peer group. The strategic committee and compensation committee considered these factors during negotiations with Dr. Egholm including the special nature of his new-hire award given Dr. Egholm’s expected role in the turnaround of the Company, and input received from Casdin and Viking who expressed their desire to provide an equity compensation package that aligns Dr. Egholm’s compensation directly with the interests of existing stockholders, as well as Casdin and Viking, such that Dr. Egholm generally realizes value on his option award only if, and to the extent, that the value of the Company’s Common Stock price exceeds the conversion price of the Series B Preferred Stock.

In connection with the Closing, the Company intends to adopt a 2022 Inducement Equity Incentive Plan (the “Inducement Plan”) with an initial share reserve of approximately 5% of the outstanding shares of our Common Stock on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034) as of the Closing for issuance of awards pursuant to such plan. In determining the size of the initial share reserve under the Inducement Plan, the Board considered the dilution to our stockholders associated with the adoption of this Inducement Plan and the issuance of shares, and determined that the awards anticipated to be made to Dr. Egholm and other incoming members of management pursuant to the Inducement Plan were necessary for the Closing.

A description of the compensation agreement for Dr. Egholm as finally agreed by the Company and Dr. Egholm is provided below under “Interests of Certain Persons in the Private Placement Issuance - Appointment of Chief Executive Officer.”

On December 27, 2021, Dr. Egholm informed the Company’s General Counsel that he remained subject to certain obligations under agreements with his prior employer. The Company then engaged O’Melveny & Myers, LLP (“O’Melveny”) to investigate and advise the Company and the Board with respect to Dr. Egholm’s agreements.

During the period from January 3, 2022 to January 23, 2022, representatives of O’Melveny, Paul Weiss and Dr. Egholm negotiated the terms of an indemnification agreement with Dr. Egholm that provided, among other provisions, for indemnification with respect to potential claims made by a prior employer against Dr. Egholm that may arise in connection with his engagement with the Company and becoming its Chief Executive Officer. The Company is currently responding to certain inquiries that a prior employer has made of it in connection with Dr. Egholm’s signed offer letter to become the Company’s Chief Executive Officer.

Negotiations with respect to the terms and conditions of the Term Loans and the Private Placement Issuance also continued well into January 2022. During that period, stock market conditions worsened substantially, particularly for companies in the Company’s sector. Between December 31, 2021 and January 21, 2022, the last trading day prior to announcement of the definitive transaction agreements, our stock price fell from $3.92 to $2.84, which represented a 52-week low at that time. During that period of time, Casdin and Viking reduced the proposed conversion price twice, first on January 14, 2022 from $4.50 to $3.75 per share and then again on January 21, 2022 from $3.75 to $3.33 per share. Following each of these price reductions, representatives of Jefferies engaged, at the request of the Board, to increase the conversion price. Following multiple conversations between Jefferies and the Purchasers prior to the announcement of the execution of the Purchase Agreements, the Purchasers agreed to increase the conversion price from $3.33 to $3.40, representing a 19.7% premium to the closing price of our Common Stock on January 21, 2022. After careful consideration of the transaction, as well as evaluation of potential alternatives and extensive discussions with Jefferies and Wilson Sonsini, the Board ultimately decided to move forward based on (1) the Company’s financial condition and need to raise financing, (2) the significant risk to the Company and its stockholders of Casdin and Viking disengaging from this transaction in light of the Company’s financial condition, (3) lack of any assurance that other alternatives would be available, (4) a very challenging market environment, and (5) Jefferies’ recommendation that the economic terms relative to market conditions remained favorable.

On January 23, 2022, the Board held two special meetings to consider the final terms of the Term Loans and the Private Placement Issuance. Representatives of management, Jefferies, and Wilson Sonsini participated in each of these meetings, and representatives of O’Melveny participated in the initial meeting. Representatives of Wilson Sonsini reviewed the fiduciary obligations of the Board in considering and potentially approving the Purchase Agreements and the Loan Agreements as well as the related transactions, including the proposed compensation arrangements. Representatives of O’Melveny reviewed with the Board the proposed indemnification agreement with Dr. Egholm.

At these meetings, Jefferies reviewed, among other matters, the history of the strategic review process, the terms and conditions of the Term Loans and the Series B Preferred Stock relative to market, and factors adversely affecting market conditions. The Board considered the Company’s current financial condition, its need for an immediate cash infusion, and the situation analysis discussed above. Following the discussions, the Board determined that the transactions were in the best interests of stockholders and unanimously approved the execution of the Purchase Agreements and the Loan Agreements, each in substantially the form presented to the Board.

On January 23, 2022, the Company executed separate Loan Agreements and Purchase Agreements with each of Casdin and Viking and/or one or more of their respective affiliates, in connection with the Private Placement Issuance.

On January 24, 2022, prior to the opening of trading of our Common Stock on Nasdaq, the Company and the Purchasers publicly announced the signing of the Purchase Agreements and the Loan Agreements.

The Board’s Reasons For Approving and Recommending the Private Placement Issuance

On January 23, 2022, our Board unanimously approved the Purchase Agreements and the Loan Agreements and recommended that stockholders approve them and the related transactions for the following reasons:

•

The transactions with Casdin and Viking address the critical objectives the Board had identified for the Company and that investors had shared with the Board over numerous meetings: to capitalize the Company appropriately to avoid frequently recurring liquidity concerns that temper stock price performance; to manage operating expenses; to find new sources of growth both organic and inorganic; and to implement management changes as necessary to achieve the foregoing.

•

By December 2021, the Company’s cash position was beginning to impede the Company’s operational execution as it had been forced to delay certain operating expense decisions pending resolution of the strategic review process. The proposal from Casdin and Viking was the superior offer of the two alternatives available. In a deteriorating market environment, the Board did not believe it could obtain financing on more favorable terms.

•

The Private Placement Issuance was priced at a 19.7% premium to then-current market prices and on terms superior to any reasonably likely alternative. The Board, based on advice from its financial advisors, believed that these terms were superior to what would have otherwise been available from any alternative source.

•

The absence of material interest from strategic acquirors in the Company’s businesses during the strategic review process underscored the need to reconsider the Company’s product portfolio and market focus. Financing strategies that merely preserved the status quo were unlikely to contribute to creating long-term value for existing stockholders.

•

The Company has been consistently undercapitalized. All other available alternatives, including Party A’s proposal or seeking equity capital in the private or public markets, failed to address this long-term problem.

•

The transactions with Casdin and Viking will provide capital to fund inorganic growth opportunities, to focus our research and development initiatives on growth markets, and generally to permit an overall strategic repositioning of the Company.

•

Casdin and Viking are preeminent investors in the life sciences market, and we believe that the Company will benefit from their domain experience and success in building growth companies in life sciences. We believe their interests are fully aligned with those of existing stockholders: to create value in excess of current trading prices.

•

Casdin and Viking’s proposal followed their own detailed investigation of the Company’s challenges and opportunities. Their proposal was the only proposal to include a strategic perspective for repositioning the Company and materially mirrored views the Board had developed independently of the Company’s strengths and weaknesses as well as the requirements to reposition the Company as a growth company.

Convertible Term Loans

On January 23, 2022, we entered into (i) a Loan Agreement with Casdin and (ii) a Loan Agreement with Viking. Each Loan Agreement provides for a $12.5 million Term Loan to the Company for aggregate gross proceeds to the Company of $25 million pursuant to the Loan Agreements. The Term Loans were fully drawn on January 24, 2022. The Term Loans will accrue payable in kind interest at an initial rate of 10% per annum (subject to escalation over time), compounding monthly.

Subject to approval of the Charter Amendment Proposal and the Private Placement Issuance Proposal by the Company’s stockholders at the Special Meeting and upon the issuance of the Series B Preferred Stock pursuant to the Purchase Agreements, the Term Loans will be automatically converted into a number of shares of Series B-1 Preferred Stock or Series B-2 Preferred Stock, in accordance with the terms of the Casdin Loan Agreement or the Viking Loan Agreement, as applicable, equal to (i) the outstanding principal amount of the applicable Term Loan (including any interest added to the original principal amount thereof) plus accrued and unpaid interest on the Term Loans divided by $1,000 multiplied by (ii) the Conversion Price (as defined in the Certificates of Designations for the Series B Preferred Stock) divided by $2.84. In the event the Charter Amendment Proposal and/or the Private Placement Issuance Proposal are not approved by the Company’s stockholders at the Special Meeting or the Purchase Agreements are terminated, then the Term Loans will become convertible, at each lender’s option, into Common Stock at an initial conversion rate of 352.1126 shares of Common Stock per $1,000 of conversion amount, subject to the cap set forth in the Loan Agreements. The conversion rate is subject to customary adjustments as set forth in the Loan Agreements.

Purchase Agreements

On January 23, 2022, we entered into separate Purchase Agreements with the Purchasers, providing for a private placement transaction exempt from the registration requirements of the Securities Act pursuant to which, among other things, at the Closing, and on the terms and subject to the conditions set forth therein, the Company will issue and sell in a private placement (a) 112,500 shares of the Company’s newly designated Series B-1 Preferred Stock to Casdin, in exchange for $112.5 million and (b) 112,500 shares of the Company’s newly designated Series B-2 Preferred Stock to Viking, in exchange for $112.5 million (collectively, the “Aggregate Purchase Price”). The Series B Preferred Stock to be purchased by Casdin and Viking pursuant to the Purchase Agreements is in addition to any Series B Preferred Stock to be issued upon conversion of outstanding amounts under the Loan Agreements. The proceeds of the Private Placement Issuance will be used by the Company for working capital, general corporate purposes and potential future merger and acquisition opportunities that the Company may identify from time to time, as well as expenses related to the Private Placement Issuance.

The Purchase Agreements contain customary representations and warranties from the Purchasers and the Company, and each party has agreed to certain covenants, including, among others, covenants relating to (a) the conduct of the Company’s business during the interim period between the execution of the Purchase Agreements and the Closing; (b) the use of reasonable best efforts to complete the Private Placement Issuance; (c) the preparation of this proxy statement and related stockholder meeting; (d) information access rights; (e) certain standstill provisions and preemptive rights; and (f) the composition of the Board immediately after the Closing. The Purchase Agreements prohibit the Purchasers from transferring the Series B Preferred Stock, or Common Stock issued upon conversion of such Series B Preferred Stock, in either case without the Company’s consent for six months from the Closing, except for certain permitted transfers.

Conditions to the Closing

The Closing is subject to the satisfaction of various mutual closing conditions , including, among others, (a) stockholder approval, (b) the absence of legal restraints, and (c) the consummation of the transactions not being prohibited by Nasdaq, and the Company not having received a written notice from Nasdaq (which notice has not been withdrawn or remedied) that such consummation will result in a delisting by Nasdaq of the Company Common Stock. The obligations of each of Viking and Casdin under their respective Purchase Agreements, on the one hand, and the Company, on the other hand, to consummate the Closing are further subject to the satisfaction by the Company and the applicable Purchaser, respectively, of additional conditions to Closing, including, among others, the accuracy of representations and warranties subject to negotiated qualifiers, the performance of covenants in all material respects, and the delivery of customary closing deliverables. The obligations of each of Viking and Casdin to consummate the Transactions are subject to the satisfaction or waiver of additional conditions to Closing, including the absence of a Company Material Adverse Effect on the Company.

Termination Rights

The Purchase Agreements contain customary termination rights for the Company and each of the Purchasers, including by: (a) mutual written agreement of the applicable Purchaser and the Company; (b) the applicable Purchaser or the Company in the event of a permanent legal restraint prohibiting the Preferred Equity Financing; (c) the applicable Purchaser or the Company if the Closing has not occurred by June 30, 2022; (d) the applicable Purchaser or the Company if the Company fails to obtain the approval of the Private Placement Issuance by its stockholders; (e) the applicable Purchaser if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the applicable Purchase Agreement, which breach or failure to perform would result in a failure of a closing condition, subject to cure rights; (f) the applicable Purchaser if at any time the Board has effected a Company Board Recommendation Change (as defined in, and subject to, the Purchase Agreements); (g) the Company if the applicable Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in the applicable Purchase Agreement, which breach or failure to perform would result in a failure of a closing condition, subject to cure rights; and (h) by the applicable Purchaser if the other Purchase Agreement has been terminated.

Generally speaking, the Company will be required to reimburse each Purchaser for an amount not to exceed $1,250,000 for each Purchaser’s documented expenses if the Purchase Agreements are terminated for any reason other than the applicable Purchaser’s breach of its Purchase Agreement. The Company will be required to pay each Purchaser a termination fee equal to $1,250,000 (for an aggregate payment to both Purchasers of $2,500,000) if the Purchase Agreements are terminated in certain circumstances; however, that amount may be offset against amounts paid by the Company for expense reimbursement. If a Purchase Agreement is terminated in certain circumstances and the Company subsequently effects an Acquisition Transaction (as defined in the Purchase Agreements), then the Company will owe the applicable Purchaser a termination fee of $2,500,000 (for an aggregate payment to both Purchasers of $5,000,000). If the Purchase Agreements are terminated due to the Board effecting a Company Board Recommendation Change (as defined in the Purchase Agreements), then the Company will owe the applicable Purchaser a termination fee of $5,000,000 (for an aggregate payment to both Purchasers of $10,000,000).

Preemptive Rights

Subject to certain exceptions, in the event that the Company proposes to offer or sell any new securities, the Purchase Agreements grant each of the Purchasers certain preemptive rights, to the extent that each applicable Purchaser and its permitted transferees maintains certain ownership levels. The Company must first offer the Purchasers the right to purchase its then-applicable preemptive pro rata portion of such new securities as calculated based on the terms provided in the Purchase Agreements.

Stockholder Approval

Pursuant to the terms of the Purchase Agreements, the Company agreed to hold this Special Meeting as promptly as practicable following execution of the Purchase Agreements to vote on the Charter Amendment Proposal and the Private Placement Issuance Proposal. The Purchase Agreements require the Company to use reasonable best efforts to solicit from the stockholders proxies in favor of the Charter Amendment Proposal and the Private Placement Issuance Proposal and to obtain the approval of the Charter Amendment Proposal and the Private Placement Issuance Proposal (the “Stockholder Approval”). If approval with respect to the Charter Amendment Proposal and the Private Placement Issuance Proposal is not obtained at this Special Meeting, then the Company will be unable to sell and issue the Series B Preferred Stock.

Summarized above are certain key terms of the Purchase Agreements. Copies of the Purchase Agreements were filed as exhibits to our Current Report on Form 8-K filed with the SEC on January 24, 2022 and are included as Annex D and Annex E to this proxy statement.

Series B-1 Preferred Stock

The following is a summary of the principal terms of the Series B-1 Convertible Preferred Stock.

The rights, preferences and privileges of the Series B-1 Preferred Stock will be set forth in the Series B-1 Certificate of Designations that the Company will file with the Secretary of State of the State of Delaware prior to Closing.

The Series B-1 Preferred Stock will rank senior to the Common Stock, with respect to dividend rights, redemption rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The holders of Series B-1 Preferred Stock will be entitled to participate in all dividends declared on the Common Stock on an as-converted basis, on the terms and subject to the conditions set forth in the Series B-1 Certificate of Designations.

Liquidation Rights

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Series B-1 Preferred Stock has a liquidation preference equal to the greater of (i) the Liquidation Preference (as defined in the Series B-1 Certificate of Designations) and (ii) the amount per share of Series B-1 Preferred Stock that such holder would have received had all holders of Series B Preferred Stock, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted all shares of Series B Preferred Stock into Common Stock pursuant to the terms of the Series B-1 Certificate of Designations (without regard to any limitations on conversion contained therein).

Conversion Rights

The Series B-1 Preferred Stock will be convertible at the option of the holders thereof at any time into a number of shares of Common Stock equal to the Conversion Rate (as defined in the Series B-1 Certificate of Designations), which shall initially be 294.1176, in each case subject to certain adjustments.

At any time after the fifth anniversary of the Closing, if the last reported sale price of the Common Stock is greater than 250% of the Conversion Price as of such time for at least 20 consecutive trading days immediately preceding the date of the notice of mandatory conversion, the Company may elect to convert all of the outstanding shares of Series B-1 Preferred Stock into shares of Common Stock.

If the Company undergoes certain change of control transactions, each holder of outstanding Series B-1 Preferred Stock will have the option, subject to the holder’s right to convert all or a portion of the shares of Series B-1 Preferred Stock held by such holder into Common Stock prior to such redemption, to require the Company to purchase all or a portion of such holder’s outstanding shares of Series B-1 Preferred Stock that have not been converted into Common Stock at a purchase price per share of Series B-1 Preferred Stock, payable in cash, equal to the greater of (A) the Liquidation Preference of such share of Series B-1 Preferred Stock, and (B) the amount of cash and/or other assets that such holder would have been entitled to receive if such holder had converted such share of Series B-1 Preferred Stock into Common Stock immediately prior to the change of control transaction (“B-1 Change of Control Put”). In the event of a change of control in which the Company is anticipated to merge with another person and will not be the surviving corporation or if the Common Stock will no longer be listed on a U.S. national securities exchange, the Company will have a right to redeem, subject to the holder’s right to convert into Common Stock prior to such redemption, all of such holder’s shares of Series B-1 Preferred Stock, or if a holder exercises the Change of Control Put in part, the remainder of such holder’s shares of Series B-1 Preferred Stock, at a redemption price per share payable in cash, equal to the greater of (A) the Liquidation Preference of such share of Series B-1 Preferred Stock, and (B) the amount of cash and/or other assets that the holder would have received if such holder had converted such share of Series B-1 Preferred Stock into Common Stock immediately prior to the change of control transaction.

After the seventh anniversary of the Closing, subject to certain conditions, the Company may, at its option, redeem all of the outstanding shares of Series B-1 Preferred Stock at a redemption price per share of Series B-1 Preferred Stock, payable in cash, equal to the Liquidation Preference.

Voting Rights; Consent Rights

The holders of shares of Series B-1 Preferred Stock will have voting power measured in a manner related to the conversion ratio of the shares of Series B-1 Preferred Stock and be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of equity interest of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock; provided, among other things, that to the extent the Series B-1 Preferred Stock held by the Casdin Parties (as defined the Purchase Agreements) would, in the aggregate, represent voting rights with respect to more than 19.9% of the Common Stock (including the Series B-1 Preferred Stock on an as-converted basis) (the “B-1 Voting Threshold”), the Casdin Parties will not be permitted to exercise the voting rights with respect to any shares of Series B-1 Preferred Stock, as applicable, held by them in excess of the Voting Threshold and the Chief Financial Officer or General Counsel of the Company shall exercise the voting rights with respect to such shares of Series B-1 Preferred Stock in excess of the Voting Threshold in a neutral manner. The Series B-1 Certificate of Designations also provides that the holders of shares of the Series B-1 Preferred Stock will have separate class approval rights over certain specified actions that would affect the rights of holders of the Series B-1 Preferred Stock and other specified matters.

In addition, from and after the Closing, for so long as Casdin and its Permitted Transferees (as defined in the Series B-1 Certificate of Designations) continue to beneficially own shares of Series B-1 Preferred Stock that represent at least 7.5% of the outstanding shares of Common Stock, on an as converted basis (the “Casdin Ownership Percentage”), on the terms and subject to the conditions set forth in the Series B-1 Certificate of Designations, the holders of a majority of the outstanding shares of Series B-1 Preferred Stock will have the right to nominate for election and to elect one member to the Board (the “Series B-1 Preferred Director”), provided that Casdin’s nominee will be appointed at the Closing as the Series B-1 Preferred Director. Subject to applicable law and Nasdaq listing standards, the Series B-1 Preferred Director shall be offered the opportunity, with respect to each standing committee of the Board, to sit on such committee. Further, the Series B-1 Preferred Director will hold office until the following year’s annual meeting of the Company’s stockholders and until his or her successor is duly elected or qualified or until his or her earlier death, incapacity, resignation or removal. For purposes of clarity, the Series B-1 Preferred Director shall not be classified with the remaining members of the Board.

The Certificate of Designations also provides that for so long as the Casdin Ownership Percentage continues to be met or exceeded for the Series B-1 Preferred Stock, the Series B-1 Director will have certain consent rights over, among other things: (i) any increase in the number of directors on the Board beyond seven; (ii) the hiring, promotion, demotion, or termination of the Company’s Chief Executive Officer; (iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with any Related Person (as such term is defined in the Certificates of Designations), subject to certain exceptions; (iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company; (v) any change in the principal business of the Company or entry by the Company into any material new line of business; and (vi) for a period of three years after the Closing, (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its subsidiaries, in each case, other than acquisitions or disposition of inventory or equipment in the ordinary course of business consistent with past practice, for consideration in excess of $50,000,000 in the aggregate in any six month period.

Your approval of the Private Placement Issuance Proposal is a condition precedent to the completion of the Private Placement Issuance. The Series B-1 Preferred Stock will not be sold and issued unless, among other things, the stockholders approve this important proposal.

Series B-2 Preferred Stock

The following is a summary of the principal terms of the Series B-2 Convertible Preferred Stock.

The rights, preferences and privileges of the Series B-2 Preferred Stock will be set forth in the Series B-2 Certificate of Designations that the Company will file with the Secretary of State of the State of Delaware prior to Closing. The Series B-2 Certificate of Designations will become effective upon filing.

The Series B-2 Preferred Stock will rank senior to the Common Stock, with respect to dividend rights, redemption rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The holders of Series B -2 Preferred Stock will be entitled to participate in all dividends declared on the Common Stock on an as-converted basis, on the terms and subject to the conditions set forth in the Series B-2 Certificate of Designations.

Liquidation Rights

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Series B-2 Preferred Stock has a liquidation preference equal to the greater of (i) the Liquidation Preference (as defined in the Series B-2 Certificate of Designations) and (ii) the amount per share of Series B-2 Preferred Stock that such holder would have received had all holders of Series B Preferred Stock, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted all shares of Series B Preferred Stock into Common Stock pursuant to the terms of the Series B-2 Certificate of Designations (without regard to any limitations on conversion contained therein).

Conversion and Redemption Rights

The Series B-2 Preferred Stock will be convertible at the option of the holders thereof at any time into a number of shares of Common Stock equal to the Conversion Rate (as defined in the Series B-2 Certificate of Designations), which shall initially be 294.1176, in each case subject to certain adjustments, provided that Viking and its affiliates shall not be permitted to voluntarily convert shares of its Series B-2 Preferred Stock if, as a result of such conversion, Viking, together with its affiliates, would beneficially own more than 9.5% of the total number of shares of our Common Stock issued and outstanding after giving effect to such conversion.

At any time after the fifth anniversary of the Closing, if the last reported sale price of the Common Stock is greater than 250% of the Conversion Price as of such time for at least 20 consecutive trading days immediately preceding the date of the notice of mandatory conversion, the Company may elect to convert all of the outstanding shares of Series B-2 Preferred Stock into shares of Common Stock.

If the Company undergoes certain change of control transactions, each holder of outstanding Series B-2 Preferred Stock will have the option, subject to the holder’s right to convert all or a portion of the shares of Series B-2 Preferred Stock held by such holder into Common Stock prior to such redemption, to require the Company to purchase all or a portion of such holder’s outstanding shares of Series B-2 Preferred Stock that have not been converted into Common Stock at a purchase price per share of Series B-2 Preferred Stock, payable in cash, equal to the greater of (A) the Liquidation Preference of such share of Series B-2 Preferred Stock, and (B) the amount of cash and/or other assets that such holder would have been entitled to receive if such holder had converted such share of Series B-2 Preferred Stock into Common Stock immediately prior to the change of control transaction (“B-2 Change of Control Put”). In the event of a change of control in which the Company is anticipated to merge with another person and will not be the surviving corporation or if the Common Stock will no longer be listed on a U.S. national securities exchange, the Company will have a right to redeem, subject to the holder’s right to convert into Common Stock prior to such redemption, all of such holder’s shares of Series B-2 Preferred Stock, or if a holder exercises the B-2 Change of Control Put in part, the remainder of such holder’s shares of Series B-2 Preferred Stock, at a redemption price per share payable in cash, equal to the greater of (A) the Liquidation Preference of such share of Series B-2 Preferred Stock, and (B) the amount of cash and/or other property that the holder would have received if such holder had converted such share of Series B-2 Preferred Stock into Common Stock immediately prior to the change of control transaction. After the seventh anniversary of the Closing, subject to certain conditions, the Company may, at its option, redeem all of the outstanding shares of Series B Preferred Stock at a redemption price per share of Series B-2 Preferred Stock, payable in cash, equal to the Liquidation Preference.

Voting Rights; Consent Rights

The holders of shares of Series B-2 Preferred Stock will have voting power measured in a manner related to the conversion ratio of the shares of Series B-2 Preferred Stock and be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of equity interest of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock; provided, among other things, that to the extent the Series B-2 Preferred Stock held by the Viking Parties (as defined in the Viking Purchase Agreement) would, in the aggregate, represent voting rights with respect to more than 19.9% of the Common Stock (including the Series B-2 Preferred Stock on an as-converted basis) (the “B-2 Voting Threshold”), the Viking Parties will not be permitted to exercise the voting rights with respect to any shares of Series B-2 Preferred Stock, as applicable, held by them in excess of the Voting Threshold and the Chief Financial Officer or General Counsel of the Company shall exercise the voting rights with respect to such shares of Series B-2 Preferred Stock in excess of the Voting Threshold in a neutral manner. The Series B-2 Certificate of Designations also provides that the holders of shares of the Series B-2 Preferred Stock will have separate class approval rights over certain specified actions that would affect the rights of holders of the Series B-2 Preferred Stock and other specified matters.

In addition, from and after the Closing, for so long as Viking and its Permitted Transferees (as defined in the Series B-2 Certificate of Designations) continue to beneficially own shares of Series B-2 Preferred Stock that represent at least 7.5% of the outstanding shares of Common Stock, on an as converted basis (the “Viking Ownership Percentage”), on the terms and subject to the conditions set forth in the Series B-2 Certificate of Designations, the holders of a majority of the outstanding shares of Series B-2 Preferred Stock will each have the right to nominate for election and to elect one member to the Board (the “Series B-2 Preferred Director” and together with the Series B-1 Preferred Director, the “Series B Directors”), provided that Viking’s nominee will be appointed at the Closing as the Series B-2 Preferred Director. Subject to applicable law and Nasdaq listing standards, the Series B-2 Preferred Director shall be offered the opportunity, with respect to each standing committee of the Board, to sit on such committee. The Series B-2 Preferred Director will hold office until the following year’s annual meeting of the Company’s stockholders and until his or her successor is duly elected or qualified or until his or her earlier death, incapacity, resignation or removal. For purposes of clarity, the Series B-2 Preferred Director shall not be classified with the remaining members of the Board.

The Certificate of Designations also provides that for so long as the Viking Ownership Percentage continues to be met or exceeded for the Series B-2 Preferred Stock, the Series B-2 Director will have certain consent rights over, among other things: (i) any increase in the number of directors on the Board beyond seven; (ii) the hiring, promotion, demotion, or termination of the Company’s Chief Executive Officer; (iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with any Related Person (as such term is defined in the Certificates of Designations), subject to certain exceptions; (iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company; (v) any change in the principal business of the Company or entry by the Company into any material new line of business; and (vi) for a period of three years after the Closing, (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its subsidiaries, in each case, other than acquisitions or disposition of inventory or equipment in the ordinary course of business consistent with past practice, for consideration in excess of $50,000,000 in the aggregate in any six month period.

Your approval of the Private Placement Issuance Proposal is a condition precedent to the completion of the Private Placement Issuance. The Series B-2 Preferred Stock will not be sold and issued unless, among other things, the stockholders approve this proposal.

Certificates of Designations

At the Closing and following the filing of the Charter Amendment, the Company will file with the Secretary of State of the State of Delaware the Certificates of Designations designating the Series B Preferred Stock and establishing the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Series B Preferred Stock included in such series.

See the sections entitled “Series B-1 Preferred Stock” and “Series B-2 Preferred Stock” for a description of the Series B-1 and B-2 Preferred Stock.

Registration Rights Agreements

Also on January 23, 2022, the Company entered into a Registration Rights Agreement with the Purchasers, pursuant to which the Purchasers will have certain customary registration rights with respect to shares issuable under the Loan Agreements and the Purchase Agreements, including (i) any shares of Common Stock acquired by any Purchaser pursuant to the conversion of the Series B Preferred Stock in accordance with the Certificates of Designations, (ii) Common Stock issued upon conversion of the Term Loans if no Series B Preferred Stock is issued in accordance with the Loan Agreements and (iii) any shares of Common Stock acquired by any Purchaser pursuant to preemptive rights under the Purchase Agreements.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on January 24, 2022.

Dilution to Existing Stockholders

There will be dilution to existing holders of our Common Stock if the Charter Amendment Proposal is approved, the Private Placement Issuance Proposal is approved and the Series B Preferred Stock is issued and converted into Common Stock under the conditions described above in the sections “Convertible Term Loans,” “Series B-1 Preferred Stock” and “Series B-2 Preferred Stock,” which would be equivalent to approximately [•]% of the Common Stock outstanding immediately following the consummation of the Charter Amendment, subject to further dilution if we issue equity securities in the future as we seek to raise more capital.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(b).

Because the Company’s Common Stock is listed on the Nasdaq Stock Market (the “Nasdaq”), the Company is subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company. This rule does not specifically define when a change of control of a company may be deemed to occur for this purpose; however, Nasdaq guidance suggests that for purposes of Nasdaq Listing Rule 5635(b), a change of control is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.

The shares of Common Stock issuable on conversion of (1) the Series B-2 Preferred Stock by Viking would represent approximately [•]% of the Company’s outstanding Common Stock (based on the number of shares of Common Stock outstanding as of January 31, 2022 and assuming the full conversion of the Series B-2 Preferred Stock takes place on [•], 2022) and (2) the Series B-1 Preferred Stock by Casdin would represent approximately [•]% of the Company’s outstanding Common Stock (based on the number of shares of Common Stock outstanding as of January 31, 2022 and assuming the full conversion of the Series B-1 Preferred Stock takes place on [•], 2022). Therefore, the issuance of the Common Stock upon conversion of the Series B Preferred Stock in the aggregate may result in a change of control for purposes of Nasdaq Listing Rule 5635(b).

Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(b).

The summaries of the transaction documents in this section “Discussion of the Private Placement Issuance” are qualified in their entirety by reference to the complete text of the transaction documents filed with the SEC.

Regulatory Approvals Required

No regulatory filing, other than as required by the SEC, is required in connection with the Closing.

Additional Information

This summary of the Private Placement Issuance is intended to provide you with basic information concerning those items. However, it is not a substitute for reviewing our periodic reports filed with the SEC, including our annual report on Form 10-K for the fiscal year ended December 31, 2020, our quarterly reports on Form 10-Q and our current reports on Form 8-K. For more information on the background of the Private Placement Issuance, see “Where You Can Find More Information” later in this proxy statement. Aspects of the Private Placement Issuance involve risks and uncertainties, including those described or otherwise referred to in the section of this Proxy Statement entitled “Cautionary Note Regarding Forward-Looking Statements.”

PROPOSAL 1—THE CHARTER AMENDMENT PROPOSAL

On [•], 2022, our Board unanimously approved, subject to stockholder approval, an amendment to our Eighth Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 shares, and to make a corresponding change to the number of authorized shares of capital stock. The number of shares of authorized preferred stock would remain unchanged. The text of the proposed Charter amendment (the “Charter Amendment”) is set forth on Annex A to this proxy statement. The remaining provisions of our Charter would remain unchanged.

If the Charter Amendment Proposal is approved by the requisite vote of the stockholders, we will file an amendment to our Eighth Amended and Restated Certificate of Incorporation with the Delaware Secretary of State as soon as reasonably practicable after the Special Meeting. The Charter Amendment shall become effective upon filing with the Delaware Secretary of State.

Background

In order to ensure sufficient shares of Common Stock will be available upon conversion of the Series B Preferred Stock and future issuances of equity by the Company following the Private Placement Issuance, on [•], 2022, the Board approved, subject to stockholder approval, an amendment to our Charter to increase the number of shares of our Common Stock authorized for issuance from 200,000,000 to 400,000,000 shares. The Charter Amendment also contemplates changing the name of the Company to “Standard BioTools Inc.” You are being asked to consider and act upon this proposal to approve the Charter Amendment which is attached as Annex A to this proxy statement. It is important that the Company have an appropriate number of authorized but unissued shares of Common Stock following the conversion of the Series B Preferred Stock. This will provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.

Under Delaware law, we may only issue shares of Common Stock to the extent that such shares have been authorized for issuance under our Charter. From time-to-time, we issue shares of our Common Stock in connection with capital raises to fund operations and for other general corporate purposes. Upon each of these occurrences, the number of available authorized shares decreases. Our Charter currently authorizes the issuance of up to 200,000,000 shares of Common Stock, which we believe is inadequate to complete the Private Placement Issuance and provide us with the flexibility necessary to respond to future needs and opportunities. For additional details, see “Purpose and Effect of the Increase in the Amount of the Company’s Authorized Common Stock” below.

The Term Loans bear interest (i) from and including the effective date of the Loan Agreements to but excluding March 1, 2022, at 10%, (ii) from and including March 1, 2022 to but excluding June 1, 2022, at 12%, (iii) from and including June 1, 2022 to but excluding September 1, 2022, at 14%, and (iv) from and including September 1, 2022 and thereafter, at 16%. Interest accrues daily and is payable in kind by adding the accrued interest to the outstanding principal amount on the last date of each month. Principal, together with accrued and unpaid interest, is due on the Maturity Date. Assuming approval of the Charter Amendment Proposal and the Private Placement Issuance Proposal, the Term Loans, inclusive of any accrued PIK interest that has been added to the principal amount of the Term Loans through such approval date, will be automatically converted into a number of shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock, in accordance with the terms of the applicable Loan Agreement, equal to (i) the outstanding principal amount of the applicable Term Loan (including any interest added to the original principal amount thereof) plus accrued and unpaid interest on the Term Loans divided by $1,000 multiplied by (ii) the Conversion Price (as defined in the Certificates of Designations for the Series B Preferred Stock) divided by $2.84.

In the event the Charter Amendment Proposal and/or the Private Placement Issuance Proposal are not approved or the Purchase Agreements are terminated, then the Term Loans will become convertible, at each lender’s option, into Common Stock at an initial conversion rate of 352.1126 shares of Common Stock per $1,000 of conversion amount, subject to the cap set forth in the Loan Agreements. The conversion rate is subject to customary adjustments as set forth in the Loan Agreements.

If the Charter Amendment Proposal and the Private Placement Issuance Proposal are approved, the Company will sell and issue $225 million of Series B Preferred Stock to the Purchasers, in addition to the Series B Preferred Stock to be issued upon conversion of the Term Loans. Subject to certain anti-dilution adjustments and limitations on conversion with respect to certain Purchasers, the Series B Preferred Stock will be convertible at the option of the holders thereof at any time into a number of shares of Common Stock equal to the Conversion Rate (as defined in the Certificates of Designations), which shall initially be 294.1176. Assuming stockholder approval of the Series B Preferred Stock on [•] (the “Assumed Conversion Date”), up to approximately [•] shares of Common Stock are issuable upon conversion of the Series B Preferred Stock, including amounts automatically converted pursuant to the Term Loans. The proposed increase in the authorized Common Stock would provide the Company with the ability to consummate the conversion of the Series B Preferred Stock and the Term Loans, and additional flexibility to, among other things, issue additional equity and equity-linked securities in the future to fund its operations and expected growth and for other general corporate purposes.

Purpose and Effect of the Increase in the Amount of the Company’s Authorized Common Stock

The principal purpose of this proposal is to authorize additional shares of Common Stock, which will be reserved in connection with the conversion of (1) the Term Loans to shares of Series B Preferred Stock and the conversion of such shares of Series B Preferred Stock to Common Stock, and (2) the Series B-1 Preferred Stock and Series B-2 Preferred Stock, each pursuant to the Certificates of Designations and for general corporate purposes. Further, it is important that the Company have an appropriate number of authorized but unissued shares of Common Stock following the conversion of the Series B Preferred Stock issued pursuant to the Purchase Agreements and the Series B Preferred Stock issued pursuant to the Term Loans (or if the Series B Preferred Stock is not issued, shares of Common Stock issued pursuant to such Term Loans). This will provide the Company with the flexibility to, among other things, undertake important strategic initiatives the Board may approve from time to time.

The Board believes that the proposed increase in the number of authorized shares of Common Stock will benefit us by improving our flexibility in responding to future business needs and opportunities. The additional authorized shares of Common Stock will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including stock splits or dividends, the consummation of common stock-based and preferred stock-based financings, acquisition or strategic joint venture transactions involving the issuance of Common Stock, issuances of Common Stock under our equity incentive plans or any new equity compensation plans that we may adopt in the future and issuances of Common Stock for other general corporate purposes that the Board may deem advisable.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our equity incentive plans, the Private Placement Issuance or as otherwise contemplated herein.

The Board is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed Charter Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

As of January 31, 2022, there were:

•	200,000,000 shares of our Common Stock authorized;

•	76,919,287 shares of our Common Stock issued and outstanding;

•	approximately 9,135,881 shares of Common Stock underlying outstanding equity awards assuming awards are issuable at maximum potential target;

•	approximately 3,567,358 shares of our Common Stock reserved and available for future issuance or future grant under our equity compensation plans;

•	approximately 2,633,013 shares of Common Stock reserved and available for future issuance under our employee stock purchase plan;

•	approximately 10,332 shares of our Common Stock issuable upon conversion of our 2.75% senior convertible notes due 2034; and

•

approximately 21,242,386 shares of our Common Stock issuable upon conversion of our 5.25% senior convertible notes due 2024 (the “Notes”), inclusive of an assumed number of “make-whole” shares of Common Stock that would be issuable if the Notes converted in connection with an assumed Make-Whole Fundamental Change (as defined in the indenture governing the Notes) occurring on January 31, 2022 at an assumed stock price of $3.27 per share of Common Stock (i.e., the closing price of our Common Stock on January 31, 2022).

We believe that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders.

Corporate Name Change

The Charter Amendment contemplates a change of the name of the Company to “Standard BioTools Inc.” The Board believes that changing our corporate name to Standard BioTools Inc. better reflects the Company’s ambitions to become an essential solutions partner to the life science industry focused on the highest growth areas of biological discovery and development. The Company also intends to change the ticker symbol for its Common Stock. We expect that our Common Stock will begin trading under a new Nasdaq ticker symbol at or around the time we effect our name change.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Private Placement Issuance Proposal are approved, we will file with the Secretary of State of Delaware a Certificate of Amendment to our Eighth Amended and Restated Certificate of Incorporation in the form of Annex A hereto to increase our authorized number of shares of Common Stock from 200,000,000 shares to 400,000,000 shares and change the name of the Company to “Standard BioTools Inc.” Following the effectiveness of the Certificate of Amendment to our Eighth Amended and Restated Certificate of Incorporation, we will issue and sell 112,500 shares of Series B-1 Preferred Stock, at a purchase price of $1,000.00 per share, and 112,500 shares of Series B-2 Preferred Stock at a purchase price of $1,000.00 per share, for aggregate gross proceeds to the Company of approximately $225 million. Immediately following the sale and issuance of the Series B Preferred Stock, the Term Loans will be automatically converted into a number of shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock, in accordance with the terms of the applicable Loan Agreement, equal to (i) the outstanding principal amount of the applicable Term Loan (including any interest added to the original principal amount thereof) plus accrued and unpaid interest on the Term Loans divided by $1,000 multiplied by (ii) the Conversion Price (as defined in the Certificates of Designations for the Series B Preferred Stock) divided by $2.84.

If the Charter Amendment Proposal and the Private Placement Issuance Proposal are approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, unless stockholder approval is otherwise required by law or the Listing Rules of the Nasdaq Stock Market which require stockholder approval for certain issuances of stock.

The additional Common Stock to be authorized by adoption of the Charter Amendment would have rights identical to the currently outstanding Common Stock of the Company.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Private Placement Issuance Proposal are not approved by the stockholders, then the Charter will not be amended to increase the number of authorized shares of Common Stock. The Term Loans will become convertible, at each lender’s option, into Common Stock at an initial conversion rate of 352.1126 shares of Common Stock per $1,000 of conversion amount, subject to the cap set forth in the Loan Agreements. The conversion rate is subject to customary adjustments as set forth in the Loan Agreements. If the Charter Amendment Proposal is not approved, the Company will be unable to sell and issue the shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock and will be unable to consummate the Private Placement Issuance.

The Private Placement Issuance Proposal is conditioned on the adoption of the Charter Amendment Proposal. If the Charter Amendment Proposal does not receive the requisite vote for approval, then the Private Placement Issuance Proposal will have no effect even if approved by our stockholders.

Required Vote

Approval of the Charter Amendment Proposal requires that the majority of outstanding shares of Common Stock entitled to vote on the Charter Amendment Proposal vote for approval. Abstentions and broker non-votes will have the same effect as a vote against the Charter Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL 2—THE PRIVATE PLACEMENT ISSUANCE PROPOSAL

The Board is requesting stockholder approval, in accordance with Nasdaq Listing Rule 5635, of the issuance of (1) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock for a purchase price of $1,000 per share issuable pursuant to the Purchase Agreements, (2) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements and (3) the Conversion Shares.

Upon issuance of the Series B Preferred Stock by the Company (if this Private Placement Issuance Proposal and the Charter Amendment Proposal are approved by the stockholders), the amounts outstanding under the Term Loans will convert automatically into shares of Series B Preferred Stock.

If this Proposal and the Charter Amendment Proposal are not approved, the Company will not be able to issue the Series B Preferred Stock. If this were to occur, each of the Purchasers (including any affiliates), as a lender under the Term Loans, have the right, at any time following the conclusion of this Special Meeting or the termination of the Purchase Agreements, at its option, to convert all or a portion of such Term Loan into shares of Common Stock, provided however that the Company is not required to issue any Common Stock to the Purchasers to the extent such issuance would result in the number of aggregate shares issued by the Company to each Purchaser pursuant to their Loan Agreement exceeding 19.9% of the then outstanding Common Stock, or such lower amount as indicated in the Loan Agreement.

We believe that the Private Placement Issuance will be considered by Nasdaq as a change of control under Nasdaq Listing Rule 5635(b). This deemed “change of control” for Nasdaq purposes does not mean that the Private Placement Issuance will constitute a change of control for any other purpose. As described under “Discussion of the Private Placement Issuance,” if the stockholders approve the Private Placement Issuance Proposal and the Charter Amendment Proposal, the Company will sell and issue Series B-1 Preferred Stock and Series B-2 Preferred Stock in connection with the Private Placement Issuance. Assuming the issuance of all shares of (1) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock pursuant to the Purchase Agreements, (2) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements and (3) the Conversion Shares, Casdin would own approximately [•]% of our Common Stock on an as converted basis (based on the number of shares of Common Stock outstanding as of January 31, 2022 and assuming the full conversion of the Series B Preferred Stock takes place on [•], 2022), and Viking would own approximately [•]% of our Common Stock on an as converted basis (based on the number of shares of Common Stock outstanding as of January 31, 2022 and assuming the full conversion of the Series B Preferred Stock takes place on [•], 2022) and each Purchaser would own greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after the conversion of the Series B Preferred Stock issued pursuant to the Purchase Agreements and the Loan Agreements.

Why We Need Stockholder Approval and Effect of Stockholder Approval or Disapproval of the Private Placement Issuance Proposal

Our Common Stock is traded on The Nasdaq Global Select Market under the symbol “FLDM.” Because our Common Stock is listed on The Nasdaq Global Select Market, we are subject to Nasdaq’s rules and regulations.

Nasdaq Listing Rule 5635(b). Nasdaq Listing Rule 5635(b) requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance could result in a change of control of the issuer. This rule is referred to as the “Nasdaq Change of Control Rule.” Generally, Nasdaq interpretations provide that the acquisition of or right to acquire 20% or more of the outstanding shares of an issuer or voting power by one person or group of affiliated persons and such ownership or voting power would be the largest ownership threshold may be considered a change of control of such issuer. The potential issuance of Common Stock upon the conversion of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock and the potential issuance of Common Stock pursuant to the Term Loans, as described in the Series B-1 Preferred Stock Certificate of Designations and Series B-2 Preferred Stock Certificate of Designations, may result in certain Purchasers acquiring more than 20% of our shares of Common Stock.

Accordingly, we need stockholder approval of the issuance of shares of Common Stock in excess of 20% of the amount of Common Stock issued and outstanding as of [•], 2022 to complete the conversion of the Series B Preferred Stock issued pursuant to the Purchase Agreements and the Loan Agreements.

In order to comply with the Nasdaq Change of Control Rule, we are seeking stockholder approval for the potential issuance of securities in excess of the Nasdaq limitations. If stockholders approve the Charter Amendment Proposal and the Private Placement Issuance Proposal at the Special Meeting, the Term Loans will automatically convert into shares of Series B Preferred Stock in connection with the Closing. Our Board is not seeking the approval of our stockholders to authorize our entry into the Loan Agreements and the Purchase Agreements. The Loan Agreements and the Purchase Agreements and related agreements are binding obligations on us.

If the Private Placement Issuance Proposal Is Approved

If the Private Placement Issuance Proposal and the Charter Amendment Proposal are approved, we will file with the Secretary of State of Delaware (1) a Certificate of Designations for the Series B-1 Preferred Stock and (2) a Certificate of Designations for the Series B-2 Preferred Stock, and will issue and sell 112,500 shares of Series B-1 Preferred Stock to Casdin, at a purchase price of $1,000.00 per share, and 112,500 shares of Series B-2 Preferred Stock to Viking at a purchase price of $1,000.00 per share, pursuant to the Purchase Agreements, for aggregate gross proceeds to the Company of approximately $225 million.

Consequences of Non-Approval of the Private Placement Issuance

Approval of the Private Placement Issuance is a condition to closing the transactions contemplated by the Purchase Agreements and the Loan Agreements. If the Private Placement Issuance Proposal and the Charter Amendment Proposal are not approved by our stockholders, the Purchase Agreements may be terminated and the transactions contemplated thereby cannot be completed. See the section entitled “Description of the Private Placement Issuance —Purchase Agreements” above for more details.

The Charter Amendment Proposal is conditioned on the adoption of the Private Placement Issuance Proposal. If the Private Placement Issuance Proposal does not receive the requisite vote for approval, then the Charter Amendment Proposal will have no effect even if approved by our stockholders.

If the Private Placement Issuance Proposal is not approved by the Company’s stockholders and the consummation of the Private Placement Issuance does not occur, the Company will not realize the intended benefits of the Private Placement Issuance as further described in the section titled “The Board’s Reasons For Approving and Recommending the Private Placement Issuance” above and our management will be required to divert attention from our business and negotiate a similarly sized financing with another investor, which may be difficult to do on terms favorable to the Company and its stockholders.

Required Vote

Approval of the Private Placement Issuance Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Private Placement Issuance Proposal vote for approval. Abstentions will have the same effect as a vote against the Private Placement Issuance Proposal. Broker non-votes will have no effect on the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PRIVATE PLACEMENT ISSUANCE PROPOSAL.

PROPOSAL 3—AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve the Charter Amendment Proposal and the Private Placement Issuance Proposal, our proxy holders may move to continue, adjourn or postpone the Special Meeting at that time in order to enable our Board to solicit additional proxies.

We are asking our stockholders to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Charter Amendment Proposal and the Private Placement Issuance Proposal at the time of the Special Meeting. If our stockholders approve this proposal, we can continue, adjourn or postpone the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Charter Amendment Proposal and/or the Private Placement Issuance Proposal. Among other things, approval of the adjournment proposal could mean that, even if we received proxies representing a sufficient number of votes to defeat the Charter Amendment Proposal or the Private Placement Issuance Proposal, we could continue, adjourn or postpone the Special Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposals.

If it is necessary to continue, adjourn or postpone the Special Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Special Meeting. This means that there must be more votes “FOR” the proposal than the aggregate of votes “AGAINST” the proposal plus abstentions at the Special Meeting.

Abstentions will be counted as votes against the proposal. Broker “non-votes” will have no effect on the outcome of this vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INTERESTS OF CERTAIN PERSONS IN THE PRIVATE PLACEMENT ISSUANCE

In considering the recommendation of the Board to vote “FOR” the proposals presented at the Special Meeting, you should be aware that the current executive officers and directors of the Company have interests in the Private Placement Issuance that may be different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Purchase Agreements and the other transaction documents and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting.

Transition Agreement with Stephen Christopher Linthwaite

In connection with the execution of the Purchase Agreements, the Company entered into a transition agreement and release (the “Transition Agreement”) with Mr. Linthwaite. Pursuant to the Transition Agreement, Mr. Linthwaite will continue to be employed as the Company’s President and Chief Executive Officer and serve on the Board until the earliest to occur of (i) immediately prior to the date of Closing, (ii) May 15, 2022 and (iii) such earlier date as Mr. Linthwaite and the Company mutually agree to terminate the employment relationship (the earliest date under clause (i), (ii), or (iii) is referred to as the “Linthwaite Separation Date”), or, if earlier, the date Mr. Linthwaite’s employment with the Company terminates (the period from the effective date of the Transition Agreement through the Linthwaite Separation Date, the “Transition Period”). During the Transition Period, Mr. Linthwaite will continue to be eligible for the same compensation and benefits he was eligible for prior to the Transition Period, provided that he will not participate in the Company’s 2022 bonus plan. The Company will reimburse Mr. Linthwaite’s reasonable attorneys’ fees incurred in connection with the review and negotiation of the Transition Agreement and its enclosed exhibits, up to a maximum of $50,000. The Transition Agreement includes a limited release in favor of the Company.

The Transition Agreement contemplates that, within 10 days following the Linthwaite Separation Date, subject to Mr. Linthwaite’s timely execution and non-revocation of a separation agreement and release (the “Separation Agreement”), Mr. Linthwaite will be entitled to receive the severance benefits under the Company’s 2020 Change of Control and Severance Plan (the “Severance Plan”), which are: (i) $1,190,000, less applicable withholdings, paid in equal installments over 24 months; (ii) eligibility for COBRA reimbursement for up to 12 months following the Linthwaite Separation Date; (iii) reasonable outplacement services in accordance with any applicable Company policy in effect as of the Linthwaite Separation Date; and (iv) a $200,000 lump sum payment, provided Mr. Linthwaite remains employed by the Company through the earlier of (A) the Closing and (B) May 15, 2022, and in all cases subject to the Closing. In addition, Mr. Linthwaite holds an award of performance-based restricted stock units (the “2022 PSUs”) that is eligible to vest based on (i) a relative TSR performance component in the performance period ending December 31, 2022, and (ii) a time-based vesting component, and, subject to the Separation Agreement becoming effective, the Company will amend the 2022 PSUs to remove the time-based vesting component, such that, notwithstanding the termination of his service on the Linthwaite Separation Date, the 2022 PSUs will remain outstanding and eligible to vest to the extent of achievement of the performance component alone. The Separation Agreement also provides that the Company will assign to Mr. Linthwaite and reimburse him for payment of premiums paid by him to maintain the life insurance policy insuring his life for 30 months following the Linthwaite Separation Date. The Separation Agreement includes a general release of claims in favor of the Company and a customary mutual nondisparagement provision. If any of the severance and other benefits provided for under the Separation Agreement or otherwise payable to Mr. Linthwaite constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then the payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Linthwaite. The Separation Agreement also contemplates that, commencing on the Linthwaite Separation Date and continuing through

November 30, 2022, Mr. Linthwaite will provide consulting services to the Company pursuant to the terms of a consulting agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Linthwaite will receive a monthly fee of $25,000 during the term of the Consulting Agreement. Additionally, if Mr. Linthwaite provides services in excess of 60 hours in a month, then his monthly fee will be increased by $350 per each hour in excess of 60 hours. During the term of the Consulting Agreement, the Company will reimburse Mr. Linthwaite for reasonable expenses, and Mr. Linthwaite will vest in his outstanding Company equity awards in accordance with the terms and conditions of the awards and the Separation Agreement and the Consulting Agreement.

Pursuant to the terms of the Separation Agreement and the Consulting Agreement, if the Company terminates Mr. Linthwaite’s consulting relationship prior to November 30, 2022, (i) any unpaid consulting fees that would otherwise have been paid through the first 6 months following the Linthwaite Separation Date will be due and payable, and (ii) the vesting of Mr. Linthwaite’s equity awards that would otherwise vest through November 30, 2022 will be accelerated as if he had provided services through November 30, 2022. Following the termination of his consulting relationship, Mr. Linthwaite must sign a supplemental release of claims in favor of the Company in order to continue receiving the severance and benefits provided under the Separation Agreement.

The summaries of the transaction documents in this section “Interests of Certain Persons in the Private Placement Issuance” are qualified in their entirety by reference to the complete text of the transaction documents filed with the SEC.

Retention Program

On January 23, 2022, the Board approved a retention compensation program for certain of our named executive officers, and certain other members of our executive leadership team. The retention program provides for a lump sum cash payment if the named executive officer remains employed with us through December 31, 2022. The cash payment is $293,877 in the case of Vikram Jog, $279,685 in the case of Colin McCracken, $263,640 in the case of Brad Kreger, and $268,421 in the case of Nicholas Khadder. If the employment with the Company of a participant in the retention program terminates for any reason prior to December 31, 2022, then he or she will forfeit any rights to the cash payment.

Additionally, the retention compensation program provides that, in the event that the employment with the Company of a participant in the retention compensation program is terminated by the Company without “cause” (excluding by reason of death or “disability,” as defined in the Severance Plan) (such a termination, a “Qualifying Termination”) on or prior to January 15, 2023, the Company will amend such participant’s award of performance-based restricted stock units that are eligible to vest based on (i) a relative TSR performance component in the performance period ending December 31, 2022, and (ii) a time-based vesting component to remove the time-based vesting component, such that, notwithstanding the termination of his or her service on or prior to January 15, 2023, such award will remain outstanding and eligible to vest to the extent of achievement of the performance component alone. Each of Messrs. Jog, McCracken, and Kreger hold this type of award.

Additionally, the Company granted each of Messrs. Jog, Khadder, Kreger, and McCracken an award of restricted stock units covering 50,000 shares of the Company’s Common Stock (the “Retention RSUs”). The Retention RSUs will be subject to the terms of our 2011 Equity Incentive Plan, as amended, and restricted stock unit award agreement thereunder. The Retention RSUs will be scheduled to vest on February 20, 2023 (the “Vesting Date”), subject to the individual’s continued employment with the Company through that date. If the employment with the Company of a participant in the retention program is terminated in a Qualifying Termination prior to the Vesting Date, the Retention RSUs will become fully vested as of the termination date. If the participant’s employment with the Company terminates for any reason other than a Qualifying Termination prior to the Vesting Date, then he or she forfeit any rights to the Retention RSUs.

The receipt of any termination benefits described in the retention program is conditioned upon the participant timely signing and not revoking a separation and release of claims agreement in substantially the form attached to the Severance Plan.

The foregoing description of the retention program is qualified in its entirety by reference to the full text of the substantially final form of the retention letter filed with the SEC.

Acceleration of Director Equity Awards

On January 23, 2022, Ana K. Stankovic, M.D., Ph.D., MSPH, and Nicolas M. Barthelemy notified the Company of their decision to step down from the Board, effective as of, and conditioned upon, the Closing and the Board accepted and approved their resignations. In recognition of their contributions to our Company, including with respect to the negotiation and the completion of the Private Placement Issuance, the Board has approved the full acceleration and vesting of the unvested Company equity awards held by Dr. Stankovic and Mr. Barthelemy conditioned upon and effective immediately prior to the Closing.

Appointment of Chief Executive Officer

In connection with the Private Placement Issuance under the Purchase Agreements, Dr. Michael Egholm entered into an offer letter with the Company pursuant to which he will be appointed Chief Executive Officer of the Company. His appointment is expected to be effective as of, and conditioned upon, the Closing of the Private Placement Issuance.

Michael Egholm, Ph.D., became the Chief Executive Officer of Standard BioTools, LLC after leaving Danaher Corporation, a global science and technology company, in September 2021. He previously served as the Chief Technology Officer of Danaher Life Sciences, the life sciences arm of Danaher Corporation, from 2017 to September 2021. Prior to that, he served as President, Biopharmaceuticals at Pall Corporation, a global supplier of filtration, separations and purification products, from 2014 to 2017 and as their Chief Technology Officer from 2010 to 2014. Dr. Egholm has also served as a member of the board of directors of IsoPlexis Corporation, a publicly traded biopharmaceutical company, since 2018. Dr. Egholm is an elected member of the Royal Danish Academy of Sciences and Letters. Dr. Egholm completed his Ph.D. and Master’s degree in Chemistry at the University of Copenhagen.

Dr. Egholm has no family relationship with any member of the Board or any executive officer of the Company, and, other than the transactions described herein, has not been involved in any related person transaction within the meaning of Item 404(a) of Regulation S-K promulgated under the Exchange Act and required to be disclosed herein.

The compensation terms for Dr. Egholm’s offer letter were approved by the Board on terms and conditions that the Board believed were necessary to recruit Dr. Egholm to the Company, would align his interests with the Company’s stockholders, and would provide incentives for him to drive growth in the Company’s business following the Closing over the long-term. In setting the compensation terms for Dr. Egholm’s offer letter, the Board considered several key factors, including, a market analysis prepared by Meridian Compensation Partners, LLC, an independent compensation consulting firm, Dr. Egholm’s past experiences, his expected future contributions to the Company, the Company’s historical executive compensation practices, and compensation structure that will best align Dr. Egholm’s interests with those of our stockholders, including Casdin and Viking. Accordingly, the Board approved a compensation package for Dr. Egholm that was heavily weighted in long-term equity incentives (primarily in the form of time-based stock options pursuant to which Dr. Egholm will realize value only if the value of the Common Stock increases following the date that he joins the Company and he remains employed with the Company).

Pursuant to Dr. Egholm’s offer letter, he will be an at-will employee of the Company. He will receive an annual base salary of $500,000, and will be eligible to receive an annual bonus with a target level of 100% of his base salary.

As a material inducement for Dr. Egholm commencing employment with the Company, promptly following the Closing, he will receive nonqualified stock options (the “Egholm Option Award”) to purchase up to 2.8% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034) (such number of shares, the “Egholm Option Shares”), provided that the number of shares subject to the Egholm Option Award may be reduced as described in the paragraph below, with a per share exercise price (the “Exercise Price”) of the greater of (i) the Conversion Price (as defined in the Certificates of Designations for the Series B Preferred Stock) or (ii) the fair market value of a share of Common Stock on the Egholm Option Award grant date (the “Grant Price”). Subject to his continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Egholm Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Egholm Option Award will vest in equal monthly installments thereafter.

In addition, if the Exercise Price exceeds the Conversion Price, then, as a material inducement for Dr. Egholm commencing employment with the Company, promptly following the Closing, he will receive restricted stock units (“Egholm RSU Award”), covering a number of shares of Common Stock at the Closing equal to (i) the amount by which the Exercise Price exceeds the Conversion Price, multiplied by the number of Egholm Option Shares underlying the Egholm Option Award, divided by (ii) the Exercise Price, with such amount rounded to the nearest whole share. The shares of Common Stock underlying the Egholm RSU Award will then reduce on a share-by-share basis the number of Egholm Option Shares subject to the Egholm Option Award. In no case will the total number of shares of Common Stock for the Egholm Option Award and Egholm RSU Award exceed 2.8% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034). Subject to his continued employment with the Company, 25% of the Egholm RSU Award (if any) will vest in equal annual installments over a four-year period, beginning on the first anniversary of the vesting commencement date.

If Dr. Egholm’s employment is terminated due to his death or “disability” (as defined in the Severance Plan), a number of unvested shares underlying the Egholm Option Award and the Egholm RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.

The Egholm Option Award and Egholm RSU Award (if any) will be subject to the terms of the Company’s 2022 Inducement Equity Incentive Plan that the Company expects to adopt before the Closing (the “Inducement Plan”) and the applicable award agreement thereunder, which terms are expected to be substantially similar to the terms of the Company’s 2011 Equity Incentive Plan. The initial share reserve under the Inducement Plan is estimated to be 5% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034). As of the date of this proxy statement, the entire, currently estimated initial share reserve under the Inducement Plan has been allocated for future grants to Dr. Egholm and other incoming senior leaders.

Pursuant to the terms of Dr. Egholm’s offer letter, he will be a participant in the Severance Plan, and eligible to receive benefits at the same level and subject to the same terms and conditions as described with respect to Mr. Linthwaite in our 2021 Proxy Statement and previously filed with the Securities and Exchange Commission, except that, in addition, in a “Non-COC Involuntary Termination” Dr. Egholm will be entitled to receive an additional 12 months of vesting acceleration of his Company equity awards.

On January 23, 2022, Dr. Egholm and the Company entered into an indemnification agreement for executive officers and directors.

The foregoing description of Dr. Egholm’s offer letter and indemnification agreement are qualified in their entirety by reference to the full text of his offer letter and indemnification agreement, qualified in its entirety by reference to the full text of the offer letter and indemnification agreement filed with the SEC.

Appointment of Chief Operating Officer

In connection with the Preferred Equity Financing, Mr. Hanjoon Alex Kim entered into an offer letter agreement pursuant to which he will be appointed Chief Operating Officer of the Company, effective as of, and conditioned upon, the Closing.

Hanjoon Alex Kim, age 50, has served as the Chief Business Officer of Standard BioTools, LLC, a life science tools company, since October 2021. Previously, he served in various roles at Milliken & Company from October 2015 to May 2021, including Executive Vice President and President of the Healthcare Division of Milliken & Company from June 2019 to May 2021, Executive Vice President of the Growth Ventures Group from April 2017 to June 2019 and as Executive Vice President of Corporate Strategy and Corporate Development from October 2015 to June 2019. Prior to that, Mr. Kim served in various leadership roles, including as the Senior Vice President of Corporate Strategy and Business Development of the Pall Corporation, Vice President of Business Development of the Water Quality Group, and Corporate Director of Strategic Development and Business Unit Manager of the Motion Group at the Danaher Corporation. Mr. Kim received his M.B.A. from the Stanford Graduate School of Business and also has his M.S. in Mechanical Engineering from the University of Pittsburgh and B.S. in Mechanical Engineering from Carnegie Mellon University.

The compensation terms for Mr. Kim’s offer letter were approved by the Board on terms and conditions that the Board believed were necessary to recruit Mr. Kim to the Company, would align his interests with the Company’s stockholders, and would provide incentives for him to drive growth in the Company’s business following the Closing over the long-term. In setting the compensation terms for Mr. Kim’s offer letter, the Board considered similar factors as it considered for setting the compensation terms for Dr. Egholm’s offer letter.

Pursuant to Mr. Kim’s offer letter, he will be an at-will employee of the Company. He will receive an annual base salary of $400,000, and will be eligible to receive an annual bonus with a target level of 55% of his base salary. In addition, the Company will reimburse Mr. Kim for relocation expenses up to $150,000.

As a material inducement for Mr. Kim commencing employment with the Company, promptly following the Closing, he will receive nonqualified stock options (the “Kim Option Award”) to purchase up to 1% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034) (such number of shares, the “Kim Option Shares”), provided that the number of shares subject to the Kim Option Award may be reduced as described in the paragraph below, with an Exercise Price of the greater of (i) the Conversion Price or (ii) the Grant Price. In no case will the total number of shares of Common Stock for the Kim Option Award and Kim RSU Award exceed 1.0% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034). Subject to his continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Kim Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Kim Option Award will vest in equal monthly installments thereafter.

In addition, if the Exercise Price exceeds the Conversion Price, then, as a material inducement for Mr. Kim commencing employment with the Company, promptly following the Closing, he will receive restricted stock units (“Kim RSU Award”), covering a number of shares of Common Stock at Closing equal to (i) the amount by which the Exercise Price exceeds the Conversion Price, multiplied by the number of Kim Option Shares underlying the Kim Option Award divided by (ii) the Exercise Price, with such amount rounded to the nearest whole share. The shares of Common Stock underlying the Kim RSU Award will reduce on a share-by-share basis the number of Kim Option Shares subject to the Kim Option Award. Subject to his continued employment with the Company, 25% of the Kim RSU Award (if any) will vest in equal annual installments over a four-year period, beginning on the first anniversary of the vesting commencement date.

If Mr. Kim’s employment is terminated due to his death or “disability” (as defined in the Severance Plan), a number of unvested shares underlying the Kim Option Award and Kim RSU Award (if any) that otherwise would vest during the period between the termination date and the one-year anniversary of the termination date immediately will vest.

The Kim Option Award and Kim RSU Award (if any) will be subject to the terms of the Company’s Inducement Plan.

Pursuant to the terms of Mr. Kim’s offer letter, he will be a participant in the Severance Plan, and eligible to receive benefits at the same level and subject to the same terms and conditions as described with respect to our executive officers other than Mr. Linthwaite in our 2021 Proxy Statement previously filed with the Securities and Exchange Commission, except that in a “Non-COC Involuntary Termination,” Mr. Kim will be entitled to receive 12 months of vesting acceleration of his Company equity awards.

The Company expects to enter into its form of indemnification agreement for directors and executive officers with Mr. Kim, which requires the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of Mr. Kim’s offer letter is qualified in its entirety by reference to the full text of his offer letter, filed with the SEC.

Appointment of Senior Vice President, Corporate Development

In connection with the Preferred Equity Financing, Mr. Ardalan (Alex) Arfaei entered into an offer letter agreement pursuant to which he will be appointed Senior Vice President, Corporate Development of the Company, effective as of, and conditioned upon, the Closing.

Ardalan (Alex) Arfaei, age 45, has served as the Chief Financial Officer of Standard BioTools, LLC, a life science tools company, since November 2021. Previously, Mr. Arfaei served as Partner at Pappas Capital, a life sciences venture capital company, from September 2019 to October 2021. Prior to that, he served in various roles, including most recently as Managing Director (Equity Research Analyst), at BMO Capital Markets from September 2008 to June 2021. Mr. Arfaei received his M.B.A. from the Fuqua School of Management, Duke University and his B.S. from the University of Toronto.

The compensation terms for Mr. Arfaei’s offer letter were approved by the Board on terms and conditions that the Board believed were necessary to recruit Mr. Arfaei to the Company, would align his interests with the Company’s stockholders, and would provide incentives for him to drive growth in the Company’s business following the Closing over the long-term. In setting the compensation terms for Mr. Arfaei’s offer letter, the Board considered similar factors as it considered for setting the compensation terms for Dr. Egholm’s offer letter.

Pursuant to Mr. Arfaei’s offer letter, he will be an at will employee of the Company. He will receive an annual base salary of $400,000, and will be eligible to receive an annual bonus with a target level of 55% of his base salary. In addition, the Company will reimburse Mr. Arfaei for relocation expenses up to $150,000.

As a material inducement for Mr. Arfaei commencing employment with the Company, promptly following the Closing, he will receive nonqualified stock options (the “Arfaei Option Award”) to purchase up to 0.80% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034) (such number of shares, the “Arfaei Option Shares”), provided that the number of shares subject to the Arfaei Option Award may be reduced as described in the paragraph below, with an Exercise Price of the greater of (i) the Conversion Price or (ii) the Grant Price. In no case will the total number of shares of Common Stock for the Arfaei Option Award and Arfaei RSU Award exceed 0.8% of the outstanding shares of Common Stock at the Closing, calculated on a fully diluted basis (assuming all equity awards to be granted in connection with the Closing are outstanding and including the conversion of senior convertible notes due 2024 and senior convertible notes due 2034). Subject to his continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Arfaei Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Arfaei Option Award will vest in equal monthly installments thereafter.

In addition, if the Exercise Price exceeds the Conversion Price, then, as a material inducement for Mr. Arfaei commencing employment with the Company, promptly following the Closing, he will receive restricted stock units (“Arfaei RSU Award”), covering a number of shares of Common Stock at Closing equal to (i) the amount by which the Exercise Price exceeds the Conversion Price, multiplied by the number of Arfaei Option Shares underlying the Arfaei Option Award divided by (ii) the Exercise Price, with such amount rounded to the nearest whole share. The shares of Common Stock underlying the Arfaei RSU Award will reduce on a share by share basis the number of Arfaei Option Shares subject to the Arfaei Option Award. Subject to his continued employment with the Company, 25% of the Arfaei RSU Award (if any) will vest in equal annual installments over a four year period, beginning on the first anniversary of the vesting commencement date.

If Mr. Arfaei’s employment is terminated due to his death or “disability” (as defined in the Severance Plan), a number of unvested shares underlying the Arfaei Option Award and Arfaei RSU Award (if any) that otherwise would vest during the period between the termination date and the one year anniversary of the termination date immediately will vest.

The Arfaei Option Award and Arfaei RSU Award (if any) will be subject to the terms of the Company’s Inducement Plan.

Pursuant to the terms of Mr. Arfaei’s offer letter, he will be a participant in the Severance Plan, and eligible to receive benefits at the same level and subject to the same terms and conditions as described with respect to our executive officers other than Mr. Linthwaite in our 2021 Proxy Statement previously filed with the Securities and Exchange Commission, except that in a “Non COC Involuntary Termination,” Mr. Arfaei will be entitled to receive 12 months of vesting acceleration of his Company equity awards.

The Company expects to enter into its form of indemnification agreement for directors and executive officers with Mr. Arfaei, which requires the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of January 31, 2022 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, all current directors and executive officers as a group, and each person nominated to serve as a director.

Shares of our Common Stock subject to options or other rights to purchase that are now exercisable or are exercisable within 60 days after January 31, 2022, are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person.

As of January 31, 2022, there were 76,919,287 shares of our Common Stock outstanding. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Fluidigm Corporation, 2 Tower Place, Ste. 2000, South San Francisco, CA 94080.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders:
Caligan Partners LP(1)	8,380,265	10.9%
Indaba Capital Management, L.P.(2)	7,536,350	9.6%
BlackRock, Inc.(3)	6,251,230	8.1%
PRIMECAP Management Company(4)	5,093,403	6.6%
Neuberger Berman Group LLC(5)	4,336,103	5.6%
Orbimed(6)	3,819,348	5.0%
The Vanguard Group(7)	3,867,671	5.0%
Directors, Named Executive Officers, and Prospective Directors
Stephen Christopher Linthwaite(8)	835,938	1.1%
Nicolas M. Barthelemy(9)	241,966	*
Gerhard F. Burbach(10)	181,795	*
Laura M. Clague(11)	94,033	*
Bill W. Colston(12)	53,890	*
Carlos V. Paya(13)	133,436	*
Ana K. Stankovic(14)	17,949	*
Vikram Jog(15)	327,572	*
Nicholas S. Khadder(16)	84,660	*
Bradley Kreger(17)	192,409	*
Colin McCracken(18)	68,843	*
Michael Egholm	5,000	*
Martin Madaus	—	—
Eli Casdin	—	—
All current directors and executive officers as a group (11 persons)(19)	2,232,491	2.9%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.
(1)

Information is as of April 30, 2021, the latest date for which information is available to the Company. According to a Schedule 13D filed by Caligan Partners LP (“Caligan”), which identified itself as the investment manager of an affiliated fund and managed accounts, Caligan and David Johnson, the managing member of Caligan Partners GP LLC, the general partner of Caligan, shared voting power and dispositive power with respect to all of such shares. Caligan’s address is 590 Madison Avenue, New York, New York 10022.

(2)

Information is as of December 31, 2020, the latest date for which information is available to the Company. According to a Schedule 13G/A filed jointly by Indaba Capital Management, L.P., IC GP, LLC (“IC GP”), Indaba’s sole general partner, and Derek C. Schrier, the managing member of IC GP, shared voting and dispositive power with respect to all of such shares. Reported shares include 2,005,750 shares issuable upon conversion of our 5.25% Convertible Senior Notes due 2024 and percentage beneficially owned is based on 78,925,037 outstanding shares. Indaba’s address is One Letterman Drive, Building D, Suite DM700, San Francisco, CA 94129.

(3)

Information is as of December 31, 2021, the latest date for which information is available to the Company. According to a Schedule 13G/A filed by BlackRock, Inc., which identified itself as a parent holding company, sole dispositive power is held with respect to all of such shares and sole voting power is held with respect to 6,129,387 shares. BlackRock’s address is 55 East 52nd Street, New York, NY 10055.

(4)

Information is as of December 31, 2021, the latest date for which information is available to the Company. According to a Schedule 13G/A filed by PRIMECAP Management Company, which identified itself as an investment adviser, sole voting power and dispositive power is held with respect to all of such shares. PRIMECAP’s address is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(5)

Information is as of November 18, 2021, the latest date for which information is available to the Company. According to a Schedule 13D filed jointly by Neuberger Berman Group LLC (“NB Group”), Neuberger Berman Investment Advisers LLC (“NBIA”), Neuberger Berman Investment Advisers Holdings, LLC, Neuberger Berman Canada Holdings LLC, NB Acquisitionco ULC, Neuberger Berman Canada ULC (“NBCU”), Benjamin Nahum, Amit Solomon, Rand Gesing, and Pong Chan, which identified themselves as a group. NBIA, which identified itself as an investment adviser, shared dispositive power and voting power with respect to 3,459,561 of such shares and has been granted discretionary power, but not voting power, with respect to 823,514 of such shares and NBCU, which identified itself as an investment adviser, shared dispositive and voting power with respect to 53,028 of such shares. Neuberger Berman’s address is 1290 Avenue of the Americas, New York, NY 10104. NBCU’s address is 2 Bloor St East, Toronto, Ontario M4W 1A8, Canada

(6)

Information is as of December 31, 2021, the latest date for which information is available to the Company. According to a Schedule 13G/A filed jointly by OrbiMed Advisors LLC and OrbiMed Capital LLC (“OrbiMed Capital”), which identified themselves as investment advisors, shared voting power and dispositive power is held with respect to 402,477 shares and OrbiMed Capital holds sole voting power and sole dispositive power with respect to 3,416,871 shares. OrbiMed’s address is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(7)

Information is as of December 31, 2021, the latest date for which information is available to the Company. According to a Schedule 13G filed by The Vanguard Group, which identified itself as an investment adviser, shared voting power is held with respect to 67,169 shares, sole dispositive power is held with respect to 3,744,688 shares, and shared dispositive power is held with respect to 122,983 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(8)

Consists of 318,521 shares held by Mr. Linthwaite, options to purchase 495,000 shares of Common Stock that are exercisable within 60 days of January 31, 2022, and 22,417 shares subject to restricted stock units (“RSUs”) that are scheduled to vest within 60 days of January 31, 2022.

(9)

Consists of 167,742 shares held by the Barthelemy 2001 Trust, of which Mr. Barthelemy is a trustee and options to purchase 74,224 shares of Common Stock that are exercisable within 60 days of January 31, 2022. Additionally, in connection with Mr. Barthelemy’s resignation from the Board subject to and conditioned upon the Closing, the Board has approved the full acceleration and vesting of unvested equity awards representing 10,342 shares subject to RSUs and options to purchase 2,567 shares of Common Stock effective immediately prior to the Closing.

(10)

Consists of 21,369 shares held by Mr. Burbach, options to purchase 126,224 shares of Common Stock that are exercisable within 60 days of January 31, 2022, and 34,202 shares subject to vested RSUs with respect to which Mr. Burbach has deferred settlement.

(11)

Consists of options to purchase 59,374 shares of Common Stock that are exercisable within 60 days of January 31, 2022, and 34,659 shares subject to vested RSUs with respect to which Ms. Clague has deferred settlement.

(12)	Consists of 15,700 shares held by Dr. Colston and options to purchase 38,190 shares of Common Stock that are exercisable within 60 days of January 31, 2022.
(13)	Consists of 59,212 shares held by Dr. Paya and options to purchase 74,224 shares of Common Stock that are exercisable within 60 days of January 31, 2022.
(14)

Consists of 2,055 shares held by Dr. Stankovic and options to purchase 15,894 shares of Common Stock that are exercisable within 60 days of January 31, 2022. Additionally, in connection with Dr. Stankovic’s resignation from the Board subject to and conditioned upon the Closing, the Board has approved the full acceleration and vesting of unvested equity awards representing 16,508 shares subject to RSUs and options to purchase 13,029 shares of Common Stock effective immediately prior to the Closing.

(15)

Consists of 130,157 shares held by Mr. Jog, 52,061 shares held by the Vikram and Pratima Jog Family Trust U/A dated June 23, 2009 (of which Mr. Jog is a trustee), options to purchase 138,475 shares of Common Stock that are exercisable within 60 days of January 31, 2022, and 6,879 shares subject to RSUs that are scheduled to vest within 60 days of January 31, 2022.

(16)	Consists of 80,598 shares held by Mr. Khadder and 4,062 shares subject to RSUs that are scheduled to vest within 60 days of January 31, 2022.

(17)

Consists of 86,739 shares held by Mr. Kreger, options to purchase 97,917 shares of Common Stock that are exercisable within 60 days of January 31, 2022, and 7,753 shares subject to RSUs that are scheduled to vest within 60 days of January 31, 2022.

(18)	Consists of 62,323 shares held by Mr. McCracken and 6,520 shares subject to RSUs that are scheduled to vest within 60 days of January 31, 2022.
(19)

Consists of 996,447 shares beneficially owned by current directors and NEOs, options held by current directors and NEOs to purchase 1,119,522 shares of Common Stock that are exercisable within 60 days of January 31, 2022, 47,631 shares subject to RSUs held by current directors and executive officers that are scheduled to vest within 60 days of January 31, 2022, and 68,861 shares subject to vested RSUs with respect to which settlement has been deferred.

GENERAL MATTERS

Stockholders Sharing an Address / Household

Only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.

We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. To receive a separate copy of this Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may please contact our mailing agent, Broadridge, either by calling (800) 579-1639, via the Internet at http://www.proxyvote.com, or via email at sendmaterial@proxyvote.com.

Stockholder Proposals and Nominations

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2022 Annual Meeting of Stockholders, stockholder proposals were required to be received by December 16, 2021 by our Secretary at our principal executive offices at 2 Tower Place, Suite 2000, South San Francisco, California 94080.

Requirements for Stockholder to bring Business and Nominations Before the 2022 Annual Meeting. Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the Company’s proxy materials with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our Board, or (iii) properly brought before the meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2022 annual meeting of stockholders, our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than January 30, 2022, and

•	not later than March 1, 2022.

In the event that we hold our 2022 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2021 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2022 annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to the 2022 annual meeting, or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present such proposal at such meeting, we are not required to present the proposal for a vote at the meeting.

Incorporation by Reference

The SEC allows us to “incorporate by reference” information that we file with it into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. The information incorporated by reference is considered to be a part of this proxy statement, and information that we file later with the SEC will automatically update and supersede information contained in documents filed earlier with the SEC or contained in this proxy statement and any accompanying prospectus supplement.

We incorporate by reference the documents listed below that we have previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 25, 2021;

•

our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on May 7, 2021, for the fiscal quarter ended June 30, 2021, filed with the SEC on August 6, 2021, and for the fiscal quarter ended September 30, 2021, filed with the SEC on November 9, 2021; and

•

our Current Reports on Form 8-K (other than portions thereof furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits accompanying such reports related to such items) filed with the SEC on January 24, 2022, as amended, September 7, 2021, August 5, 2021, May 25, 2021, and April 29, 2021, including the exhibits attached thereto and filed therewith.

You should refer to the documents incorporated by reference above, to provide you with additional information related to this proxy statement.

The Company will provide to each stockholder a free copy of any or all of the information that has been incorporated by reference into but not delivered with this proxy statement, free of charge, to any stockholder upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request. Stockholders may request a copy of such information by contacting us in the manner set forth under the heading “Where You Can Find More Information,” below.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC.    The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at investors.fluidigm.com/sec-filings. The information on our website is not part of this proxy statement.

We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC, as well as any or all of the documents incorporated by reference in this proxy statement (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests for such copies should be directed to:

Investor Relations

Fluidigm Corporation

2 Tower Place, Suite 2000

South San Francisco, California 94080

Telephone number: (650) 266-6000

If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the Special Meeting.

You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

This proxy statement is dated [●], 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Other Matters

As of the date hereof, the Company does not know of any other matters that may be presented for action at the Special Meeting other than the Charter Amendment Proposal, the Private Placement Issuance Proposal and the Adjournment Proposal.

By Order of the Board of Directors,

/s/ NICHOLAS S. KHADDER
Nicholas S. Khadder
Senior Vice President, General Counsel, and Corporate Secretary
, 2022

ANNEX A

Charter Amendment

CERTIFICATE OF AMENDMENT TO THE

EIGHTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

FLUIDIGM CORPORATION

Fluidigm Corporation, a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that:

1. The name of the Corporation is Fluidigm Corporation. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 29, 2007.

2. Article I of the Eighth Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

“The name of the Corporation is Standard BioTools Inc. (the “Corporation”).”

3. Section 1 of Article IV of the Eighth Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

“Section 1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Corporation shall have authority to issue is four hundred ten million (410,000,000) shares, of which four hundred million (400,000,000) shares are Common Stock, $0.001 par value, and ten million (10,000,000) shares are Preferred Stock, $0.001 par value.”

4. This Certificate of Amendment to the Corporation’s Eighth Amended and Restated Certificate of Incorporation, as amended, has been duly authorized and adopted by the Corporation’s Board of Directors in accordance with the provisions of Section 242 of the Delaware General Corporation Law, and has been duly approved by the stockholders of the Corporation at a meeting of the stockholders on [______], 2022, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, Fluidigm Corporation has caused this Certificate of Amendment to be signed by its ____________ this ______ day of [_______], 2022.

Name:
Title:

ANNEX B

SERIES B-1 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

by and between

FLUIDIGM CORPORATION,

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.

and

CASDIN PARTNERS MASTER FUND, L.P.

Dated as of January 23, 2022

i

3.22	Compliance with Healthcare Laws and Regulations	41

3.23	Legal Proceedings; Orders	42

3.24	Insurance	42

3.25	Related Party Transactions	42

3.26	Brokers	43

3.27	Other Agreements	43

3.28	Investment Company Status	43

3.29	Sale of Securities	43

3.30	No Rights Agreement; Anti-Takeover Provisions	43

3.31	Registration Rights	43

3.32	Exclusivity of Representations and Warranties	43

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER		44

4.1	Organization; Good Standing	44

4.2	Corporate Power; Enforceability	44

4.3	Non-Contravention	45

4.4	Requisite Governmental Approvals	45

4.5	Legal Proceedings; Orders	45

4.6	Ownership of Company Common Stock	46

4.7	Brokers	46

4.8	Sufficient Funds	46

4.9	Unregistered Securities	46

4.10	Stockholder and Management Arrangements	47

4.11	Exclusivity of Representations and Warranties	48

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		48

5.1	Affirmative Obligations	48

5.2	Forbearance Covenants	49

5.3	No Solicitation	50

5.4	No Control of the Other Party’s Business	53

ARTICLE VI ADDITIONAL COVENANTS		53

6.1	Required Action and Forbearance; Efforts	53

6.2	Antitrust Filings	54

6.3	Proxy Statement	56

6.4	Company Stockholder Meeting	57

6.5	Anti-Takeover Laws	58

ii

6.6	Use of Proceeds	58

6.7	Access	58

6.8	Information Rights	59

6.9	Notification of Certain Matters	60

6.10	Public Statements and Disclosure	60

6.11	Transaction Litigation	60

6.12	Listing of Shares	61

6.13	Certain Governance and Other Matters	61

6.14	No Inconsistent Agreements	61

6.15	Transfer Restrictions	62

6.16	Pre-Emptive Rights	63

6.17	Standstill	65

6.18	Voting Threshold	66

ARTICLE VII CONDITIONS TO THE CASDIN TRANSACTION		66

7.1	Conditions to Each Party’s Obligations to Effect the Casdin Transaction	66

7.2	Conditions to the Obligations of Purchaser to Effect the Casdin Transaction	67

7.3	Conditions to the Company’s Obligations to Effect the Casdin Transaction	68

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER		69

8.1	Termination	69

8.2	Manner and Notice of Termination; Effect of Termination	71

8.3	Fees and Expenses	71

8.4	Amendment	73

8.5	Extension; Waiver	74

ARTICLE IX GENERAL PROVISIONS		74

9.1	Notices	74

9.2	Tax Matters	75

9.3	Assignment	76

9.4	Entire Agreement	76

9.5	Survival	77

9.6	Third Party Beneficiaries	77

9.7	Severability	77

9.8	Remedies	77

9.9	Governing Law	79

9.10	Consent to Jurisdiction	79

iii

9.11	WAIVER OF JURY TRIAL	79

9.12	No Recourse	80

9.13	Company Disclosure Letter References	80

9.14	Counterparts	81

EXHIBITS

Exhibit A	Form of Certificate of Designations

iv

SERIES B-1 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This SERIES B-1 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 23, 2022 by and between Fluidigm Corporation, a Delaware corporation (the “Company”), Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership (“Casdin PGEF II”) and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership (“Casdin PMF” and, together with Casdin PGEF II, “Purchaser”). Purchaser and the Company are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.

RECITALS

A. (i) The Company desires to issue and sell to Casdin PGEF II, and Casdin PGEF II desires to purchase from the Company, 33,750 shares of the Series B-1 Preferred Stock and (ii) the Company desires to issue and sell to Casdin PMF, and Casdin PMF desires to purchase from the Company, 78,750 shares of the Series B-1 Preferred Stock, in each case on the terms and subject to the conditions set forth in this Agreement (the “Casdin Transaction”).

B. The Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolved to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment and (iv) directed that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval.

C. Purchaser has obtained all entity approvals necessary for its entry into this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the Transactions, on the terms and subject to the conditions set forth herein and therein.

D. On the date of this Agreement, the Company and Purchaser have entered into a loan agreement (the “Loan Agreement”) pursuant to which Purchaser has loaned to the Company an aggregate original principal amount of $12,500,000.

E. On the date of this Agreement, the Company and Purchaser have entered into a registration rights agreement (the “Registration Rights Agreement”).

F. The Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Casdin Transaction and (ii) prescribe certain conditions with respect to the consummation of the Casdin Transaction.

1

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of this Agreement, the following terms have the following respective meanings:

“Acquired Shares” means, collectively, the Purchased Shares and the Converted Shares.

“Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Purchaser pursuant to this Agreement or the Viking Purchaser pursuant to the Viking Purchase Agreement) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Casdin Transaction or the Viking Transaction) involving:

(a) any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such purchase or other acquisition, including such tender or exchange offer;

(b) any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of 10% or more of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such transaction); or

(c) any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such transaction; provided, that none of the matters set forth on Section 5.2(e) of the Company Disclosure Letter shall constitute an Acquisition Transaction.

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“Activist Investor” means, as of the date of determination, a Person (other than the Purchaser or its Affiliates) (a) that has, directly or indirectly through its Affiliates, been identified on any “SharkWatch 50” list (or any successor list) published within the three years prior to such date of determination or (b) is listed on Section 1.1(a) of the Company Disclosure Letter.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that none of the Company, Purchaser or the Viking Purchaser shall be deemed to be Affiliates of one another. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise.

“Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Casdin Transaction.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2020 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2020.

“beneficially own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “beneficial ownership” and “beneficial owner” shall have correlative meanings.

“Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York or San Francisco, California.

“Certificate of Amendment” means an amendment to the Eighth Amended and Restated Certificate of Incorporation of the Company to (a) increase the number of authorized shares and (b) change the name of the Company to “Standard BioTools Inc.” (in each case, effective as of the Closing), in a form reasonably satisfactory to the Company and Purchaser.

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“Certificate of Designations” means the Certificate of Designations of the Series B-1 Preferred Stock, substantially in the form attached to this Agreement as Exhibit A.

“Code” means the Internal Revenue Code of 1986.

“Company Board” means the Board of Directors of the Company.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company ESPP” means the Fluidigm 2017 Employee Stock Purchase Plan, as amended and restated.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7 and Section 3.26.

“Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that, none of the following shall be deemed to be or constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(a) changes in general economic conditions, or changes in conditions in the global or national economy generally;

(b) changes in conditions in the financial markets, credit markets or capital markets, including (i) changes in interest rates or credit ratings; (ii) changes in exchange rates for the currencies of any country; or (iii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(c) changes in conditions in the industry in which the Company and its Subsidiaries operate;

(d) changes in regulatory, legislative or political conditions;

(e) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics, disease outbreaks (including COVID-19 and responses to COVID-19), civil unrest or other force majeure events (including any escalation or general worsening thereof);

(f) any change, event, effect, occurrence or circumstance resulting from the announcement of this Agreement or the pendency of the Casdin Transaction or the Viking Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, licensees, licensors, lenders, business

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partners, employees, prospective employees, regulators, vendors or any other third Person (provided, that this clause (f) shall not apply to any representation or warranty contained in this Agreement or the Viking Purchase Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of this Agreement or the consummation or pendency of the Casdin Transaction or the Viking Transaction);

(g) changes in GAAP or other accounting standards or in any applicable Laws (or the authoritative interpretation of any of the foregoing);

(h) any action taken or refrained from being taken by the Company (i) as expressly required by this Agreement or (ii) that Purchaser has expressly approved, consented to or requested, in each case in writing following the date of this Agreement;

(i) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(j) any failure, in and of itself, by the Company and its Subsidiaries to meet (i) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (ii) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(k) any breach by Purchaser of this Agreement; and

(l) any Transaction Litigation brought by any Company Stockholder against the Company, any of its executive officers or other employees or any member of the Company Board, arising from or relating to the Transactions or allegations of any breach of fiduciary duty related to the Transactions;

except, in each case of clauses (a), (b), (c), (d), (e), and (g), to the extent that such change, event, effect, occurrence or circumstance has had a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other companies in the industry in which the Company and its Subsidiaries operate, in which case the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

“Company Notes” means the Company’s 2.75% Exchange Convertible Senior Notes due 2034 and the Company’s 5.25% Convertible Senior Notes due 2024.

“Company Options” means any options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Related Parties” means (a) the Company, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of its and their respective Affiliates.

“Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Software” means all proprietary Software owned or purported to be owned by the Company or any of its Subsidiaries as of the date of this Agreement.

“Company Source Code” means Source Code to Company Software.

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“Company Stock Plans” means the 2009 Equity Incentive Plan of Fluidigm, as amended, the Fluidigm 2011 Equity Incentive Plan, as amended effective May 25, 2021, the DVS Sciences Inc. 2010 Equity Incentive Plan, as amended, the Fluidigm 2017 Inducement Award Plan, as amended, the Company ESPP and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

“Company Stockholders” means the holders of shares of Company Common Stock.

“Company Systems” means all Software, computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

“Competitor” means the Persons set forth on Section 1.1(b) of the Company Disclosure Letter.

“Confidentiality Agreement” means the Confidentiality Agreement, between the Company and Casdin Capital, LLC, dated as of August 2, 2021

“Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other instrument, commitment, understanding, undertaking or agreement.

“Converted Shares” means a number of shares of Series B-1 Preferred Stock equal to (a) (i) the Conversion Amount (as defined in the Loan Agreement), in each case as of the Closing, divided by (ii) $1,000 multiplied by (b) (i) $3.40 divided by (ii) $2.84, rounded up to the nearest integer, into which the Conversion Amount shall be converted pursuant to the terms of this Agreement and thereof.

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“COVID-19” means SARS-CoV-2 and its disease commonly known as COVID-19, and any evolutions or additional strains, variations or mutations thereof or any related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or other mandatory directive imposed by applicable Law, order, writ, injunction, judgment or decree in connection with or in response to COVID-19.

“Data” means, collectively, data, databases, data repositories, data lakes and collections of data.

“Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries: (a) the Company’s and its Subsidiaries’ own written rules, policies and procedures; (b) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679, and the ePrivacy Directive 2002/58/EC); (c) applicable industry standards with which the Company or any of its Subsidiaries operates (including, as applicable, the Payment Card Industry Data Security Standard); and (d) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise bound.

“DOJ” means the United States Department of Justice or any successor thereto.

“Employee Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, termination, garden leave, pay in lieu, gross-up, pension, profit-sharing, savings, retirement, death benefit, group insurance, hospitalization, medical, dental, life, employee loan, restrictive covenant, relocation, clawback, fringe benefit, cafeteria, disability, consulting, change in control, employment, compensation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase, phantom stock or other equity or equity-based compensation (including the Company Stock Plans and all outstanding awards granted thereunder), deferred compensation or other benefit or compensation plan, program, arrangement, or policy, whether written or oral, formal or informal, that is sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former director, officer, independent contractor, or employee of the Company or any Subsidiary or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation, including on account of an ERISA Affiliate.

“Environmental Law” means any Law enacted or in effect on or prior to the Closing Date relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment or natural resources (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to the production, distribution, marketing, labeling, registration, notification, packaging, import, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of, or exposure to, any Hazardous Materials, or the investigation, clean-up or remediation thereof.

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“Environmental Permits” means any Governmental Authorizations required under Environmental Laws.

“Equity Securities” means any equity securities of the Company or any of its Subsidiaries, or securities convertible into or exercisable or exchangeable for equity securities of the Company or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Securities” means any securities of the Company issued or issuable (a) on the exercise, exchange or conversion of any (i) New Securities issued to Purchaser in accordance with this Agreement, (ii) New Securities issued to the Viking Purchaser in accordance with the Viking Purchase Agreement, (iii) New Securities issued to Purchaser upon conversion of the Loan Agreement; or (iv) New Securities issued to the Viking Purchaser upon conversion of the Loan Agreement (as defined in the Viking Purchase Agreement), (b) to directors, officers, employees or consultants of the Company pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Company Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Company Board, or a committee thereof, including the Company Stock Plans or other compensatory arrangements, (c) on conversion of the Series B Preferred Stock or the Company Notes in accordance with the terms thereof, (d) as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (e) in connection with any stockholder rights plan approved by the Company Board, (f) pursuant to any dividend, split, combination or other reclassification, (g) upon the exercise, exchange or conversion of options, convertible notes, warrants, or other derivative securities of the Company or any Subsidiary, (h) as part of an exchange, refinancing or similar transaction with respect to any debt or convertible-debt securities of the Company or any Subsidiary of the Company outstanding on the date of this Agreement, including any securities issued upon conversion of such securities, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (i) of a Subsidiary of the Company issued to the Company or a Subsidiary of the Company or (j) under (i) this Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 hereof), (ii) the Viking Purchase Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 thereof), (iii) the Loan Agreement or (iv) the Loan Agreement, dated as of the date of this Agreement, between the Company and Viking Purchaser.

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“FTC” means the United States Federal Trade Commission or any successor thereto.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Government Official” means any (a) official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, (b) political party or party official or candidate for political office or (c) company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (a) or (b) of this definition.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Governmental Authorization” means any authorizations, approvals, licenses, sub-licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

“Hazardous Materials” means any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss that results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (a) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (b) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (c) trademarks, service marks, internet domain names, corporate names, trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (d) rights in Trade Secrets; (e) rights in Software; and (f) intellectual property and proprietary rights in Data.

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“Intervening Event” means any change, event, effect, occurrence or circumstance (other than any change, event, effect, occurrence or circumstance resulting from a breach of this Agreement by the Company), in each case that (a) is not known or reasonably foreseeable by the Company Board as of the date hereof and (b) does not relate to any Acquisition Proposal, Purchaser or the Viking Purchaser; provided, that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (i) the fact that the Company and its Subsidiaries meet or exceed (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (ii) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); (iii) changes in the Company’s credit ratings; (iv) the taking of any action required or expressly contemplated by this Agreement; (v) any change, event, effect, occurrence or circumstance relating to Purchaser, the Viking Purchaser or any of their respective Affiliates; or (vi) changes in conditions generally affecting the industry in which the Company and its Subsidiaries operate.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the individuals set forth on Section 1.1(c)(i) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have actual knowledge of the matter in question.

“Labor Laws” means all Laws relating to labor and employment, including but not limited to, all Law relating to employment and independent contractor practices, wages, equal employment opportunity, affirmative action and other hiring practices, immigration (including the completion of I-9s for all employees and the proper confirmation of employee visas), workers’ compensation, unemployment, the payment of social security and other employment-related taxes, employment standards, employment of minors, occupational health and safety, labor relations, unions, withholdings, payment of wages and overtime, meal and rest periods, workplace safety, employee benefits, pay equity, employee and worker classification (including the classification of independent contractors and exempt and non-exempt employees), leaves of absence, family and medical leave, civil rights, retaliation, discrimination, sexual or other workplace harassment, the WARN Act, the National Labor Relations Act, the Labor Management Relations Act, the Occupational Safety and Health Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Fair Labor Standards Act, the Equal Pay Act, the Rehabilitation Act, the Employee Retirement Income Security Act, the Uniform Services Employment and Reemployment Rights Act, the Genetic Information Nondiscrimination Act, 42 U.S.C. §§ 1981, 1983, 1985 and 1986, the Sarbanes-Oxley Act and the Immigration Reform and Control Act, or any similar state, local or foreign Law.

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“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, determination, judgment, injunction, rule, regulation, ruling, award or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries (other than an Employee Plan) that are currently in effect:

(a) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(b) any Contract under which the Company or any of its Subsidiaries has been granted a license under any third Person’s Intellectual Property, other than (i) non-disclosure agreements; (ii) non-exclusive licenses or related services Contracts for commercially available software, technology or Intellectual Property; (iii) Open Source Licenses; (iv) Contracts with employees or independent contractors for the assignment of, or license to, any Intellectual Property; and (v) licenses authorizing limited use of brand materials, feedback, or other Intellectual Property that are incidental to the primary purpose of the Contract;

(c) any Contract under which the Company or any of its Subsidiaries has licensed any material Company Owned IP to a third Person, other than (i) any non-disclosure agreements; (ii) Contracts with end users and other customers (including resellers, distributors, co-marketers and co-promoters), or with potential end users and other customers (including potential resellers and distributors), to the extent granting licenses in connection with the evaluation, provision, sale, resale, license, distribution, support or maintenance of a Company Product; (iii) Contracts with consultants, contractors and vendors (including manufacturers, suppliers and contract research organizations) to the extent granting licenses in connection with the counterparty’s provision of products or services to or for the Company or any of its Subsidiaries; (iv) original equipment manufacturer agreements and/or collaboration agreements involving the development or commercialization of Company and/or third-party products or services, including licenses that are incidental to the conduct of development activities for such products or services, the supply of such products and services (whether for testing or commercialization), or the co-marketing or co-promotion of such products or services; and (v) other licenses entered in the ordinary course of business;

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(d) any Contract (i) containing any covenant limiting in any material respect the right of the Company or any of its Subsidiaries to engage in or compete with any Person in any line of business that is material to the Company and its Subsidiaries, taken as a whole or (ii) containing any “minimum requirement,” “most favored nation” or “exclusivity” provisions that limit in any material respect the freedom or right of the Company or any of its Subsidiaries to sell, distribute or manufacture any products or services or any technology or other assets to or for any other Person;

(e) any Contract with respect to the future issuance of Company Securities (other than this Agreement, the Viking Purchase Agreement, the Company Stock Plans or the awards made or that the Company agreed to make thereunder);

(f) any Contract entered into within the five year period prior to the date of this Agreement (i) relating to a disposition or acquisition of assets by the Company or any of its Subsidiaries other than dispositions or acquisitions of products or services in the ordinary course of business or solely among the Company and its Subsidiaries or (ii) pursuant to which the Company or any of its Subsidiaries will acquire after the date of this Agreement any material ownership interest in any other Person or other business enterprise other than any existing Subsidiary of the Company;

(g) any letter of credit in excess of $1,000,000, or any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts (other than letters of credit) relating to indebtedness, including the borrowing of money or extension of credit, in each case in excess of $1,000,000 other than (i) accounts receivables and payables incurred in the ordinary course of business; (ii) loans to Subsidiaries of the Company in the ordinary course of business; (iii) intercompany loans, receivables and payables among the Company and its Subsidiaries; and (iv) extensions of credit to customers in the ordinary course of business and (v) pursuant to the SVB Loan Agreement or the Company Notes;

(h) any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries;

(i) any material joint venture, partnership or similar arrangement;

(j) any Contract (other than purchase orders in the ordinary course of business that are terminable or cancelable without penalty on 90 days’ notice or less) under which the Company or any of its Subsidiaries is a purchaser of goods and services which, pursuant to the terms thereof, requires payments by the Company or any of its Subsidiaries in excess of $1,000,000 within any 12-month period;

(k) any Collective Bargaining Agreement;

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(l) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or Person pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement;

(m) any agreement to purchase Real Property or any interest therein;

(n) any Lease;

(o) any master services agreement and other Contracts (other than purchase orders, service orders, statements of work, invoices, sales orders, bills, shipping orders, credit memos, sales receipts, proposals or other similar items) with the top ten customers and top ten suppliers of the Company and its Subsidiaries, taken as a whole, by revenue or cost (as applicable) for the 12 months ended September 30, 2021;

(p) any agreement under which a broker, finder or similar fee commission, or other like payment is payable;

(q) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Person that, to the Knowledge of the Company, beneficially owns five percent or more of the outstanding shares of Company Common Stock or outstanding shares of common stock of any of any of the Company’s Subsidiaries, on the other hand;

(r) any Contracts with any current director or executive officer of the Company, with the exception of any confidentiality or invention assignment agreement on the Company’s standard for, which standard form has been made available to Purchaser; and

(s) any employment or consulting Contract with any individual service provider of the Company or any of its Subsidiaries that (i) provides for annual base compensation in excess of $250,000, and (ii) (A) provides for the payment or accelerated vesting of any compensation or benefits in connection with the consummation of the transactions contemplated by this Agreement or (B) otherwise restricts the Company’s or its Subsidiaries ability to terminate the employment or engagement of such service provider at any time for any reason or no reason without more than 30 days’ prior notice and without penalty or liability.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

“Open Source Software” means any Software licensed under terms meeting the definition of “Open Source” promulgated by the Open Source Initiative, available online at http://www.opensource.org/osd.html (any such license, an “Open Source License”).

“Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

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“Permitted Liens” means any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (b) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (c) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (d) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (e) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Real Property or the operation of the business of the Company and its Subsidiaries thereon; (f) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; (g) Liens granted pursuant to the SVB Loan Agreement and the Loan Documents (as defined in the SVB Loan Agreement); and (h) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means any Data that is defined as “personal data,” “personal information,” “personally identifiable information,” or any comparable term under applicable Laws, and any Data that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, household, or device, or is about or from an individual, household, or device, or constitutes name, address, phone number, email address, financial account number, payment card data, government issued identifier, and health or medical information.

“PGEF II Purchase Price” means $33,750,000, which amount is calculated by multiplying the number of PGEF II Purchased Shares by the Share Price.

“PGEF II Purchased Shares” means 33,750 shares of Series B-1 Preferred Stock to be purchased by Casdin PGEF II pursuant to the terms of this Agreement.

“PMF Purchase Price” means $78,750,000, which amount is calculated by multiplying the number of PMF Purchased Shares by the Share Price.

“PMF Purchased Shares” means 78,750 shares of Series B-1 Preferred Stock to be purchased by Casdin PMF pursuant to the terms of this Agreement.

“Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

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“Purchased Shares” means, collectively, the PGEF II Purchased Share and the PMF Purchased Shares.

“Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3(a) and Section 4.7.

“Purchaser Parties” means, collectively, Purchaser and each Permitted Transferee of Purchaser to whom shares of Series B-1 Preferred Stock or Company Common Stock are Transferred pursuant to Section 6.15(b).

“Purchaser Preferred Percentage” means, as of any time, (a) the number of shares of Company Common Stock beneficially owned by the Purchaser Parties divided by (b) the total number of shares of Company Common Stock issued and outstanding, in each case as of such time and determined on an as-converted basis.

“Purchaser Related Parties” means (a) Purchaser, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of Purchaser, its Subsidiaries and its and their respective Affiliates.

“Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

“Registered Intellectual Property” means Intellectual Property that has been registered, filed or issued under the authority of, with or by any Governmental Authority, or other public or quasi-public legal authority, including (a) Patents and Patent applications (including provisional applications); (b) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (c) registered Copyrights and applications for Copyright registration.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933.

“Security Incident” means any actual or reasonably suspected successful (a) security breach, denial of service, phishing attack, or ransomware and malware attack on the Company Systems or (b) unauthorized access to, or collection, use, Processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

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“Sensitive Information” means, in any form or medium, any (a) Trade Secrets or other material confidential information, (b) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (c) information protected by Law and (d) Personal Information, in each case of (a) – (d), in the Company’s or any of its Subsidiaries’ possession or control or Processed on their behalf.

“Series B-1 Preferred Director” has the meaning set forth in the Certificate of Designations.

“Series B-1 Preferred Stock” means the Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company, the terms of which will be set forth in the Certificate of Designations.

“Series B-2 Preferred Director” has the meaning set forth in the Certificate of Designations of Rights, Preferences and Privileges of Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company.

“Series B Preferred Stock” means, collectively, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock (as defined in the Viking Purchase Agreement).

“Share Price” means $1,000 per share.

“Software” means, in any form or medium, any and all software and computer programs, source code, object code, software implementations of algorithms, models and methodologies, firmware, application programming interfaces, descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, and manuals related to any of the foregoing.

“Source Code” means uncompiled human readable source code underlying any computer software program written in a language designed to be compiled prior to execution, and excluding human readable source code written in languages traditionally distributed in source code form and designed to run on an interpreted basis (e.g. HTML, Javascript, Perl, PHP, and the like).

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“SVB Loan Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

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“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trade Secrets” means, collectively, trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, source code, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints.

“Transactions” means, collectively, the Casdin Transaction and the Viking Transaction.

“Transaction Documents” means this Agreement, the Viking Purchase Agreement, the Company Disclosure Letter, the Loan Agreement, the Certificate of Designations and the Registration Rights Agreement.

“Transaction Litigation” means any Legal Proceeding commenced against a Party, any of its Subsidiaries or Affiliates, any of their respective directors or officers, or otherwise relating to, involving or affecting such Persons, in each case in connection with, arising from or otherwise relating to the Casdin Transaction, the Viking Transaction or any other transaction contemplated by this Agreement or the Transaction Documents, other than any Legal Proceedings among the Parties related to this Agreement or the other Transaction Documents.

“Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

“Underlying Shares” means the shares of Company Common Stock issuable on conversion of the Acquired Shares in accordance with the Certificate of Designations.

“Viking Parties” has the meaning given to the term “Purchaser Parties” by the Viking Purchase Agreement.

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“Viking Purchaser” means, collectively, Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership.

“Viking Purchase Agreement” means that certain Series B-2 Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Viking Purchaser.

“Viking Transaction” means the issuance of and sale of Series B-2 Preferred Stock to Viking Purchaser on the terms and subject to the conditions set forth in the Viking Purchase Agreement.

“Voting Stock” means (a) with respect to the Company, the Company Common Stock, the Series B Preferred Stock and any other capital stock of the Company having the right to vote generally in any election of directors of the Company Board and (b) with respect to any other Person, all equity of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, and the regulations promulgated thereunder and any similar state, local or foreign Law.

“Willful Breach” means a material breach of this Agreement that is the result of a willful or intentional act or failure to act where the breaching party knows, or should reasonably be expected to have known, that the taking of such act or failure to act would result, or would reasonably be expected to result, in a material breach of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Acquisition Termination Fee	8.3(b)(iv)
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
BIS	3.21(b)
Bylaws	3.1
Capitalization Date	3.7(a)(i)
Casdin PGEF II	Preamble
Casdin PMF	Preamble
Casdin Transaction	Recitals
Change of Recommendation Termination Fee	8.3(b)(iii)
Charter	3.1
Chosen Courts	9.10
Closing	2.2
Closing Date	2.2
Collective Bargaining Agreement	3.19(a)
Company	Preamble

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Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(b)
Company Breach Notice Period	8.1(e)
Company Disclosure Letter	Article III
Company Intellectual Property	3.16(b)
Company Owned IP	3.16(b)
Company Preferred Stock	3.7(a)(i)
Company Product	3.22(a)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Contracting Parties	9.12
DGCL	3.1
Electronic Delivery	9.14
Expense Reimbursement	8.3(b)(i)
FDA	3.22(a)
Foreign Benefit Plan	3.18(i)
Fully Participating Parties	6.16(a)
Healthcare Authorities	3.22(a)
Lease	3.14(b)
Leased Real Property	3.14(b)
Loan Agreement	Recitals
Lock-Up Shares	6.15(a)
New Securities	6.16(a)
Nonparty Affiliates	9.12
OFAC	3.21(b)
Offer Notice	6.16(b)
Offeree	6.16(a)
Participating Parties	6.16(a)
Parties	Preamble
Party	Preamble
Permitted Transferees	6.15(b)(ii)
Preemptive Percentage	6.16(a)
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Breach Notice Period	8.1(g)
Recall	3.22(b)
Registration Rights Agreement	Recitals
Representatives	5.3(a)
Requisite Stockholder Approval	3.4(a)
Series B-1 Conversion	6.2(a)
Termination Date	8.1(c)
Trade Laws	3.21(b)
Transfer	6.15(a)

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1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” shall be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person.

(i) A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law shall be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract shall be deemed to refer to such Contract as of such date.

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(k) All accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one month or year for purposes of this Agreement shall be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured shall be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the Party drafting such agreement or document.

(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party shall affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r) Documents or other information or materials shall be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted and made available to Purchaser in the virtual data room maintained by the Company and hosted by Datasite, (ii) delivered or provided to Purchaser or its Affiliates or Representatives in connection with the Casdin Transaction or (iii) filed or furnished by the Company with, and available through, the SEC’s Electronic Data Gathering and Retrieval System, in each of clauses (ii) and (iii), at least two Business Days prior to the date hereof, and with respect to clause (i), at least 3 hours before the execution of this Agreement by the Parties.

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(s) All references to “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice,” subject, however, to such commercially reasonable actions as are reasonably necessary given changing economics and other conditions, circumstances or events relating to or arising from the COVID-19 pandemic.

(t) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE; CONVERSION

2.1 Sale and Purchase; Conversion of Conversion Amount. Subject to the terms and conditions hereof, at the Closing, (a) (i) the Company shall issue and sell to Casdin PGEF II, and Casdin PGEF II shall purchase from the Company, the PGEF II Purchased Shares in exchange for payment by Casdin PGEF II to the Company of the PGEF II Purchase Price and (ii) the Company shall issue and sell to Casdin PMF, and Casdin PMF shall purchase from the Company, the PMF Purchased Shares in exchange for payment by Casdin PMF to the Company of the PMF Purchase Price and (b) the Conversion Amount (as defined in the Loan Agreement) shall be converted into the Converted Shares.

2.2 The Closing. The consummation of the Casdin Transaction shall take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, on the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Adjustments. Without limiting or affecting any of the provisions of Section 5.2, if between the date of this Agreement and the Closing Date the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Share Price, PGEF II Purchase Price, PMF Purchase Price and Acquired Shares to be delivered pursuant to this Article II shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

2.4 Independent Nature of Purchaser’s Obligations and Rights. The obligations of Purchaser under this Agreement are several and not joint with the obligations of the Viking Purchaser, and Purchaser shall not be responsible in any way for the performance of the obligations of the Viking Purchaser under the Viking Purchase Agreement. Nothing contained herein, and no action taken by Purchaser pursuant hereto or the Viking Purchaser pursuant to the Viking Purchase

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Agreement, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among Purchaser and the Viking Purchaser, or create a presumption that Purchaser and the Viking Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Viking Purchase Agreement. Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Viking Purchaser to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2019 and at least two Business Days prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” or set forth in any “forward-looking statements” disclaimer, and any other non-specific or non-precise cautionary, predictive or forward-looking language contained or referenced therein) or (b) subject to the terms of Section 9.13, as set forth in the disclosure letter delivered by the Company to Purchaser on the date of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Purchaser as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws in any material respect.

3.2 Corporate Power; Enforceability.

(a) Subject to the filing of the Certificate of Amendment with the Secretary of State for the State of Delaware, the Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, consummate the Casdin Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement

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and the other Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, no other corporate action on the part of the Company or the Company Stockholders is necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents. This Agreement and each other Transaction Document has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally or (B) is subject to general principles of equity.

(b) Subject to the receipt of the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, the Company has all requisite power and authority to issue, sell and deliver the Acquired Shares in accordance with and on the terms and conditions set forth in this Agreement, the Loan Agreement and the Certificate of Designations. The Certificate of Designations will set forth the rights, preferences and priorities of the Series B-1 Preferred Stock, and the holders of the Series B-1 Preferred Stock shall have the rights set forth in the Certificate of Designations on filing with the Secretary of State for the State of Delaware.

3.3 Company Board Approval; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board, at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement unanimously (i) determining that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Casdin Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approving and declaring advisable this Agreement, the other Transaction Documents, the Casdin Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolving to recommend that the Company Stockholders approve the Transactions and the Certificate of Amendment and (iv) directing that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”).

(b) Anti-Takeover Laws. Assuming that the representations of Purchaser set forth in Section 4.6 are true and correct, the Company Board has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Casdin Transaction or other transactions contemplated hereby and thereby (including with respect to the issuance of the Series B-1 Preferred Stock or the shares of Company Common Stock issuable on conversion of the Series B-1 Preferred Stock) and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Casdin Transaction or any other transaction contemplated hereby or thereby.

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3.4 Requisite Stockholder Approval.

(a) The approval of the Transactions by the affirmative vote of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the Company Stockholder Meeting and entitled to vote on the subject matter (the “Casdin Approval”) and the adoption of the Certificate of Amendment by a majority of the outstanding shares of Company Common Stock entitled to vote (together with the Casdin Approval, the “Requisite Stockholder Approval”) are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Casdin Transaction and the other transactions contemplated in this Agreement and the other Transaction Documents.

(b) No appraisal or dissenters’ rights (pursuant to Section 262 of the DGCL or otherwise) will be available to holders of shares of Company Common Stock in connection with the Casdin Transaction.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Casdin Transaction, subject to obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designations and the Certificate of Amendment with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including

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compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.7 Company Capitalization.

(a) Capital Stock.

(i) The authorized capital stock of the Company consists of (i) 200,000,000 shares of Company Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m., New York City time, on January 13, 2022 (such time and date, the “Capitalization Date”): (A) 76,919,287 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms or pursuant to the terms of the Company Notes in accordance with their terms.

(ii) All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive or similar rights.

(b) Stock Reservation and Awards.

(i) As of the Capitalization Date, the Company has reserved 3,539,935 shares of Company Common Stock for issuance pursuant to the Company Stock Plans, which number excludes shares subject to outstanding awards and 20,312,725 shares of Company Common Stock for issuance pursuant to the Company Notes. As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 1,596,806 shares of Company Common Stock with a weighted average exercise price of $7.0841; (ii) 5,118,456 shares of Company Common Stock subject to outstanding Company RSUs; (iii) 2,448,042 shares of Company Common Stock subject to outstanding Company PSUs (based on maximum achievement, if applicable) (iv) 2,633,013 shares of Company Common Stock reserved for issuance under the Company ESPP; and (v) 43,750 shares of Company Common Stock estimated to be subject to outstanding purchase rights under the Company ESPP.

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(ii) Section 3.7(b)(ii) of the Company Disclosure Letter sets forth a correct and complete list of all equity awards outstanding as of the Capitalization Date, including with respect to each such equity award: (A) the name of the holder thereof; (B) the number of shares subject to such equity award; (C) the grant or issuance date; (D) any applicable vesting schedule, including the amounts vested and unvested; and (E) with respect to each Company Option, (1) the exercise price and (2) the expiration date. All Company Options have an exercise price per share of Company Common Stock that may be purchased thereunder that was not less than the “fair market value” of such share on the date of grant, as determined in accordance with the terms of the applicable granting instrument, the applicable Company Stock Plan and, to the extent applicable, Sections 409A and 422 of the Code.

(c) Company Securities. Except as set forth in Section 3.7(a) or 3.7(b), there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company, (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company and (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. Other than the Company Notes, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. The announcement or consummation of the Casdin Transaction and the other transactions contemplated by this Agreement will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities.

(d) Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive or similar rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

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(e) Valid Issuance of Shares. The Acquired Shares and the Underlying Shares to be issued on conversion of the Acquired Shares will be duly authorized by the Company and, when issued and delivered by the Company in accordance with this Agreement, the Loan Agreement and the Certificate of Designations against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, except for generally applicable transfer restrictions under applicable securities Law, the Stockholders Agreement or the Charter or such Liens as are created by Purchaser. There are no Persons entitled to statutory, preemptive or other similar contractual rights to subscribe for the Acquired Shares or the Underlying Shares nor are there any other restrictions on transfer under any contract to which the Company is a party. On issuance in accordance with the Certificate of Designations, the Underlying Shares will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Certificate of Designations, under this Agreement and under applicable state and federal securities laws and (ii) such Liens as are created by Purchaser.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Organizational Documents of each of the Subsidiaries of the Company. No Subsidiary is in violation of any of its Organizational Documents in any material respect.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens. Other than for routine cash management purposes and for securities held by employee benefit plans, the Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding Subsidiary Securities. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company. Section 3.8(b) of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

3.9 Company SEC Reports. Since January 1, 2019 through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of

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such amended or superseding filing), in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), no Company SEC Report contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company SEC Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).

(b) Disclosure Controls and Procedures. The Company has established and maintains, and at all times since January 1, 2019 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that are (i) with respect to disclosure controls and procedures, reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements.

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(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d) As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities (accrued, absolute, contingent or otherwise) of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, as in effect on the date of this Agreement, or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or the Viking Purchase Agreement or incurred in connection with the Casdin Transaction or the Viking Transaction; (c) incurred in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws or licenses, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution, claim or lawsuit); or (d) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since September 30, 2021 through the date of this Agreement (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without Purchaser’s consent, would constitute a breach of, or require consent of Purchaser under Section 5.2(b), Section 5.2(c), Section 5.2(d), Section 5.2(i), Section 5.2(k) or Section 5.2(l) (as it relates to the foregoing sections).

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(b) Since December 31, 2020 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. Prior to the date of this Agreement, the Company has made available to Purchaser complete and correct copies of all of the Material Contracts.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. Neither the Company nor any of its Subsidiaries owns any real property.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing material leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any real property for which the annual rent is in excess of $100,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to Purchaser true, correct and complete copies of the Leases (including all material modifications, amendments and supplements thereto). Except as has not

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had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Lease is legal, valid, binding, enforceable and in full force and effect. Neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect. Neither the Company nor any of its Subsidiaries is in material breach of or default pursuant to any Lease. There are no material subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

3.15 Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are, and since January 1, 2019, have been, in compliance with all Environmental Laws and Environmental Permits (including obtaining and maintaining all such Environmental Permits); (b) since January 1, 2019 (or earlier if unresolved), no notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries alleging any violation of, or liability arising out of, any Environmental Law; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to a violation of, or liability under, any Environmental Law; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, sold, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, or owned or operated any real property or facility contaminated by any Hazardous Materials, in each case, that has resulted, or would reasonably be expected to result, in an investigation or required cleanup by, or other liability (contingent or otherwise) for, the Company or any of its Subsidiaries; and (e) the Company and its Subsidiaries have not assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person relating to Environmental Laws. The Company has made available to Purchaser copies of all environmental reports, audits and assessments and all other material documents bearing on environmental, health or safety matters relating to the Company, any of its Subsidiaries, or any of their current or former facilities, properties or operations.

3.16 Intellectual Property.

(a) Within 10 days after the date of this Agreement, the Company shall provide Purchaser with a true, correct and complete (i) list of all Registered Intellectual Property owned by, or registered in the name of, the Company or any of its Subsidiaries (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, filing date and status and, for Internet domain names, the registrant, registrar, and expiration date) and (ii) description of all material Company Software. All material Registered Intellectual Property is subsisting, and to the Knowledge of the Company, excluding any pending patent applications, valid and enforceable.

(b) The Company and its Subsidiaries solely and exclusively own all right, title, and interest in and to all Registered Intellectual Property and all other material Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries, including all Company Software (the “Company Owned IP”), and is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property

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used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (other than Permitted Liens). The Company has not (i) sold, transferred, or otherwise divested any Intellectual Property that would be Company Owned IP, but for such sale, transfer, or divestiture, or (ii) granted any Person any exclusive right to any Company Owned IP.

(c) The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Owned IP, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Company Intellectual Property for the Company, have executed written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, assigns to the Company or its applicable Subsidiaries all of their respective ownership rights in the Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries.

(d) No Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No Company Owned IP is subject to any proceeding or outstanding decree, order, judgment or settlement agreement to which the Company or one of its Subsidiaries is a party, or, to the Knowledge of the Company, to which any third Person is a party, that restricts in any manner the use, provision, transfer, assignment or licensing thereof by the Company or its Subsidiaries or affects the validity, use or enforceability of such Company Owned IP, except for any such prohibitions or restrictions that would not have a Company Material Adverse Effect. The transactions contemplated by this Agreement and the consummation thereof will not impair any right, title or interest of the Company or any of its Subsidiaries in or to any Company Intellectual Property or material Company Systems, and all of the Company Intellectual Property and material Company Systems will be owned or available for use by the Company and its Subsidiaries immediately after the Closing on terms and conditions identical to those under which the Company and its Subsidiaries owned or used the Company Intellectual Property and material Company Systems immediately prior to the Closing.

(e) No Company Owned IP was developed by the Company or any of its Subsidiaries using (in whole or in part) government, public or private foundation, or university funding or facilities nor was it obtained from any Governmental Authority, public or private foundation, or university, and neither the Company nor any of its Subsidiaries has granted to any Governmental Authority, public or private foundation, or university, either expressly, or by any act or omission, any unlimited, unrestricted or government purpose rights, or any similar rights in Company Owned IP.

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(f) There are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2019, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(g) (i) Neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of the Company’s products, infringes, misappropriates, or otherwise violates or, since January 1, 2019, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by the Company or any of its Subsidiaries.

(h) The Company and its Subsidiaries have not incorporated in or distributed with any Company Software or Company Product any Open Source Software in a manner that has subjected any Company Source Code to any requirement under any applicable Open Source License to distribute or otherwise disclose such Company Source Code. Neither the Company nor any of its Subsidiaries have received a written notice or request from any Person to disclose, distribute or license any Company Source Code pursuant to an Open Source License, or alleging noncompliance with any such Open Source License. The Company and its Subsidiaries possess all Company Source Code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software.

(i) The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, and the Company and its Subsidiaries have purchased sufficient license rights for all material third party Software used in their operations. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. To the Knowledge of the Company, there are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment on which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available, and is not obligated to deliver, license, or make available any Company Source Code to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries, and any Person providing backup, source code repository, hosting and similar services to Company or its Subsidiaries.

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(j) Since January 1, 2019: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) there has not been any Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, to protect the security and integrity of the Company Systems, all Data stored or contained therein or transmitted thereby, and all Sensitive Information from and against unauthorized access, use, or disclosure. Since January 1, 2019, neither the Company nor any of its Subsidiaries has (i) provided or been required under any applicable Data Security Requirement to provide any notices to data owners in connection with any unauthorized access, use or disclosure of Sensitive Information, (ii) received any written complaint from any Person regarding any Data Security Requirement, Security Incident, or Sensitive Information, nor (iii) to the Knowledge of the Company, been subject to any investigations or audits by a Governmental Authority concerning any violation of Data Security Requirements, Security Incident, or Sensitive Information. The execution and delivery of this Agreement by the Company and the consummation of the Casdin Transaction will not result in any violation by the Company or its Subsidiaries of any applicable Data Security Requirement, except as would not reasonably be expected to have a Company Material Adverse Effect.

3.17 Tax Matters.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it, and all Tax Returns are true, correct and complete in all respects; (ii) timely paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; and (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction.

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(c) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d) The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code and any applicable regulations promulgated thereunder.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes on the assets of the Company or any of its Subsidiaries other than those described in clause (i) of the definition of Permitted Liens.

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct, current and complete list of each material Employee Plan as of the date of this Agreement. With respect to each Employee Plan, copies of the following materials have been provided to Purchaser: (i) all current plan documents for each Employee Plan and all amendments thereto (and for any unwritten Employee Plan, a summary of the material terms); (ii) the most recent determination letter from the IRS with respect to any of the Employee Plans; (iii) all current summary plan descriptions, summaries of material modifications, annual reports and summary annual reports with respect to any of the Employee Plans; and (iv) all material non-routine correspondence from a Governmental Authority with respect to any of the Employee Plans.

(b) Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six-year period preceding the date hereof or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; (iii) a “defined benefit plan” as defined in the Section 3(35) of ERISA or a plan that is or was subject to the funding standards of Section 302 of ERISA or covered by Section 412 of the Code or Title IV of ERISA; or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No event has occurred and, to the Knowledge of the Company, no condition exists that would, either directly or indirectly or by reason of the Company’s or any Subsidiary’s affiliation with any ERISA Affiliate, subject the Company or any of its Subsidiaries to any material Tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable Laws.

(c) Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been established, maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or

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volume submitter document, and (ii) to the Knowledge of the Company, no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d) Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid, and (ii) all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e) No Post-Termination Welfare Benefit Plan. No Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) provides, and neither the Company nor any of its Subsidiaries has committed to or otherwise has any obligation to provide, post-termination or retiree life insurance or welfare benefits to any Person, except as may be required by Section 4980B of the Code or any similar Law for which the covered Person pays the full premium cost of coverage.

(f) Employee Plan Legal Proceedings. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Legal Proceedings or claims pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, other than routine claims for benefits, and there is no fact or circumstance that could reasonably be expected to give rise to any such Legal Proceeding or claim. There have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person, that could reasonably be expected to result in material liability to the Company or any of its Subsidiaries.

(g) Impact of the Transaction on Employee Plans. Neither the execution or delivery of this Agreement nor the consummation of the Casdin Transaction (alone or in conjunction with the Viking Transaction or any other actions contemplated by this Agreement or the Viking Purchase Agreement) will constitute a “change in control,” “change of control,” or term of similar meaning under any Employee Plan including, for the avoidance of doubt, any Company Stock Plan. Neither the execution or delivery of this Agreement nor the consummation of the Casdin Transaction (either alone or in conjunction with the Viking Transaction or any other actions contemplated by this Agreement or the Viking Purchase Agreement) could (alone or in conjunction with any other event) result in (i) any of the following with respect to any current or former employee, officer, director, independent contractor or other service provider of the Company or any Subsidiary of the Company: (A) severance pay upon any termination of employment or service, or any increase thereof, (B) any payment, compensation or benefit becoming due, or increase thereof, (C) the acceleration of the time of payment or vesting of any payment,

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compensation or benefit, or (D) any funding (through a grantor trust or otherwise) of any compensation benefit; (ii) any other liability or obligation pursuant to any of the Employee Plans; (iii) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust; or (iv) the payment an amount that could, individually or in combination with any other payment or benefit, be characterized as an “excess parachute payment” within the meaning of Section 280G(1) of the Code.

(h) Section 409A. Each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate, gross-up, indemnify or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i) Foreign Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (a “Foreign Benefit Plan”): (i) all employer and employee contributions to each Foreign Benefit Plan required by Law or by the terms of such Foreign Benefit Plan have been made, or if applicable, accrued in accordance with normal accounting practices, (ii) each Foreign Benefit Plan required to be registered has been registered and each Foreign Benefit Plan has been maintained in good standing with applicable Governmental Authorities and in compliance with all applicable Laws, (iii) each Foreign Benefit Plan intended to receive favorable tax treatment under applicable tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, (iv) no Foreign Benefit Plan is a defined benefit or similar type of plan or arrangement, and (v) no Foreign Benefit Plan has any material unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

3.19 Labor Matters.

(a) Union Activities. There are no collective bargaining agreements, labor union contracts, trade union agreements, works council agreements or any other agreements or arrangements with an employee representative body (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries is a party to or is bound and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council or other labor organization with respect to their employment with the Company or any of its Subsidiaries. There are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s Knowledge, threatened to be brought or filed with or before the National Labor Relations Board or any other labor relations Governmental Authority with respect to representation of any such employees in respect of their employment with the Company or any of its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries and no labor union, works council,

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other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. Since January 1, 2017, (i) there have been no union organizing or union election activities or attempts to bargain collectively and (ii) there have been no strikes, lockouts, slowdowns, work stoppages, picketing, concerted refusal to work overtime, handbilling, demonstrations, leafletting, arbitrations, grievances or lockouts (in each case involving labor matters) or other material labor disputes against or affecting the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b) Employment Law. Each of the Company and its Subsidiaries is, and has been since January 1, 2019, in compliance with all Labor Laws, except for such noncompliance that has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each employee, independent contractor and service provider who is providing, or in the past three (3) years has provided, services to the Company or any of its Subsidiaries has all work permits, immigration permits, visas or other authorizations required by applicable Law. Each of the Company and its Subsidiaries has met all requirements under Laws relating to employment of foreign citizens and residents, including all Form I-9 requirements.

(c) The Company has not incurred any liability or obligation under the WARN Act that remains unsatisfied. With respect to the employees of the Company and its Subsidiaries, during the last 12 months, there has been no mass layoff, plant closing, shutdown or term of similar import that triggered the WARN Act.

(d) No current employee of the Company or any of its Subsidiaries with an annualized base salary from the Company at or above $250,000 is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, non-solicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or any of its Subsidiaries; or (ii) to the Knowledge of the Company, owed to any third party with respect to such Person’s right to be employed or engaged by the Company or any of its Subsidiaries.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no pending, or to the Company’s Knowledge, threatened Legal Proceedings against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any employee, independent contractor or service provider, any current or former leased employee, intern, volunteer or “temp” of the Company or any of its Subsidiaries, or Person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any Labor Laws; (ii) breach of any Collective Bargaining Agreement; (iii) breach of any express or implied contract of Law; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.

(f) Since January 1, 2019, the Company has not incurred any material liability with respect to the classification of any Person as (i) an individual independent contractor rather than an employee, or (ii) an “exempt” employee rather than a “non-exempt” employee (within the meaning of the Fair Labor Standards Act and state Law), and no such Person has been improperly included or excluded from any Employee Plan. Neither the Company nor any of its Subsidiaries has notice of any pending or, to the Company’s Knowledge, threatened, inquiry or audit from any Governmental Authority concerning any such classifications.

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(g) Since January 1, 2019, there have been no Legal Proceedings or settlements involving allegations of sexual or other unlawful harassment or discrimination.

3.20 Compliance with Laws.

(a) The Company and each of its Subsidiaries is, and since January 1, 2019 has been, in compliance in all material respects with all Laws that are applicable to the Company or any of its Subsidiaries or to the conduct of the business or operations of the Company or any its Subsidiaries.

(b) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of the businesses of the Company or any of its Subsidiaries; and (iii) since January 1, 2019, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

3.21 Anti-Corruption; International Trade.

(a) Since January 1, 2017, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their agents or other Person acting on their behalf, violated any Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any other Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses that go beyond what is reasonable and customary, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in each case in violation of any Anti-Corruption Laws.

(b) The Company, each of its Subsidiaries, and their respective directors, officers and, to the Knowledge of the Company, employees and other Representatives are in compliance in all material respects with all applicable Laws relating to imports, exports and economic sanctions, including all applicable Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department (including the Directorate of Defense Trade Controls), the U.S. Commerce Department’s Bureau of Industry

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and Security (“BIS”), or U.S. Customs and Border Protection (“Trade Laws”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, since January 1, 2017, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or, to the Knowledge of the Company, employees or other Representatives has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (i) in breach of any applicable Trade Laws or (ii) to the extent it would be prohibited under applicable Trade Laws, with any Governmental Authority or other Person that (A) appears on any applicable list of sanctioned parties (including any Person that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or Sectoral Sanctions Identification List or BIS’s Denied Persons, Entity, or Unverified Lists), (B) is located or organized in any country or territory that is, or at the time of the transaction or business was, subject to comprehensive OFAC sanctions (including Cuba, Iran, North Korea, Syria or the Crimea region of Ukraine) or (C) is 50% or more owned or otherwise controlled by a Person described in clause (A) or (B).

3.22 Compliance with Healthcare Laws and Regulations.

(a) Any preclinical and clinical studies subject to regulatory oversight by a Governmental Authority and conducted by or on behalf of or sponsored by the Company or its Subsidiaries, or in which the Company or its Subsidiaries have participated, were (and, if still pending, are being) conducted in all material respects in accordance with all applicable statutes and all applicable rules and regulations of the U.S. Food and Drug Administration (the “FDA”) and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the “Healthcare Authorities”) and Good Clinical Practice and Good Laboratory Practice requirements. The Company and its Subsidiaries have operated at all times and are currently in compliance in all material respects with all statutes, rules and regulations applicable to the ownership, testing, development, marketing, promotion, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured, distributed or sold by or on behalf of the Company or any of its Subsidiaries (each, a “Company Product”), including all statutes, rules and regulations of the Healthcare Authorities, except where such non-compliance would not, individually or in the aggregate, be material. Neither the Company nor any of its Subsidiaries have received any written notices, correspondence or other communications from the Healthcare Authorities or any other governmental agency requiring or threatening the termination or suspension of any of the Company’s activities.

(b) Since January 1, 2019, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Subsidiary has voluntarily or involuntarily initiated, conducted or issued, caused to be initiated, conducted or issued, any recall, field corrective action, market withdrawal, seizure, suspension, safety alert, written warning, “dear doctor” letter, investigator notice to healthcare wholesalers, healthcare distributors, healthcare retailers, healthcare professionals or patients (including any action required to be reported or for which records must be maintained under 21 C.F.R. Part 806) relating to any Company Product (collectively, a “Recall”) or, as of the date hereof, currently intends to initiate, conduct or issue any Recall of any Company Product. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has received any written notice from the FDA or any other Healthcare Authority regarding (i) any Recall of any Company Product, (ii) a change in the marketing status or classification, or a material change in the labeling, of any such Company Product or (iii) a notice of non-coverage from a Healthcare Authority in the reimbursement status of a Company Product (not including any routine adjustments made to the amount of reimbursement).

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3.23 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, there are no current Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective assets, operations or properties or relating to the Transaction Documents or the transactions contemplated hereby or thereby, nor, since January 1, 2019, has the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b) No Orders. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, or that would prevent or materially impair or materially delay, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any order of any kind or nature.

3.24 Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.25 Related Party Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

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3.26 Brokers. Except for Jefferies LLC, there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Casdin Transaction or the other transactions contemplated by this Agreement or the other Transaction Documents. The Company has made available to Purchaser the engagement letter of Jefferies.

3.27 Other Agreements. The Company has provided to Purchaser, prior to the execution and delivery of this Agreement, a true, complete and correct copy of the Viking Purchase Agreement which, on execution of this Agreement, shall be in full force and effect. The Company has not entered into any other agreement, arrangement or understanding with the Viking Purchaser or any of its respective Affiliates with respect to any securities of the Company or any of its Subsidiaries, the transactions contemplated by the Viking Purchase Agreement or the payment of any fees or expenses in connection therewith, except for any non-disclosure agreements or term sheets with the Viking Purchaser or its Affiliates.

3.28 Investment Company Status. Neither the Company nor any of its Subsidiaries is, and immediately after the Closing hereunder, none of the Company nor any of its Subsidiaries will be, required to be registered as an “investment company” under the Investment Company Act of 1940.

3.29 Sale of Securities. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Series B-1 Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Series B-1 Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available.

3.30 No Rights Agreement; Anti-Takeover Provisions. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

3.31 Registration Rights. Except as contemplated by the Registration Rights Agreement, no Person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act.

3.32 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither Purchaser nor any other Person makes, or has made, any representation or warranty relating to Purchaser or any of its businesses, operations or otherwise in connection with this Agreement or the Transactions; and

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(ii) Purchaser hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered by Purchaser pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in connection with the Transactions, in connection with presentations by Purchaser’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

4.1 Organization; Good Standing. Purchaser is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization. Purchaser has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement. Purchaser is not in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. Purchaser has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Casdin Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by Purchaser, the performance by Purchaser of its covenants and obligations hereunder and the consummation of the Casdin Transaction and the transactions contemplated by this Agreement and the other applicable Transaction Documents have been duly authorized by all necessary action on the part of Purchaser and no additional action on the part of Purchaser is necessary. This Agreement and each other applicable Transaction Documents have been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (ii) is subject to general principles of equity.

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4.3 Non-Contravention. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its covenants and obligations hereunder, and the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law or order applicable to Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Purchaser in connection with: (a) the execution and delivery of this Agreement by Purchaser; (b) the performance by Purchaser of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Casdin Transaction and the other transactions contemplated by this Agreement, except (i) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser that would, individually or in the aggregate, prevent or materially delay Purchaser’s ability to consummate the Casdin Transaction.

(b) No Orders. Purchaser is not subject to any order of any kind or nature that would prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

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4.6 Ownership of Company Common Stock. Neither Purchaser nor any of its “affiliates” or “associates” is or, during the three years prior to the date of this Agreement, has been an “interested stockholder” (in each case, as such quoted terms are defined under Section 203 of the DGCL) of the Company. Neither Purchaser nor any of its “affiliates” or “associates” (as those terms are defined in Section 203 of the DGCL) beneficially owns, directly or indirectly, any shares of Company Common Stock or any other security convertible into, exchangeable for or exercisable for shares of Company Common Stock. Other than with its Affiliates, Purchaser is not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the Viking Purchaser or any of its Affiliates be deemed to be Affiliates of Purchaser for purposes of this Section 4.6).

4.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Purchaser or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Casdin Transaction.

4.8 Sufficient Funds. (a) (i) Casdin PGEF II will have at the Closing sufficient funds to enable Casdin PGEF II to pay in full at the Closing the entire amount of the PGEF II Purchase Price and all other amounts payable by Casdin PGEF II hereunder in immediately available cash funds and (ii) Casdin PGEF II has uncalled capital commitments or otherwise has available funds in excess of the PGEF II Purchase Price and all other amounts payable by Casdin PGEF II pursuant to this Agreement and (b) (i) Casdin PMF will have at the Closing sufficient funds to enable Casdin PMF to pay in full at the Closing the entire amount of the PMF Purchase Price and all other amounts payable by Casdin PMF hereunder in immediately available cash funds (ii) Casdin PMF has uncalled capital commitments or otherwise has available funds in excess of the PMF Purchase Price and all other amounts payable by Casdin PMF pursuant to this Agreement.

4.9 Unregistered Securities.

(a) Investor Status; Sophisticated Purchaser. Purchaser is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Purchased Shares. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Shares.

(b) Information. Purchaser and its Representatives have been furnished with (i) materials relating to the business, finances and operations of the Company, (ii) materials relating to the offer and sale of the Purchased Shares and (iii) materials relating to the Casdin Transaction, in each case, that have been requested by Purchaser. Purchaser and its Representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by Purchaser and its Representatives shall modify, amend or affect Purchaser’s right (i) to rely on the Company’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Purchaser understands that its purchase of the Purchased Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares.

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(c) Legends. Purchaser understands that any certificate or book-entry position evidencing Acquired Shares will bear the restrictive legend set forth in the Certificate of Designations.

(d) Purchase Representations. Purchaser is purchasing the Purchased Shares for its own account, the account of its Affiliates, or the accounts of clients for whom Purchaser exercises discretionary investment authority (all of whom Purchaser hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Purchaser has been advised and understands that the Purchased Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). Purchaser has been advised and understands that the Company, in issuing the Purchased Shares, is relying upon, among other things, the representations and warranties of Purchaser contained in this Section 4.9 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(e) Rule 144. Purchaser understands that there is no public trading market for the Purchased Shares, that none is expected to develop and that the Purchased Shares shall be held indefinitely unless and until the Purchased Shares are registered under the Securities Act or an exemption from registration is available. Purchaser has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) Reliance by the Company. Purchaser understands that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws and that the Company is relying on the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Purchased Shares.

4.10 Stockholder and Management Arrangements. Except for the Transaction Documents or as previously disclosed to the Company in writing, neither Purchaser nor any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to this Agreement, the Casdin Transaction or the Viking Transaction, (b) pursuant to which any holder of Company Common Stock has agreed to approve this Agreement or (c) pursuant to which any Person has agreed to provide, directly or indirectly, an equity investment to the Purchaser or the Company to finance any portion of the Transaction.

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4.11 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither the Company nor any other Person makes, or has made, any representation or warranty relating to the Company, its Subsidiaries, or any of its or their businesses, operations or otherwise in connection with this Agreement or the Transactions; and

(ii) the Company hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to Purchaser or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered by the Company pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Purchaser or any of its Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transactions, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

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5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a) take any action set forth in Section 13(b) or 13(c) of the Certificate of Designations;

(b) acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, any equity or assets constituting all or a material portion of the business of (or any division of the business of) another Person;

(c) sell, assign, transfer, license (other than non-exclusive licenses in the ordinary course of business consistent with past practice), sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material Company Owned IP (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

(d) disclose, release or otherwise fail to maintain the confidential nature of any source code to Company Software or other Trade Secrets;

(e) (i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its Subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its Subsidiaries, other than (A) the issuance of capital stock or other equity interests pursuant to any Employee Plan, (B) the issuance of capital stock or other equity interests from any wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company or (C) the issuance of Company Common Stock pursuant to the Company Notes; (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities; or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

(f) reclassify, combine, split or subdivide any capital stock of the Company or any of its Subsidiaries or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, except for, with respect to any Subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not prevent or delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement or result in any adverse impact on Purchaser;

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(g) except as required under the terms of any Employee Plan or as set forth in Section 5.2(g) of the Company Disclosure Letter, (i) increase the compensation or benefits payable to any current or former (A) director, (B) executive officer, or (C) employee or independent contractor, other than increases with respect to employees at the Director level or below in the ordinary course of business consistent with past practice, by no more than ten percent of such individual’s compensation or benefits payable immediately prior to such increase, and as otherwise not prohibited by Section 5.2(h), (ii) accelerate the vesting or payment of any Employee Plan or other compensation or benefit plan, program, agreement or arrangement for, any director, employee or independent contractor, (iii) enter into, adopt, amend, terminate or increase the coverage or benefits available under any Employee Plan (or other compensation or benefit plan, program, agreement or arrangement that would be an Employee Plan if in effect on the date of this Agreement), other than ordinary course changes in relation to annual renewals, or (iv) grant any equity or equity-based awards of the Company or any of its Subsidiaries to any director, employee or independent contractor of the Company or any of its Subsidiaries;

(h) (i) hire, offer to hire or promote any new Person with an annual salary or annualized fee in excess of $250,000, (ii) terminate the employment or service of any employee with an annual salary or annualized fee in excess of $250,000 or any employee with a title of Director or above of the Company or any of its Subsidiaries other than for “cause” or (iii) institute any general layoff of employees or implement any plant closings, reductions in force, furloughs, temporary layoffs, early retirement plan or announce the planning of any such action;

(i) enter into, amend or extend any Collective Bargaining Agreement or other Contract with any union or similar labor organization;

(j) waive or release any material noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other restrictive covenant obligation of any current or former employee or independent contractor;

(k) (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than investments by the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on the date of this Agreement, (ii) incur, assume or modify any indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a Permitted Lien or any lien on Intellectual Property) on any of the Company’s assets as security or otherwise become liable for indebtedness of another Person (excluding the Company or any of its Subsidiaries); or

(l) agree, resolve, authorize or commit to take any action prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall (i) cease and cause to be terminated any discussions or negotiations with any Person and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) that would be prohibited by this Section 5.3(a) and (ii) terminate all physical and electronic data room access

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previously granted to any such Person, its Affiliates and their respective Representatives. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company and its Subsidiaries shall not, and shall cause their respective directors, officers and employees, and shall instruct their other Representatives not to, directly or indirectly: (A) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; (B) furnish to any Person (other than Purchaser, the Viking Purchaser (solely with respect to the Viking Transaction) or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case to knowingly encourage, facilitate or assist an Acquisition Proposal or any inquiries relating to, or the making of, any proposal that could reasonably be expected to lead to an Acquisition Proposal; (C) participate, continue or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or contacting such Person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (D) approve, endorse or recommend an Acquisition Proposal; or (E) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not be required to enforce, and shall be permitted to waive, any provision of any standstill or confidentiality agreement to permit any proposal to be made to the Company Board (or any committee thereof). In furtherance and not in limitations of the other provisions of this Section 5.3, the Company agrees that if it (i) permits any of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) to take any action or (ii) is made aware of an action by one of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) and does not use its reasonable best efforts to prohibit or terminate such action and, in each case, such action would constitute a material breach of this Section 5.3 if taken by the Company during the period from the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, then such action shall be deemed to constitute a breach by the Company of this Section 5.3.

(b) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. At no time after the date of this Agreement until the earlier of the termination of this Agreement or the Closing Date shall the Company Board (or a committee thereof) (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Purchaser; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3(b)); (iv) fail to include the Company Board Recommendation in the Proxy Statement; or (v) enter into any Contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”).

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(c) Company Board Recommendation Change. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(i) the Company has provided prior written notice to Purchaser and the Viking Purchaser at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(c), which notice shall specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

(ii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, shall have negotiated with Purchaser, the Viking Purchaser and their respective Representatives in good faith (to the extent that Purchaser or the Viking Purchaser desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(iii) at the end of such five Business Day period and taking into account any adjustments to the terms and conditions of this Agreement and the Viking Purchase Agreement, the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable Law.

For the avoidance of doubt, the determination by the Company Board (or a committee thereof) that an Intervening Event has occurred or the delivery by the Company of a notice contemplated by this Section 5.3(c) shall not constitute a Company Board Recommendation Change if otherwise in compliance with this Section 5.3.

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(d) Notice. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly (and, in any event, within 24 hours) notify Purchaser if any offers or proposals that constitute an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice shall include a summary of the material terms and conditions of such offer, proposal, request, inquiry, discussions or negotiations, including the identity of the Person making any such offer, proposal, request or inquiry or seeking to engage in such discussions or negotiations, and a copy of any written documents in connection therewith (including any updates or amendments thereto).

(e) Certain Disclosures. Nothing in this Agreement shall prohibit the Company or the Company Board (or a committee thereof) from (i) taking and disclosing to the Company Stockholders a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) shall be subject to the terms and conditions of this Agreement and nothing in this Section 5.3(e) shall permit the Company to make a Company Board Recommendation Change.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Purchaser, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Purchaser and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. On the terms and subject to the conditions set forth in this Agreement, Purchaser shall (and shall cause its Affiliates to, if applicable), on the one hand, and the Company shall, on the other hand, use their respective reasonable best efforts to (x) take (or cause to be taken) all actions, (y) do (or cause to be done) all things and (z) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Casdin Transaction, including by using reasonable best efforts to:

(i) cause the conditions to the Casdin Transaction set forth in Article VII to be satisfied;

(ii) (A) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities and (B) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Casdin Transaction;

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(iii) obtain all consents, waivers and approvals and delivering all notifications from or to any third parties in connection with this Agreement and the consummation of the Casdin Transaction that are necessary or advisable to consummate the Casdin Transactions; and

(iv) execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Casdin Transaction.

(b) Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

(c) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries shall be required to agree to: (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Casdin Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

6.2 Antitrust Filings.

(a) Filing Under Antitrust Laws. Purchaser and the Company shall (i) cooperate and coordinate with the other in determining whether any filings are required by applicable Antitrust Laws in connection with the Casdin Transaction and, solely after the Closing and upon written notice by Purchaser to the Company, the conversion of Series B-1 Preferred Stock into Company Common Stock (the “Series B-1 Conversion”), (ii) cooperate and coordinate (and cause its respective Affiliates to cooperate and coordinate) with the other in the making of any required filings with any Governmental Authority as are required by applicable Antitrust Laws in connection with the Casdin Transaction and the Series B-1 Conversion; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws (to the extent applicable to this Agreement, the Casdin Transaction or the Series B-1 Conversion (as applicable)) and (B) obtain any required consents pursuant to any HSR Act or Antitrust Laws (to the extent applicable to this Agreement, the Casdin Transaction or the Series B-1 Conversion (as applicable)), in each case as promptly as reasonably practicable. Purchaser (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, shall promptly inform the other of any communication from any Governmental Authority regarding the Casdin Transaction and the Series B-1 Conversion (as applicable) in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Casdin Transaction or the Series B-1 Conversion pursuant to any Antitrust Law applicable to the Casdin Transaction or the Series B-1 Conversion (respectively), then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided, that neither Party may extend any waiting period or enter or propose to enter into any agreement, commitment or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

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(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company and Purchaser shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Casdin Transaction and the Series B-1 Conversion and permit the other Party to review and discuss in advance (and to consider in good faith any comments made by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Casdin Transaction and the Series B-1 Conversion (as applicable) to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Casdin Transaction and the Series B-1 Conversion (as applicable) and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Casdin Transaction and the Series B-1 Conversion (as applicable); and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Casdin Transaction or the Series B-1 Conversion without giving the other party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, Purchaser shall not, without the prior written consent of the Company, extend or offer or agree to extend any waiting period under the HSR Act or any other Antitrust Law, or enter into any agreement with any Governmental Authority related to this Agreement, the transactions contemplated by this Agreement or the Series B-1 Conversion. However, the Company and Purchaser may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, that each of the Company and Purchaser may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and Purchaser shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

(c) Other Action. Purchaser shall not, directly or indirectly (whether by merger, consolidation or otherwise), acquire (or agree to acquire) any business, corporation partnership, association or other business organization or division or part thereof, or any securities or collection of assets, if doing so would reasonably be expected to prevent or materially delay the consummation of the Casdin Transaction.

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(d) Limitations on Action. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement, including this Section 6.2, shall require or obligate Purchaser or any of its Affiliates to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Purchaser or any Affiliate.

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as practical following the date of this Agreement, the Company (with the assistance and cooperation of Purchaser as reasonably requested by the Company) shall prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting, and the Company shall use its reasonable best efforts to make such filing within 15 days of the date of this Agreement. Subject to Section 5.3(c), the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Purchaser and its counsel with a reasonable opportunity to review and to comment on such document or response, which comments the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or Purchaser for inclusion or incorporation by reference in the Proxy Statement, as of the date it or any amendment or supplement is mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(b) Furnishing Information. The Company, on the one hand, and Purchaser, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Purchaser or any of their respective Affiliates should be discovered by the Company, on the one hand, or Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

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(c) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and Purchaser and its Affiliates, on the other hand, shall not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Notices. The Company, on the one hand, and Purchaser, on the other hand, shall advise the other, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement, (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(e) Dissemination of Proxy Statement. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Within 10 calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with Purchaser), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transactions and the Certificate of Amendment) following the mailing of the Proxy Statement to the Company Stockholders, which mailing shall be initiated in accordance with Section 6.3(e). Unless there has been a Company Board Recommendation Change in accordance with Section 5.3(c), the Company shall use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing shall prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff to do so; or (iv) if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is required under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders. Notwithstanding the foregoing, (A) the Company shall not, without the prior written consent of Purchaser, postpone the Company Stockholder Meeting for more than 20 Business Days in the aggregate and (B) the Company shall, at the request of Purchaser, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified jointly by Purchaser

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and the Company (acting in good faith and taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval (it being understood that Purchaser shall not be able to cause the Company to adjourn the Company Stockholders Meeting to a date that is less than 10 Business Days before the Termination Date).

(c) Meeting Obligation. For the avoidance of doubt, the Company’s obligations pursuant to this Section 6.4 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of an Acquisition Proposal or (ii) any Company Board Recommendation Change.

6.5 Anti-Takeover Laws. The Company and Purchaser shall (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents, take all actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

6.6 Use of Proceeds. The Company shall use the proceeds of the PGEF II Purchase Price and the PMF Purchase Price paid by Purchaser, together with the proceeds of the purchase price paid by the Viking Purchaser pursuant to the Viking Purchase Agreement to pay the Company’s expenses related to the Casdin Transaction, the Viking Transaction, for working capital, for mergers and acquisitions and for general corporate purposes.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall afford Purchaser reasonable access, consistent with applicable Law, during normal business hours, on reasonable advance notice provided in writing to the General Counsel of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) in compliance with such applicable Law or Contract), (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without jeopardizing such privilege), (c) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the

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negotiation of this Agreement and the transactions contemplated hereby, or information relating to the analysis, valuation or consideration of the Transactions or the other transactions contemplated hereby, in each case, subject to Section 5.3, which shall not be limited by this Section 6.7 or (d) access would result in the disclosure of any trade secrets of third Persons. Nothing in this Section 6.7 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.7 shall be conducted in a manner that is consistent with all applicable COVID-19 Measures and (i) that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries shall be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation. The terms and conditions of the Confidentiality Agreement shall apply to any information obtained by Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.7. Notwithstanding anything to the contrary in this Agreement, each Party may satisfy its obligations set forth in this Section 6.7 by electronic means if physical access would not be permitted under applicable COVID-19 Measures.

6.8 Information Rights. Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including shares of Company Common Stock issued on conversion of such Acquired Shares), calculated on an as-converted basis, the Company shall publicly file with the SEC or provide Purchaser with the following:

(a) within 90 days after the end of each fiscal year of the Company, the Company’s Form 10-K for the applicable fiscal year, which shall include: (i) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year; (ii) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year; and (iii) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; and

(b) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, the Company’s Form 10-Q for the applicable fiscal quarter, which shall include: (i) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter; (ii) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter; and (iii) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter.

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6.9 Notification of Certain Matters.

(a) Notification by the Company. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly give written notice to Purchaser on having Knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c) to not be satisfied; provided, that the Company’s breach of its obligations pursuant to this Section 6.9(a) shall not cause the condition to Closing set forth in Section 7.2(b) to not be satisfied. No such notification shall affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Purchaser to consummate the Casdin Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(a).

(b) Notification by Purchaser. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, Purchaser shall promptly give written notice to the Company on having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of Purchaser contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.3(a) or Section 7.3(b) to not be satisfied; provided, that Purchaser’s breach of its obligations pursuant to this Section 6.9(b) shall not cause the condition to Closing set forth in or Section 7.3(b) to not be satisfied. No such notification will affect or be deemed to modify any representation or warranty of Purchaser set forth in this Agreement or the conditions to the obligations of the Company to consummate the Casdin Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(b).

6.10 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed on by the Company and Purchaser. Following such initial press release, the Company and Purchaser shall consult with each other before issuing, and give each other the opportunity to review and comment on, any press release or other public statements with respect to the Casdin Transaction or the Viking Transaction and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, that neither the Company nor Purchaser shall be obligated to engage in such consultation with respect to communications that are not materially inconsistent with public statements previously made in accordance with this Section 6.10; provided, further, that the restrictions set forth in this Section 6.10 shall not apply to any release or public statement in connection with any dispute between the Parties or the Viking Purchaser regarding this Agreement or the Transactions.

6.11 Transaction Litigation. Prior to the Closing, the Company shall provide Purchaser with prompt notice (and in any event within three Business Days) of all Transaction Litigation commenced or threatened in writing to be commenced, after the date of this Agreement, against the Company or any of its directors or officers by any stockholder relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including by providing copies of all pleadings with respect thereto) and keep Purchaser reasonably informed

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with respect to the status thereof. The Company shall (a) give Purchaser the opportunity to, subject to the entry into a joint defense agreement with terms mutually agreeably to the parties, participate in the defense, settlement or prosecution of any Transaction Litigation, and shall consider Purchaser’s views and (b) consult with Purchaser with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company shall not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.12 Listing of Shares. Prior to the Closing and subject to the stockholder approval rules of the NASDAQ, the Company and Purchaser shall each use their respective reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the Underlying Shares on the NASDAQ, subject to and in accordance with the principles set forth on Section 6.12 of the Company Disclosure Letter.

6.13 Certain Governance and Other Matters.

(a) The Company shall take all necessary action so that, effective as of the Closing:

(i) Directors. The Company Board is comprised of seven members, including (A) one individual designated by Purchaser prior to the Closing as the Series B-1 Preferred Director, and (B) the Chief Executive Officer of the Company.

(ii) Company Name. The name of the Company is changed to “Standard BioTools Inc.”

(b) The Company and Purchaser shall take the actions specified on Section 6.13(b) of the Company Disclosure Letter.

(c) The Company shall adopt and take all actions necessary to implement the 2022 Inducement Plan (as defined in the Company Disclosure Schedule) and take the other actions set forth in Section 6.13(c) of the Company Disclosure Schedule, in each case effective as of the Closing.

6.14 No Inconsistent Agreements. From the date of this Agreement through the Closing, neither the Company nor any of its Affiliates shall enter into any additional, or modify any existing, agreements with the Viking Purchaser that have the effect of establishing rights or otherwise benefiting Viking Purchaser in a manner more favorable in any respect to the rights and benefits established in favor of Purchaser by this Agreement, unless in any such case, Purchaser has been offered such rights and benefits and the Company has agreed to such amendments to this Agreement as may be necessary to provide such rights and benefits to Purchaser.

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6.15 Transfer Restrictions.

(a) Subject to the exceptions set forth in Section 6.15(b), until the six-month anniversary of the Closing Date, Purchaser agrees not to, without the prior written consent of the Company Board (excluding the Series B-1 Preferred Director), directly or indirectly, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Series B-1 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-1 Preferred Stock (“Lock-Up Shares”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares (the actions specified in clauses (i) and (ii), other than any entry into a cash-settled Hedge, a “Transfer”). Thereafter, Purchaser shall not Transfer any shares of Series B-1 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-1 Preferred Stock, to an Activist Investor, to a Competitor or to any Person that would beneficially own, after giving effect to such Transfer, five percent or more of the outstanding Company Common Stock (measured on as-converted basis), in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to Purchaser’s knowledge after reasonable inquiry; provided, that the provisions of the foregoing clause shall not apply to (A) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (B) any Transfer into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (C) any Transfers through a bona fide sale to the public that is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act. Any attempt to Transfer in violation of the terms of this Section 6.15(a) shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee.

(b) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 6.15(a) shall not apply to the following:

(i) Transfers to any Affiliate of Purchaser, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) that is controlled, managed or advised by Purchaser or an Affiliate of Purchaser;

(ii) Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity (any transferees pursuant to clauses (i) and (ii), “Permitted Transferees”);

(iii) Transfers in connection with a change of control of any Purchaser Party;

(iv) Transfers or issuances of any limited partnership interests or other equity interests in any Purchaser Party (or any direct or indirect parent entity of such Purchaser Party, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)); provided, that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer;

(v) Transfers to the Company;

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(vi) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction that results in all holders of the Voting Stock of the Company having the right to exchange such Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Company Common Stock); and

(vii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company of bankruptcy, insolvency or other similar proceedings;

provided, that in the case of clauses (i) and (ii), the Permitted Transferees (if not already a party hereto) must agree in writing to be bound by this Agreement.

6.16 Pre-Emptive Rights.

(a) Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including Underlying Shares issued on conversion of such Acquired Shares), calculated on an as-converted basis, if the Company proposes to issue or sell any Equity Securities (other than any Excluded Securities) (“New Securities”) to any Person or Persons (the “Offeree”), the Company shall first offer to sell to each Purchaser Party a portion of such New Securities equal to the (i) the number of shares of Company Common Stock beneficially owned by such Purchaser Party divided by (ii) the total number of shares of Company Common Stock issued and outstanding, in each case as of immediately prior to such issuance and determined on an as-converted basis (the “Preemptive Percentage”). The Purchaser Parties shall be entitled to purchase such New Securities at the same price, on the same terms and subject to the same conditions as are to be offered to the Offeree. The Purchaser Parties electing to purchase their Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (“Participating Parties”) shall take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 6.16 as requested by the Company Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for such a transaction and do not require such Participating Parties to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Purchaser Party or any Viking Party elects not to purchase all of the New Securities that it is entitled to purchase pursuant to the first sentence of this Section 6.16 or the first sentence of Section 6.16 of the Viking Purchase Agreement, as applicable, each Participating Party that has elected to purchase its Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (together with any Viking Party that has elected to purchase its Preemptive Percentage of such New Securities, the “Fully Participating Parties”) shall be entitled to purchase an additional number of New Securities equal to the aggregate number of New Securities that the Purchaser Parties and/or Viking Parties elected not to purchase; provided, that if there is an oversubscription in respect of such remaining New Securities due to more than one Fully Participating Party requesting additional New Securities, the oversubscribed amount shall be fully allocated among the Fully Participating Parties pro rata based on such Fully Participating Parties’ relative Preemptive Percentages.

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(b) In order to exercise its purchase rights hereunder, a Purchaser Party shall, within 15 days after receipt of written notice (an “Offer Notice”) from the Company describing the New Securities being offered, the purchase price thereof, the payment terms and such Purchaser Party’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance or sale to the Offeree). If the Company receives no such notice from the Purchaser within 15 days after the Offer Notice is given, the Company shall be deemed to have notified the Company that it does not elect to participate.

(c) In connection with any exercise by Purchaser of its rights to purchase New Securities pursuant to this Agreement, the Company will cooperate with the Purchaser as reasonably requested by the Purchaser to complete any such purchase, including, to the extent requested by the Purchaser, entering into “blocker” arrangements with respect to derivative securities and effecting any required filings or notices required by any governmental agency at the Purchaser’s sole cost and expense. Purchaser shall take all such actions as may be reasonably necessary to complete any such purchase, including, without limitation, providing such information to the Company as requested in order to determine the Purchaser’s Preemptive Percentage and entering into such additional agreements as may be necessary and appropriate.

(d) During the 90 days following the expiration of the 15-day offering period described in Section 6.16(b), the Company shall be entitled to sell any New Securities that the Purchaser Parties have not elected to purchase to the Offeree at a price no less than the purchase price, and on other terms and subject to other conditions no more favorable than those, stated in the notice provided under Section 6.16(b) (in addition to the New Securities that the Company is not required to offer to the Purchaser Parties pursuant to the first sentence of Section 6.16(a)). Any New Securities proposed to be issued or sold by the Company to the Offeree after such 90-day period, or at a price or on terms or subject to conditions not complying with the preceding sentence, shall be reoffered to the Purchaser Parties pursuant to the terms of this Section 6.16 prior to any issuance or sale to the Offeree.

(e) For purposes of determining the Purchaser’s beneficial ownership of Company Common Stock, the Company shall be permitted to rely on any information provided to the Company by Purchaser and any public disclosures made by Purchaser.

(f) In the case of a proposed issuance or sale of New Securities for consideration in whole or in part other than cash, including securities acquired in exchange therefor, for purposes of this Section 6.16 the consideration other than cash shall be deemed to be cash in an amount equal to the fair value of such consideration as reasonably determined by the Company Board; provided, that such fair value as determined by the Company Board shall not exceed the aggregate market price of the securities being offered as of the date the Company Board authorizes the offering of such securities.

(g) Notwithstanding anything in this Agreement to the contrary, a Purchaser Party may designate any of its Permitted Transferees to purchase all or part of the New Securities offered to such Purchaser Party pursuant to Section 6.16(a); provided, that such Purchaser Party shall remain obligated to consummate the purchase if such designee fails to do so.

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6.17 Standstill.

(a) Purchaser agrees that, from and after the Closing until the later of (x) the first anniversary of the Closing and (y) such time as the Purchaser Preferred Percentage is no longer equal to or greater than 7.5%, Purchaser shall not, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company (acting through the Company Board):

(i) (A) make, or in any way participate in, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its Subsidiaries, (B) call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or (C) seek the removal of any director from the Company Board (other than the Series B-1 Preferred Director);

(ii) make any public announcement with respect to, or submit a proposal or offer for, any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction involving the Company or any of its Subsidiaries (other than (A) any nonpublic proposal to the Company Board that would not require the Company, Purchaser or any other Person to make any public announcement or other disclosure with respect thereto or (B) any public disclosure in any filings by Purchaser or its Affiliates with the SEC to the extent required by applicable Law or stock exchange rules);

(iii) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its Subsidiaries, including with the Viking Purchaser; provided, that taking any action contemplated by this Agreement shall not constitute a violation of this Section 6.17(a)(iii); or

(iv) take any action that would reasonably be expected to require the Company to make a public announcement regarding any actions prohibited by this Section 6.17(a);

provided, that nothing contained in this Section 6.17(a) shall limit, restrict or prohibit (x) any confidential, non-public discussions with or communications or proposals to management or the Company Board by Purchaser or its Affiliates or Representatives related to any of the foregoing, (y) any Purchaser Party’s ability to vote, Transfer, convert, exercise its rights under Section 6.16 or otherwise exercise rights with respect to its Series B-1 Preferred Stock or Company Common Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (z) the ability of the Series B-1 Preferred Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Company Board.

(b) Notwithstanding the foregoing, the restrictions set forth in Section 6.17(a) shall not apply if any of the following occurs:

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(i) the Company enters into a definitive agreement providing for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose;

(ii) a tender offer or exchange offer for a majority of the capital stock of the Company is commenced by a third person (other than Purchaser and its Affiliates), which tender offer or exchange offer, if consummated, would result in a Change of Control (as defined in the Certificate of Designations), and either the Company Board recommends that the stockholders of the Company tender their shares in response to such offer or does not recommend against the tender offer or exchange offer within ten Business Days after the commencement thereof; or

(iii) the Company solicits from one or more Persons, or enters into discussions with one or more Persons, regarding a proposal with respect to a merger of, or a business combination transaction involving, the Company without similarly soliciting a proposal from Purchaser, or the Company makes a public announcement, with the approval of the Company Board, that it is seeking to sell itself.

6.18 Voting Threshold. Purchaser hereby grants a proxy to the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to vote any shares in excess of the Voting Threshold (as such term is defined in the Certificate of Designations) in the manner contemplated by the Certificate of Designations. The proxy granted herein is irrevocable and coupled with an interest and shall continue to apply following the transfer of any shares purchased herein to any Casdin Party (as such term is defined in the Certificate of Designations).

ARTICLE VII

CONDITIONS TO THE CASDIN TRANSACTION

7.1 Conditions to Each Party’s Obligations to Effect the Casdin Transaction. The respective obligations of the Parties to consummate the Casdin Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approval. The Company shall have received the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof).

(b) Regulatory Approval. The waiting periods (and any extensions thereof) applicable to the Casdin Transaction pursuant to the HSR Act shall have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Casdin Transaction issued by a court or other Governmental Authority of competent jurisdiction in the United States shall be in effect, and no statute, rule, regulation or order shall have been issued, enacted, entered, enforced, promulgated, entered into, enforced, or deemed applicable to the Casdin Transaction by a Governmental Authority of competent jurisdiction in the United States that, in each case, prohibits, makes illegal or enjoins the consummation of the Casdin Transaction.

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(d) NASDAQ Matters. The consummation of the Casdin Transaction shall not be prohibited by NASDAQ, and the Company shall not have received a written notice from NASDAQ (which notice has not been withdrawn or remedied) that such consummation will result in a delisting by NASDAQ of the Company Common Stock.

7.2 Conditions to the Obligations of Purchaser to Effect the Casdin Transaction. The obligations of Purchaser to consummate the Casdin Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Purchaser:

(a) Representations and Warranties.

(i) The representations and warranties of the Company set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7(a)(ii), Section 3.7(b)(ii), Section 3.7(c) through (e), Section 3.8(b) and Section 3.26 shall be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(ii) The representations and warranties of the Company set forth in Section 3.7(a)(i) and Section 3.7(b)(i) shall be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), in each case except for inaccuracies that are de minimis.

(iii) The representation and warranty of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(iv) Except as provided elsewhere in this Section 7.2(a), all other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be so true and correct that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

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(c) Company Material Adverse Effect. Since the date of this Agreement, no change, event, effect, occurrence or circumstance shall have occurred that, individually or in the aggregate, has had, or would reasonably be expected to have a Company Material Adverse Effect.

(d) Officer’s Certificate. Purchaser shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Certificate of Designations. The Company shall have delivered to Purchaser a copy of the Certificate of Designations that has been filed with and accepted (as of the Closing) by the Secretary of State of the State of Delaware.

(f) Evidence of Issuance. The Company shall have delivered to Purchaser evidence of the issuance (as of the Closing) of the Acquired Shares credited to book-entry accounts maintained by the Company.

(g) Reservation and Approval for Listing of Underlying Shares. The Underlying Shares shall have been reserved by the Company and approved for listing on the NASDAQ, subject to official notice of issuance.

(h) Viking Purchase Agreement. Each of the conditions precedent to the obligations of the parties to the Viking Purchase Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Viking Purchase Agreement) of such conditions) and the Viking Transaction shall be consummated at substantially the same time as the Closing.

(i) Opinion. The Company shall have delivered to Purchaser an opinion addressed to Purchaser from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, dated as of the Closing Date, substantially in the form included in Section 7.2(i) of the Company Disclosure Letter.

7.3 Conditions to the Company’s Obligations to Effect the Casdin Transaction. The obligations of the Company to consummate the Casdin Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement and (ii) those representations and warranties that expressly speak as of an earlier date, which representations shall have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Casdin Transaction or the other transactions contemplated by this Agreement.

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(b) Performance of Obligations of Purchaser. Purchaser shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Purchaser at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Purchaser, validly executed for and on behalf of Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d) Payment of Purchase Price. Casdin PGE II shall have delivered to the Company payment of the PGEF II Purchase Price and Casdin PMF shall have delivered to the Company payment of the PMF Purchase Price, in each case payable by wire transfer of immediately available funds to accounts designated in advance of the Closing Date by the Company.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Purchaser and the Company;

(b) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Casdin Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Casdin Transaction and has become final and non-appealable or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Casdin Transaction that permanently prohibits, makes illegal or enjoins the consummation of the Casdin Transaction; provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, action, statute, rule, regulation or order;

(c) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on June 30, 2022 (the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Casdin Transaction set forth in Article VII prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

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(d) by Purchaser or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof) at which a vote on the Transactions is taken; provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof);

(e) by Purchaser, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); provided, that if such breach is capable of being cured by the Termination Date, Purchaser shall not be entitled to terminate this Agreement prior to the delivery by Purchaser to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating Purchaser’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Purchaser shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) Purchaser is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f) by the Purchaser, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b); provided, that if such breach is capable of being cured by the Termination Date, the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Purchaser of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); and

(h) by Purchaser or the Company, if the Viking Purchase Agreement has been terminated in accordance with its terms.

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8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) shall deliver prompt written notice thereof to the other Party specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 8.1 shall be effective immediately on the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Party, as applicable, except that this Section 8.2, Section 8.3 and Article IX shall each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof shall relieve either Party from any liability for intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The rights and obligations under the Confidentiality Agreement shall survive in accordance with the terms of the Confidentiality Agreement.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Section 8.3 and in Section 9.2(b), all fees and expenses incurred in connection with this Agreement and the Casdin Transaction will be paid by the Party incurring such fees and expenses whether or not the Casdin Transaction is consummated.

(b) Company Payments.

(i) The Company shall, at or prior to the earlier to occur of (A) the date that is three Business Days following the termination of this Agreement pursuant to Section 8.1 (other than any termination pursuant to Section 8.1(g)) and (B) the Closing, reimburse Purchaser (or cause Purchaser to be reimbursed) for an amount not to exceed $1,250,000 in cash, by wire transfer of immediately available funds, for Purchaser’s documented expenses incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the “Expense Reimbursement”).

(ii) If this Agreement is terminated by Purchaser or the Company pursuant to Section 8.1(d), then the Company shall promptly (and in any event within two Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $1,250,000 in cash, less any amount previously paid to Purchaser pursuant to Section 8.3(b)(i) (the “Company Termination Fee”), by wire transfer of immediately available funds (and, following such payment, no additional amounts shall be payable under Section 8.3(b)(i)).

(iii) If this Agreement is terminated by Purchaser pursuant to Section 8.1(f), then the Company shall promptly (and in any event within three Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $5,000,000 in cash (the “Change of Recommendation Termination Fee”), by wire transfer of immediately available funds.

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(iv) If, within 12 months following termination of this Agreement by Purchaser or the Company pursuant to Section 8.1(d) or by Purchaser pursuant to Section 8.1(e), either (A) an Acquisition Transaction is consummated (other than in connection with the conversion of the Company’s Convertible Notes) or (B) the Company enters into a definitive agreement providing for an Acquisition Transaction, then the Company shall promptly (and in any event within three Business Days) after the earlier to occur of the events described in clauses (A) and (B), pay, or cause to be paid, to Purchaser an amount equal to $2,500,000 in cash (the “Acquisition Termination Fee”), by wire transfer of immediately available funds. For purposes of this Section 8.3(b)(ii), all references to “10%” in the definition of “Acquisition Transaction” shall be deemed to be references to “20%.”

(c) Payments; Default. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the Casdin Transaction, and that the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement is payable are uncertain and incapable of accurate calculation and that, without these agreements, the Parties would not enter into this Agreement, and, therefore, the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement, if, as and when required to be paid pursuant to this Section 8.3, shall not constitute a penalty, but rather liquidated damages, and in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Casdin Transaction. Accordingly, if the Company fails to timely pay any amount due pursuant to Section 8.3(b) and, in order to obtain such payment, Purchaser commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof, the Company shall pay to Purchaser its costs and expenses (including reasonable attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law.

(d) Exclusivity of Remedies.

(i) Notwithstanding anything in this Agreement to the contrary, but subject to the last sentence of Section 8.3(c) and to this Section 8.3(d), in the event of any valid termination of this Agreement pursuant to Section 8.1 where the Company Termination Fee, the Change of Recommendation Termination Fee or the Acquisition Termination Fee is payable pursuant to Section 8.3(b) and such fee is actually paid to Purchaser or its designee, such fee (together with any Expense Reimbursement previously paid to Purchaser and any other fee that may be payable pursuant to Section 8.3(b)) shall constitute the sole and exclusive remedy of Purchaser against the Company Related Parties

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for any loss suffered as a result of the failure of the transactions contemplated by this Agreement and the Transaction Documents to be consummated, and on payment of the Company Termination Fee, the Change of Recommendation Termination Fee or Acquisition Termination Fee, as applicable (together with any Expense Reimbursement payable hereunder and any other fee that may be payable pursuant to Section 8.3(b)), none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement and the Transaction Documents (except that Purchaser may be entitled to remedies with respect to the Confidentiality Agreement, Section 8.3(a) and the last sentence of Section 8.3(c), as applicable); provided, that this Section 8.3(d)(i) shall not apply in the case of intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The Parties acknowledge and agree that, subject to the last sentence of Section 8.3(c), in no event shall the Company be required to pay the Expense Reimbursement on more than one occasion, the Company Termination Fee on more than one occasion, the Change of Recommendation Termination Fee on more than one occasion or the Acquisition Termination Fee on more than one occasion.

(ii) Subject to Section 8.1 and Section 8.3(d)(iii), if Purchaser breaches this Agreement, the Company’s right to (A) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 9.8(b) or (B) terminate this Agreement and seek money damages from Purchaser in the event of intentional fraud in respect of the statements made in this Agreement or Willful Breach by Purchaser prior to termination shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of any of the Company Related Parties against any of the Purchaser Related Parties for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated) or in respect of any oral representations made or alleged to be made in connection with this Agreement, the transactions contemplated herein or therein or otherwise (except that the Parties (or their Affiliates) shall remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement and Section 8.3(a)).

(iii) While each of the Company and Purchaser may pursue a grant of specific performance in accordance with Section 9.8(b), under no circumstances shall the Company or Purchaser be permitted or entitled to receive both (A) a grant of specific performance that results in the Closing occurring and (B) any money damages (including the Company Termination Fee, the Change of Recommendation Termination Fee and the Acquisition Termination Fee but, for the avoidance of doubt, excluding the Expense Reimbursement).

8.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of Purchaser and the Company (pursuant to authorized action by the Company Board (or a committee thereof)); provided, that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this

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Agreement that requires the approval of the Company Stockholders pursuant to the NASDAQ rules without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of the Viking Transaction (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the Viking Purchaser and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of Purchaser hereunder shall, at the Viking Purchaser’s option, be deemed to be made with respect to the Viking Purchase Agreement and apply to the Viking Purchaser. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Viking Purchaser of any amendment or waiver of this Agreement. The Viking Purchaser is an express third-party beneficiary of the prior two sentences of this Section 8.4.

8.5 Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement shall not constitute a waiver of such right.

ARTICLE IX

GENERAL PROVISIONS

9.1 Notices. All notices and other communications hereunder shall be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately on delivery by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender) or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below (provided, that any notice sent pursuant to clauses (a) or (b) shall be accompanied by notice sent by email within one Business Day after dispatch by such method):

(i)	if to Purchaser to:

Casdin Private Growth Equity Fund II, L.P. / Casdin Partners Master Fund, L.P.

c/o Casdin Capital, LLC

1350 6th Avenue, Suite 2600

New York, NY 10019

Attention:         Kevin O’Brien

Email:               kevin@casdincapital.com

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with a copy (which will not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Krishna Veeraraghavan

Email:       kveeraraghavan@paulweiss.com

(ii)	if to the Company (prior to the Closing) to:

Fluidigm Corporation

2 Towers Place, Suite 2000

South San Francisco, CA 94080

Attention: Nicholas S. Khadder

Email: nick.khadder@fluidigm.com

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

Attention: Robert F. Kornegay

                 Zachary Myers

                 Douglas K. Schnell

E-mail:     rkornegay@wsgr.com

                 zmyers@wsgr.com

                 dschnell@wsgr.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, either Party may provide notice to the other Party of a change in its address or e-mail address through a notice given in accordance with this Section 9.1, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.1, shall not be deemed to have been received until, and shall be deemed to have been received on, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.1.

9.2 Tax Matters.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to Purchaser whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable Law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable Law, such amounts will be treated for all

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purposes of this Agreement as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to Purchaser, the Company shall provide reasonable prior notice to Purchaser in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with Purchaser in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all Transfer Taxes due on (i) the issue of the Acquired Shares and (ii) the issue of shares of Company Common Stock on conversion of the Acquired Shares. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Acquired Shares or shares of Company Common Stock issued on conversion of the Acquired Shares to a beneficial owner other than the initial beneficial owner of the Acquired Shares, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the reasonable satisfaction of the Company that such Transfer Tax has been paid or is not payable.

(c) Intended Tax Treatment. Purchaser and the Company agree not to treat the Series B-1 Preferred Stock (based on the terms set forth in the Certificate of Designations) as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and, as a consequence, no difference between the purchase price paid for the Series B-1 Preferred Stock and the Liquidation Preference (as defined in the Certificate of Designations) thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Purchaser (and their respective Affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (i) a change in relevant Law or official guidance from a taxing authority occurring after the Closing Date, (ii) after the Closing Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-1 Preferred Stock (from and after the effective date of such regulations), (iii) an amendment to the terms of the Certificate of Designations or (iv) a “determination” within the meaning of section 1313(a) of the Code.

9.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Party; provided, that Purchaser or any Purchaser Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees that agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned, so long as such assignment does not impede or delay the consummation of the Closing; provided, further, that no such assignment will relieve any Purchaser Party of its obligations hereunder prior to the Closing.

9.4 Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements

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and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement shall: (a) not be superseded; (b) survive any termination of this Agreement in accordance with its terms; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto. Purchaser and its Representatives shall hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Purchaser or its Representatives pursuant to Section 6.7 in accordance with the Confidentiality Agreement.

9.5 Survival. All of the covenants or other agreements of the Parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. Except for the Company Fundamental Representations and the Purchaser Fundamental Representations, which shall survive until the sixth anniversary of the Closing Date, the representations and warranties made herein shall survive for 12 months following the Closing Date and shall then expire; provided, that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the applicable survival period therefor as described above expires. Notwithstanding anything to the contrary in this Agreement, in no event shall Purchaser be entitled to any recourse against the Company in excess of the sum of the PGEF II Purchase Price and the PMF Purchase Price for any breach of any representation or warranty in this Agreement.

9.6 Third Party Beneficiaries. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies on any person other than the Parties, their respective successors and permitted assigns.

9.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. On such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

9.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred on a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in Section 8.3(d)(iii), the Parties agree that (i) by seeking the remedies provided for in this

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Section 9.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (ii) nothing set forth in this Section 9.8 shall require any Party to institute any Legal Proceeding for (or limit any Party’s right to institute any Legal Proceeding for) injunctive relief or specific performance under this Section 9.8 prior or as a condition to exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.8 or anything set forth in this Section 9.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b) Specific Performance.

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties shall be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Casdin Transaction and without that right, neither the Company nor Purchaser would have entered into this Agreement.

(ii) The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 9.8 to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Purchaser, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Purchaser pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it shall use reasonable best efforts to cooperate with the other Party in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties prior to the Termination Date.

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9.9 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of Purchaser or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

9.10 Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Casdin Transaction, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.1 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.10 shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Purchaser and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

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9.12 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based on, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by applicable Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance on any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary in this Section 9.12, nothing in this Section 9.12 shall be deemed to limit any liabilities or obligations of, or claims against, (x) any party to any other Transaction Document or serve as a waiver of any right on the part of any party to such other Transaction Document to initiate any Legal Proceedings permitted by, pursuant to, and in accordance with the specific terms of such other Transaction Document or (y) any Person in respect of intentional fraud in respect of the statements made in this Agreement.

9.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular Section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of): (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

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9.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

FLUIDIGM CORPORATION

By:	/s/ S. Christopher Linthwaite
Name:	S. Christopher Linthwaite
Title:	Chief Executive Officer

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.

By:	/s/ Kevin O’Brien
Name:	Kevin O’Brien
Title:	General Counsel

CASDIN PARTNERS MASTER FUND, L.P.

By:	/s/ Kevin O’Brien
Name:	Kevin O’Brien
Title:	General Counsel

[Signature Page to Series B-1 Convertible Preferred Stock Purchase Agreement]

Exhibit A

CERTIFICATE OF DESIGNATIONS OF RIGHTS, PREFERENCES AND PRIVILEGES

OF SERIES B-1 CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.001

OF

STANDARD BIOTOOLS INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), STANDARD BIOTOOLS INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Eighth Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on February 15, 2011 (as amended from time to time prior to the filing of this Certificate of Designations, the “Certificate of Incorporation”), authorizes the issuance of 410,000,000 shares of capital stock, consisting of 400,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Certificate of Incorporation, the board of directors of the Company (the “Board”) is authorized to fix by resolution the designations, powers, preferences and rights, and the qualifications, limitations or restrictions, of any wholly unissued series of Preferred Stock, including to fix the number of shares constituting any such series.

That, pursuant to the authority conferred on the Board by the Certificate of Incorporation, the Board, on [•], adopted the following resolution designating a new series of Preferred Stock as “Series B-1 Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the designations, powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

Section 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series B-1 Convertible Preferred Stock” (the “Series B-1 Preferred Stock”). The number of authorized shares constituting the Series B-1 Preferred Stock shall be 128,267. That number from time to time may be increased (but not above the total number of authorized shares of the class of Preferred Stock of the Company) or decreased (but not below the number of shares of Series B-1 Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Company shall not have the authority to issue fractional shares of Series B-1 Preferred Stock.

Section 2. Ranking. Except as otherwise provided herein, the Series B-1 Preferred Stock shall rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with the Series B-2 Preferred Stock and, subject to Section 13(b), each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks on a parity basis with the Series B-1 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) subject to Section 13(b), junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company (other than the Series B-2 Preferred Stock) and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B-1 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

Section 3. Definitions.

(a) As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) no Investor Party shall be deemed to be an Affiliate of any other Investor Party solely as a result of the Transactions. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Beneficially Own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “Beneficial Ownership” and “Beneficial Owner” shall have correlative meanings.

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“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Casdin” means, collectively, Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership.

“Casdin Parties” means Casdin and each Permitted Transferee of Casdin to whom shares of Series B-1 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Casdin Purchase Agreement.

“Casdin Preferred Percentage” means, as of any time, (a) the number of shares of Common Stock into which the shares of Series B-1 Preferred Stock beneficially owned by the Casdin Parties are convertible divided by (b) the total number of shares of Common Stock issued and outstanding, in each case as of such time and assuming that all shares of Series B Preferred Stock outstanding are converted into shares of Common Stock.

“Casdin Purchase Agreement” means the Series B-1 Convertible Preferred Stock Purchase Agreement by and between the Company and Casdin, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

“Certificate of Designations” means this Certificate of Designations relating to the Series B-1 Preferred Stock, as it may be amended from time to time.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the Beneficial Owner, directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, in which (A) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are the same as the holders of securities that represent at least a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (B) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction;

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(ii) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (A) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person or Parent Entity in such merger or consolidation transaction immediately after such transaction or (B) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company; or

(iii) shares of Common Stock or shares of any other Capital Stock into which the Series B-1 Preferred Stock is convertible are not listed for trading on any U.S. national securities exchange or cease to be traded in contemplation of a delisting.

For the avoidance of doubt, the Transactions shall not constitute a Change of Control.

“Change of Control Purchase Date” means, with respect to a share of Series B-1 Preferred Stock, (i) in the case of a conversion pursuant to Section 9(a)(i), the date on which the Company issues the shares of Common Stock on conversion of such share and (ii) in the case of a Change of Control Put, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“close of business” means 5:00 p.m. (New York City time) on any Business Day.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series B-1 Preferred Stock, and its successors and assigns.

“Conversion Price” means, for each share of Series B-1 Preferred Stock at any time, a dollar amount equal to the Liquidation Preference divided by the Conversion Rate as of such time.

“Conversion Rate” means 294.1176, subject to adjustment in accordance with Section 11.

“Effective Date” means the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable.

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“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition and the “Effective Date” definition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name shares of the Series B-1 Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series B-1 Preferred Stock for the purpose of making payment and settling conversions and for all other purposes; provided, that, to the fullest extent permitted by law, (a) no Person that has received shares of Series B-1 Preferred Stock in violation of the Casdin Purchase Agreement shall be a Holder, (b) the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and (c) the Person in whose name the shares of the Series B-1 Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Investor Parties” means, collectively, the Casdin Parties and the Viking Parties.

“Issuance Date” means, with respect to any share of Series B-1 Preferred Stock, the date of issuance of such share.

“Last Reported Sale Price” of the Common Stock (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

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“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series B-1 Preferred Stock, as of any date, $1,000 per share.

“Mandatory Conversion Price” means, at any time, 250% of the Conversion Price as of such time.

“Market Disruption Event” means any of the following events:

(i) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by any exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(ii) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock Beneficially Owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Casdin Purchase Agreement.

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“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Permitted Transferee” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, series, unincorporated organization or any other entity.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee thereof or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series B-1 Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means the Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of January 23, 2022 as it may be amended, supplemented or otherwise modified from time to time.

“Related Person” means (a) any executive officer of the Company, (b) any director of the Company or any Affiliate of such director and (c) any Person that, together with its Affiliates, holds 5% of more of the outstanding shares of Common Stock (measured on an as-converted basis).

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Series B Preferred Stock” means, collectively, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock.

“Series B-2 Certificate of Designations” means the Certificate of Designations relating to the Series B-2 Preferred Stock, as it may be amended from time to time.

“Series B-2 Preferred Stock” means the Series B-2 Convertible Preferred Stock of the Company.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, limited liability company, trust, association or other business entity of which a majority of the partnership, limited liability company,

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trust, association or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, trust, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, trust, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, limited liability company, trust, association or other business entity.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transactions” has the meaning set forth in the Casdin Purchase Agreement.

“Transfer” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Transfer Agent” means the Person acting as transfer agent, Registrar and paying agent and Conversion Agent for the Series B-1 Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Computershare Trust Company, N.A.

“Viking” means collectively, Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership.

“Viking Parties” means Viking and each Permitted Transferee of Viking to whom shares of Series B-2 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Viking Purchase Agreement.

“Viking Purchase Agreement” means the Series B-2 Convertible Preferred Stock Purchase Agreement by and between the Company and Viking, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

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“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series B Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(b) The following terms have the meanings set forth in the Sections referenced below:

Term	Section

1% Exception	Section 11(j)

Board	Preamble

Certificate of Incorporation	Preamble

Change of Control Call	Section 9(e)

Change of Control Effective Date	Section 9(c)

Change of Control Election Notice	Section 9(b)

Change of Control Put	Section 9(a)

Change of Control Put Price	Section 9(a)

Clause A Distribution	Section 11(c)(A)

Clause B Distribution	Section 11(c)(B)

Clause C Distribution	Section 11(c)(B)

Common Stock	Preamble

Company	Preamble

Constituent Person	Section 12(a)(iii)

Conversion Date	Section 8(a)

Conversion Notice	Section 8(a)(i)

DGCL	Preamble

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Distributed Property	Section 11(c)

Exchange Property	Section 12(a)(iii)

Final Change of Control Notice	Section 9(c)

Junior Stock	Section 2(b)

Mandatory Conversion	Section 7(a)

Mandatory Conversion Date	Section 7(a)

Notice of Mandatory Conversion	Section 7(b)

Notice of Redemption	Section 10(b)

Parity Stock	Section 2(a)

Preferred Stock	Preamble

Redemption	Section 10(a)

Redemption Date	Section 10(b)

Redemption Price	Section 10(a)

Reorganization Event	Section 12(a)(iii)

Senior Stock	Section 2(b)

Series B-1 Preferred Director	Section 14(a)

Spin-Off	Section 11(c)

Third Party Transfer Taxes	Section 19(b)

Trigger Event	Section 11(c)

Valuation Period	Section 11(c)

Voting Threshold	Section 13(a)

Section 4. Dividends. Subject to the provisions of this Certificate of Designations (including Section 13(b)), dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock from time to time. The Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series B-1 Preferred Stock were, though the Series B-1 Preferred Stock shall not be, converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date, as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock. No dividend shall be declared or paid on the Series B-2 Preferred Stock unless a dividend in an equal amount per share is also declared or paid (as applicable) on the Series B-1 Preferred Stock.

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Section 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series B-1 Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series B-1 Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series B-1 Preferred Stock that such Holders would have received had all holders of Series B Preferred Stock, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted all shares of Series B Preferred Stock into Common Stock (pursuant to Section 6(a) or Section 6(a) of the Series B-2 Certificate of Designations, as applicable (without regard to any of the limitations on convertibility contained therein)). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and shall have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to (i) Section 5(a) to all Holders, (ii) Section 5(a) of the Series B-2 Certificate of Designations to all holders of the Series B-2 Preferred Stock, and (iii) the liquidating distributions payable to all holders of any other Parity Stock, the amounts distributed to the Holders, the holders of the Series B-2 Preferred Stock and to the holders of all other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company or a Subsidiary of the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the holders of Series B Preferred Stock shall not be entitled to any payments pursuant to Section 5(a) herein or Section 5(a) of the Series B-2 Certificate of Designations on account of such sale, conveyance, lease, exchange or transfer.

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Section 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series B-1 Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of any fractional shares or as otherwise set out in Section 8(f). The right of conversion may be exercised as to all or any portion of such Holder’s Series B-1 Preferred Stock from time to time; provided, that in each case, no right of conversion may be exercised by a Holder in respect of fewer than 10,000 shares of Series B-1 Preferred Stock (unless such conversion relates to all shares of Series B-1 Preferred Stock held by such Holder).

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance on the conversion of the Series B-1 Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable on the conversion to Common Stock of all the shares of Series B-1 Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable on the conversion of all the shares of Series B-1 Preferred Stock then outstanding. Any shares of Common Stock issued on conversion of Series B-1 Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

Section 7. Mandatory Conversion by the Company.

(a) At any time after the five year anniversary of the Original Issuance Date, if the Last Reported Sale Price of the Common Stock was greater than the Mandatory Conversion Price for at least twenty consecutive Trading Days immediately preceding the date of the Notice of Mandatory Conversion, the Company may elect to convert (a “Mandatory Conversion”) all, but not less than all, of the outstanding shares of Series B Preferred Stock into shares of Common Stock (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”). In the case of a Mandatory Conversion, each share of Series B-1 Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares or as otherwise set forth in Section 8(f).

(b) Notice of Mandatory Conversion. If the Company elects to effect a Mandatory Conversion, the Company shall, within five Business Days following the completion of the applicable period of 20 Trading Days referred to in Section 7(a), provide notice of such Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”). For the avoidance of doubt, a Notice of Mandatory Conversion shall not limit a Holder’s right to convert its shares of Series B-1 Preferred Stock on any Conversion Date prior to the Mandatory Conversion Date. The Mandatory Conversion Date selected by the Company shall be no less than ten Business Days and no more than 20 Business Days after the date on which the Company provides the Notice of Mandatory Conversion to the Holders. The Notice of Mandatory Conversion shall specify:

(i) the Mandatory Conversion Date selected by the Company;

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(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as anticipated to be in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder on conversion of each share of Series B-1 Preferred Stock held by such Holder.

Section 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series B-1 Preferred Stock pursuant to this Section 8(a) (the first Business Day on which such Holder has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A together with such additional information as the Conversion Agent may reasonably require (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided, that a Conversion Notice may be conditional on the completion of a Change of Control or other condition, transaction or event as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series B-1 Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any Third Party Transfer Taxes.

Notwithstanding the forgoing, with respect to a Mandatory Conversion pursuant to Section 7, the Conversion Date shall mean the Mandatory Conversion Date, regardless of whether the foregoing has occurred or been complied with.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series B-1 Preferred Stock, such shares of Series B-1 Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of Series B-1 Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three Trading Days thereafter; provided, that if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of

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Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), the Company shall issue the number of whole shares of Common Stock issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in Section 8(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder, by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or as set forth in the records of the Company or in a notice from the Holder to the Conversion Agent, as applicable (in the case of Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of shares of Series B-1 Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series B-1 Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series B-1 Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, on their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series B-1 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-1 Preferred Stock not converted.

(f) No Fractional Shares. No fractional shares of Common Stock shall be delivered to the Holders on conversion of shares of Series B-1 Preferred Stock. In lieu of fractional shares otherwise issuable, each Holder shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional share of Common Stock issuable on conversion based on the VWAP of the Common Stock for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Common Stock. In order to determine whether the number of shares of Common Stock to be delivered to a Holder on the conversion of such Holder’s shares of Series B-1 Preferred Stock would include a fractional share, such determination shall be based on the aggregate number of shares of Series B-1 Preferred Stock of such Holder that are being converted and/or issued on any single Conversion Date or Change of Control Purchase Date.

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Section 9. Change of Control.

(a) Change of Control Put. In the event of a Change of Control, each Holder of outstanding shares of Series B-1 Preferred Stock may, at such Holder’s election, (i) effective as of immediately prior to the Change of Control Effective Date, convert all or a portion of its shares of Series B-1 Preferred Stock pursuant to Section 6(a) or (ii) require the Company to purchase all of such Holder’s shares of Series B-1 Preferred Stock that have not been so converted at a purchase price per share of Series B-1 Preferred Stock (a “Change of Control Put”) for an amount in cash (in the case of clause (A)) or the applicable consideration (in the case of clause (B)) for each such share of Series B-1 Preferred Stock (the “Change of Control Put Price”) equal to, at the Holder’s election (or if the Holder does not so elect, the greater of, as determined by the Board acting in good faith) (A) the Liquidation Preference of such share of Series B-1 Preferred Stock or (B) the amount of cash and/or other assets such Holder would have received in the transaction constituting a Change of Control had such Holder, immediately prior to such Change of Control, converted such share of Series B-1 Preferred Stock into Common Stock pursuant to Section 6(a) but without regard to any of the limitations on convertibility contained therein (provided, that if the kind or amount of securities, cash and other property receivable in such transaction is not the same for each share of Common Stock held immediately prior to such transaction by a Person, then the kind and amount of securities, cash and other property receivable on Change of Control Put following such transaction shall be deemed to be the weighted average of the types and amounts of consideration received by all holders of Common Stock). The Company shall not take any action that would be reasonably expected to impair the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets. For clarity, but subject to Section 9(e), any shares of Series B-1 Preferred Stock that a Holder does not convert as set forth in clause (i) above or subject to the Change of Control Put as set forth in clause (ii) above shall remain outstanding as provided herein.

(b) Initial Change of Control Notice. On or before the 20th Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice (the “Initial Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain (i) the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed), (ii) a description of the material terms and conditions of the Change of Control and (iii) the then-applicable Conversion Rate. No later than the later of (x) ten Business Days prior to the Change of Control Effective Date as set forth in the Initial Change of Control Notice and (y) the 20th Business Day following receipt of the applicable Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(a) shall notify the Company in writing thereof (a “Change of Control Election Notice”) and shall specify (A) whether such Holder is electing to exercise its rights pursuant to Section 9(a)(i), (ii) or both, and (B) the number of shares of Series B-1 Preferred Stock subject thereto.

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(c) Final Change of Control Notice. Within ten days prior to the effective date of the Change of Control (the “Change of Control Effective Date”), a final written notice (the “Final Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company on the Business Day immediately prior to the date such notice is sent, which notice shall contain:

(i) a statement setting forth in reasonable detail the calculation of the Change of Control Put Price with respect to such Holder;

(ii) the Change of Control Purchase Date, which shall be no later than ten Business Days after such notice is sent; provided, that a reasonable amount of time shall be provided between delivery of such notice and the Change of Control Purchase Date to allow such Holder to comply with the instructions delivered pursuant to Section 9(c)(iii); and

(iii) the instructions that a Holder must follow to receive the Change of Control Put Price in connection with such Change of Control.

(d) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must surrender to the Transfer Agent in accordance with the instructions delivered pursuant to Section 9(c)(iii), the certificates representing the shares of Series B-1 Preferred Stock to be repurchased by the Company or lost stock affidavits therefor, to the extent applicable.

(e) Change of Control Call. In the event of a Change of Control following which the Company merges with another person and is not the surviving corporation or the Common Stock is no longer listed on a U.S. national securities exchange, if a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a) within the time specified therein or has delivered a Change of Control Election Notice for less than all of its shares of Series B-1 Preferred Stock, the Company may elect to redeem (a “Change of Control Call”), subject to the right of such Holders to convert the Series B-1 Preferred Stock pursuant to Section 6(a) at any time prior to any such redemption, all of such Holders’ shares of Series B-1 Preferred Stock that are not subject to the Change of Control Election Notice (if any) at a redemption price per share, payable in cash, equal to the Change of Control Put Price. In order to elect a Change of Control Call, the Company must send an irrevocable notice of such election at the same time as the Initial Change of Control Notice, which notice shall contain the anticipated redemption date (which shall be contingent upon the closing of the Change of Control transaction or if the Change of Control transaction has already occurred, such date as elected by the Company no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Put Price, the amount of the Change of Control Put Price, and the last date for a Holder to convert its shares of Series B-1 Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Put Price for all outstanding shares of Series B-1 Preferred Stock.

(f) Delivery on Change of Control Put/Call. On a Change of Control Put or a Change of Control Call, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer of immediately available funds, the Change of Control Put Price for such Holder’s shares of Series B-1 Preferred Stock.

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(g) Treatment of Shares. Until a share of Series B-1 Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price, such share of Series B-1 Preferred Stock shall remain outstanding and shall be entitled to all of the powers, designations, preferences and other rights provided herein.

(h) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put and payment in full of the Change of Control Put Price after payments required pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money specified in Section 9(l) below pursuant to this Section 9 and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series B-1 Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6(a) and Section 7 after all payments required to be made by the Company pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money have been made.

(i) Effect of Change of Control Put/Call. On full payment of the Change of Control Put Price for any shares of Series B-1 Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares of Series B-1 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Change of Control Put Price) of the Holder of such shares of Series B-1 Preferred Stock shall cease and terminate with respect to such shares.

(j) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Final Change of Control Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series B-1 Preferred Stock with respect to which such notice of withdrawal is being submitted.

(k) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

(l) For the avoidance of doubt, and not in limitation of the rights in this section, in the event of a Change of Control Put, the Company shall be permitted to pay the Change of Control Put Price required above in cash following the prior payment in full in cash all obligations of the Company and its Subsidiaries under any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money (including the termination of all commitments to lend, to the extent required by such credit agreement, indenture or similar agreement), which requires prior payment of the obligations thereunder (and termination of commitments thereunder, if applicable) as a condition to the payment of such Change of Control Put Price in cash. Nothing contained in this Section (9)(l) shall limit a Holder’s right to pursue any remedies available to it hereunder.

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Section 10. Redemption at the Option of the Company.

(a) At any time after the seventh anniversary of the Original Issuance Date, the Company shall have the right (but not the obligation) to redeem all (but not less than all) of the then-outstanding shares of Series B Preferred Stock, at a redemption price per share of Series B Preferred Stock (payable by the Company in cash) equal to the Liquidation Preference (a “Redemption” and such amount, the “Redemption Price”).

(b) In connection with any Redemption, a written notice (a “Notice of Redemption”) shall be sent by or on behalf of the Company to each Holder as they appear in the records of the Company at least ten days and not more than 60 days before the date fixed for such redemption (the “Redemption Date”). The Notice of Redemption shall specify (i) the Redemption Date, (ii) the total number of shares of Series B-1 Preferred Stock to be redeemed from the applicable Holder, (iii) the amount per share payable to such Holder and (iv) the procedures that such Holders of shares of Series B-1 Preferred Stock must follow in order to receive the Redemption Price for their shares of Series B-1 Preferred Stock to be redeemed. The Company shall deliver or cause to be delivered to each Holder that has complied with the instructions set forth in such Notice of Redemption, cash by wire transfer in an amount equal to the Redemption Price for each share of Series B-1 Preferred Stock held by such Holder.

(c) Prior to any Redemption, each Holder of outstanding shares of Series B-1 Preferred Stock may, at such Holder’s election, effective prior to such Redemption on a date designated by the Holder, convert all or a portion of its shares of Series B-1 Preferred Stock pursuant to Section 6(a).

(d) On full payment of the Redemption Price for all shares of Series B-1 Preferred Stock subject to a Redemption, such shares of Series B-1 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Redemption Price) of the Holder of such shares of Series B-1 Preferred Stock shall cease and terminate with respect to such shares.

Section 11. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Series B-1 Preferred Stock participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and on the same terms as holders of the Common Stock and solely as a result of holding the Series B-1 Preferred Stock, in any of the transactions described in this Section 11, without having to convert their shares of Series B-1 Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series B-1 Preferred Stock held by such Holder.

(a) If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this Section 11(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 11(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Company issues to all or substantially all holders of the Common Stock and/or the Series B-2 Preferred Stock any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

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OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 11(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 11(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith and in a commercially reasonable manner.

(c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in Section 11(j)) pursuant to Section 11(a) or Section 11(b), (ii) dividends or distributions paid exclusively in cash that are also paid to the Holders of the Series B-1 Preferred Stock pursuant to Section 4, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Company, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this Section 11(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

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where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Company in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 11(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Company issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Company shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Company shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Stock actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of shares of Series B-1 Preferred Stock shall receive, in respect of each such share, at the same time and on the same terms as holders of the Common Stock, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Company determines the “FMV” (as defined above) of any distribution for purposes of this Section 11(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 11(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 3(a) as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Stock on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 11(c) (and subject in all respect to Section 11(h)), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 11(c) (and no adjustment to the Conversion Rate under this Section 11(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 11(c). If any such right, option

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or warrant, including any such existing rights, options or warrants distributed prior to the Original Issuance Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 11(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 11(a), Section 11(b) and Section 11(c), if any dividend or distribution to which this Section 11(c) is applicable also includes one or both of:

(A)	a dividend or distribution of shares of Common Stock to which Section 11(a) is applicable (a “Clause A Distribution”); or

(B)	a dividend or distribution of rights, options or warrants to which Section 11(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 11(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 11(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by Section 11(a) and/or Section 11(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 11(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 11(b).

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(d) If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Company in good faith and in a commercially reasonable manner) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 11(d) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this Section 11(d) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

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If the Company or one of its Subsidiaries is obligated to purchase the Common Stock pursuant to any such tender or exchange offer described in this Section 11(d) but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

(e) Notwithstanding this Section 11 or any other provision of this Certificate of Designations, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) a Holder has converted its shares of Series B-1 Preferred Stock and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole shares of Common Stock based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such shares of Common Stock would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the shares of Common Stock issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

(f) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

(g) In addition to those adjustments required by Sections 11(a), (b), (c) and (d), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Company’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish income Tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall deliver to the Holder of each share of Series B-1 Preferred Stock and the Conversion Agent a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(h) If the Company has a stockholder rights plan in effect on conversion of any shares of Series B-1 Preferred Stock, each share of Common Stock, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if,

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prior to any conversion of shares of Series B-1 Preferred Stock, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 11(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(i) Notwithstanding anything to the contrary in this Section 11, the Conversion Rate shall not be adjusted:

(i) on the issuance of shares of Common Stock at a price below the Conversion Price or otherwise, other than any such issuance described in Section 11(a), (b) or (c);

(ii) on the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(iii) on the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Company or any of the Company’s Subsidiaries or in connection with any such shares withheld by the Company for Tax withholding purposes;

(iv) on the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Original Issuance Date;

(v) for a tender offer by any party other than a tender offer by the Company or one or more of the Company’s Subsidiaries as described in Section 11(d);

(vi) on the repurchase of any shares of the Common Stock pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under Section 11(d); or

(vii) solely for a change in the par value (or lack of par value) of the Common Stock.

(j) The Company shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Company shall carry forward any adjustment to the Conversion Rate that the Company would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Series B-1 Preferred Stock (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this Section 11(j) are referred to as the “1% Exception”. All calculations and other determinations under this Section 11 shall be made by the Company and shall be made to the nearest 1/10,000th of a share.

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(k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Conversion Agent an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until the Conversion Agent shall have received such Officers’ Certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(l) For purposes of this Section 11 the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 12. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each, a “Reorganization Event”), each share of Series B-1 Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of the Holders and subject to Section 12(d) and Section 13(b), remain outstanding but shall become convertible into the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property that have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series B-1 Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series B-1

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Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 12(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock. For the avoidance of doubt, if any Reorganization Event constitutes a Change of Control, the provisions of Section 9 shall also apply.

(b) Successive Reorganization Events. The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 11 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by all the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than 30 days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 12.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B-1 Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 12 and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B-1 Preferred Stock into Capital Stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

Section 13. Voting Rights.

(a) General. Holders of shares of Series B-1 Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws. Each Holder shall be entitled to the number of votes with respect to the shares of Series B-1 Preferred Stock held by such Holder equal to

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(i) the largest number of whole shares of Common Stock into which all shares of Series B-1 Preferred Stock could be converted pursuant to Section 6(a) multiplied by (ii) (A) the number of shares of Series B-1 Preferred Stock held by such Holder divided by (B) the aggregate number of issued and outstanding shares of Series B-1 Preferred Stock, in each case at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters; provided, that to the extent the Series B-1 Preferred Stock held by the Casdin Parties would, in the aggregate, represent voting rights with respect to more than 19.9% of the Company’s outstanding Common Stock (including the Series B-1 Preferred Stock on an as-converted basis) (the “Voting Threshold”), the Casdin Parties shall not be permitted to exercise the voting rights with respect to any shares of Series B-1 Preferred Stock held by them in excess of the Voting Threshold and the Chief Financial Officer or the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, shall exercise the voting rights with respect to such shares of Series B-1 Preferred Stock in excess of the Voting Threshold in a Neutral Manner.

(b) Investor Consent Rights. In addition to, and not in limitation of, Section 13(a), the vote or written approval or election of the Holders of at least 60% of the shares of Series B Preferred Stock outstanding at such time, voting or providing such approval or election together as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action, to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock (other than Series B-2 Preferred Stock in connection with the Transactions) or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series B-1 Preferred Stock or Series B-2 Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

(ii) the declaration or payment of any dividend or distribution on any Capital Stock of the Company;

(iii) the purchase, redemption or other acquisition for consideration by the Company, directly or indirectly, of any Common Stock or other Junior Stock, except for (A) the “net” or “cashless” exercise of stock options or warrants, (B) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted stock units or other stock awards or (C) settlement in cash of restricted stock units or other stock-based awards, in each case of (A) through (C), in the ordinary course of business pursuant to an existing equity plan of the Company or any equity plan approved by the Board;

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(iv) any amendment or alteration (whether by merger, consolidation, operation of law or otherwise) to the rights, preferences, privileges or voting powers of the Series B-1 Preferred Stock or Series B-2 Preferred Stock; or

(v) any amendment, alteration or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series B-1 Preferred Stock.

(c) Director Consent Rights. For so long as the Casdin Preferred Percentage is equal to or greater than 7.5%, the vote or consent of at least a majority of the whole Board, including the Series B-1 Preferred Director, if such Series B-1 Director is then in office, either in writing without a meeting or by vote at any meeting, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) (A) any amendment, alteration, modification or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that increases the size of the Board above seven directors after the Original Issuance Date or (B) the authorization or adoption of any resolution that would have the effect of increasing the number of directors constituting the Board above seven directors;

(ii) the hiring, promotion, demotion or termination of the Chief Executive Officer (whether on an interim basis or otherwise) of the Company;

(iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with, or for the benefit of, any Related Person unless such transaction, agreement or arrangement has been approved by a majority of the disinterested directors of the Company; other than (A) employment or indemnification arrangements with directors (except in a manner that treats the Series B-1 Preferred Director materially differently from the other directors), officers or employees of the Company or any of its Subsidiaries and any benefit plans or employment benefits in the ordinary course of business, (B) routine non-compensatory employment matters such as invention assignment agreements in the ordinary course of business consistent with past practice, (C) transactions, agreements or arrangements involving less than $120,000 per year, (D) transactions, agreements or arrangements contemplated by the Casdin Purchase Agreement or the Viking Purchase Agreement, (E) transactions, agreements or arrangements approved by the Compensation Committee or the Nominating and Corporate Governance Committee of the Board in accordance with their charters as in effect as of the Original Issuance Date (or as may be amended from time to time by the Board (including the Series B-1 Preferred Director if such Series B-1 Director is then in office), (F) transactions pursuant to agreements already in effect (but excluding any modifications to such agreements) or (G) transactions, agreements or arrangements under the Company’s and its Subsidiaries’ benefit plans (including any assumed plans), including, without limitation, option exercises, vesting of restricted stock units, or otherwise, (1) the “net” or “cashless” exercise of stock options or warrants, (2) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted

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stock units or other stock awards or (3) settlement in cash of restricted stock units or other stock-based awards, in each case of (1) through (3), in the ordinary course of business pursuant to the Company’s and its Subsidiaries’ equity plans (including any assumed plans);

(iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company or any Subsidiary of the Company;

(v) any change in the principal business of the Company or entry by the Company into any material new line of business; or

(vi) for a period of three years after the Original Issuance Date (or such shorter period ending immediately when the Casdin Preferred Percentage is less than 7.5%), (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other Person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its Subsidiaries (in each case other than acquisitions or dispositions of inventory or equipment in the ordinary course of business and consistent with past practice) for consideration in excess of $50,000,000 in the aggregate in any six month period.

(d) Each Holder of Series B-1 Preferred Stock shall have one vote per share on any matter on which Holders of Series B-1 Preferred Stock are entitled to vote either (i) separately as a single class or (ii) together with Holders of the Series B-2 Preferred Stock as a single class, in each case whether at a meeting or by written approval or election, without giving effect to limitations associated with the Voting Threshold.

(e) The vote or written approval of the Holders of 75% of the shares of Series B-1 Preferred Stock outstanding at such time, voting together as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be sufficient to waive or amend the provisions of Section 9(h) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(h) approved by such percentage of the Holders shall be binding on all of the Holders.

(f) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws, to the fullest extent permitted by applicable law, the holders of Series B Preferred Stock shall have the exclusive approval, election and voting rights set forth in Section 13(b) and may effectuate such rights by delivering an approval, election or consent in writing or by electronic transmission of the requisite holders of the Series B Preferred Stock.

(g) On the acquisition of shares of Series B-1 Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to consent, approve or vote any shares of Series B-1 Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 13(a) with respect to any matters that must be voted in a Neutral Manner.

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Section 14. Series B-1 Preferred Director.

(a) For so long as the Casdin Preferred Percentage is equal to or greater than 7.5%, the Holders of a majority of the outstanding shares of Series B-1 Preferred Stock, voting separately as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold, shall be entitled, at each annual meeting of the stockholders of the Company or at any special meeting called for the purpose of electing directors, to nominate and elect one member of the Board (a “Series B-1 Preferred Director”). The Series B-1 Preferred Director shall not be subject to the classified board of directors provisions of Article V, Section 2 of the Certificate of Incorporation nor classified into Class I, Class II or Class III. The initial Series B-1 Preferred Director, designated by Casdin pursuant to Section 14(b), shall take office effective as of the Original Issuance Date. Each Series B-1 Preferred Director appointed or elected to the Board of Directors shall continue to hold office until the next annual meeting of the stockholders of the Company and until his or her successor is elected and qualified in accordance with this Section 14(a) and the Bylaws or until such individual’s earlier resignation, death or removal. A majority of the outstanding shares of the Series B-1 Preferred Stock, voting separately as a single class, at a meeting called for such purpose shall have the sole right to remove the Series B-1 Preferred Director. Any vacancy created by the removal, resignation or death of the Series B-1 Preferred Director may be filled by a majority of the directors in office from time to time, but shall solely be filled with the approval of the holders of a majority of the outstanding shares of the Series B-1 Preferred Stock, voting as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold.

(b) The initial Series B-1 Preferred Director shall be Eli Casdin, who shall serve until the 2022 annual meeting of the Company’s stockholders or such individual’s earlier resignation, death or removal.

(c) In accordance with the provisions of this Section 14, at each meeting of the Company’s stockholders at which the election of the Series B-1 Director is to be considered, the Board of Directors shall duly nominate the Series B-1 Preferred Director designated by the holders of a majority of the Series B-1 Preferred Stock for election to the Board of Directors by the holders of the Series B-1 Preferred Stock, subject to the terms and conditions of the Casdin Purchase Agreement.

(d) Without prejudice to the rights of Casdin pursuant to the Casdin Purchase Agreement, after the Original Issuance Date, and subject to applicable Law and the listing standards of Relevant Exchange, the Series B-1 Preferred Director shall be offered the opportunity, with respect to each standing committee of the Board, at Casdin’s option, to sit on such committee. If the Series B-1 Preferred Director fails to satisfy the applicable qualifications under Law or stock exchange listing standard to sit on any committee of the Board, then the Board shall offer such Series B-1 Preferred Director the opportunity to attend (but not vote at) the meetings of such committee as an observer.

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(e) The Series B-1 Preferred Director shall be entitled to receive similar compensation, benefits, reimbursement (including of reasonable travel expenses), indemnification and insurance coverage for his or her service as director as the other non-employee directors of the Company. For so long as the Company maintains directors and officers liability insurance, the Company shall include the Series B-1 Preferred Director as an “insured” for all purposes under such insurance policy for so long as the Series B-1 Preferred Director is a director of the Company and for the same period as for other former directors of the Company when the Series B-1 Preferred Director ceases to be a director of the Company.

Section 15. Term. Except as expressly provided in this Certificate of Designations, the shares of Series B-1 Preferred Stock shall not be redeemable or otherwise mature and the term of the Series B-1 Preferred Stock shall be perpetual.

Section 16. No Sinking Fund. Shares of Series B-1 Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

Section 17. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series B-1 Preferred Stock shall be [Computershare Trust Company, N.A.] The Company may appoint any other Person reasonably satisfactory to the Holders to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series B-1 Preferred Stock and thereafter may remove or replace such other Person at any time, subject to the appointment of a replacement reasonably satisfactory to the Holders. On any such appointment or removal, the Company shall send notice thereof to the Holders.

Section 18. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series B-1 Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense on surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense on delivery to the Company and the Transfer Agent of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any reasonable indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series B-1 Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series B-1 Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series B-1 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-1 Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, on receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver certificates representing the shares of Common Stock issuable on conversion of such shares of Series B-1 Preferred Stock formerly evidenced by the physical certificate.

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Section 19. Taxes.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the relevant Holder whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts shall be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar Taxes due on the issuance of shares of Series B-1 Preferred Stock or the issuance of shares of Common Stock on conversion of Series B-1 Preferred Stock pursuant hereto. However, in the case of conversion of Series B-1 Preferred Stock, the Company shall not be required to pay any such Tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B-1 Preferred Stock or Common Stock to a Beneficial Owner other than the initial Beneficial Owner of Series B-1 Preferred Stock (“Third Party Transfer Taxes”), and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such Tax or has established, to the reasonable satisfaction of the Company, that such Tax has been paid or is not payable.

(c) Tax Treatment. It is intended that (i) the Series B-1 Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, no difference between the purchase price paid for the Series B-1 Preferred Stock and the Liquidation Preference thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (A) a change in relevant law or official guidance from a Taxing authority occurring after the Original Issuance Date, (B) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-1 Preferred Stock (from and after the effective date of such regulations), (C) an amendment to the terms of this Certificate of Designations or (D) a “determination” within the meaning of section 1313(a) of the Code.

Section 20. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given on the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, or the date of such delivery, if delivered by electronic mail (provided that no bounceback or similar

34

“undeliverable” message is received by such sender), addressed: (a) if to the Company, to its office at Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080 (Attention: General Counsel) (or such e-mail address as specified by the Company, in the case of delivery by electronic mail), (b) if to any Holder, to such Holder at the address (or email address, in the case of delivery by electronic mail) of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (c) to such other address (or email address, in the case of delivery by electronic mail) as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

Section 21. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date and the number of shares of Series B-1 Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

Section 22. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series B-1 Preferred Stock granted hereunder may be waived as to all shares of Series B-1 Preferred Stock (and the Holders thereof) on the vote or written approval or election of the Holders of a majority of the shares of Series B-1 Preferred Stock then outstanding and, for the avoidance of doubt, without giving effect to limitations associated with the Voting Threshold.

Section 23. Severability. If any term of the Series B-1 Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term shall, nevertheless, remain in full force and effect, and no term herein set forth shall be deemed dependent on any other such term unless so expressed herein.

Section 24. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Casdin Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Casdin Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless, in the case of any such person who is a director or officer of the Company, such

35

business opportunity is expressly offered to such director or officer in his or her capacity as a director or officer of the Company. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 24. Neither the alteration, amendment or repeal of this Section 24, nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 24, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 24 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 24, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 24 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 24 (including, without limitation, each portion of any paragraph of this Section 24 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 24 (including, without limitation, each such portion of any paragraph of this Section 24 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 24 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [___] day of [___], 2022.

STANDARD BIOTOOLS INC.

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series B-1 Convertible Preferred Stock, par value $0.001, of Standard BioTools Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B-1 Convertible Preferred Stock, par value $0.001 per share (the “Series B-1 Preferred Stock”), of Standard BioTools Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Number of shares of Series B-1 Preferred Stock to be converted:

Share certificate no(s). of Series B-1 Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series B-1 Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

ANNEX C

SERIES B-2 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

by and between

FLUIDIGM CORPORATION,

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP

and

VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP

Dated as of January 23, 2022

i

3.22	Compliance with Healthcare Laws and Regulations	41

3.23	Legal Proceedings; Orders	42

3.24	Insurance	42

3.25	Related Party Transactions	42

3.26	Brokers	43

3.27	Other Agreements	43

3.28	Investment Company Status	43

3.29	Sale of Securities	43

3.30	No Rights Agreement; Anti-Takeover Provisions	43

3.31	Registration Rights	43

3.32	Exclusivity of Representations and Warranties	44

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER		44

4.1	Organization; Good Standing	44

4.2	Corporate Power; Enforceability	45

4.3	Non-Contravention	45

4.4	Requisite Governmental Approvals	45

4.5	Legal Proceedings; Orders	46

4.6	Ownership of Company Common Stock	46

4.7	Brokers	46

4.8	Sufficient Funds	46

4.9	Unregistered Securities	46

4.10	Stockholder and Management Arrangements	48

4.11	Exclusivity of Representations and Warranties	48

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		49

5.1	Affirmative Obligations	49

5.2	Forbearance Covenants	49

5.3	No Solicitation	51

5.4	No Control of the Other Party’s Business	53

ARTICLE VI ADDITIONAL COVENANTS		54

6.1	Required Action and Forbearance; Efforts	54

6.2	Antitrust Filings	54

6.3	Proxy Statement	56

6.4	Company Stockholder Meeting	57

6.5	Anti-Takeover Laws	58

6.6	Use of Proceeds	59

6.7	Access	59

6.8	Information Rights	59

6.9	Notification of Certain Matters	60

6.10	Public Statements and Disclosure	61

6.11	Transaction Litigation	61

6.12	Listing of Shares	61

6.13	Certain Governance and Other Matters	61

6.14	No Inconsistent Agreements	62

6.15	Transfer Restrictions	62

6.16	Pre-Emptive Rights	63

6.17	Standstill	65

6.18	Voting Threshold	66

ARTICLE VII CONDITIONS TO THE VIKING TRANSACTION		67

7.1	Conditions to Each Party’s Obligations to Effect the Viking Transaction	67

7.2	Conditions to the Obligations of Purchaser to Effect the Viking Transaction	67

7.3	Conditions to the Company’s Obligations to Effect the Viking Transaction	69

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER		70

8.1	Termination	70

8.2	Manner and Notice of Termination; Effect of Termination	71

8.3	Fees and Expenses	72

8.4	Amendment	74

8.5	Extension; Waiver	74

ARTICLE IX GENERAL PROVISIONS		75

9.1	Notices	75

9.2	Tax Matters	76

9.3	Assignment	77

9.4	Entire Agreement	77

9.5	Survival	77

9.6	Third Party Beneficiaries	78

9.7	Severability	78

9.8	Remedies	78

9.9	Governing Law	79

9.10	Consent to Jurisdiction	79

9.11	WAIVER OF JURY TRIAL	80
9.12	No Recourse	80
9.13	Company Disclosure Letter References	81
9.14	Counterparts	81

EXHIBITS

Exhibit A	Form of Certificate of Designations

SERIES B-2 CONVERTIBLE PREFERRED STOCK

PURCHASE AGREEMENT

This SERIES B-2 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 23, 2022 by and between Fluidigm Corporation, a Delaware corporation (the “Company”), Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership (“VGO Illiquid Investments”) and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership (“VGO Drawdown” and, together with VGO Illiquid Investments, “Purchaser”). Purchaser and the Company are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article I.

RECITALS

A. (i) The Company desires to issue and sell to VGO Illiquid Investments, and VGO Illiquid Investments desires to purchase from the Company, 75,375 shares of the Series B-2 Preferred Stock and (ii) the Company desires to issue and sell to VGO Drawdown, and VGO Drawdown desires to purchase from the Company, 37,125 shares of the Series B-2 Preferred Stock, in each case on the terms and subject to the conditions set forth in this Agreement (the “Viking Transaction”).

B. The Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolved to recommend that the Company Stockholders approve the Transactions and adopt the Certificate of Amendment and (iv) directed that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval.

C. Purchaser has obtained all entity approvals necessary for its entry into this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including the Transactions, on the terms and subject to the conditions set forth herein and therein.

D. On the date of this Agreement, the Company and Purchaser have entered into a loan agreement (the “Loan Agreement”) pursuant to which Purchaser has loaned to the Company an aggregate original principal amount of $12,500,000.

E. On the date of this Agreement, the Company and Purchaser have entered into a registration rights agreement (the “Registration Rights Agreement”).

F. The Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Viking Transaction and (ii) prescribe certain conditions with respect to the consummation of the Viking Transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of this Agreement, the following terms have the following respective meanings:

“Acquired Shares” means, collectively, the Purchased Shares and the Converted Shares.

“Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Purchaser pursuant to this Agreement or the Casdin Purchaser pursuant to the Casdin Purchase Agreement) to engage in an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Viking Transaction or the Casdin Transaction) involving:

(a) any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such purchase or other acquisition, including such tender or exchange offer;

(b) any direct or indirect purchase, lease, exchange, transfer, license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of 10% or more of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such transaction); or

(c) any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, extraordinary dividend or distribution, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d)

of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own shares of Company Common Stock and/or securities convertible into or exchangeable for shares of Company Common Stock representing, collectively, 10% or more of the outstanding Company Common Stock (on an as-converted basis, if applicable), after giving effect to the consummation of such transaction; provided, that none of the matters set forth on Section 5.2(e) of the Company Disclosure Letter shall constitute an Acquisition Transaction.

“Activist Investor” means, as of the date of determination, a Person (other than the Purchaser or its Affiliates) (a) that has, directly or indirectly through its Affiliates, been identified on any “SharkWatch 50” list (or any successor list) published within the three years prior to such date of determination or (b) is listed on Section 1.1(a) of the Company Disclosure Letter.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that none of the Company, Purchaser or the Casdin Purchaser shall be deemed to be Affiliates of one another. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise.

“Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Viking Transaction.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2020 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2020.

“beneficially own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “beneficial ownership” and “beneficial owner” shall have correlative meanings.

“Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York or San Francisco, California.

“Casdin Parties” has the meaning given to the term “Purchaser Parties” by the Casdin Purchase Agreement.

“Casdin Purchaser” means, collectively, Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership.

“Casdin Purchase Agreement” means that certain Series B-1 Convertible Preferred Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Casdin Purchaser.

“Casdin Transaction” means the issuance of and sale of Series B-1 Preferred Stock to Casdin Purchaser on the terms and subject to the conditions set forth in the Casdin Purchase Agreement.

“Certificate of Amendment” means an amendment to the Eighth Amended and Restated Certificate of Incorporation of the Company to (a) increase the number of authorized shares and (b) change the name of the Company to “Standard BioTools Inc.” (in each case, effective as of the Closing), in a form reasonably satisfactory to the Company and Purchaser.

“Certificate of Designations” means the Certificate of Designations of the Series B-2 Preferred Stock, substantially in the form attached to this Agreement as Exhibit A.

“Code” means the Internal Revenue Code of 1986.

“Company Board” means the Board of Directors of the Company.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company ESPP” means the Fluidigm 2017 Employee Stock Purchase Plan, as amended and restated.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7 and Section 3.26.

“Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that, none of the following shall be deemed to be or constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur (subject to the limitations set forth below):

(a) changes in general economic conditions, or changes in conditions in the global or national economy generally;

(b) changes in conditions in the financial markets, credit markets or capital markets, including (i) changes in interest rates or credit ratings; (ii) changes in exchange rates for the currencies of any country; or (iii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(c) changes in conditions in the industry in which the Company and its Subsidiaries operate;

(d) changes in regulatory, legislative or political conditions;

(e) any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics, pandemics, disease outbreaks (including COVID-19 and responses to COVID-19), civil unrest or other force majeure events (including any escalation or general worsening thereof);

(f) any change, event, effect, occurrence or circumstance resulting from the announcement of this Agreement or the pendency of the Casdin Transaction or the Viking Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, licensees, licensors, lenders, business partners, employees, prospective employees, regulators, vendors or any other third Person (provided, that this clause (f) shall not apply to any representation or warranty contained in this Agreement or the Casdin Purchase Agreement to the extent that such representation or warranty expressly addresses consequences resulting from the announcement or execution of this Agreement or the consummation or pendency of the Casdin Transaction or the Viking Transaction);

(g) changes in GAAP or other accounting standards or in any applicable Laws (or the authoritative interpretation of any of the foregoing);

(h) any action taken or refrained from being taken by the Company (i) as expressly required by this Agreement or (ii) that Purchaser has expressly approved, consented to or requested, in each case in writing following the date of this Agreement;

(i) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(j) any failure, in and of itself, by the Company and its Subsidiaries to meet (i) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period; or (ii) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(k) any breach by Purchaser of this Agreement; and

(l) any Transaction Litigation brought by any Company Stockholder against the Company, any of its executive officers or other employees or any member of the Company Board, arising from or relating to the Transactions or allegations of any breach of fiduciary duty related to the Transactions;

except, in each case of clauses (a), (b), (c), (d), (e), and (g), to the extent that such change, event, effect, occurrence or circumstance has had a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other companies in the industry in which the Company and its Subsidiaries operate, in which case the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

“Company Notes” means the Company’s 2.75% Exchange Convertible Senior Notes due 2034 and the Company’s 5.25% Convertible Senior Notes due 2024.

“Company Options” means any options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Related Parties” means (a) the Company, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of its and their respective Affiliates.

“Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Software” means all proprietary Software owned or purported to be owned by the Company or any of its Subsidiaries as of the date of this Agreement.

“Company Source Code” means Source Code to Company Software.

“Company Stock Plans” means the 2009 Equity Incentive Plan of Fluidigm, as amended, the Fluidigm 2011 Equity Incentive Plan, as amended effective May 25, 2021, the DVS Sciences Inc. 2010 Equity Incentive Plan, as amended, the Fluidigm 2017 Inducement Award Plan, as amended, the Company ESPP and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

“Company Stockholders” means the holders of shares of Company Common Stock.

“Company Systems” means all Software, computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

“Competitor” means the Persons set forth on Section 1.1(b) of the Company Disclosure Letter.

“Confidentiality Agreement” means the Confidentiality Agreement, between the Company and Viking Global Investors LP, dated as of January 7, 2022

“Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other instrument, commitment, understanding, undertaking or agreement.

“Converted Shares” means a number of shares of Series B-2 Preferred Stock equal to (a) (i) the Conversion Amount (as defined in the Loan Agreement), in each case as of the Closing, divided by (ii) $1,000 multiplied by (b) (i) $3.40 divided by (ii) $2.84, rounded up to the nearest integer, into which the Conversion Amount shall be converted pursuant to the terms of this Agreement and thereof.

“COVID-19” means SARS-CoV-2 and its disease commonly known as COVID-19, and any evolutions or additional strains, variations or mutations thereof or any related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or other mandatory directive imposed by applicable Law, order, writ, injunction, judgment or decree in connection with or in response to COVID-19.

“Data” means, collectively, data, databases, data repositories, data lakes and collections of data.

“Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries: (a) the Company’s and its Subsidiaries’ own written rules, policies and procedures; (b) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679, and the ePrivacy Directive 2002/58/EC); (c) applicable industry standards with which the Company or any of its Subsidiaries operates (including, as applicable, the Payment Card Industry Data Security Standard); and (d) Contracts into which the Company or any of its Subsidiaries has entered or by which it is otherwise bound.

“DOJ” means the United States Department of Justice or any successor thereto.

“Employee Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, termination, garden leave, pay in lieu, gross-up, pension, profit-sharing, savings, retirement, death benefit, group insurance, hospitalization, medical, dental, life, employee loan, restrictive covenant, relocation, clawback, fringe benefit, cafeteria, disability, consulting, change in control, employment, compensation, incentive, bonus, retention, stock option, restricted stock, restricted or deferred stock unit, stock purchase, phantom stock or other equity or equity-based compensation (including the Company Stock Plans and all outstanding awards granted thereunder), deferred compensation or other benefit or compensation plan, program, arrangement, or policy, whether written or oral, formal or informal, that is sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former director, officer, independent contractor, or employee of the Company or any Subsidiary or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation, including on account of an ERISA Affiliate.

“Environmental Law” means any Law enacted or in effect on or prior to the Closing Date relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment or natural resources (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to the production, distribution, marketing, labeling, registration, notification, packaging, import, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of, or exposure to, any Hazardous Materials, or the investigation, clean-up or remediation thereof.

“Environmental Permits” means any Governmental Authorizations required under Environmental Laws.

“Equity Securities” means any equity securities of the Company or any of its Subsidiaries, or securities convertible into or exercisable or exchangeable for equity securities of the Company or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Securities” means any securities of the Company issued or issuable (a) on the exercise, exchange or conversion of any (i) New Securities issued to Purchaser in accordance with this Agreement, (ii) New Securities issued to the Casdin Purchaser in accordance with the Casdin Purchase Agreement, (iii) New Securities issued to Purchaser upon conversion of the Loan Agreement; or (iv) New Securities issued to the Casdin Purchaser upon conversion of the Loan Agreement (as defined in the Casdin Purchase Agreement), (b) to directors, officers, employees or consultants of the Company pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Company Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Company Board, or a committee thereof, including the

Company Stock Plans or other compensatory arrangements, (c) on conversion of the Series B Preferred Stock or the Company Notes in accordance with the terms thereof, (d) as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (e) in connection with any stockholder rights plan approved by the Company Board, (f) pursuant to any dividend, split, combination or other reclassification, (g) upon the exercise, exchange or conversion of options, convertible notes, warrants, or other derivative securities of the Company or any Subsidiary, (h) as part of an exchange, refinancing or similar transaction with respect to any debt or convertible-debt securities of the Company or any Subsidiary of the Company outstanding on the date of this Agreement, including any securities issued upon conversion of such securities, if approved by the Company Board, including the Series B-1 Preferred Director and Series B-2 Preferred Director if such directors are then in office, (i) of a Subsidiary of the Company issued to the Company or a Subsidiary of the Company or (j) under (i) this Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 hereof), (ii) the Casdin Purchase Agreement (for the avoidance of doubt, other than pursuant to Section 6.16 thereof), (iii) the Loan Agreement or (iv) the Loan Agreement, dated as of the date of this Agreement, between the Company and Casdin Purchaser.

“FTC” means the United States Federal Trade Commission or any successor thereto.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Government Official” means any (a) official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, (b) political party or party official or candidate for political office or (c) company, business, enterprise or other entity owned, in whole or in part, or controlled by any person described in the foregoing clause (a) or (b) of this definition.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Governmental Authorization” means any authorizations, approvals, licenses, sub-licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

“Hazardous Materials” means any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss that results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (a) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (b) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (c) trademarks, service marks, internet domain names, corporate names, trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (d) rights in Trade Secrets; (e) rights in Software; and (f) intellectual property and proprietary rights in Data.

“Intervening Event” means any change, event, effect, occurrence or circumstance (other than any change, event, effect, occurrence or circumstance resulting from a breach of this Agreement by the Company), in each case that (a) is not known or reasonably foreseeable by the Company Board as of the date hereof and (b) does not relate to any Acquisition Proposal, Purchaser or the Casdin Purchaser; provided, that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (i) the fact that the Company and its Subsidiaries meet or exceed (A) any public estimates or expectations for the Company’s revenue, earnings or other financial performance or results of operations for any period or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (ii) changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); (iii) changes in the Company’s credit ratings; (iv) the taking of any action required or expressly contemplated by this Agreement; (v) any change, event, effect, occurrence or circumstance relating to Purchaser, the Casdin Purchaser or any of their respective Affiliates; or (vi) changes in conditions generally affecting the industry in which the Company and its Subsidiaries operate.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the individuals set forth on Section 1.1(c)(i) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have actual knowledge of the matter in question.

“Labor Laws” means all Laws relating to labor and employment, including but not limited to, all Law relating to employment and independent contractor practices, wages, equal employment opportunity, affirmative action and other hiring practices, immigration (including the completion of I-9s for all employees and the proper confirmation of employee visas), workers’ compensation, unemployment, the payment of social security and other employment-related taxes, employment standards, employment of minors, occupational health and safety, labor relations, unions, withholdings, payment of wages and overtime, meal and rest periods, workplace safety, employee benefits, pay equity, employee and worker classification (including the classification of independent contractors and exempt and non-exempt employees), leaves of absence, family and medical leave, civil rights, retaliation, discrimination, sexual or other workplace harassment, the WARN Act, the National Labor Relations Act, the Labor Management Relations Act, the Occupational Safety and Health Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Fair Labor Standards Act, the Equal Pay Act, the Rehabilitation Act, the Employee Retirement Income Security Act, the Uniform Services Employment and Reemployment Rights Act, the Genetic Information Nondiscrimination Act, 42 U.S.C. §§ 1981, 1983, 1985 and 1986, the Sarbanes-Oxley Act and the Immigration Reform and Control Act, or any similar state, local or foreign Law.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, determination, judgment, injunction, rule, regulation, ruling, award or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries (other than an Employee Plan) that are currently in effect:

(a) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(b) any Contract under which the Company or any of its Subsidiaries has been granted a license under any third Person’s Intellectual Property, other than (i) non-disclosure agreements; (ii) non-exclusive licenses or related services Contracts for commercially available software, technology or Intellectual Property; (iii) Open Source Licenses; (iv) Contracts with employees or independent contractors for the assignment of, or license to, any Intellectual Property; and (v) licenses authorizing limited use of brand materials, feedback, or other Intellectual Property that are incidental to the primary purpose of the Contract;

(c) any Contract under which the Company or any of its Subsidiaries has licensed any material Company Owned IP to a third Person, other than (i) any non-disclosure agreements; (ii) Contracts with end users and other customers (including resellers, distributors, co-marketers and co-promoters), or with potential end users and other customers (including potential resellers and distributors), to the extent granting licenses in connection with the evaluation, provision, sale, resale, license, distribution, support or maintenance of a Company Product; (iii) Contracts with consultants, contractors and vendors (including manufacturers, suppliers and contract research organizations) to the extent granting licenses in connection with the counterparty’s provision of products or services to or for the Company or any of its Subsidiaries; (iv) original equipment manufacturer agreements and/or collaboration agreements involving the development or commercialization of Company and/or third-party products or services, including licenses that are incidental to the conduct of development activities for such products or services, the supply of such products and services (whether for testing or commercialization), or the co-marketing or co-promotion of such products or services; and (v) other licenses entered in the ordinary course of business;

(d) any Contract (i) containing any covenant limiting in any material respect the right of the Company or any of its Subsidiaries to engage in or compete with any Person in any line of business that is material to the Company and its Subsidiaries, taken as a whole or (ii) containing any “minimum requirement,” “most favored nation” or “exclusivity” provisions that limit in any material respect the freedom or right of the Company or any of its Subsidiaries to sell, distribute or manufacture any products or services or any technology or other assets to or for any other Person;

(e) any Contract with respect to the future issuance of Company Securities (other than this Agreement, the Casdin Purchase Agreement, the Company Stock Plans or the awards made or that the Company agreed to make thereunder);

(f) any Contract entered into within the five year period prior to the date of this Agreement (i) relating to a disposition or acquisition of assets by the Company or any of its Subsidiaries other than dispositions or acquisitions of products or services in the ordinary course of business or solely among the Company and its Subsidiaries or (ii) pursuant to which the Company or any of its Subsidiaries will acquire after the date of this Agreement any material ownership interest in any other Person or other business enterprise other than any existing Subsidiary of the Company;

(g) any letter of credit in excess of $1,000,000, or any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts (other than letters of credit) relating to indebtedness, including the borrowing of money or extension of credit, in each case in excess of $1,000,000 other than (i) accounts receivables and payables incurred in the ordinary course of business; (ii) loans to Subsidiaries of the Company in the ordinary course of business; (iii) intercompany loans, receivables and payables among the Company and its Subsidiaries; and (iv) extensions of credit to customers in the ordinary course of business and (v) pursuant to the SVB Loan Agreement or the Company Notes;

(h) any Contract providing for indemnification of any officer, director or employee by the Company or any of its Subsidiaries;

(i) any material joint venture, partnership or similar arrangement;

(j) any Contract (other than purchase orders in the ordinary course of business that are terminable or cancelable without penalty on 90 days’ notice or less) under which the Company or any of its Subsidiaries is a purchaser of goods and services which, pursuant to the terms thereof, requires payments by the Company or any of its Subsidiaries in excess of $1,000,000 within any 12-month period;

(k) any Collective Bargaining Agreement;

(l) any Contract that is a settlement, conciliation or similar agreement with any Governmental Authority or Person pursuant to which the Company or a Subsidiary will have any material outstanding obligation after the date of this Agreement;

(m) any agreement to purchase Real Property or any interest therein;

(n) any Lease;

(o) any master services agreement and other Contracts (other than purchase orders, service orders, statements of work, invoices, sales orders, bills, shipping orders, credit memos, sales receipts, proposals or other similar items) with the top ten customers and top ten suppliers of the Company and its Subsidiaries, taken as a whole, by revenue or cost (as applicable) for the 12 months ended September 30, 2021;

(p) any agreement under which a broker, finder or similar fee commission, or other like payment is payable;

(q) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Person that, to the Knowledge of the Company, beneficially owns five percent or more of the outstanding shares of Company Common Stock or outstanding shares of common stock of any of any of the Company’s Subsidiaries, on the other hand;

(r) any Contracts with any current director or executive officer of the Company, with the exception of any confidentiality or invention assignment agreement on the Company’s standard for, which standard form has been made available to Purchaser; and

(s) any employment or consulting Contract with any individual service provider of the Company or any of its Subsidiaries that (i) provides for annual base compensation in excess of $250,000, and (ii) (A) provides for the payment or accelerated vesting of any compensation or benefits in connection with the consummation of the transactions contemplated by this Agreement or (B) otherwise restricts the Company’s or its Subsidiaries ability to terminate the employment or engagement of such service provider at any time for any reason or no reason without more than 30 days’ prior notice and without penalty or liability.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

“Open Source Software” means any Software licensed under terms meeting the definition of “Open Source” promulgated by the Open Source Initiative, available online at http://www.opensource.org/osd.html (any such license, an “Open Source License”).

“Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

“Permitted Liens” means any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (b) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (c) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (d) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (e) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Real Property or the operation of the business of the Company and its Subsidiaries thereon; (f) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; (g) Liens granted pursuant to the SVB Loan Agreement and the Loan Documents (as defined in the SVB Loan Agreement); and (h) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means any Data that is defined as “personal data,” “personal information,” “personally identifiable information,” or any comparable term under applicable Laws, and any Data that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, household, or device, or is about or from an individual, household, or device, or constitutes name, address, phone number, email address, financial account number, payment card data, government issued identifier, and health or medical information.

“Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

“Purchased Shares” means, collectively, the PGEF II Purchased Share and the PMF Purchased Shares.

“Purchaser Fundamental Representations” means the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3(a) and Section 4.7.

“Purchaser Parties” means, collectively, Purchaser and each Permitted Transferee of Purchaser to whom shares of Series B-2 Preferred Stock or Company Common Stock are Transferred pursuant to Section 6.15(b).

“Purchaser Preferred Percentage” means, as of any time, (a) the number of shares of Company Common Stock beneficially owned by the Purchaser Parties divided by (b) the total number of shares of Company Common Stock issued and outstanding, in each case as of such time and determined on an as-converted basis (in each case, without giving effect to any limitations on conversion in the Certificate of Designations).

“Purchaser Related Parties” means (a) Purchaser, its Subsidiaries and each of its and their respective Affiliates and (b) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of Purchaser, its Subsidiaries and its and their respective Affiliates.

“Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

“Registered Intellectual Property” means Intellectual Property that has been registered, filed or issued under the authority of, with or by any Governmental Authority, or other public or quasi-public legal authority, including (a) Patents and Patent applications (including provisional applications); (b) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (c) registered Copyrights and applications for Copyright registration.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Securities Act” means the Securities Act of 1933.

“Security Incident” means any actual or reasonably suspected successful (a) security breach, denial of service, phishing attack, or ransomware and malware attack on the Company Systems or (b) unauthorized access to, or collection, use, Processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

“Sensitive Information” means, in any form or medium, any (a) Trade Secrets or other material confidential information, (b) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (c) information protected by Law and (d) Personal Information, in each case of (a) – (d), in the Company’s or any of its Subsidiaries’ possession or control or Processed on their behalf.

“Series B-1 Preferred Director” has the meaning set forth in the Certificate of Designations of Rights, Preferences and Privileges of Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company.

“Series B-2 Preferred Director” has the meaning set forth in the Certificate of Designations

“Series B-2 Preferred Stock” means the Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company, the terms of which will be set forth in the Certificate of Designations.

“Series B Preferred Stock” means, collectively, the Series B-2 Preferred Stock and the Series B-1 Preferred Stock (as defined in the Casdin Purchase Agreement).

“Share Price” means $1,000 per share.

“Software” means, in any form or medium, any and all software and computer programs, source code, object code, software implementations of algorithms, models and methodologies, firmware, application programming interfaces, descriptions, schematics, specifications, flow charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, and manuals related to any of the foregoing.

“Source Code” means uncompiled human readable source code underlying any computer software program written in a language designed to be compiled prior to execution, and excluding human readable source code written in languages traditionally distributed in source code form and designed to run on an interpreted basis (e.g. HTML, Javascript, Perl, PHP, and the like).

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“SVB Loan Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trade Secrets” means, collectively, trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, source code, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints.

“Transactions” means, collectively, the Casdin Transaction and the Viking Transaction.

“Transaction Documents” means this Agreement, the Casdin Purchase Agreement, the Company Disclosure Letter, the Loan Agreement, the Certificate of Designations and the Registration Rights Agreement.

“Transaction Litigation” means any Legal Proceeding commenced against a Party, any of its Subsidiaries or Affiliates, any of their respective directors or officers, or otherwise relating to, involving or affecting such Persons, in each case in connection with, arising from or otherwise relating to the Casdin Transaction, the Viking Transaction or any other transaction contemplated by this Agreement or the Transaction Documents, other than any Legal Proceedings among the Parties related to this Agreement or the other Transaction Documents.

“Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

“Underlying Shares” means the shares of Company Common Stock issuable on conversion of the Acquired Shares in accordance with the Certificate of Designations.

“VGO Drawdown Purchase Price” means $37,125,000, which amount is calculated by multiplying the number of VGO Drawdown Purchased Shares by the Share Price.

“VGO Drawdown Purchased Shares” means 37,125 shares of Series B-2 Preferred Stock to be purchased by VGO Drawdown pursuant to the terms of this Agreement. VGO Illiquid Investments

“VGO Illiquid Investments Purchase Price” means $75,375,000, which amount is calculated by multiplying the number of VGO Illiquid Investments Purchased Shares by the Share Price.

“VGO Illiquid Investments Purchased Shares” means 75,375 shares of Series B-2 Preferred Stock to be purchased by VGO Illiquid Investments pursuant to the terms of this Agreement.

“Voting Stock” means (a) with respect to the Company, the Company Common Stock, the Series B Preferred Stock and any other capital stock of the Company having the right to vote generally in any election of directors of the Company Board and (b) with respect to any other Person, all equity of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, and the regulations promulgated thereunder and any similar state, local or foreign Law.

“Willful Breach” means a material breach of this Agreement that is the result of a willful or intentional act or failure to act where the breaching party knows, or should reasonably be expected to have known, that the taking of such act or failure to act would result, or would reasonably be expected to result, in a material breach of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Acquisition Termination Fee	8.3(b)(iv)
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
BIS	3.21(b)
Bylaws	3.1
Capitalization Date	3.7(a)(i)
Change of Recommendation Termination Fee	8.3(b)(iii)
Charter	3.1
Chosen Courts	9.10
Closing	2.2
Closing Date	2.2

Collective Bargaining Agreement	3.19(a)
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(b)
Company Breach Notice Period	8.1(e)
Company Disclosure Letter	Article III
Company Intellectual Property	3.16(b)
Company Owned IP	3.16(b)
Company Preferred Stock	3.7(a)(i)
Company Product	3.22(a)
Company SEC Reports	3.9
Company Securities	3.7(c)
Company Stockholder Meeting	6.4(a)
Contracting Parties	9.12
DGCL	3.1
Electronic Delivery	9.14
Expense Reimbursement	8.3(b)(i)
FDA	3.22(a)
Foreign Benefit Plan	3.18(i)
Fully Participating Parties	6.16(a)
Healthcare Authorities	3.22(a)
Lease	3.14(b)
Leased Real Property	3.14(b)
Loan Agreement	Recitals
Lock-Up Shares	6.15(a)
New Securities	6.16(a)
Nonparty Affiliates	9.12
OFAC	3.21(b)
Offer Notice	6.16(b)
Offeree	6.16(a)
Participating Parties	6.16(a)
Parties	Preamble
Party	Preamble
Permitted Transferees	6.15(b)(ii)
Preemptive Percentage	6.16(a)
Proxy Statement	6.3(a)
Purchaser	Preamble
Purchaser Breach Notice Period	8.1(g)
Recall	3.22(b)
Registration Rights Agreement	Recitals
Representatives	5.3(a)
Requisite Stockholder Approval	3.4(a)
Series B-2 Conversion	6.2(a)
Termination Date	8.1(c)
Trade Laws	3.21(b)
Transfer	6.15(a)
VGO Drawdown	Preamble
VGO Illiquid Investments	Preamble
Viking Transaction	Recitals

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” shall be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person.

(i) A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law shall be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract shall be deemed to refer to such Contract as of such date.

(k) All accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) The measure of a period of one month or year for purposes of this Agreement shall be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured shall be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the Party drafting such agreement or document.

(o) No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party shall affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p) The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of Contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q) The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r) Documents or other information or materials shall be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted and made available to Purchaser in the virtual data room maintained by the Company and hosted by Datasite, (ii) delivered or provided to Purchaser or its Affiliates or Representatives in connection with the Viking Transaction or (iii) filed or furnished by the Company with, and available through, the SEC’s Electronic Data Gathering and Retrieval System, in each of clauses (ii) and (iii), at least two Business Days prior to the date hereof, and with respect to clause (i), at least 3 hours before the execution of this Agreement by the Parties.

(s) All references to “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice,” subject, however, to such commercially reasonable actions as are reasonably necessary given changing economics and other conditions, circumstances or events relating to or arising from the COVID-19 pandemic.

(t) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

AGREEMENT TO SELL AND PURCHASE; CONVERSION

2.1 Sale and Purchase; Conversion of Conversion Amount. Subject to the terms and conditions hereof, at the Closing, (a) (i) the Company shall issue and sell to VGO Illiquid Investments, and VGO Illiquid Investments shall purchase from the Company, the VGO Illiquid Investments Purchased Shares in exchange for payment by VGO Illiquid Investments to the Company of the VGO Illiquid Investments Purchase Price and (ii) the Company shall issue and sell to VGO Drawdown, and VGO Drawdown shall purchase from the Company, the VGO Drawdown Purchased Shares in exchange for payment by VGO Drawdown to the Company of the VGO Drawdown Purchase Price and (b) the Conversion Amount (as defined in the Loan Agreement) shall be converted into the Converted Shares.

2.2 The Closing. The consummation of the Viking Transaction shall take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, on the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.3 Adjustments. Without limiting or affecting any of the provisions of Section 5.2, if between the date of this Agreement and the Closing Date the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Share Price, VGO Drawdown Purchase Price, VGO Illiquid Investments Purchase Price and Acquired Shares to be delivered pursuant to this Article II shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

2.4 Independent Nature of Purchaser’s Obligations and Rights. The obligations of Purchaser under this Agreement are several and not joint with the obligations of the Casdin Purchaser, and Purchaser shall not be responsible in any way for the performance of the obligations of the Casdin Purchaser under the Casdin Purchase Agreement. Nothing contained herein, and no action taken by Purchaser pursuant hereto or the Casdin Purchaser pursuant to the Casdin Purchase Agreement, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among Purchaser and the Casdin Purchaser, or create a presumption that Purchaser and the Casdin Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Casdin Purchase Agreement. Purchaser shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Casdin Purchaser to be joined as an additional party in any proceeding for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2019 and at least two Business Days prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” or set forth in any “forward-looking statements” disclaimer, and any other non-specific or non-precise cautionary, predictive or forward-looking language contained or referenced therein) or (b) subject to the terms of Section 9.13, as set forth in the disclosure letter delivered by the Company to Purchaser on the date of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Purchaser as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws in any material respect.

3.2 Corporate Power; Enforceability.

(a) Subject to the filing of the Certificate of Amendment with the Secretary of State for the State of Delaware, the Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, consummate the Viking Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been duly authorized and approved by the Company Board, and except for obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, no other corporate action on the part of the Company or the Company Stockholders is necessary to authorize the execution and delivery of this Agreement or the other Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents. This Agreement and each other Transaction Document has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally or (B) is subject to general principles of equity.

(b) Subject to the receipt of the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, the Company has all requisite power and authority to issue, sell and deliver the Acquired Shares in accordance with and on the terms and conditions set forth in this Agreement, the Loan Agreement and the Certificate of Designations. The Certificate of Designations will set forth the rights, preferences and priorities of the Series B-2 Preferred Stock, and the holders of the Series B-2 Preferred Stock shall have the rights set forth in the Certificate of Designations on filing with the Secretary of State for the State of Delaware.

3.3 Company Board Approval; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board, at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement unanimously (i) determining that it is in the best interests of the Company and the Company Stockholders that the Company enter into this Agreement and the other Transaction Documents and consummate the Viking Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (ii) approving and declaring advisable this Agreement, the other Transaction Documents, the Viking Transaction and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) resolving to recommend that the Company Stockholders approve the Transactions and the Certificate of Amendment and (iv) directing that the Transactions and the Certificate of Amendment be submitted to the Company Stockholders for approval and adoption (clauses (ii), (iii) and (iv), collectively, the “Company Board Recommendation”).

(b) Anti-Takeover Laws. Assuming that the representations of Purchaser set forth in Section 4.6 are true and correct, the Company Board has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Viking Transaction or other transactions contemplated hereby and thereby (including with respect to the issuance of the Series B-2 Preferred Stock or the shares of Company Common Stock issuable on conversion of the Series B-2 Preferred Stock) and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Viking Transaction or any other transaction contemplated hereby or thereby.

3.4 Requisite Stockholder Approval.

(a) The approval of the Transactions by the affirmative vote of a majority of the voting power of the shares of Company Common Stock present in person or represented by proxy at the Company Stockholder Meeting and entitled to vote on the subject matter (the “Viking Approval”) and the adoption of the Certificate of Amendment by a majority of the outstanding shares of Company Common Stock entitled to vote (together with the Viking Approval, the “Requisite Stockholder Approval”) are the only votes or approvals of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Viking Transaction and the other transactions contemplated in this Agreement and the other Transaction Documents.

(b) No appraisal or dissenters’ rights (pursuant to Section 262 of the DGCL or otherwise) will be available to holders of shares of Company Common Stock in connection with the Viking Transaction.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Viking Transaction and the other transactions contemplated by this Agreement and the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Viking Transaction, subject to obtaining the Requisite Stockholder Approval and assuming that the representations set forth in Section 4.6 are true and correct, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Viking Transaction and the other transactions contemplated by this Agreement, except (i) the filing of the Certificate of Designations and the Certificate of Amendment with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect or prevent or materially impair or materially delay, or be reasonably expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction.

3.7 Company Capitalization.

(a) Capital Stock.

(i) The authorized capital stock of the Company consists of (i) 200,000,000 shares of Company Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m., New York City time, on January 13, 2022 (such time and date, the “Capitalization Date”): (A) 76,919,287 shares of Company Common Stock were issued and outstanding; (B) no shares of Company Preferred Stock were issued and outstanding; and (C) no shares of Company Common Stock were held by the Company as treasury shares. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms or pursuant to the terms of the Company Notes in accordance with their terms.

(ii) All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive or similar rights.

(b) Stock Reservation and Awards.

(i) As of the Capitalization Date, the Company has reserved 3,539,935 shares of Company Common Stock for issuance pursuant to the Company Stock Plans, which number excludes shares subject to outstanding awards and 20,312,725 shares of Company Common Stock for issuance pursuant to the Company Notes. As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 1,596,806 shares of Company Common Stock with a weighted average exercise price of $7.0841; (ii) 5,118,456 shares of Company Common Stock subject to outstanding Company RSUs; (iii) 2,448,042 shares of Company Common Stock subject to outstanding Company PSUs (based on maximum achievement, if applicable) (iv) 2,633,013 shares of Company Common Stock reserved for issuance under the Company ESPP; and (v) 43,750 shares of Company Common Stock estimated to be subject to outstanding purchase rights under the Company ESPP.

(ii) Section 3.7(b)(ii) of the Company Disclosure Letter sets forth a correct and complete list of all equity awards outstanding as of the Capitalization Date, including with respect to each such equity award: (A) the name of the holder thereof; (B) the number of shares subject to such equity award; (C) the grant or issuance date; (D) any applicable vesting schedule, including the amounts vested and unvested; and (E) with respect to each Company Option, (1) the exercise price and (2) the expiration date. All Company Options have an exercise price per share of Company Common Stock that may be purchased thereunder that was not less than the “fair market value” of such share on the date of grant, as determined in accordance with the terms of the applicable granting instrument, the applicable Company Stock Plan and, to the extent applicable, Sections 409A and 422 of the Code.

(c) Company Securities. Except as set forth in Section 3.7(a) or 3.7(b), there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company, (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company and (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. Other than the Company Notes, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. The announcement or consummation of the Viking Transaction and the other transactions contemplated by this Agreement will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities.

(d) Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive or similar rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

(e) Valid Issuance of Shares. The Acquired Shares and the Underlying Shares to be issued on conversion of the Acquired Shares will be duly authorized by the Company and, when issued and delivered by the Company in accordance with this Agreement, the Loan Agreement and the Certificate of Designations against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, except for generally applicable transfer restrictions under applicable securities Law, the Stockholders Agreement or the Charter or such Liens as are created by Purchaser. There are no Persons entitled to statutory, preemptive or other similar contractual rights to subscribe for the Acquired Shares or the Underlying Shares nor are there any other restrictions on transfer under any contract to which the Company is a party. On issuance in accordance with the Certificate of Designations, the Underlying Shares will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of any and all Liens and restrictions on transfer, other than (i) restrictions on transfer under the Certificate of Designations, under this Agreement and under applicable state and federal securities laws and (ii) such Liens as are created by Purchaser.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Purchaser true, correct and complete copies of the Organizational Documents of each of the Subsidiaries of the Company. No Subsidiary is in violation of any of its Organizational Documents in any material respect.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any Liens. Other than for routine cash management purposes and for securities held by employee benefit plans, the Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding Subsidiary Securities. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company. Section 3.8(b) of the Company Disclosure Letter sets forth each of the Subsidiaries of the Company existing as of the date of this Agreement. Neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

3.9 Company SEC Reports. Since January 1, 2019 through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002, the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), no Company SEC Report contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company SEC Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).

(b) Disclosure Controls and Procedures. The Company has established and maintains, and at all times since January 1, 2019 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that are (i) with respect to disclosure controls and procedures, reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since January 1, 2019, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d) As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities (accrued, absolute, contingent or otherwise) of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, as in effect on the date of this Agreement, or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or the Casdin Purchase Agreement or incurred in connection with the Casdin Transaction or the Viking Transaction; (c) incurred in the ordinary course of business (none of which is a liability resulting from noncompliance with any applicable Laws or licenses, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution, claim or lawsuit); or (d) that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since September 30, 2021 through the date of this Agreement (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without Purchaser’s consent, would constitute a breach of, or require consent of Purchaser under Section 5.2(b), Section 5.2(c), Section 5.2(d), Section 5.2(i), Section 5.2(k) or Section 5.2(l) (as it relates to the foregoing sections).

(b) Since December 31, 2020 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party. Prior to the date of this Agreement, the Company has made available to Purchaser complete and correct copies of all of the Material Contracts.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

3.14 Real Property.

(a) Owned Real Property. Neither the Company nor any of its Subsidiaries owns any real property.

(b) Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing material leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any real property for which the annual rent is in excess of $100,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”). The Company has made available to Purchaser true, correct and complete copies of the Leases (including all material modifications, amendments and supplements thereto). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens). Each Lease is legal, valid, binding, enforceable and in full force and effect. Neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect. Neither the Company nor any of its Subsidiaries is in material breach of or default pursuant to any Lease. There are no material subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

3.15 Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are, and since January 1, 2019, have been, in compliance with all Environmental Laws and Environmental Permits (including obtaining and maintaining all such Environmental Permits); (b) since January 1, 2019 (or earlier if unresolved), no notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries alleging any violation of, or liability arising out of, any Environmental Law; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to a violation of, or liability under, any Environmental Law; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, sold, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, or owned or operated any real property or facility contaminated by any Hazardous Materials, in each case, that has resulted, or would reasonably be expected to result, in an investigation or required cleanup by, or other liability (contingent or otherwise) for, the Company or any of its Subsidiaries; and (e) the Company and its Subsidiaries have not assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person relating to Environmental Laws. The Company has made available to Purchaser copies of all environmental reports, audits and assessments and all other material documents bearing on environmental, health or safety matters relating to the Company, any of its Subsidiaries, or any of their current or former facilities, properties or operations.

3.16 Intellectual Property.

(a) Within 10 days after the date of this Agreement, the Company shall provide Purchaser with a true, correct and complete (i) list of all Registered Intellectual Property owned by, or registered in the name of, the Company or any of its Subsidiaries (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, filing date and status and, for Internet domain names, the registrant, registrar, and expiration date) and (ii) description of all material Company Software. All material Registered Intellectual Property is subsisting, and to the Knowledge of the Company, excluding any pending patent applications, valid and enforceable.

(b) The Company and its Subsidiaries solely and exclusively own all right, title, and interest in and to all Registered Intellectual Property and all other material Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries, including all Company Software (the “Company Owned IP”), and is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (other than Permitted Liens). The Company has not (i) sold, transferred, or otherwise divested any Intellectual Property that would be Company Owned IP, but for such sale, transfer, or divestiture, or (ii) granted any Person any exclusive right to any Company Owned IP.

(c) The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Owned IP, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Company Intellectual Property for the Company, have executed written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, assigns to the Company or its applicable Subsidiaries all of their respective ownership rights in the Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries.

(d) No Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No Company Owned IP is subject to any proceeding or outstanding decree, order, judgment or settlement agreement to which the Company or one of its Subsidiaries is a party, or, to the Knowledge of the Company, to which any third Person is a party, that restricts in any manner the use, provision, transfer, assignment or licensing thereof by the Company or its Subsidiaries or affects the validity, use or enforceability of such Company Owned IP, except for any such prohibitions or restrictions that would not have a Company Material Adverse Effect. The transactions contemplated by this Agreement and the consummation thereof will not impair any right, title or interest of the Company or any of its Subsidiaries in or to any Company Intellectual Property or material Company Systems, and all of the Company Intellectual Property and material Company Systems will be owned or available for use by the Company and its Subsidiaries immediately after the Closing on terms and conditions identical to those under which the Company and its Subsidiaries owned or used the Company Intellectual Property and material Company Systems immediately prior to the Closing.

(e) No Company Owned IP was developed by the Company or any of its Subsidiaries using (in whole or in part) government, public or private foundation, or university funding or facilities nor was it obtained from any Governmental Authority, public or private foundation, or university, and neither the Company nor any of its Subsidiaries has granted to any Governmental Authority, public or private foundation, or university, either expressly, or by any act or omission, any unlimited, unrestricted or government purpose rights, or any similar rights in Company Owned IP.

(f) There are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2019, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(g) (i) Neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of the Company’s products, infringes, misappropriates, or otherwise violates or, since January 1, 2019, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any Intellectual Property owned by the Company or any of its Subsidiaries.

(h) The Company and its Subsidiaries have not incorporated in or distributed with any Company Software or Company Product any Open Source Software in a manner that has subjected any Company Source Code to any requirement under any applicable Open Source License to distribute or otherwise disclose such Company Source Code. Neither the Company nor any of its Subsidiaries have received a written notice or request from any Person to disclose, distribute or license any Company Source Code pursuant to an Open Source License, or alleging noncompliance with any such Open Source License. The Company and its Subsidiaries possess all Company Source Code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software.

(i) The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, and the Company and its Subsidiaries have purchased sufficient license rights for all material third party Software used in their operations. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. To the Knowledge of the Company, there are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment on which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available, and is not obligated to deliver, license, or make available any Company Source Code to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries, and any Person providing backup, source code repository, hosting and similar services to Company or its Subsidiaries.

(j) Since January 1, 2019: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) there has not been any Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, to protect the security and integrity of the Company Systems, all Data stored or contained therein or transmitted thereby, and all Sensitive Information from and against unauthorized access, use, or disclosure. Since January 1, 2019, neither the Company nor any of its Subsidiaries has (i) provided or been required under any applicable Data Security Requirement to provide any notices to data owners in connection with any unauthorized access, use or disclosure of Sensitive Information, (ii) received any written complaint from any Person regarding any Data Security Requirement, Security Incident, or Sensitive Information, nor (iii) to the Knowledge of the Company, been subject to any investigations or audits by a Governmental Authority concerning any violation of Data Security Requirements, Security Incident, or Sensitive Information. The execution and delivery of this Agreement by the Company and the consummation of the Viking Transaction will not result in any violation by the Company or its Subsidiaries of any applicable Data Security Requirement, except as would not reasonably be expected to have a Company Material Adverse Effect.

3.17 Tax Matters.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it, and all Tax Returns are true, correct and complete in all respects; (ii) timely paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; and (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction.

(c) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d) The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code and any applicable regulations promulgated thereunder.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes on the assets of the Company or any of its Subsidiaries other than those described in clause (i) of the definition of Permitted Liens.

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct, current and complete list of each material Employee Plan as of the date of this Agreement. With respect to each Employee Plan, copies of the following materials have been provided to Purchaser: (i) all current plan documents for each Employee Plan and all amendments thereto (and for any unwritten Employee Plan, a summary of the material terms); (ii) the most recent determination letter from the IRS with respect to any of the Employee Plans; (iii) all current summary plan descriptions, summaries of material modifications, annual reports and summary annual reports with respect to any of the Employee Plans; and (iv) all material non-routine correspondence from a Governmental Authority with respect to any of the Employee Plans.

(b) Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six-year period preceding the date hereof or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; (iii) a “defined benefit plan” as defined in the Section 3(35) of ERISA or a plan that is or was subject to the funding standards of Section 302 of ERISA or covered by Section 412 of the Code or Title IV of ERISA; or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA). No event has occurred and, to the Knowledge of the Company, no condition exists that would, either directly or indirectly or by reason of the Company’s or any Subsidiary’s affiliation with any ERISA Affiliate, subject the Company or any of its Subsidiaries to any material Tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable Laws.

(c) Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been established, maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or volume submitter document, and (ii) to the Knowledge of the Company, no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d) Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid, and (ii) all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e) No Post-Termination Welfare Benefit Plan. No Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) provides, and neither the Company nor any of its Subsidiaries has committed to or otherwise has any obligation to provide, post-termination or retiree life insurance or welfare benefits to any Person, except as may be required by Section 4980B of the Code or any similar Law for which the covered Person pays the full premium cost of coverage.

(f) Employee Plan Legal Proceedings. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Legal Proceedings or claims pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, other than routine claims for benefits, and there is no fact or circumstance that could reasonably be expected to give rise to any such Legal Proceeding or claim. There have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person, that could reasonably be expected to result in material liability to the Company or any of its Subsidiaries.

(g) Impact of the Transaction on Employee Plans. Neither the execution or delivery of this Agreement nor the consummation of the Viking Transaction (alone or in conjunction with the Casdin Transaction or any other actions contemplated by this Agreement or the Casdin Purchase Agreement) will constitute a “change in control,” “change of control,” or term of similar meaning under any Employee Plan including, for the avoidance of doubt, any Company Stock Plan. Neither the execution or delivery of this Agreement nor the consummation of the

Viking Transaction (either alone or in conjunction with the Casdin Transaction or any other actions contemplated by this Agreement or the Casdin Purchase Agreement) could (alone or in conjunction with any other event) result in (i) any of the following with respect to any current or former employee, officer, director, independent contractor or other service provider of the Company or any Subsidiary of the Company: (A) severance pay upon any termination of employment or service, or any increase thereof, (B) any payment, compensation or benefit becoming due, or increase thereof, (C) the acceleration of the time of payment or vesting of any payment, compensation or benefit, or (D) any funding (through a grantor trust or otherwise) of any compensation benefit; (ii) any other liability or obligation pursuant to any of the Employee Plans; (iii) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust; or (iv) the payment an amount that could, individually or in combination with any other payment or benefit, be characterized as an “excess parachute payment” within the meaning of Section 280G(1) of the Code.

(h) Section 409A. Each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate, gross-up, indemnify or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i) Foreign Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (a “Foreign Benefit Plan”): (i) all employer and employee contributions to each Foreign Benefit Plan required by Law or by the terms of such Foreign Benefit Plan have been made, or if applicable, accrued in accordance with normal accounting practices, (ii) each Foreign Benefit Plan required to be registered has been registered and each Foreign Benefit Plan has been maintained in good standing with applicable Governmental Authorities and in compliance with all applicable Laws, (iii) each Foreign Benefit Plan intended to receive favorable tax treatment under applicable tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, (iv) no Foreign Benefit Plan is a defined benefit or similar type of plan or arrangement, and (v) no Foreign Benefit Plan has any material unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

3.19 Labor Matters.

(a) Union Activities. There are no collective bargaining agreements, labor union contracts, trade union agreements, works council agreements or any other agreements or arrangements with an employee representative body (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries is a party to or is bound and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council or other labor organization with respect to their employment with the Company or any of its Subsidiaries. There are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s Knowledge, threatened to be brought or filed with or before the National Labor Relations Board or any other labor relations Governmental Authority with respect to representation of any such employees in respect of their employment with the Company or any of its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries and no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. Since January 1, 2017, (i) there have been no union organizing or union election activities or attempts to bargain collectively and (ii) there have been no strikes, lockouts, slowdowns, work stoppages, picketing, concerted refusal to work overtime, handbilling, demonstrations, leafletting, arbitrations, grievances or lockouts (in each case involving labor matters) or other material labor disputes against or affecting the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b) Employment Law. Each of the Company and its Subsidiaries is, and has been since January 1, 2019, in compliance with all Labor Laws, except for such noncompliance that has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each employee, independent contractor and service provider who is providing, or in the past three (3) years has provided, services to the Company or any of its Subsidiaries has all work permits, immigration permits, visas or other authorizations required by applicable Law. Each of the Company and its Subsidiaries has met all requirements under Laws relating to employment of foreign citizens and residents, including all Form I-9 requirements.

(c) The Company has not incurred any liability or obligation under the WARN Act that remains unsatisfied. With respect to the employees of the Company and its Subsidiaries, during the last 12 months, there has been no mass layoff, plant closing, shutdown or term of similar import that triggered the WARN Act.

(d) No current employee of the Company or any of its Subsidiaries with an annualized base salary from the Company at or above $250,000 is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, non-solicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or any of its Subsidiaries; or (ii) to the Knowledge of the Company, owed to any third party with respect to such Person’s right to be employed or engaged by the Company or any of its Subsidiaries.

(e) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no pending, or to the Company’s Knowledge, threatened Legal Proceedings against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any employee, independent contractor or service provider, any current or former leased employee, intern, volunteer or “temp” of the Company or any of its Subsidiaries, or Person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any Labor Laws; (ii) breach of any Collective Bargaining Agreement; (iii) breach of any express or implied contract of Law; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.

(f) Since January 1, 2019, the Company has not incurred any material liability with respect to the classification of any Person as (i) an individual independent contractor rather than an employee, or (ii) an “exempt” employee rather than a “non-exempt” employee (within the meaning of the Fair Labor Standards Act and state Law), and no such Person has been improperly included or excluded from any Employee Plan. Neither the Company nor any of its Subsidiaries has notice of any pending or, to the Company’s Knowledge, threatened, inquiry or audit from any Governmental Authority concerning any such classifications.

(g) Since January 1, 2019, there have been no Legal Proceedings or settlements involving allegations of sexual or other unlawful harassment or discrimination.

3.20 Compliance with Laws.

(a) The Company and each of its Subsidiaries is, and since January 1, 2019 has been, in compliance in all material respects with all Laws that are applicable to the Company or any of its Subsidiaries or to the conduct of the business or operations of the Company or any its Subsidiaries.

(b) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of the businesses of the Company or any of its Subsidiaries; and (iii) since January 1, 2019, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

3.21 Anti-Corruption; International Trade.

(a) Since January 1, 2017, none of the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their agents or other Person acting on their behalf, violated any Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any other Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses that go beyond what is reasonable and customary, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in each case in violation of any Anti-Corruption Laws.

(b) The Company, each of its Subsidiaries, and their respective directors, officers and, to the Knowledge of the Company, employees and other Representatives are in compliance in all material respects with all applicable Laws relating to imports, exports and economic sanctions, including all applicable Laws administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. State Department (including the Directorate of Defense Trade Controls), the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”), or U.S. Customs and Border Protection (“Trade Laws”). Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, since January 1, 2017, neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or, to the Knowledge of the Company, employees or other Representatives has been a party to any Contract or engaged in any transaction or other business, directly or indirectly, (i) in breach of any applicable Trade Laws or (ii) to the extent it would be prohibited under applicable Trade Laws, with any Governmental Authority or other Person that (A) appears on any applicable list of sanctioned parties (including any Person that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or Sectoral Sanctions Identification List or BIS’s Denied Persons, Entity, or Unverified Lists), (B) is located or organized in any country or territory that is, or at the time of the transaction or business was, subject to comprehensive OFAC sanctions (including Cuba, Iran, North Korea, Syria or the Crimea region of Ukraine) or (C) is 50% or more owned or otherwise controlled by a Person described in clause (A) or (B).

3.22 Compliance with Healthcare Laws and Regulations.

(a) Any preclinical and clinical studies subject to regulatory oversight by a Governmental Authority and conducted by or on behalf of or sponsored by the Company or its Subsidiaries, or in which the Company or its Subsidiaries have participated, were (and, if still pending, are being) conducted in all material respects in accordance with all applicable statutes and all applicable rules and regulations of the U.S. Food and Drug Administration (the “FDA”) and comparable regulatory agencies outside of the United States to which they are subject, including the European Medicines Agency (collectively, the “Healthcare Authorities”) and Good Clinical Practice and Good Laboratory Practice requirements. The Company and its Subsidiaries have operated at all times and are currently in compliance in all material respects with all statutes, rules and regulations applicable to the ownership, testing, development, marketing, promotion, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured, distributed or sold by or on behalf of the Company or any of its Subsidiaries (each, a “Company Product”), including all statutes, rules and regulations of the Healthcare Authorities, except where such non-compliance would not, individually or in the aggregate, be material. Neither the Company nor any of its Subsidiaries have received any written notices, correspondence or other communications from the Healthcare Authorities or any other governmental agency requiring or threatening the termination or suspension of any of the Company’s activities.

(b) Since January 1, 2019, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Subsidiary has voluntarily or involuntarily initiated, conducted or issued, caused to be initiated, conducted or issued, any recall, field corrective action, market withdrawal, seizure, suspension, safety alert, written warning, “dear doctor” letter, investigator notice to healthcare wholesalers, healthcare distributors, healthcare retailers, healthcare professionals or patients

(including any action required to be reported or for which records must be maintained under 21 C.F.R. Part 806) relating to any Company Product (collectively, a “Recall”) or, as of the date hereof, currently intends to initiate, conduct or issue any Recall of any Company Product. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has received any written notice from the FDA or any other Healthcare Authority regarding (i) any Recall of any Company Product, (ii) a change in the marketing status or classification, or a material change in the labeling, of any such Company Product or (iii) a notice of non-coverage from a Healthcare Authority in the reimbursement status of a Company Product (not including any routine adjustments made to the amount of reimbursement).

3.23 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, there are no current Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective assets, operations or properties or relating to the Transaction Documents or the transactions contemplated hereby or thereby, nor, since January 1, 2019, has the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b) No Orders. Except as has not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, or that would prevent or materially impair or materially delay, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Casdin Transaction and/or Viking Transaction, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any order of any kind or nature.

3.24 Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.25 Related Party Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

3.26 Brokers. Except for Jefferies LLC, there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Viking Transaction or the other transactions contemplated by this Agreement or the other Transaction Documents. The Company has made available to Purchaser the engagement letter of Jefferies.

3.27 Other Agreements. The Company has provided to Purchaser, prior to the execution and delivery of this Agreement, a true, complete and correct copy of the Casdin Purchase Agreement which, on execution of this Agreement, shall be in full force and effect. The Company has not entered into any other agreement, arrangement or understanding with the Casdin Purchaser or any of its respective Affiliates with respect to any securities of the Company or any of its Subsidiaries, the transactions contemplated by the Casdin Purchase Agreement or the payment of any fees or expenses in connection therewith, except for any non-disclosure agreements or term sheets with the Casdin Purchaser or its Affiliates.

3.28 Investment Company Status. Neither the Company nor any of its Subsidiaries is, and immediately after the Closing hereunder, none of the Company nor any of its Subsidiaries will be, required to be registered as an “investment company” under the Investment Company Act of 1940.

3.29 Sale of Securities. Without limiting the foregoing, neither the Company nor, to the Knowledge of the Company, any other Person authorized by the Company to act on its behalf, has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Series B-2 Preferred Stock, and neither the Company nor, to the Knowledge of the Company, any Person acting on its behalf has made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Series B-2 Preferred Stock under this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would result in none of Regulation D or any other applicable exemption from registration under the Securities Act to be available.

3.30 No Rights Agreement; Anti-Takeover Provisions. As of the date of this Agreement, neither the Company nor any of its Subsidiaries is party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

3.31 Registration Rights. Except as contemplated by the Registration Rights Agreement, no Person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act.

3.32 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither Purchaser nor any other Person makes, or has made, any representation or warranty relating to Purchaser or any of its businesses, operations or otherwise in connection with this Agreement or the Transactions; and

(ii) Purchaser hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV, in any other Transaction Document or in any certificate delivered by Purchaser pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in connection with the Transactions, in connection with presentations by Purchaser’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

4.1 Organization; Good Standing. Purchaser is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization. Purchaser has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement. Purchaser is not in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. Purchaser has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Viking Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by Purchaser, the performance by Purchaser of its covenants and obligations hereunder and the consummation of the Viking Transaction and the transactions contemplated by this Agreement and the other applicable Transaction Documents have been duly authorized by all necessary action on the part of Purchaser and no additional action on the part of Purchaser is necessary. This Agreement and each other applicable Transaction Documents have been duly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery by the Company, constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (ii) is subject to general principles of equity.

4.3 Non-Contravention. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its covenants and obligations hereunder, and the consummation of the Viking Transaction and the other transactions contemplated by this Agreement and the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of Purchaser; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or any of its properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law or order applicable to Purchaser or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of Purchaser, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Purchaser in connection with: (a) the execution and delivery of this Agreement by Purchaser; (b) the performance by Purchaser of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Viking Transaction and the other transactions contemplated by this Agreement, except (i) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

4.5 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of Purchaser, threatened against Purchaser that would, individually or in the aggregate, prevent or materially delay Purchaser’s ability to consummate the Viking Transaction.

(b) No Orders. Purchaser is not subject to any order of any kind or nature that would prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

4.6 Ownership of Company Common Stock. Neither Purchaser nor any of its “affiliates” or “associates” is or, during the three years prior to the date of this Agreement, has been an “interested stockholder” (in each case, as such quoted terms are defined under Section 203 of the DGCL) of the Company. Neither Purchaser nor any of its “affiliates” or “associates” (as those terms are defined in Section 203 of the DGCL) beneficially owns, directly or indirectly, any shares of Company Common Stock or any other security convertible into, exchangeable for or exercisable for shares of Company Common Stock. Other than with its Affiliates, Purchaser is not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the Casdin Purchaser or any of its Affiliates be deemed to be Affiliates of Purchaser for purposes of this Section 4.6).

4.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Purchaser or any of its Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Viking Transaction.

4.8 Sufficient Funds. (a) (i) VGO Drawdown will have at the Closing sufficient funds to enable VGO Drawdown to pay in full at the Closing the entire amount of the VGO Drawdown Purchase Price and all other amounts payable by VGO Drawdown hereunder in immediately available cash funds and (ii) VGO Drawdown has uncalled capital commitments or otherwise has available funds in excess of the VGO Drawdown Purchase Price and all other amounts payable by VGO Drawdown pursuant to this Agreement and (b) (i) VGO Illiquid Investments will have at the Closing sufficient funds to enable VGO Illiquid Investments to pay in full at the Closing the entire amount of the VGO Illiquid Investments Purchase Price and all other amounts payable by VGO Illiquid Investments hereunder in immediately available cash funds (ii) VGO Illiquid Investments has uncalled capital commitments or otherwise has available funds in excess of the VGO Illiquid Investments Purchase Price and all other amounts payable by VGO Illiquid Investments pursuant to this Agreement.

4.9 Unregistered Securities.

(a) Investor Status; Sophisticated Purchaser. Purchaser is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Purchased Shares. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Purchased Shares.

(b) Information. Purchaser and its Representatives have been furnished with (i) materials relating to the business, finances and operations of the Company, (ii) materials relating to the offer and sale of the Purchased Shares and (iii) materials relating to the Viking Transaction, in each case, that have been requested by Purchaser. Purchaser and its Representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted at any time by Purchaser and its Representatives shall modify, amend or affect Purchaser’s right (i) to rely on the Company’s representations and warranties contained in Article III above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Purchaser understands that its purchase of the Purchased Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Shares.

(c) Legends. Purchaser understands that any certificate or book-entry position evidencing Acquired Shares will bear the restrictive legend set forth in the Certificate of Designations.

(d) Purchase Representations. Purchaser is purchasing the Purchased Shares for its own account, the account of its Affiliates, or the accounts of clients for whom Purchaser exercises discretionary investment authority (all of whom Purchaser hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Purchaser has been advised and understands that the Purchased Shares have not been registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act). Purchaser has been advised and understands that the Company, in issuing the Purchased Shares, is relying upon, among other things, the representations and warranties of Purchaser contained in this Section 4.9 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(e) Rule 144. Purchaser understands that there is no public trading market for the Purchased Shares, that none is expected to develop and that the Purchased Shares shall be held indefinitely unless and until the Purchased Shares are registered under the Securities Act or an exemption from registration is available. Purchaser has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) Reliance by the Company. Purchaser understands that the Purchased Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities Laws and that the Company is relying on the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Purchased Shares.

4.10 Stockholder and Management Arrangements. Except for the Transaction Documents or as previously disclosed to the Company in writing, neither Purchaser nor any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries: (a) relating to this Agreement, the Casdin Transaction or the Viking Transaction, (b) pursuant to which any holder of Company Common Stock has agreed to approve this Agreement or (c) pursuant to which any Person has agreed to provide, directly or indirectly, an equity investment to the Purchaser or the Company to finance any portion of the Transaction.

4.11 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered pursuant to this Agreement:

(i) neither the Company nor any other Person makes, or has made, any representation or warranty relating to the Company, its Subsidiaries, or any of its or their businesses, operations or otherwise in connection with this Agreement or the Transactions; and

(ii) the Company hereby disclaims any other express or implied representations or warranties, notwithstanding the delivery or disclosure to Purchaser or any of its Representatives of any documentation or other information (including any financial information, supplemental data, financial projections or other forward-looking statements).

(b) No Reliance. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Letter), in any other Transaction Document or in any certificate delivered by the Company pursuant to this Agreement, it is not acting, by entering into this Agreement or consummating the Transactions, in reliance on:

(i) any other representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Purchaser or any of its Representatives, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with the Transactions, in connection with presentations by the Company’s management or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall, and shall cause each of its Subsidiaries to, (i) conduct its business in all material respects in the ordinary course of business, and (ii) use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter, (c) as required by applicable Law or by COVID-19 Measures or (d) as approved in advance in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a) take any action set forth in Section 13(b) or 13(c) of the Certificate of Designations;

(b) acquire or agree to acquire, directly or indirectly, by purchase, merger, consolidation or otherwise, any equity or assets constituting all or a material portion of the business of (or any division of the business of) another Person;

(c) sell, assign, transfer, license (other than non-exclusive licenses in the ordinary course of business consistent with past practice), sublicense, abandon, permit to lapse, grant a covenant not to sue, or otherwise dispose of any material Company Owned IP (other than non-exclusive licenses or sublicenses granted in the ordinary course of business);

(d) disclose, release or otherwise fail to maintain the confidential nature of any source code to Company Software or other Trade Secrets;

(e) (i) authorize for issuance, issue, deliver, sell or transfer or agree or commit to issue, deliver, sell or transfer any shares of capital stock of or other equity interest or convertible security in the Company or any of its Subsidiaries or other rights of any kind to acquire, any shares of capital stock of or any other equity interest in the Company or any of its Subsidiaries, other than (A) the issuance of capital stock or other equity interests pursuant to any Employee Plan, (B) the issuance of capital stock or other equity interests from any wholly owned Subsidiary to the Company or any other wholly owned Subsidiary of the Company or (C) the issuance of Company Common Stock pursuant to the Company Notes; (ii) amend or modify any term or provision of any of the Company’s outstanding equity securities; or (iii) accelerate or waive any restrictions pertaining to the vesting of any Company equity-based awards or warrants or other rights of any kind to acquire any shares of capital stock or other equity interests in the Company;

(f) reclassify, combine, split or subdivide any capital stock of the Company or any of its Subsidiaries or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, except for, with respect to any Subsidiary of the Company, any intercompany restructuring, recapitalization or similar transaction that will not prevent or delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement or result in any adverse impact on Purchaser;

(g) except as required under the terms of any Employee Plan or as set forth in Section 5.2(g) of the Company Disclosure Letter, (i) increase the compensation or benefits payable to any current or former (A) director, (B) executive officer, or (C) employee or independent contractor, other than increases with respect to employees at the Director level or below in the ordinary course of business consistent with past practice, by no more than ten percent of such individual’s compensation or benefits payable immediately prior to such increase, and as otherwise not prohibited by Section 5.2(h), (ii) accelerate the vesting or payment of any Employee Plan or other compensation or benefit plan, program, agreement or arrangement for, any director, employee or independent contractor, (iii) enter into, adopt, amend, terminate or increase the coverage or benefits available under any Employee Plan (or other compensation or benefit plan, program, agreement or arrangement that would be an Employee Plan if in effect on the date of this Agreement), other than ordinary course changes in relation to annual renewals, or (iv) grant any equity or equity-based awards of the Company or any of its Subsidiaries to any director, employee or independent contractor of the Company or any of its Subsidiaries;

(h) (i) hire, offer to hire or promote any new Person with an annual salary or annualized fee in excess of $250,000, (ii) terminate the employment or service of any employee with an annual salary or annualized fee in excess of $250,000 or any employee with a title of Director or above of the Company or any of its Subsidiaries other than for “cause” or (iii) institute any general layoff of employees or implement any plant closings, reductions in force, furloughs, temporary layoffs, early retirement plan or announce the planning of any such action;

(i) enter into, amend or extend any Collective Bargaining Agreement or other Contract with any union or similar labor organization;

(j) waive or release any material noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other restrictive covenant obligation of any current or former employee or independent contractor;

(k) (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than investments by the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company or the Company or advances of expenses to any director, officer, employee or agent of the Company in connection with advancement obligations in effect on the date of this Agreement, (ii) incur, assume or modify any indebtedness or (iii) assume, guarantee, endorse, grant a lien (other than a Permitted Lien or any lien on Intellectual Property) on any of the Company’s assets as security or otherwise become liable for indebtedness of another Person (excluding the Company or any of its Subsidiaries); or

(l) agree, resolve, authorize or commit to take any action prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall (i) cease and cause to be terminated any discussions or negotiations with any Person and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) that would be prohibited by this Section 5.3(a) and (ii) terminate all physical and electronic data room access previously granted to any such Person, its Affiliates and their respective Representatives. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company and its Subsidiaries shall not, and shall cause their respective directors, officers and employees, and shall instruct their other Representatives not to, directly or indirectly: (A) solicit, initiate or propose the making, submission or announcement of, or knowingly encourage, induce, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to an Acquisition Proposal; (B) furnish to any Person (other than Purchaser, the Casdin Purchaser (solely with respect to the Casdin Transaction) or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case to knowingly encourage, facilitate or assist an Acquisition Proposal or any inquiries relating to, or the making of, any proposal that could reasonably be expected to lead to an Acquisition Proposal; (C) participate, continue or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.3 or contacting such Person making any unsolicited Acquisition Proposal to clarify the terms and conditions thereof); (D) approve, endorse or recommend an Acquisition Proposal; or (E) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall not be required to enforce, and shall be permitted to waive, any provision of any standstill or confidentiality agreement to permit any proposal to be made to the Company Board (or any committee thereof). In furtherance and not in limitations of the other provisions of this Section 5.3, the Company agrees that if it (i) permits any of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) to take any action or (ii) is made aware of an action by one of its Representatives (other than an employee or consultant of the Company who is not an executive officer of the Company) and does not use its reasonable best efforts to prohibit or terminate such action and, in each case, such action would constitute a material breach of this Section 5.3 if taken by the Company during the period from the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, then such action shall be deemed to constitute a breach by the Company of this Section 5.3.

(b) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. At no time after the date of this Agreement until the earlier of the termination of this Agreement or the Closing Date shall the Company Board (or a committee thereof) (i) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Purchaser; (ii) publicly adopt, approve or recommend an Acquisition Proposal; (iii) in connection with a tender or exchange offer by a third party, fail to recommend against such offer by the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with an Acquisition Proposal (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3(b)); (iv) fail to include the Company Board Recommendation in the Proxy Statement; or (v) enter into any Contract or letter of intent regarding an Acquisition Proposal (any action described in clauses (i) through (iv), a “Company Board Recommendation Change”).

(c) Company Board Recommendation Change. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(i) the Company has provided prior written notice to Purchaser and the Casdin Purchaser at least five Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) made such determination; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(c), which notice shall specify the basis for such Company Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event and copies of all relevant documents relating thereto;

(ii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such five Business Day period, shall have negotiated with Purchaser, the Casdin Purchaser and their respective Representatives in good faith (to the extent that Purchaser or the Casdin Purchaser desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) would no longer determine that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and

(iii) at the end of such five Business Day period and taking into account any adjustments to the terms and conditions of this Agreement and the Casdin Purchase Agreement, the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to make a Company Board Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties pursuant to applicable Law.

For the avoidance of doubt, the determination by the Company Board (or a committee thereof) that an Intervening Event has occurred or the delivery by the Company of a notice contemplated by this Section 5.3(c) shall not constitute a Company Board Recommendation Change if otherwise in compliance with this Section 5.3.

(d) Notice. From the date hereof until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly (and, in any event, within 24 hours) notify Purchaser if any offers or proposals that constitute an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives. Such notice shall include a summary of the material terms and conditions of such offer, proposal, request, inquiry, discussions or negotiations, including the identity of the Person making any such offer, proposal, request or inquiry or seeking to engage in such discussions or negotiations, and a copy of any written documents in connection therewith (including any updates or amendments thereto).

(e) Certain Disclosures. Nothing in this Agreement shall prohibit the Company or the Company Board (or a committee thereof) from (i) taking and disclosing to the Company Stockholders a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) shall be subject to the terms and conditions of this Agreement and nothing in this Section 5.3(e) shall permit the Company to make a Company Board Recommendation Change.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Purchaser, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Purchaser and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. On the terms and subject to the conditions set forth in this Agreement, Purchaser shall (and shall cause its Affiliates to, if applicable), on the one hand, and the Company shall, on the other hand, use their respective reasonable best efforts to (x) take (or cause to be taken) all actions, (y) do (or cause to be done) all things and (z) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Viking Transaction, including by using reasonable best efforts to:

(i) cause the conditions to the Viking Transaction set forth in Article VII to be satisfied;

(ii) (A) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities and (B) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Viking Transaction;

(iii) obtain all consents, waivers and approvals and delivering all notifications from or to any third parties in connection with this Agreement and the consummation of the Viking Transaction that are necessary or advisable to consummate the Viking Transactions; and

(iv) execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Viking Transaction.

(b) Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

(c) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries shall be required to agree to: (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Viking Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

6.2 Antitrust Filings.

(a) Filing Under Antitrust Laws. Purchaser and the Company shall (i) cooperate and coordinate with the other in determining whether any filings are required by applicable Antitrust Laws in connection with the Viking Transaction and, solely after the Closing and upon written notice by Purchaser to the Company, the conversion of Series B-2 Preferred Stock into Company Common Stock (the “Series B-2 Conversion”), (ii) cooperate and coordinate

(and cause its respective Affiliates to cooperate and coordinate) with the other in the making of any required filings with any Governmental Authority as are required by applicable Antitrust Laws in connection with the Viking Transaction and the Series B-2 Conversion; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws (to the extent applicable to this Agreement, the Viking Transaction or the Series B-2 Conversion (as applicable)) and (B) obtain any required consents pursuant to any HSR Act or Antitrust Laws (to the extent applicable to this Agreement, the Viking Transaction or the Series B-2 Conversion (as applicable)), in each case as promptly as reasonably practicable. Purchaser (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, shall promptly inform the other of any communication from any Governmental Authority regarding the Viking Transaction and the Series B-2 Conversion (as applicable) in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Viking Transaction or the Series B-2 Conversion pursuant to any Antitrust Law applicable to the Viking Transaction or the Series B-2 Conversion (respectively), then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided, that neither Party may extend any waiting period or enter or propose to enter into any agreement, commitment or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

(b) Cooperation. In furtherance and not in limitation of the foregoing, the Company and Purchaser shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Viking Transaction and the Series B-2 Conversion and permit the other Party to review and discuss in advance (and to consider in good faith any comments made by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Viking Transaction and the Series B-2 Conversion (as applicable) to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Viking Transaction and the Series B-2 Conversion (as applicable) and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Viking Transaction and the Series B-2 Conversion (as applicable); and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Viking Transaction or the Series B-2 Conversion without giving the other party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, Purchaser shall not, without the prior written consent of the Company, extend or offer or agree to extend any waiting period under the HSR Act or any other Antitrust Law, or enter into any agreement with any Governmental Authority related to this Agreement, the transactions contemplated by this Agreement or the Series B-2 Conversion. However, the Company and Purchaser may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, that each of the Company and Purchaser may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and Purchaser shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

(c) Other Action. Purchaser shall not, directly or indirectly (whether by merger, consolidation or otherwise), acquire (or agree to acquire) any business, corporation partnership, association or other business organization or division or part thereof, or any securities or collection of assets, if doing so would reasonably be expected to prevent or materially delay the consummation of the Viking Transaction.

(d) Limitations on Action. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement, including this Section 6.2, shall require or obligate Purchaser or any of its Affiliates to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Purchaser or any Affiliate.

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as practical following the date of this Agreement, the Company (with the assistance and cooperation of Purchaser as reasonably requested by the Company) shall prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting, and the Company shall use its reasonable best efforts to make such filing within 15 days of the date of this Agreement. Subject to Section 5.3(c), the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Purchaser and its counsel with a reasonable opportunity to review and to comment on such document or response, which comments the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or Purchaser for inclusion or incorporation by reference in the Proxy Statement, as of the date it or any amendment or supplement is mailed to the Company Stockholders and at the time of the Company Stockholder Meeting, shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(b) Furnishing Information. The Company, on the one hand, and Purchaser, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Purchaser or any of their respective Affiliates should be discovered by the Company, on the one hand, or Purchaser, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

(c) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and Purchaser and its Affiliates, on the other hand, shall not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Notices. The Company, on the one hand, and Purchaser, on the other hand, shall advise the other, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement, (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(e) Dissemination of Proxy Statement. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. Within 10 calendar days after the date of this Agreement (and thereafter as reasonably determined by the Company in consultation with Purchaser), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Stockholder Meeting that is 20 Business Days after the date of such “broker search.” Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transactions and the Certificate of Amendment) following the mailing of the Proxy Statement to the Company Stockholders, which mailing shall be initiated in accordance with Section 6.3(e). Unless there has been a Company Board Recommendation Change in accordance with Section 5.3(c), the Company shall use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing shall prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff to do so; or (iv) if the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is required under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders. Notwithstanding the foregoing, (A) the Company shall not, without the prior written consent of Purchaser, postpone the Company Stockholder Meeting for more than 20 Business Days in the aggregate and (B) the Company shall, at the request of Purchaser, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified jointly by Purchaser and the Company (acting in good faith and taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval (it being understood that Purchaser shall not be able to cause the Company to adjourn the Company Stockholders Meeting to a date that is less than 10 Business Days before the Termination Date).

(c) Meeting Obligation. For the avoidance of doubt, the Company’s obligations pursuant to this Section 6.4 shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of an Acquisition Proposal or (ii) any Company Board Recommendation Change.

6.5 Anti-Takeover Laws. The Company and Purchaser shall (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transactions or any other transactions contemplated by this Agreement or the other Transaction Documents, take all actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions.

6.6 Use of Proceeds. The Company shall use the proceeds of the VGO Drawdown Purchase Price and the VGO Illiquid Investments Purchase Price paid by Purchaser, together with the proceeds of the purchase price paid by the Casdin Purchaser pursuant to the Casdin Purchase Agreement to pay the Company’s expenses related to the Casdin Transaction, the Viking Transaction, for working capital, for mergers and acquisitions and for general corporate purposes.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall afford Purchaser reasonable access, consistent with applicable Law, during normal business hours, on reasonable advance notice provided in writing to the General Counsel of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) in compliance with such applicable Law or Contract), (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information (in which case, the Company shall use reasonable best efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) without jeopardizing such privilege), (c) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the negotiation of this Agreement and the transactions contemplated hereby, or information relating to the analysis, valuation or consideration of the Transactions or the other transactions contemplated hereby, in each case, subject to Section 5.3, which shall not be limited by this Section 6.7 or (d) access would result in the disclosure of any trade secrets of third Persons. Nothing in this Section 6.7 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 6.7 shall be conducted in a manner that is consistent with all applicable COVID-19 Measures and (i) that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries shall be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media of the sort generally referred to as a “Phase II” environmental investigation. The terms and conditions of the Confidentiality Agreement shall apply to any information obtained by Purchaser or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.7. Notwithstanding anything to the contrary in this Agreement, each Party may satisfy its obligations set forth in this Section 6.7 by electronic means if physical access would not be permitted under applicable COVID-19 Measures.

6.8 Information Rights. Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including shares of Company Common Stock issued on conversion of such Acquired Shares), calculated on an as-converted basis (without giving effect to any limitations on conversion in the Certificate of Designations), the Company shall publicly file with the SEC or provide Purchaser with the following:

(a) within 90 days after the end of each fiscal year of the Company, the Company’s Form 10-K for the applicable fiscal year, which shall include: (i) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year; (ii) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year; and (iii) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; and

(b) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, the Company’s Form 10-Q for the applicable fiscal quarter, which shall include: (i) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter; (ii) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter; and (iii) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter.

6.9 Notification of Certain Matters.

(a) Notification by the Company. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, the Company shall promptly give written notice to Purchaser on having Knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of the Company contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.2(a), Section 7.2(b) or Section 7.2(c) to not be satisfied; provided, that the Company’s breach of its obligations pursuant to this Section 6.9(a) shall not cause the condition to Closing set forth in Section 7.2(b) to not be satisfied. No such notification shall affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Purchaser to consummate the Viking Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(a).

(b) Notification by Purchaser. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, Purchaser shall promptly give written notice to the Company on having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant of Purchaser contained in this Agreement that would reasonably be expected to cause any conditions to Closing set forth in Section 7.3(a) or Section 7.3(b) to not be satisfied; provided, that Purchaser’s breach of its obligations pursuant to this Section 6.9(b) shall not cause the condition to Closing set forth in or Section 7.3(b) to not be satisfied. No such notification will affect or be deemed to modify any representation or warranty of Purchaser set forth in this Agreement or the conditions to the obligations of the Company to consummate the Viking Transaction or the remedies available to the Parties under this Agreement. The terms and conditions of the Confidentiality Agreement apply to any information provided to Purchaser pursuant to this Section 6.9(b).

6.10 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed on by the Company and Purchaser. Following such initial press release, the Company and Purchaser shall consult with each other before issuing, and give each other the opportunity to review and comment on, any press release or other public statements with respect to the Casdin Transaction or the Viking Transaction and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, that neither the Company nor Purchaser shall be obligated to engage in such consultation with respect to communications that are not materially inconsistent with public statements previously made in accordance with this Section 6.10; provided, further, that the restrictions set forth in this Section 6.10 shall not apply to any release or public statement in connection with any dispute between the Parties or the Casdin Purchaser regarding this Agreement or the Transactions.

6.11 Transaction Litigation. Prior to the Closing, the Company shall provide Purchaser with prompt notice (and in any event within three Business Days) of all Transaction Litigation commenced or threatened in writing to be commenced, after the date of this Agreement, against the Company or any of its directors or officers by any stockholder relating to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby (including by providing copies of all pleadings with respect thereto) and keep Purchaser reasonably informed with respect to the status thereof. The Company shall (a) give Purchaser the opportunity to, subject to the entry into a joint defense agreement with terms mutually agreeably to the parties, participate in the defense, settlement or prosecution of any Transaction Litigation, and shall consider Purchaser’s views and (b) consult with Purchaser with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company shall not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Purchaser has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.12 Listing of Shares. Prior to the Closing and subject to the stockholder approval rules of the NASDAQ, the Company and Purchaser shall each use their respective reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the Underlying Shares on the NASDAQ, subject to and in accordance with the principles set forth on Section 6.12 of the Company Disclosure Letter.

6.13 Certain Governance and Other Matters.

(a) The Company shall take all necessary action so that, effective as of the Closing:

(i) Directors. The Company Board is comprised of seven members, including (A) one individual designated by Purchaser prior to the Closing as the Series B-2 Preferred Director, and (B) the Chief Executive Officer of the Company.

(ii) Company Name. The name of the Company is changed to “Standard BioTools Inc.”

(b) The Company and Purchaser shall take the actions specified on Section 6.13(b) of the Company Disclosure Letter.

(c) The Company shall adopt and take all actions necessary to implement the 2022 Inducement Plan (as defined in the Company Disclosure Schedule) and take the other actions set forth in Section 6.13(c) of the Company Disclosure Schedule, in each case effective as of the Closing.

6.14 No Inconsistent Agreements. From the date of this Agreement through the Closing, neither the Company nor any of its Affiliates shall enter into any additional, or modify any existing, agreements with the Casdin Purchaser that have the effect of establishing rights or otherwise benefiting Casdin Purchaser in a manner more favorable in any respect to the rights and benefits established in favor of Purchaser by this Agreement, unless in any such case, Purchaser has been offered such rights and benefits and the Company has agreed to such amendments to this Agreement as may be necessary to provide such rights and benefits to Purchaser.

6.15 Transfer Restrictions.

(a) Subject to the exceptions set forth in Section 6.15(b), until the six-month anniversary of the Closing Date, Purchaser agrees not to, without the prior written consent of the Company Board (excluding the Series B-2 Preferred Director), directly or indirectly, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Series B-2 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-2 Preferred Stock (“Lock-Up Shares”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares (the actions specified in clauses (i) and (ii), other than any entry into a cash-settled Hedge, a “Transfer”). Thereafter, Purchaser shall not Transfer any shares of Series B-2 Preferred Stock held by Purchaser, including any Underlying Shares issued or issuable upon conversion of such shares of Series B-2 Preferred Stock, to an Activist Investor, to a Competitor or to any Person that would beneficially own, after giving effect to such Transfer, five percent or more of the outstanding Company Common Stock (measured on as-converted basis), in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to Purchaser’s knowledge after reasonable inquiry; provided, that the provisions of the foregoing clause shall not apply to (A) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (B) any Transfer into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (C) any Transfers through a bona fide sale to the public that is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act. Any attempt to Transfer in violation of the terms of this Section 6.15(a) shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee.

(b) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 6.15(a) shall not apply to the following:

(i) Transfers to any Affiliate of Purchaser, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) that is controlled, managed or advised by Purchaser or an Affiliate of Purchaser;

(ii) Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity (any transferees pursuant to clauses (i) and (ii), “Permitted Transferees”);

(iii) Transfers in connection with a change of control of any Purchaser Party;

(iv) Transfers or issuances of any limited partnership interests or other equity interests in any Purchaser Party (or any direct or indirect parent entity of such Purchaser Party, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)); provided, that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer;

(v) Transfers to the Company;

(vi) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction that results in all holders of the Voting Stock of the Company having the right to exchange such Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Company Common Stock); and

(vii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company of bankruptcy, insolvency or other similar proceedings;

provided, that in the case of clauses (i) and (ii), the Permitted Transferees (if not already a party hereto) must agree in writing to be bound by this Agreement.

6.16 Pre-Emptive Rights.

(a) Following the Closing Date, so long as Purchaser Parties, collectively, continue to beneficially own at least 25% of the Acquired Shares (including Underlying Shares issued on conversion of such Acquired Shares), calculated on an as-converted basis (without giving effect to any limitations on conversion in the Certificate of Designations), if the Company proposes to issue or sell any Equity Securities (other than any Excluded Securities) (“New Securities”) to any Person or Persons (the “Offeree”), the Company shall first offer to sell to each Purchaser Party a portion of such New Securities equal to the (i) the number of shares of Company Common Stock beneficially owned by such Purchaser Party divided by (ii) the total number of shares of Company Common Stock issued and outstanding, in each case as of immediately prior to such issuance and determined on an as-converted basis (the “Preemptive Percentage”). The Purchaser Parties shall be entitled to purchase such New Securities at the same price, on the same terms and subject to the same conditions as are to be offered to the Offeree. The Purchaser Parties electing to purchase their Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (“Participating Parties”) shall take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 6.16 as requested by the Company Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for such a transaction and do not require such Participating Parties to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Purchaser Party or any Casdin Party elects not to purchase all of the New Securities that it is entitled to purchase pursuant to the first sentence of this Section 6.16 or the first sentence of Section 6.16 of the Casdin Purchase Agreement, as applicable, each Participating Party that has elected to purchase its Preemptive Percentage of the New Securities proposed to be issued or sold to the Offeree (together with any Casdin Party that has elected to purchase its Preemptive Percentage of such New Securities, the “Fully Participating Parties”) shall be entitled to purchase an additional number of New Securities equal to the aggregate number of New Securities that the Purchaser Parties and/or Casdin Parties elected not to purchase; provided, that if there is an oversubscription in respect of such remaining New Securities due to more than one Fully Participating Party requesting additional New Securities, the oversubscribed amount shall be fully allocated among the Fully Participating Parties pro rata based on such Fully Participating Parties’ relative Preemptive Percentages.

(b) In order to exercise its purchase rights hereunder, a Purchaser Party shall, within 15 days after receipt of written notice (an “Offer Notice”) from the Company describing the New Securities being offered, the purchase price thereof, the payment terms and such Purchaser Party’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance or sale to the Offeree). If the Company receives no such notice from the Purchaser within 15 days after the Offer Notice is given, the Company shall be deemed to have notified the Company that it does not elect to participate.

(c) In connection with any exercise by Purchaser of its rights to purchase New Securities pursuant to this Agreement, the Company will cooperate with the Purchaser as reasonably requested by the Purchaser to complete any such purchase, including, to the extent requested by the Purchaser, entering into “blocker” arrangements with respect to derivative securities and effecting any required filings or notices required by any governmental agency at the Purchaser’s sole cost and expense. Purchaser shall take all such actions as may be reasonably necessary to complete any such purchase, including, without limitation, providing such information to the Company as requested in order to determine the Purchaser’s Preemptive Percentage and entering into such additional agreements as may be necessary and appropriate.

(d) During the 90 days following the expiration of the 15-day offering period described in Section 6.16(b), the Company shall be entitled to sell any New Securities that the Purchaser Parties have not elected to purchase to the Offeree at a price no less than the purchase price, and on other terms and subject to other conditions no more favorable than those, stated in the notice provided under Section 6.16(b) (in addition to the New Securities that the Company is not required to offer to the Purchaser Parties pursuant to the first sentence of Section 6.16(a)). Any New Securities proposed to be issued or sold by the Company to the Offeree after such 90-day period, or at a price or on terms or subject to conditions not complying with the preceding sentence, shall be reoffered to the Purchaser Parties pursuant to the terms of this Section 6.16 prior to any issuance or sale to the Offeree.

(e) For purposes of determining the Purchaser’s beneficial ownership of Company Common Stock, the Company shall be permitted to rely on any information provided to the Company by Purchaser and any public disclosures made by Purchaser.

(f) In the case of a proposed issuance or sale of New Securities for consideration in whole or in part other than cash, including securities acquired in exchange therefor, for purposes of this Section 6.16 the consideration other than cash shall be deemed to be cash in an amount equal to the fair value of such consideration as reasonably determined by the Company Board; provided, that such fair value as determined by the Company Board shall not exceed the aggregate market price of the securities being offered as of the date the Company Board authorizes the offering of such securities.

(g) Notwithstanding anything in this Agreement to the contrary, a Purchaser Party may designate any of its Permitted Transferees to purchase all or part of the New Securities offered to such Purchaser Party pursuant to Section 6.16(a); provided, that such Purchaser Party shall remain obligated to consummate the purchase if such designee fails to do so.

6.17 Standstill.

(a) Purchaser agrees that, from and after the Closing until the later of (x) the first anniversary of the Closing and (y) such time as the Purchaser Preferred Percentage is no longer equal to or greater than 7.5%, Purchaser shall not, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company (acting through the Company Board):

(i) (A) make, or in any way participate in, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its Subsidiaries, (B) call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or (C) seek the removal of any director from the Company Board (other than the Series B-2 Preferred Director);

(ii) make any public announcement with respect to, or submit a proposal or offer for, any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction involving the Company or any of its Subsidiaries (other than (A) any nonpublic proposal to the Company Board that would not require the Company, Purchaser or any other Person to make any public announcement or other disclosure with respect thereto or (B) any public disclosure in any filings by Purchaser or its Affiliates with the SEC to the extent required by applicable Law or stock exchange rules);

(iii) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its Subsidiaries, including with the Casdin Purchaser; provided, that taking any action contemplated by this Agreement shall not constitute a violation of this Section 6.17(a)(iii); or

(iv) take any action that would reasonably be expected to require the Company to make a public announcement regarding any actions prohibited by this Section 6.17(a);

provided, that nothing contained in this Section 6.17(a) shall limit, restrict or prohibit (x) any confidential, non-public discussions with or communications or proposals to management or the Company Board by Purchaser or its Affiliates or Representatives related to any of the foregoing, (y) any Purchaser Party’s ability to vote, Transfer, convert, exercise its rights under Section 6.16 or otherwise exercise rights with respect to its Series B-2 Preferred Stock or Company Common Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (z) the ability of the Series B-2 Preferred Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Company Board.

(b) Notwithstanding the foregoing, the restrictions set forth in Section 6.17(a) shall not apply if any of the following occurs:

(i) the Company enters into a definitive agreement providing for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose;

(ii) a tender offer or exchange offer for a majority of the capital stock of the Company is commenced by a third person (other than Purchaser and its Affiliates), which tender offer or exchange offer, if consummated, would result in a Change of Control (as defined in the Certificate of Designations), and either the Company Board recommends that the stockholders of the Company tender their shares in response to such offer or does not recommend against the tender offer or exchange offer within ten Business Days after the commencement thereof; or

(iii) the Company solicits from one or more Persons, or enters into discussions with one or more Persons, regarding a proposal with respect to a merger of, or a business combination transaction involving, the Company without similarly soliciting a proposal from Purchaser, or the Company makes a public announcement, with the approval of the Company Board, that it is seeking to sell itself.

6.18 Voting Threshold. Purchaser hereby grants a proxy to the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to vote any shares in excess of the Voting Threshold (as such term is defined in the Certificate of Designations) in the manner contemplated by the Certificate of Designations. The proxy granted herein is irrevocable and coupled with an interest and shall continue to apply following the transfer of any shares purchased herein to any Viking Party (as such term is defined in the Certificate of Designations).

ARTICLE VII

CONDITIONS TO THE VIKING TRANSACTION

7.1 Conditions to Each Party’s Obligations to Effect the Viking Transaction. The respective obligations of the Parties to consummate the Viking Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a) Requisite Stockholder Approval. The Company shall have received the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof).

(b) Regulatory Approval. The waiting periods (and any extensions thereof) applicable to the Viking Transaction pursuant to the HSR Act shall have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Viking Transaction issued by a court or other Governmental Authority of competent jurisdiction in the United States shall be in effect, and no statute, rule, regulation or order shall have been issued, enacted, entered, enforced, promulgated, entered into, enforced, or deemed applicable to the Viking Transaction by a Governmental Authority of competent jurisdiction in the United States that, in each case, prohibits, makes illegal or enjoins the consummation of the Viking Transaction.

(d) NASDAQ Matters. The consummation of the Viking Transaction shall not be prohibited by NASDAQ, and the Company shall not have received a written notice from NASDAQ (which notice has not been withdrawn or remedied) that such consummation will result in a delisting by NASDAQ of the Company Common Stock.

7.2 Conditions to the Obligations of Purchaser to Effect the Viking Transaction. The obligations of Purchaser to consummate the Viking Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Purchaser:

(a) Representations and Warranties.

(i) The representations and warranties of the Company set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5(a), Section 3.7(a)(ii), Section 3.7(b)(ii), Section 3.7(c) through (e), Section 3.8(b) and Section 3.26 shall be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(ii) The representations and warranties of the Company set forth in Section 3.7(a)(i) and Section 3.7(b)(i) shall be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), in each case except for inaccuracies that are de minimis.

(iii) The representation and warranty of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(iv) Except as provided elsewhere in this Section 7.2(a), all other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be so true and correct that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Company Material Adverse Effect. Since the date of this Agreement, no change, event, effect, occurrence or circumstance shall have occurred that, individually or in the aggregate, has had, or would reasonably be expected to have a Company Material Adverse Effect.

(d) Officer’s Certificate. Purchaser shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Certificate of Designations. The Company shall have delivered to Purchaser a copy of the Certificate of Designations that has been filed with and accepted (as of the Closing) by the Secretary of State of the State of Delaware.

(f) Evidence of Issuance. The Company shall have delivered to Purchaser evidence of the issuance (as of the Closing) of the Acquired Shares credited to book-entry accounts maintained by the Company.

(g) Reservation and Approval for Listing of Underlying Shares. The Underlying Shares shall have been reserved by the Company and approved for listing on the NASDAQ, subject to official notice of issuance.

(h) Casdin Purchase Agreement. Each of the conditions precedent to the obligations of the parties to the Casdin Purchase Agreement shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under the Casdin Purchase Agreement) of such conditions) and the Casdin Transaction shall be consummated at substantially the same time as the Closing.

(i) Opinion. The Company shall have delivered to Purchaser an opinion addressed to Purchaser from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, dated as of the Closing Date, substantially in the form included in Section 7.2(i) of the Company Disclosure Letter.

7.3 Conditions to the Company’s Obligations to Effect the Viking Transaction. The obligations of the Company to consummate the Viking Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement and (ii) those representations and warranties that expressly speak as of an earlier date, which representations shall have been true and correct as of such earlier date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Viking Transaction or the other transactions contemplated by this Agreement.

(b) Performance of Obligations of Purchaser. Purchaser shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Purchaser at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Purchaser, validly executed for and on behalf of Purchaser and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d) Payment of Purchase Price. VGO Drawdown shall have delivered to the Company payment of the VGO Drawdown Purchase Price and VGO Illiquid Investments shall have delivered to the Company payment of the VGO Illiquid Investments Purchase Price, in each case payable by wire transfer of immediately available funds to accounts designated in advance of the Closing Date by the Company.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Purchaser and the Company;

(b) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Viking Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Viking Transaction and has become final and non-appealable or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Viking Transaction that permanently prohibits, makes illegal or enjoins the consummation of the Viking Transaction; provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, judgment, action, statute, rule, regulation or order;

(c) by Purchaser or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on June 30, 2022 (the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Viking Transaction set forth in Article VII prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(d) by Purchaser or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment, postponement or other delay thereof) at which a vote on the Transactions is taken; provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof);

(e) by Purchaser, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); provided, that if such breach is capable of being cured by the Termination Date, Purchaser shall not be entitled to terminate this Agreement prior to the delivery by Purchaser to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating Purchaser’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Purchaser shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) Purchaser is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);

(f) by the Purchaser, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if Purchaser has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b); provided, that if such breach is capable of being cured by the Termination Date, the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Purchaser of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Purchaser Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company shall not be entitled to terminate this Agreement if (i) such breach has been cured within the Purchaser Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b); and

(h) by Purchaser or the Company, if the Casdin Purchase Agreement has been terminated in accordance with its terms.

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) shall deliver prompt written notice thereof to the other Party specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 8.1 shall be effective immediately on the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Party, as applicable, except that this Section 8.2, Section 8.3 and Article IX shall each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof shall relieve either Party from any liability for intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The rights and obligations under the Confidentiality Agreement shall survive in accordance with the terms of the Confidentiality Agreement.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Section 8.3 and in Section 9.2(b), all fees and expenses incurred in connection with this Agreement and the Viking Transaction will be paid by the Party incurring such fees and expenses whether or not the Viking Transaction is consummated.

(b) Company Payments.

(i) The Company shall, at or prior to the earlier to occur of (A) the date that is three Business Days following the termination of this Agreement pursuant to Section 8.1 (other than any termination pursuant to Section 8.1(g)) and (B) the Closing, reimburse Purchaser (or cause Purchaser to be reimbursed) for an amount not to exceed $1,250,000 in cash, by wire transfer of immediately available funds, for Purchaser’s documented expenses incurred in connection with this Agreement and the transactions contemplated hereby (collectively, the “Expense Reimbursement”).

(ii) If this Agreement is terminated by Purchaser or the Company pursuant to Section 8.1(d), then the Company shall promptly (and in any event within two Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $1,250,000 in cash, less any amount previously paid to Purchaser pursuant to Section 8.3(b)(i) (the “Company Termination Fee”), by wire transfer of immediately available funds (and, following such payment, no additional amounts shall be payable under Section 8.3(b)(i)).

(iii) If this Agreement is terminated by Purchaser pursuant to Section 8.1(f), then the Company shall promptly (and in any event within three Business Days) after such termination pay, or cause to be paid, to Purchaser an amount equal to $5,000,000 in cash (the “Change of Recommendation Termination Fee”), by wire transfer of immediately available funds.

(iv) If, within 12 months following termination of this Agreement by Purchaser or the Company pursuant to Section 8.1(d) or by Purchaser pursuant to Section 8.1(e), either (A) an Acquisition Transaction is consummated (other than in connection with the conversion of the Company’s Convertible Notes) or (B) the Company enters into a definitive agreement providing for an Acquisition Transaction, then the Company shall promptly (and in any event within three Business Days) after the earlier to occur of the events described in clauses (A) and (B), pay, or cause to be paid, to Purchaser an amount equal to $2,500,000 in cash (the “Acquisition Termination Fee”), by wire transfer of immediately available funds. For purposes of this Section 8.3(b)(ii), all references to “10%” in the definition of “Acquisition Transaction” shall be deemed to be references to “20%.”

(c) Payments; Default. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of the Viking Transaction, and that the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement is payable are uncertain and incapable of accurate calculation and that, without these agreements, the Parties would not enter into this Agreement, and, therefore, the Company Termination Fee, Change of Recommendation Termination Fee, Acquisition Termination Fee or Expense Reimbursement, if, as and when required to be paid pursuant to this Section 8.3, shall not constitute a penalty, but rather liquidated damages, and in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Viking Transaction. Accordingly, if the Company fails to timely pay any amount due pursuant to Section 8.3(b) and, in order to obtain such payment, Purchaser commences a Legal Proceeding that results in a judgment against the Company for the amount set forth in Section 8.3(b) or any portion thereof, the Company shall pay to Purchaser its costs and expenses (including reasonable attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of 5% plus the prime rate as published in The Wall Street Journal in effect on the date that such payment or portion thereof was required to be made through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law.

(d) Exclusivity of Remedies.

(i) Notwithstanding anything in this Agreement to the contrary, but subject to the last sentence of Section 8.3(c) and to this Section 8.3(d), in the event of any valid termination of this Agreement pursuant to Section 8.1 where the Company Termination Fee, the Change of Recommendation Termination Fee or the Acquisition Termination Fee is payable pursuant to Section 8.3(b) and such fee is actually paid to Purchaser or its designee, such fee (together with any Expense Reimbursement previously paid to Purchaser and any other fee that may be payable pursuant to Section 8.3(b)) shall constitute the sole and exclusive remedy of Purchaser against the Company Related Parties for any loss suffered as a result of the failure of the transactions contemplated by this Agreement and the Transaction Documents to be consummated, and on payment of the Company Termination Fee, the Change of Recommendation Termination Fee or Acquisition Termination Fee, as applicable (together with any Expense Reimbursement payable hereunder and any other fee that may be payable pursuant to Section 8.3(b)), none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement and the Transaction Documents (except that Purchaser may be entitled to remedies with respect to the Confidentiality Agreement, Section 8.3(a) and the last sentence of Section 8.3(c), as applicable); provided, that this Section 8.3(d)(i) shall not apply in the case of intentional fraud in respect of the statements made in this Agreement or any Willful Breach prior to its termination. The Parties acknowledge and agree that, subject to the last sentence of Section 8.3(c), in no event shall the Company be required to pay the Expense Reimbursement on more than one occasion, the Company Termination Fee on more than one occasion, the Change of Recommendation Termination Fee on more than one occasion or the Acquisition Termination Fee on more than one occasion.

(ii) Subject to Section 8.1 and Section 8.3(d)(iii), if Purchaser breaches this Agreement, the Company’s right to (A) seek an injunction, specific performance or other equitable relief in accordance with the terms and limitations of Section 9.8(b) or (B) terminate this Agreement and seek money damages from Purchaser in the event of intentional fraud in respect of the statements made in this Agreement or Willful Breach by Purchaser prior to termination shall be the sole and exclusive remedies (whether such remedies are sought in equity or at law, in contract, in tort or otherwise) of any of the Company Related Parties against any of the Purchaser Related Parties for any losses, damages, costs, expenses, obligations or liabilities arising out of or related to this Agreement (or any breach of any representation, warranty, covenant, agreement or obligation contained herein), the transactions contemplated by this Agreement (or any failure of such transactions to be consummated) or in respect of any oral representations made or alleged to be made in connection with this Agreement, the transactions contemplated herein or therein or otherwise (except that the Parties (or their Affiliates) shall remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement and Section 8.3(a)).

(iii) While each of the Company and Purchaser may pursue a grant of specific performance in accordance with Section 9.8(b), under no circumstances shall the Company or Purchaser be permitted or entitled to receive both (A) a grant of specific performance that results in the Closing occurring and (B) any money damages (including the Company Termination Fee, the Change of Recommendation Termination Fee and the Acquisition Termination Fee but, for the avoidance of doubt, excluding the Expense Reimbursement).

8.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of Purchaser and the Company (pursuant to authorized action by the Company Board (or a committee thereof)); provided, that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the NASDAQ rules without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of the Casdin Transaction (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the Casdin Purchaser and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of Purchaser hereunder shall, at the Casdin Purchaser’s option, be deemed to be made with respect to the Casdin Purchase Agreement and apply to the Casdin Purchaser. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Casdin Purchaser of any amendment or waiver of this Agreement. The Casdin Purchaser is an express third-party beneficiary of the prior two sentences of this Section 8.4.

8.5 Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement shall not constitute a waiver of such right.

ARTICLE IX

GENERAL PROVISIONS

9.1 Notices. All notices and other communications hereunder shall be in writing and will be deemed to have been duly delivered and received hereunder: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately on delivery by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender) or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below (provided, that any notice sent pursuant to clauses (a) or (b) shall be accompanied by notice sent by email within one Business Day after dispatch by such method):

(i)	if to Purchaser to:

Viking Global Opportunities Illiquid Investments Sub-Master LP / Viking

Global Opportunities Drawdown (Aggregator) LP

c/o Viking Global Investors LP

55 Railroad Avenue

Greenwich, CT 06830

Attention:         Legal and Compliance Department

Email:               legalnotices@vikingglobal.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention:         Michael Movsovich, P.C.

Email:               mmovsovich@kirkland.com

(ii)	if to the Company (prior to the Closing) to:

Fluidigm Corporation

2 Towers Place, Suite 2000

South San Francisco, CA 94080

Attention: Nicholas S. Khadder

Email: nick.khadder@fluidigm.com

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation 650 Page Mill Road

Palo Alto, CA 94304

Attention:     Robert F. Kornegay

                     Zachary Myers

                     Douglas K. Schnell

E-mail:         rkornegay@wsgr.com

                     zmyers@wsgr.com

                      dschnell@wsgr.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, either Party may provide notice to the other Party of a change in its address or e-mail address through a notice given in accordance with this Section 9.1, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.1, shall not be deemed to have been received until, and shall be deemed to have been received on, the later of the date (A) specified in such notice or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.1.

9.2 Tax Matters.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to Purchaser whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable Law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable Law, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to Purchaser, the Company shall provide reasonable prior notice to Purchaser in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with Purchaser in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all Transfer Taxes due on (i) the issue of the Acquired Shares and (ii) the issue of shares of Company Common Stock on conversion of the Acquired Shares. However, the Company shall not be required to pay any Transfer Tax that may be payable in respect of the issue or delivery (or any transfer involved in the issue or delivery) of Acquired Shares or shares of Company Common Stock issued on conversion of the Acquired Shares to a beneficial owner other than the initial beneficial owner of the Acquired Shares, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such Transfer Tax or has established to the reasonable satisfaction of the Company that such Transfer Tax has been paid or is not payable.

(c) Intended Tax Treatment. Purchaser and the Company agree not to treat the Series B-2 Preferred Stock (based on the terms set forth in the Certificate of Designations) as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and, as a consequence, no difference between the purchase price paid for the Series B-2 Preferred Stock and the Liquidation Preference (as defined in the Certificate of Designations) thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Purchaser (and their respective Affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (i) a change in relevant Law or official guidance from a taxing authority occurring after the Closing Date, (ii) after the Closing Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-2 Preferred Stock (from and after the effective date of such regulations), (iii) an amendment to the terms of the Certificate of Designations or (iv) a “determination” within the meaning of section 1313(a) of the Code.

9.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Party; provided, that Purchaser or any Purchaser Party may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more Permitted Transferees that agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned, so long as such assignment does not impede or delay the consummation of the Closing; provided, further, that no such assignment will relieve any Purchaser Party of its obligations hereunder prior to the Closing.

9.4 Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement shall: (a) not be superseded; (b) survive any termination of this Agreement in accordance with its terms; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto. Purchaser and its Representatives shall hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Purchaser or its Representatives pursuant to Section 6.7 in accordance with the Confidentiality Agreement.

9.5 Survival. All of the covenants or other agreements of the Parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. Except for the Company Fundamental Representations and the Purchaser Fundamental Representations, which shall survive until the sixth anniversary of the Closing Date, the representations and warranties made herein shall survive for 12 months following the Closing Date and shall then expire; provided, that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration by a Person entitled to make such claim pursuant to the terms and conditions of this Agreement. For the avoidance of doubt, claims may be made with respect to the breach of any representation, warranty or covenant until the applicable survival period therefor as described above expires. Notwithstanding anything to the contrary in this Agreement, in no event shall Purchaser be entitled to any recourse against the Company in excess of the sum of the VGO Drawdown Purchase Price and the VGO Illiquid Investments Purchase Price for any breach of any representation or warranty in this Agreement.

9.6 Third Party Beneficiaries. Unless expressly set forth herein, this Agreement is not intended to and shall not confer any rights or remedies on any person other than the Parties, their respective successors and permitted assigns.

9.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. On such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

9.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred on a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in Section 8.3(d)(iii), the Parties agree that (i) by seeking the remedies provided for in this Section 9.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (ii) nothing set forth in this Section 9.8 shall require any Party to institute any Legal Proceeding for (or limit any Party’s right to institute any Legal Proceeding for) injunctive relief or specific performance under this Section 9.8 prior or as a condition to exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.8 or anything set forth in this Section 9.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b) Specific Performance.

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties shall be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Purchaser, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Viking Transaction and without that right, neither the Company nor Purchaser would have entered into this Agreement.

(ii) The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 9.8 to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Purchaser, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Purchaser pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it shall use reasonable best efforts to cooperate with the other Party in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties prior to the Termination Date.

9.9 Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of Purchaser or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

9.10 Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Viking Transaction, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.1 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.10 shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Purchaser and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

9.12 No Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based on, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, Representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach, and, to the maximum extent permitted by applicable Law, each

Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by applicable Law: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance on any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary in this Section 9.12, nothing in this Section 9.12 shall be deemed to limit any liabilities or obligations of, or claims against, (x) any party to any other Transaction Document or serve as a waiver of any right on the part of any party to such other Transaction Document to initiate any Legal Proceedings permitted by, pursuant to, and in accordance with the specific terms of such other Transaction Document or (y) any Person in respect of intentional fraud in respect of the statements made in this Agreement.

9.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular Section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of): (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

9.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

FLUIDIGM CORPORATION

By:	/s/ S. Christopher Linthwaite
	Name:	S. Christopher Linthwaite
	Title:	Chief Executive Officer

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP

By:	/s/ Katerina Novak
	Name:	Katerina Novak
	Title:	Authorized Signatory

VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP

By:	/s/ Katerina Novak
	Name:	Katerina Novak
	Title:	Authorized Signatory

[Signature Page to Series B-2 Convertible Preferred Stock Purchase Agreement]

Exhibit A

CERTIFICATE OF DESIGNATIONS OF RIGHTS, PREFERENCES AND PRIVILEGES

OF SERIES B-2 CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.001

OF

STANDARD BIOTOOLS INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), STANDARD BIOTOOLS INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Eighth Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on February 15, 2011 (as amended from time to time prior to the filing of this Certificate of Designations, the “Certificate of Incorporation”), authorizes the issuance of 410,000,000 shares of capital stock, consisting of 400,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Certificate of Incorporation, the board of directors of the Company (the “Board”) is authorized to fix by resolution the designations, powers, preferences and rights, and the qualifications, limitations or restrictions, of any wholly unissued series of Preferred Stock, including to fix the number of shares constituting any such series.

That, pursuant to the authority conferred on the Board by the Certificate of Incorporation, the Board, on [•], adopted the following resolution designating a new series of Preferred Stock as “Series B-2 Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the designations, powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

Section 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series B-2 Convertible Preferred Stock” (the “Series B-2 Preferred Stock”). The number of authorized shares constituting the Series B-2 Preferred Stock shall be 128,267. That number from time to time may be increased (but not above the total number of authorized shares of the class of Preferred Stock of the Company) or decreased (but not below the number of shares of Series B-2 Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Company shall not have the authority to issue fractional shares of Series B-2 Preferred Stock.

Section 2. Ranking. Except as otherwise provided herein, the Series B-2 Preferred Stock shall rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with the Series B-1 Preferred Stock and, subject to Section 13(b), each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks on a parity basis with the Series B-2 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) subject to Section 13(b), junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company (other than the Series B-1 Preferred Stock) and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series B-2 Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

Section 3. Definitions.

(a) As used in this Agreement, the following terms shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) no Investor Party shall be deemed to be an Affiliate of any other Investor Party solely as a result of the Transactions. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Beneficially Own” means, with respect to any securities, having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), and the terms “Beneficial Ownership” and “Beneficial Owner” shall have correlative meanings.

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“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Casdin” means, collectively, Casdin Private Growth Equity Fund II, L.P., a Delaware limited partnership and Casdin Partners Master Fund, L.P., a Cayman Islands exempted limited partnership.

“Casdin Parties” means Casdin and each Permitted Transferee of Casdin to whom shares of Series B-1 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Casdin Purchase Agreement.

“Casdin Purchase Agreement” means the Series B-1 Convertible Preferred Stock Purchase Agreement by and between the Company and Casdin, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

“Certificate of Designations” means this Certificate of Designations relating to the Series B-2 Preferred Stock, as it may be amended from time to time.

“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the Beneficial Owner, directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, in which (A) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are the same as the holders of securities that represent at least a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (B) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction;

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(ii) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of related transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (A) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person or Parent Entity in such merger or consolidation transaction immediately after such transaction or (B) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company; or

(iii) shares of Common Stock or shares of any other Capital Stock into which the Series B-2 Preferred Stock is convertible are not listed for trading on any U.S. national securities exchange or cease to be traded in contemplation of a delisting.

For the avoidance of doubt, the Transactions shall not constitute a Change of Control.

“Change of Control Purchase Date” means, with respect to a share of Series B-2 Preferred Stock, (i) in the case of a conversion pursuant to Section 9(a)(i), the date on which the Company issues the shares of Common Stock on conversion of such share and (ii) in the case of a Change of Control Put, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“close of business” means 5:00 p.m. (New York City time) on any Business Day.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series B-2 Preferred Stock, and its successors and assigns.

“Conversion Price” means, for each share of Series B-2 Preferred Stock at any time, a dollar amount equal to the Liquidation Preference divided by the Conversion Rate as of such time.

“Conversion Rate” means 294.1176, subject to adjustment in accordance with Section 11.

“Effective Date” means the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable.

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“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition and the “Effective Date” definition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name shares of the Series B-2 Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series B-2 Preferred Stock for the purpose of making payment and settling conversions and for all other purposes; provided, that, to the fullest extent permitted by law, (a) no Person that has received shares of Series B-2 Preferred Stock in violation of the Viking Purchase Agreement shall be a Holder, (b) the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and (c) the Person in whose name the shares of the Series B-2 Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Investor Parties” means, collectively, the Casdin Parties and the Viking Parties.

“Issuance Date” means, with respect to any share of Series B-2 Preferred Stock, the date of issuance of such share.

“Last Reported Sale Price” of the Common Stock (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

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“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series B-2 Preferred Stock, as of any date, $1,000 per share.

“Mandatory Conversion Price” means, at any time, 250% of the Conversion Price as of such time.

“Market Disruption Event” means any of the following events:

(i) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by any exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(ii) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the Relevant Exchange.

“NASDAQ” means the Nasdaq Stock Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Stock Market or any successor thereto.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock Beneficially Owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Viking Purchase Agreement.

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“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Permitted Transferee” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, series, unincorporated organization or any other entity.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or a duly authorized committee thereof or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series B-2 Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means the Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of January 23, 2022 as it may be amended, supplemented or otherwise modified from time to time.

“Related Person” means (a) any executive officer of the Company, (b) any director of the Company or any Affiliate of such director and (c) any Person that, together with its Affiliates, holds 5% of more of the outstanding shares of Common Stock (measured on an as-converted basis).

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Series B Preferred Stock” means, collectively, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock.

“Series B-1 Certificate of Designations” means the Certificate of Designations relating to the Series B-1 Preferred Stock, as it may be amended from time to time.

“Series B-1 Preferred Stock” means the Series B-1 Convertible Preferred Stock of the Company.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, limited liability company, trust, association or other business entity of which a majority of the partnership, limited liability company,

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trust, association or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, trust, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, trust, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, limited liability company, trust, association or other business entity.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not.

“Tax Return” means any return, estimates, report, statement, information return or other document (including any related or supporting information such as a schedule or attachment thereto) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes, including any amendment thereof.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transactions” has the meaning set forth in the Viking Purchase Agreement.

“Transfer” has the meaning set forth in the Casdin Purchase Agreement or the Viking Purchase Agreement, as applicable.

“Transfer Agent” means the Person acting as transfer agent, Registrar and paying agent and Conversion Agent for the Series B-2 Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Computershare Trust Company, N.A.

“Viking” means, collectively, Viking Global Opportunities Illiquid Investments Sub-Master LP, a Cayman Islands exempted limited partnership and Viking Global Opportunities Drawdown (Aggregator) LP, a Cayman Islands exempted limited partnership.

“Viking Parties” means Viking and each Permitted Transferee of Viking to whom shares of Series B-2 Preferred Stock or Common Stock are Transferred pursuant to Section 6.15(b) of the Viking Purchase Agreement.

“Viking Preferred Percentage” means, as of any time, (a) the number of shares of Common Stock into which the shares of Series B-2 Preferred Stock beneficially owned by the Viking Parties are convertible (without regard to any limitations on conversion) divided by (b) the total number of shares of Common Stock issued and outstanding, in each case as of such time and assuming that all shares of Series B Preferred Stock outstanding are converted into shares of Common Stock (without regard to any limitations on conversion).

“Viking Purchase Agreement” means the Series B-2 Convertible Preferred Stock Purchase Agreement by and between the Company and Viking, dated as of January 23, 2022, as it may be amended, modified or supplemented from time to time.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series B Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

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“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(b) The following terms have the meanings set forth in the Sections referenced below:

Term	Section
1% Exception	Section 11(j)

Board	Preamble

Cap	Section 6(a)

Certificate of Incorporation	Preamble

Change of Control Call	Section 9(e)

Change of Control Effective Date	Section 9(c)

Change of Control Election Notice	Section 9(b)

Change of Control Put	Section 9(a)

Change of Control Put Price	Section 9(a)

Clause A Distribution	Section 11(c)(A)

Clause B Distribution	Section 11(c)(B)

Clause C Distribution	Section 11(c)(B)

Common Stock	Preamble

Company	Preamble

Constituent Person	Section 12(a)(iii)

Conversion Date	Section 8(a)

Conversion Notice	Section 8(a)(i)

DGCL	Preamble

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Distributed Property	Section 11(c)

Exchange Property	Section 12(a)(iii)

Final Change of Control Notice	Section 9(c)

Junior Stock	Section 2(b)

Mandatory Conversion	Section 7(a)

Mandatory Conversion Date	Section 7(a)

Notice of Mandatory Conversion	Section 7(b)

Notice of Redemption	Section 10(b)

Parity Stock	Section 2(a)

Preferred Stock	Preamble

Redemption	Section 10(a)

Redemption Date	Section 10(b)

Redemption Price	Section 10(a)

Reorganization Event	Section 12(a)(iii)

Senior Stock	Section 2(b)

Series B-1 Preferred Director	Section 14(a)

Spin-Off	Section 11(c)

Third Party Transfer Taxes	Section 19(b)

Trigger Event	Section 11(c)

Valuation Period	Section 11(c)

Voting Threshold	Section 13(a)

Section 4. Dividends. Subject to the provisions of this Certificate of Designations (including Section 13(b)), dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock from time to time. The Holders shall fully participate, on an as-converted basis (without regard to any limitations on conversion), in any dividends declared and paid or distributions on the Common Stock as if the Series B-2 Preferred Stock were, though the Series B-2 Preferred Stock shall not be, converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date, as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock.

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No dividend shall be declared or paid on the Series B-1 Preferred Stock unless a dividend in an equal amount per share is also declared or paid (as applicable) on the Series B-2 Preferred Stock.

Section 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series B-2 Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series B-2 Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series B-2 Preferred Stock that such Holders would have received had all holders of Series B Preferred Stock, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted all shares of Series B Preferred Stock into Common Stock (pursuant to Section 6(a) or Section 6(a) of the Series B-1 Certificate of Designations, as applicable (without regard to any of the limitations on convertibility contained therein)). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and shall have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to (i) Section 5(a) to all Holders, (ii) Section 5(a) of the Series B-1 Certificate of Designations to all holders of the Series B-1 Preferred Stock, and (iii) the liquidating distributions payable to all holders of any other Parity Stock, the amounts distributed to the Holders, the holders of the Series B-1 Preferred Stock and to the holders of all other Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company or a Subsidiary of the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the holders of Series B Preferred Stock shall not be entitled to any payments pursuant to Section 5(a) herein or Section 5(a) of the Series B-1 Certificate of Designations on account of such sale, conveyance, lease, exchange or transfer.

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Section 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series B-2 Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of any fractional shares or as otherwise set out in Section 8(f). The right of conversion may be exercised as to all or any portion of such Holder’s Series B-2 Preferred Stock from time to time; provided, that in each case, no right of conversion may be exercised by a Holder and its Affiliates in respect of fewer than 10,000 shares of Series B-2 Preferred Stock (unless (i) such conversion relates to all shares of Series B-2 Preferred Stock held by such Holder or (ii) with respect to Viking and its Affiliates, such lesser number of shares of Series B-2 Preferred Stock as Viking and its Affiliates represent is required so that, immediately following such conversion, Viking and its Affiliates would not beneficially own shares of Common Stock in excess of the Cap); provided, further, that neither Viking nor its Affiliates shall be entitled to convert shares of its Series B-2 Preferred Stock unless such conversion would not result in Viking, together with its Affiliates, beneficially owning more than 9.5% of the outstanding shares of the Company’s Common Stock (the “Cap”) (it being understood that this Cap shall only apply with respect to a voluntary conversion pursuant to this Section 6(a) and not pursuant to any other section in this Certificate of Designations, even if such section references this Section 6(a)). For so long Viking holds any shares of Series B-2 Preferred Stock, any amendment or waiver of this Cap shall require the approval of (i) Viking and (ii) the Company. In addition to any requirements contained in this Certificate of Designations, in connection with a voluntary conversion pursuant to this Section 6(a) by Viking or its Affiliates, the Holder requesting conversion shall represent (which may be included in the Conversion Notice), and the Company shall be entitled to rely upon such representation without independent investigation, that the issuance of such shares of Common Stock to such Holder pursuant to this Section 6(a) will not result in Viking, together with its Affiliates, beneficially owning outstanding shares of the Company’s Common Stock in excess of the Cap. Any shares of Common Stock issued to Viking and its Affiliates pursuant to this Section 6(a) in reliance on the representation described herein shall be validly issued, fully paid and non-assessable. This Cap shall only apply for so long as Viking represents to the Company that Viking or any of its Affiliates holds shares of Series B-2 Preferred Stock.

(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance on the conversion of the Series B-2 Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable on the conversion to Common Stock of all the shares of Series B-2 Preferred Stock then outstanding (without regard to any limitations on conversion). The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable on the conversion of all the shares of Series B-2 Preferred Stock then outstanding (without regard to any limitations on conversion). Any shares of Common Stock issued on conversion of Series B-2 Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

Section 7. Mandatory Conversion by the Company.

(a) At any time after the five year anniversary of the Original Issuance Date, if the Last Reported Sale Price of the Common Stock was greater than the Mandatory Conversion Price for at least twenty consecutive Trading Days immediately preceding the date of the Notice of Mandatory Conversion, the Company may elect to convert (a “Mandatory Conversion”) all, but not less than all, of the outstanding shares of Series B Preferred Stock into shares of Common Stock without regard to any limitations on conversion (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”). In the case of a Mandatory Conversion, each share of Series B-2 Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares or as otherwise set forth in Section 8(f).

(b) Notice of Mandatory Conversion. If the Company elects to effect a Mandatory Conversion, the Company shall, within five Business Days following the completion of the applicable period of 20 Trading Days referred to in Section 7(a), provide notice of such Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”). For the avoidance of doubt, a Notice of Mandatory Conversion shall not limit a Holder’s right to convert its shares of Series B-2 Preferred Stock on any Conversion Date prior to the Mandatory Conversion Date. The Mandatory Conversion Date selected by the Company shall be no less than ten Business Days and no more than 20 Business Days after the date on which the Company provides the Notice of Mandatory Conversion to the Holders. The Notice of Mandatory Conversion shall specify:

(i) the Mandatory Conversion Date selected by the Company;

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(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as anticipated to be in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder on conversion of each share of Series B-2 Preferred Stock held by such Holder.

Section 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series B-2 Preferred Stock pursuant to this Section 8(a) (the first Business Day on which such Holder has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A together with such additional information as the Conversion Agent may reasonably require (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided, that a Conversion Notice may be conditional on the completion of a Change of Control or other condition, transaction or event as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series B-2 Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any Third Party Transfer Taxes.

Notwithstanding the forgoing, with respect to a Mandatory Conversion pursuant to Section 7, the Conversion Date shall mean the Mandatory Conversion Date, regardless of whether the foregoing has occurred or been complied with.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series B-2 Preferred Stock, such shares of Series B-2 Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of Series B-2 Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three Trading Days thereafter; provided, that if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of

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Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), the Company shall issue the number of whole shares of Common Stock issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in Section 8(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder, by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or as set forth in the records of the Company or in a notice from the Holder to the Conversion Agent, as applicable (in the case of Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of shares of Series B-2 Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series B-2 Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series B-2 Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, on their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

(e) Partial Conversion. In case any certificate for shares of Series B-2 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-2 Preferred Stock not converted.

(f) No Fractional Shares. No fractional shares of Common Stock shall be delivered to the Holders on conversion of shares of Series B-2 Preferred Stock. In lieu of fractional shares otherwise issuable, each Holder shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional share of Common Stock issuable on conversion based on the VWAP of the Common Stock for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Common Stock. In order to determine whether the number of shares of Common Stock to be delivered to a Holder on the conversion of such Holder’s shares of Series B-2 Preferred Stock would include a fractional share, such determination shall be based on the aggregate number of shares of Series B-2 Preferred Stock of such Holder that are being converted and/or issued on any single Conversion Date or Change of Control Purchase Date.

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Section 9. Change of Control.

(a) Change of Control Put. In the event of a Change of Control, each Holder of outstanding shares of Series B-2 Preferred Stock may, at such Holder’s election, (i) effective as of immediately prior to the Change of Control Effective Date, convert all or a portion of its shares of Series B-2 Preferred Stock pursuant to Section 6(a) (without regard to any limitations on conversion) or (ii) require the Company to purchase all of such Holder’s shares of Series B-2 Preferred Stock that have not been so converted at a purchase price per share of Series B-2 Preferred Stock (a “Change of Control Put”) for an amount in cash (in the case of clause (A)) or the applicable consideration (in the case of clause (B)) for each such share of Series B-2 Preferred Stock (the “Change of Control Put Price”) equal to, at the Holder’s election (or if the Holder does not so elect, the greater of, as determined by the Board acting in good faith) (A) the Liquidation Preference of such share of Series B-2 Preferred Stock or (B) the amount of cash and/or other assets such Holder would have received in the transaction constituting a Change of Control had such Holder, immediately prior to such Change of Control, converted such share of Series B-2 Preferred Stock into Common Stock pursuant to Section 6(a) but without regard to any of the limitations on convertibility contained therein (provided, that if the kind or amount of securities, cash and other property receivable in such transaction is not the same for each share of Common Stock held immediately prior to such transaction by a Person, then the kind and amount of securities, cash and other property receivable on Change of Control Put following such transaction shall be deemed to be the weighted average of the types and amounts of consideration received by all holders of Common Stock). The Company shall not take any action that would be reasonably expected to impair the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets. For clarity, but subject to Section 9(e), any shares of Series B-2 Preferred Stock that a Holder does not convert as set forth in clause (i) above or subject to the Change of Control Put as set forth in clause (ii) above shall remain outstanding as provided herein.

(b) Initial Change of Control Notice. On or before the 20th Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice (the “Initial Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain (i) the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed), (ii) a description of the material terms and conditions of the Change of Control and (iii) the then-applicable Conversion Rate. No later than the later of (x) ten Business Days prior to the Change of Control Effective Date as set forth in the Initial Change of Control Notice and (y) the 20th Business Day following receipt of the applicable Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(a) shall notify the Company in writing thereof (a “Change of Control Election Notice”) and shall specify (A) whether such Holder is electing to exercise its rights pursuant to Section 9(a)(i), Section 9(a)(ii) or both, and (B) the number of shares of Series B-2 Preferred Stock subject thereto.

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(c) Final Change of Control Notice. Within ten days prior to the effective date of the Change of Control (the “Change of Control Effective Date”), a final written notice (the “Final Change of Control Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company on the Business Day immediately prior to the date such notice is sent, which notice shall contain:

(i) a statement setting forth in reasonable detail the calculation of the Change of Control Put Price with respect to such Holder;

(ii) the Change of Control Purchase Date, which shall be no later than ten Business Days after such notice is sent; provided, that a reasonable amount of time shall be provided between delivery of such notice and the Change of Control Purchase Date to allow such Holder to comply with the instructions delivered pursuant to Section 9(c)(iii); and

(iii) the instructions that a Holder must follow to receive the Change of Control Put Price in connection with such Change of Control.

(d) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must surrender to the Transfer Agent in accordance with the instructions delivered pursuant to Section 9(c)(iii), the certificates representing the shares of Series B-2 Preferred Stock to be repurchased by the Company or lost stock affidavits therefor, to the extent applicable.

(e) Change of Control Call. In the event of a Change of Control following which the Company merges with another person and is not the surviving corporation or the Common Stock is no longer listed on a U.S. national securities exchange, if a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a) within the time specified therein or has delivered a Change of Control Election Notice for less than all of its shares of Series B-2 Preferred Stock, the Company may elect to redeem (a “Change of Control Call”), subject to the right of such Holders to convert the Series B-2 Preferred Stock pursuant to Section 6(a) at any time prior to any such redemption, all of such Holders’ shares of Series B-2 Preferred Stock that are not subject to the Change of Control Election Notice (if any) at a redemption price per share, payable in cash, equal to the Change of Control Put Price. In order to elect a Change of Control Call, the Company must send an irrevocable notice of such election at the same time as the Initial Change of Control Notice, which notice shall contain the anticipated redemption date (which shall be contingent upon the closing of the Change of Control transaction or if the Change of Control transaction has already occurred, such date as elected by the Company no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Put Price, the amount of the Change of Control Put Price, and the last date for a Holder to convert its shares of Series B-2 Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Put Price for all outstanding shares of Series B-2 Preferred Stock.

(f) Delivery on Change of Control Put/Call. On a Change of Control Put or a Change of Control Call, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer of immediately available funds, the Change of Control Put Price for such Holder’s shares of Series B-2 Preferred Stock.

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(g) Treatment of Shares. Until a share of Series B-2 Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price, such share of Series B-2 Preferred Stock shall remain outstanding and shall be entitled to all of the powers, designations, preferences and other rights provided herein.

(h) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put and payment in full of the Change of Control Put Price after payments required pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money specified in Section 9(l) below pursuant to this Section 9 and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series B-2 Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6(a) and Section 7 after all payments required to be made by the Company pursuant to any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money have been made.

(i) Effect of Change of Control Put/Call. On full payment of the Change of Control Put Price for any shares of Series B-2 Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares of Series B-2 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Change of Control Put Price) of the Holder of such shares of Series B-2 Preferred Stock shall cease and terminate with respect to such shares.

(j) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Final Change of Control Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series B-2 Preferred Stock with respect to which such notice of withdrawal is being submitted.

(k) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

(l) For the avoidance of doubt, and not in limitation of the rights in this section, in the event of a Change of Control Put, the Company shall be permitted to pay the Change of Control Put Price required above in cash following the prior payment in full in cash all obligations of the Company and its Subsidiaries under any credit agreement, indenture or similar agreement evidencing indebtedness for borrowed money (including the termination of all commitments to lend, to the extent required by such credit agreement, indenture or similar agreement), which requires prior payment of the obligations thereunder (and termination of commitments thereunder, if applicable) as a condition to the payment of such Change of Control Put Price in cash. Nothing contained in this Section 9(l) shall limit a Holder’s right to pursue any remedies available to it hereunder.

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Section 10. Redemption at the Option of the Company.

(a) At any time after the seventh anniversary of the Original Issuance Date, the Company shall have the right (but not the obligation) to redeem all (but not less than all) of the then-outstanding shares of Series B Preferred Stock, at a redemption price per share of Series B Preferred Stock (payable by the Company in cash) equal to the Liquidation Preference (a “Redemption” and such amount, the “Redemption Price”).

(b) In connection with any Redemption, a written notice (a “Notice of Redemption”) shall be sent by or on behalf of the Company to each Holder as they appear in the records of the Company at least ten days and not more than 60 days before the date fixed for such redemption (the “Redemption Date”). The Notice of Redemption shall specify (i) the Redemption Date, (ii) the total number of shares of Series B-2 Preferred Stock to be redeemed from the applicable Holder, (iii) the amount per share payable to such Holder and (iv) the procedures that such Holders of shares of Series B-2 Preferred Stock must follow in order to receive the Redemption Price for their shares of Series B-2 Preferred Stock to be redeemed. The Company shall deliver or cause to be delivered to each Holder that has complied with the instructions set forth in such Notice of Redemption, cash by wire transfer in an amount equal to the Redemption Price for each share of Series B-2 Preferred Stock held by such Holder.

(c) Prior to any Redemption, each Holder of outstanding shares of Series B-2 Preferred Stock may, at such Holder’s election, effective prior to such Redemption on a date designated by the Holder, convert all or a portion of its shares of Series B-2 Preferred Stock pursuant to Section 6(a) (following a Notice of Redemption, without regard to any limitations on conversion).

(d) On full payment of the Redemption Price for all shares of Series B-2 Preferred Stock subject to a Redemption, such shares of Series B-2 Preferred Stock shall no longer be deemed to be outstanding for any purpose and all rights (except the right to receive the Redemption Price) of the Holder of such shares of Series B-2 Preferred Stock shall cease and terminate with respect to such shares.

Section 11. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Series B-2 Preferred Stock participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and on the same terms as holders of the Common Stock and solely as a result of holding the Series B-2 Preferred Stock, in any of the transactions described in this Section 11, without having to convert their shares of Series B-2 Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series B-2 Preferred Stock held by such Holder.

(a) If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this Section 11(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 11(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Company issues to all or substantially all holders of the Common Stock and/or the Series B-1 Preferred Stock any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

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OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 11(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 11(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith and in a commercially reasonable manner.

(c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in Section 11(j)) pursuant to Section 11(a) or Section 11(b), (ii) dividends or distributions paid exclusively in cash that are also paid to the Holders of the Series B-2 Preferred Stock pursuant to Section 4, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Company, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this Section 11(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

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where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Company in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 11(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Company issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Company shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Company shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Stock actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of shares of Series B-2 Preferred Stock shall receive, in respect of each such share, at the same time and on the same terms as holders of the Common Stock, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Company determines the “FMV” (as defined above) of any distribution for purposes of this Section 11(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 11(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 3(a) as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Stock on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 11(c) (and subject in all respect to Section 11(h)), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 11(c) (and no adjustment to the Conversion Rate under this Section 11(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 11(c). If any such right, option

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or warrant, including any such existing rights, options or warrants distributed prior to the Original Issuance Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 11(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 11(a), Section 11(b) and Section 11(c), if any dividend or distribution to which this Section 11(c) is applicable also includes one or both of:

(1)	a dividend or distribution of shares of Common Stock to which Section 11(a) is applicable (a “Clause A Distribution”); or

(2)	a dividend or distribution of rights, options or warrants to which Section 11(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 11(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 11(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by Section 11(a) and/or Section 11(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 11(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 11(b).

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(d) If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Company in good faith and in a commercially reasonable manner) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 11(d) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this Section 11(d)) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

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If the Company or one of its Subsidiaries is obligated to purchase the Common Stock pursuant to any such tender or exchange offer described in this Section 11(d) but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

(e) Notwithstanding this Section 11 or any other provision of this Certificate of Designations, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) a Holder has converted its shares of Series B-2 Preferred Stock and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole shares of Common Stock based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such shares of Common Stock would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the shares of Common Stock issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

(f) Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

(g) In addition to those adjustments required by Section 11(a), Section 11(b), Section 11(c) and Section 11(d), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Company’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish income Tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall deliver to the Holder of each share of Series B-2 Preferred Stock and the Conversion Agent a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(h) If the Company has a stockholder rights plan in effect on conversion of any shares of Series B-2 Preferred Stock, each share of Common Stock, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if,

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prior to any conversion of shares of Series B-2 Preferred Stock, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 11(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(i) Notwithstanding anything to the contrary in this Section 11, the Conversion Rate shall not be adjusted:

(i) on the issuance of shares of Common Stock at a price below the Conversion Price or otherwise, other than any such issuance described in Section 11(a), Section 11(b) or Section 11(c);

(ii) on the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(iii) on the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Company or any of the Company’s Subsidiaries or in connection with any such shares withheld by the Company for Tax withholding purposes;

(iv) on the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Original Issuance Date;

(v) for a tender offer by any party other than a tender offer by the Company or one or more of the Company’s Subsidiaries as described in Section 11(d);

(vi) on the repurchase of any shares of the Common Stock pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under Section 11(d); or

(vii) solely for a change in the par value (or lack of par value) of the Common Stock.

(j) The Company shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Company shall carry forward any adjustment to the Conversion Rate that the Company would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Series B-2 Preferred Stock (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this Section 11(j) are referred to as the “1% Exception”. All calculations and other determinations under this Section 11 shall be made by the Company and shall be made to the nearest 1/10,000th of a share.

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(k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Conversion Agent an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until the Conversion Agent shall have received such Officers’ Certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(l) For purposes of this Section 11 the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 12. Reorganization Events.

(a) In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each, a “Reorganization Event”), each share of Series B-2 Preferred Stock outstanding immediately prior to such Reorganization Event shall, without the consent of the Holders and subject to Section 12(d) and Section 13(b), remain outstanding but shall become convertible into the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property that have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series B-2 Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series B-2

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Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 12(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock. For the avoidance of doubt, if any Reorganization Event constitutes a Change of Control, the provisions of Section 9 shall also apply.

(b) Successive Reorganization Events. The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 11 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by all the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than 30 days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 12.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B-2 Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 12 and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series B-2 Preferred Stock into Capital Stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

Section 13. Voting Rights.

(a) General. Holders of shares of Series B-2 Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws. Each Holder shall be entitled to the number of votes with respect to the shares of Series B-2 Preferred Stock held by such Holder equal to

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(i) the largest number of whole shares of Common Stock into which all shares of Series B-2 Preferred Stock could be converted pursuant to Section 6(a) (for the avoidance of doubt, without regard to any limitations on conversion) multiplied by (ii) (A) the number of shares of Series B-2 Preferred Stock held by such Holder divided by (B) the aggregate number of issued and outstanding shares of Series B-2 Preferred Stock, in each case at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters; provided, that to the extent the Series B-2 Preferred Stock held by the Viking Parties would, in the aggregate, represent voting rights with respect to more than 19.9% of the Company’s outstanding Common Stock (including the Series B-2 Preferred Stock on an as-converted basis) (the “Voting Threshold”), the Viking Parties shall not be permitted to exercise the voting rights with respect to any shares of Series B-2 Preferred Stock held by them in excess of the Voting Threshold and the Chief Financial Officer or the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, shall exercise the voting rights with respect to such shares of Series B-2 Preferred Stock in excess of the Voting Threshold in a Neutral Manner.

(b) Investor Consent Rights. In addition to, and not in limitation of, Section 13(a), the vote or written approval or election of the Holders of at least 60% of the shares of Series B Preferred Stock outstanding at such time, voting or providing such approval or election together as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action, to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock (other than Series B-1 Preferred Stock in connection with the Transactions) or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series B-1 Preferred Stock or Series B-2 Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

(ii) the declaration or payment of any dividend or distribution on any Capital Stock of the Company;

(iii) the purchase, redemption or other acquisition for consideration by the Company, directly or indirectly, of any Common Stock or other Junior Stock, except for (A) the “net” or “cashless” exercise of stock options or warrants, (B) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted stock units or other stock awards or (C) settlement in cash of restricted stock units or other stock-based awards, in each case of (A) through (C), in the ordinary course of business pursuant to an existing equity plan of the Company or any equity plan approved by the Board;

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(iv) any amendment or alteration (whether by merger, consolidation, operation of law or otherwise) to the rights, preferences, privileges or voting powers of the Series B-1 Preferred Stock or Series B-2 Preferred Stock; or

(v) any amendment, alteration or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series B-2 Preferred Stock.

(c) Director Consent Rights. For so long as the Viking Preferred Percentage is equal to or greater than 7.5%, the vote or consent of at least a majority of the whole Board, including the Series B-2 Preferred Director, if such Series B-2 Director is then in office, either in writing without a meeting or by vote at any meeting, shall be necessary for, directly or indirectly, taking any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) (A) any amendment, alteration, modification or repeal (whether by merger, consolidation, operation of law or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that increases the size of the Board above seven directors after the Original Issuance Date or (B) the authorization or adoption of any resolution that would have the effect of increasing the number of directors constituting the Board above seven directors;

(ii) the hiring, promotion, demotion or termination of the Chief Executive Officer (whether on an interim basis or otherwise) of the Company;

(iii) entering into or modifying (including by waiver) any transaction, agreement or arrangement with, or for the benefit of, any Related Person unless such transaction, agreement or arrangement has been approved by a majority of the disinterested directors of the Company; other than (A) employment or indemnification arrangements with directors (except in a manner that treats the Series B-2 Preferred Director materially differently from the other directors), officers or employees of the Company or any of its Subsidiaries and any benefit plans or employment benefits in the ordinary course of business, (B) routine non-compensatory employment matters such as invention assignment agreements in the ordinary course of business consistent with past practice, (C) transactions, agreements or arrangements involving less than $120,000 per year, (D) transactions, agreements or arrangements contemplated by the Casdin Purchase Agreement or the Viking Purchase Agreement, (E) transactions, agreements or arrangements approved by the Compensation Committee or the Nominating and Corporate Governance Committee of the Board in accordance with its charter as in effect as of the Original Issuance Date (or as may be amended from time to time by the Board (including the Series B-2 Preferred Director if such Series B-2 Director is then in office)), (F) transactions pursuant to agreements already in effect (but excluding any modifications to such agreements) or (G) transactions, agreements or arrangements under the Company’s and its Subsidiaries’ benefit plans (including any assumed plans), including, without limitation, option exercises, vesting of restricted stock units, or otherwise, (1) the “net” or “cashless” exercise of stock options or warrants, (2) the withholding or repurchase of Capital Stock to satisfy applicable tax withholding obligations arising in connection with exercised stock options or the vesting or settlement of restricted stock units or other stock awards or (3) settlement in cash of restricted stock units or other stock-based awards, in each case of (1) through (3), in the ordinary course of business pursuant to the Company’s and its Subsidiaries’ equity plans (including any assumed plans);

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(iv) any voluntary petition under any applicable federal or state bankruptcy or insolvency law effected by the Company or any Subsidiary of the Company;

(v) any change in the principal business of the Company or entry by the Company into any material new line of business; or

(vi) for a period of three years after the Original Issuance Date (or such shorter period ending immediately when the Viking Preferred Percentage is less than 7.5%), (A) any acquisition (including by merger, consolidation or acquisition of stock or assets) of any assets, securities or property of any other Person or (B) any sale, lease, license, transfer or other disposition of any assets of the Company or any of its Subsidiaries (in each case other than acquisitions or dispositions of inventory or equipment in the ordinary course of business and consistent with past practice) for consideration in excess of $50,000,000 in the aggregate in any six month period.

(d) Each Holder of Series B-2 Preferred Stock shall have one vote per share on any matter on which Holders of Series B-2 Preferred Stock are entitled to vote either (i) separately as a single class or (ii) together with Holders of the Series B-1 Preferred Stock as a single class, in each case whether at a meeting or by written approval or election, without giving effect to limitations associated with the Cap or the Voting Threshold.

(e) The vote or written approval of the Holders of 75% of the shares of Series B-2 Preferred Stock outstanding at such time, voting together as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be sufficient to waive or amend the provisions of Section 9(h) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(h) approved by such percentage of the Holders shall be binding on all of the Holders.

(f) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws, to the fullest extent permitted by applicable law, the holders of Series B Preferred Stock shall have the exclusive approval, election and voting rights set forth in Section 13(b) and may effectuate such rights by delivering an approval, election or consent in writing or by electronic transmission of the requisite holders of the Series B Preferred Stock.

(g) On the acquisition of shares of Series B-2 Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Financial Officer and the General Counsel of the Company in office from time to time, each of them individually, with full power of substitution and resubstitution, to consent, approve or vote any shares of Series B-2 Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 13(a) with respect to any matters that must be voted in a Neutral Manner.

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Section 14. Series B-2 Preferred Director.

(a) For so long as the Viking Preferred Percentage is equal to or greater than 7.5%, the Holders of a majority of the outstanding shares of Series B-2 Preferred Stock, voting separately as a single class, and for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold, shall be entitled, at each annual meeting of the stockholders of the Company or at any special meeting called for the purpose of electing directors, to nominate and elect one member of the Board (a “Series B-2 Preferred Director”). The Series B-2 Preferred Director shall not be subject to the classified board of directors provisions of Article V, Section 2 of the Certificate of Incorporation nor classified into Class I, Class II or Class III. The initial Series B-2 Preferred Director, designated by Viking pursuant to Section 14(b), shall take office effective as of the Original Issuance Date. Each Series B-2 Preferred Director appointed or elected to the Board of Directors shall continue to hold office until the next annual meeting of the stockholders of the Company and until his or her successor is elected and qualified in accordance with this Section 14(a) and the Bylaws or until such individual’s earlier resignation, death or removal. A majority of the outstanding shares of the Series B-2 Preferred Stock, voting separately as a single class, at a meeting called for such purpose shall have the sole right to remove the Series B-2 Preferred Director. Any vacancy created by the removal, resignation or death of the Series B-2 Preferred Director may be filled by a majority of the directors in office from time to time, but shall solely be filled with the approval of the holders of a majority of the outstanding shares of the Series B-2 Preferred Stock, voting as a single class and, for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold.

(b) The initial Series B-2 Preferred Director shall be Dr, Martin Madaus, who shall serve until the 2022 annual meeting of the Company’s stockholders or such individual’s earlier resignation, death or removal.

(c) In accordance with the provisions of this Section 14, at each meeting of the Company’s stockholders at which the election of the Series B-2 Director is to be considered, the Board of Directors shall duly nominate the Series B-2 Preferred Director designated by the holders of a majority of the Series B-2 Preferred Stock for election to the Board of Directors by the holders of the Series B-2 Preferred Stock, subject to the terms and conditions of the Viking Purchase Agreement.

(d) Without prejudice to the rights of Viking pursuant to the Viking Purchase Agreement, after the Original Issuance Date, and subject to applicable Law and the listing standards of Relevant Exchange, the Series B-2 Preferred Director shall be offered the opportunity, with respect to each standing committee of the Board, at Viking’s option, to sit on such committee. If the Series B-2 Preferred Director fails to satisfy the applicable qualifications under Law or stock exchange listing standard to sit on any committee of the Board, then the Board shall offer such Series B-2 Preferred Director the opportunity to attend (but not vote at) the meetings of such committee as an observer.

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(e) The Series B-2 Preferred Director shall be entitled to receive similar compensation, benefits, reimbursement (including of reasonable travel expenses), indemnification and insurance coverage for his or her service as director as the other non-employee directors of the Company. For so long as the Company maintains directors and officers liability insurance, the Company shall include the Series B-2 Preferred Director as an “insured” for all purposes under such insurance policy for so long as the Series B-2 Preferred Director is a director of the Company and for the same period as for other former directors of the Company when the Series B-2 Preferred Director ceases to be a director of the Company.

Section 15. Term. Except as expressly provided in this Certificate of Designations, the shares of Series B-2 Preferred Stock shall not be redeemable or otherwise mature and the term of the Series B-2 Preferred Stock shall be perpetual.

Section 16. No Sinking Fund. Shares of Series B-2 Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

Section 17. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series B-2 Preferred Stock shall be Computershare Trust Company, N.A. The Company may appoint any other Person reasonably satisfactory to the Holders to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series B-2 Preferred Stock and thereafter may remove or replace such other Person at any time, subject to the appointment of a replacement reasonably satisfactory to the Holders. On any such appointment or removal, the Company shall send notice thereof to the Holders.

Section 18. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series B-2 Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense on surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense on delivery to the Company and the Transfer Agent of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any reasonable indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series B-2 Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series B-2 Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series B-2 Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or on the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series B-2 Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, on receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver certificates representing the shares of Common Stock issuable on conversion of such shares of Series B-2 Preferred Stock formerly evidenced by the physical certificate.

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Section 19. Taxes.

(a) Withholding. The Company and its paying agent shall be entitled to deduct or withhold on all applicable payments made to the relevant Holder whether in the form of cash or otherwise such Tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts shall be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, for the avoidance of doubt, that if the Company determines that an amount is required to be deducted or withheld on any payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold Taxes on such payment and shall reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar Taxes due on the issuance of shares of Series B-2 Preferred Stock or the issuance of shares of Common Stock on conversion of Series B-2 Preferred Stock pursuant hereto. However, in the case of conversion of Series B-2 Preferred Stock, the Company shall not be required to pay any such Tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B-2 Preferred Stock or Common Stock to a Beneficial Owner other than the initial Beneficial Owner of Series B-2 Preferred Stock (“Third Party Transfer Taxes”), and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such Tax or has established, to the reasonable satisfaction of the Company, that such Tax has been paid or is not payable.

(c) Tax Treatment. It is intended that (i) the Series B-2 Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, no difference between the purchase price paid for the Series B-2 Preferred Stock and the Liquidation Preference thereof shall, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all Tax Returns in a manner consistent with the foregoing intended Tax treatment and shall not take any Tax position that is inconsistent with such intended Tax treatment except in connection with, or as required by, any of the following: (A) a change in relevant law or official guidance from a Taxing authority occurring after the Original Issuance Date, (B) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series B-2 Preferred Stock (from and after the effective date of such regulations), (C) an amendment to the terms of this Certificate of Designations or (D) a “determination” within the meaning of section 1313(a) of the Code.

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Section 20. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given on the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, or the date of such delivery, if delivered by electronic mail (provided that no bounceback or similar “undeliverable” message is received by such sender), addressed: (a) if to the Company, to its office at Standard BioTools Inc., 2 Tower Place, Suite 2000, South San Francisco, California 94080 (Attention: General Counsel) (or such e-mail address as specified by the Company, in the case of delivery by electronic mail), (b) if to any Holder, to such Holder at the address (or email address, in the case of delivery by electronic mail) of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (c) to such other address (or email address, in the case of delivery by electronic mail) as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

Section 21. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date and the number of shares of Series B-2 Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

Section 22. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series B-2 Preferred Stock granted hereunder may be waived as to all shares of Series B-2 Preferred Stock (and the Holders thereof) on the vote or written approval or election of the Holders of a majority of the shares of Series B-2 Preferred Stock then outstanding and, for the avoidance of doubt, without giving effect to limitations associated with the Cap or the Voting Threshold.

Section 23. Severability. If any term of the Series B-2 Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term shall, nevertheless, remain in full force and effect, and no term herein set forth shall be deemed dependent on any other such term unless so expressed herein.

Section 24. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Viking Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Viking Parties or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless, in the case of any such person who is a director or officer of the Company, such

35

business opportunity is expressly offered to such director or officer in his or her capacity as a director or officer of the Company. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 24. Neither the alteration, amendment or repeal of this Section 24, nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 24, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 24 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 24, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 24 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 24 (including, without limitation, each portion of any paragraph of this Section 24 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 24 (including, without limitation, each such portion of any paragraph of this Section 24 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 24 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [___] day of [___], 2022.

STANDARD BIOTOOLS INC.

By:
Name:
Title:

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series B-2 Convertible Preferred Stock, par value $0.001, of Standard BioTools Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B-2 Convertible Preferred Stock, par value $0.001 per share (the “Series B-2 Preferred Stock”), of Standard BioTools Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Number of shares of Series B-2 Preferred Stock to be converted:

Share certificate no(s). of Series B-2 Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series B-2 Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

ANNEX D

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) dated and effective as of January 23, 2022 (the “Effective Date”) between CASDIN PARTNERS MASTER FUND, L.P., a Cayman Islands exempted limited partnership (“Master Fund”), CASDIN PRIVATE GROWTH EQUITY FUND II, L.P., a Delaware limited partnership (“PGE Fund” and together with Master Fund, each a “Lender” and collectively, the “Lenders”) and FLUIDIGM CORPORATION, a Delaware corporation (“Borrower”), provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP, provided, however, that if at any time any change in GAAP would affect the computation of any covenant or requirement set forth in any Loan Document, and either Borrower or any Lender shall so request, Borrower and Lenders shall negotiate in good faith to amend such covenant or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, (i) such covenant or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further, that (x) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP. Notwithstanding the foregoing, all financial covenant (if any) and other financial calculations shall be computed with respect to Borrower only, and not on a consolidated basis. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2 LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Lenders the Outstanding Principal Amount of the Loan and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.2 Loan.

2.2.1 [Reserved]

2.2.2 Loan.

(a) Availability. Subject to the terms and conditions of this Agreement, Master Fund shall make one term loan to Borrower in an aggregate original principal amount equal to Eight Million and Seven Hundred Fifty Thousand Dollars ($8,750,000) (the “Master Fund Loan”) and PGE Fund shall make one term loan to Borrower in an aggregate original principal amount equal to Three Million and Seven Hundred Fifty Thousand Dollars ($3,750,000) (the “PGE Fund Loan” and collectively with the Master Fund Loan, the “Loan”). The Loan shall equal an aggregate original principal amount of Twelve Million and Five Hundred Thousand Dollars ($12,500,000).

(b) Repayment. Unless earlier converted, the Outstanding Principal Amount of the Loan (inclusive of principal and accrued and unpaid interest) shall be due and payable in cash on the Loan Maturity Date. Interest shall be due and payable in accordance with Section 2.4(b) hereof. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the Borrower to such Lender resulting from the Loan made by such Lender from time to time, including the amounts of principal and interest payable and

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paid to such Lender from time to time under this Agreement. The entries made in the accounts maintained pursuant to this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Obligations in accordance with their terms.

(c) No Permitted Prepayment. Borrower shall not have the option to pay any of the balance under the Loan before the Loan becomes due without the consent of the Lenders.

(d) Evidence of Debt. Each Lender may request that the Loan made by it hereunder be evidenced by a Promissory Note. In such event, the Borrower shall execute and deliver to such Lender a Promissory Note dated the Effective Date, payable to the order of such Lender in an amount equal to the Master Fund Loan or the PGE Fund Loan, as applicable.

2.3 [Reserved]

2.4 Payment of Interest on the Loan.

(a) Interest Rates.

(i) [Reserved]

(ii) Loan; Interest; Computation. The Borrower agrees to pay to Lenders interest on the Outstanding Principal Amount of the Loan at the Applicable Interest Rate for the period from the Funding Date (as defined herein) until the date the Loan shall be paid in full.

(b) All interest shall (a) accrue daily, (b) be payable “in kind” by adding such interest to the Outstanding Principal Amount on the last Business Day of each month after the Funding Date and (c) constitute principal thereafter. On each such last Business Day of each month after the Funding Date, accrued interest shall be capitalized. For the avoidance of doubt, under the terms of this Agreement accrued interest under the Loan shall first be due by Borrower to Lenders on January 31, 2022.

2.5 Fees. Borrower shall pay to Lenders all Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date when due (or, if no stated due date, upon demand by Lenders).

2.6 Payments; Application of Payments.

(a) All payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. New York time on the date when due. Payments of principal and/or interest received after 12:00 p.m. New York time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid in accordance with the Master Fund Loan or the PGE Fund Loan, as applicable.

(b) Lenders have the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Lenders shall allocate or apply any payments required to be made by Borrower to Lenders or otherwise received by Lenders under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

2.7 Withholding.

(a) Payments received by Lenders from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto), except as required by applicable law. Specifically, however, if at any time any

2

applicable law requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to any Lender, Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. Borrower will, upon request, furnish such Lender with proof reasonably satisfactory to such Lender indicating that Borrower has made such withholding payment.

(b)

(i) Each Lender shall deliver to Borrower, on the Effective Date and at the time or times reasonably requested by the Borrower, properly completed documentation certifying that it is not subject to backup withholding, together with any other documentation such Lender is legally entitled to deliver establishing an exemption from or reduction in the applicable rate of any withholding tax. Notwithstanding anything to the contrary in this Section 2.7, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (b)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:

(1) in the case of a Lender that is not a U.S. Person claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Lender that is not a U.S. Person claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate executed under penalty of perjury to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

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(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall at Borrower’s request update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.

(c) The agreements and obligations of Borrower and Lenders contained in this Section 2.7 shall survive the termination of this Agreement.

2.8 Original Issue Discount. The parties acknowledge and agree that the Loan pursuant to this Agreement will be issued with original issue discount (as that term is used in Section 1273(a) of the Internal Revenue Code of 1986, as amended) solely for U.S. federal, state and local income tax purposes. Additional information regarding original issue discount, including the issue date and the yield to maturity with respect to Term Loans can be obtained by contacting Borrower at the address listed in Article 10.

3 CONDITIONS OF LOANS

3.1 Conditions Precedent to Loan. Lenders’ obligation to make the Loan is subject to the condition precedent that Lenders shall have received, in form and substance satisfactory to Lenders, such documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed signatures to the Loan Documents;

(b) the Operating Documents and good standing certificates of Borrower certified by the Secretary of State (or equivalent agency) of Borrower’s jurisdiction of organization or formation and each jurisdiction in which Borrower is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Effective Date;

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(c) a secretary’s certificate of Borrower with respect to such Borrower’s Operating Documents, incumbency, specimen signatures and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(d) [Reserved];

(e) certified copies, dated as of a recent date, of financing statement searches, as Lenders may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the Loan, will be terminated or released;

(f) payment of the fees and Lender Expenses then due as specified in Section 2.5 hereof; and

(g) duly executed subordination agreements by Subsidiaries that would subordinate any outstanding Indebtedness owing from Borrower to such Subsidiaries, which subordination agreement shall (i) be in form and substance similar to the subordination agreements in existence among such Subsidiaries and Silicon Valley Bank and (ii) subordinate such Indebtedness to the Obligations.

3.2 [Reserved]

3.3 [Reserved]

3.4 Procedures for Borrowing.

(a) [Reserved]

(b) Loan. Subject to the prior satisfaction of all other applicable conditions to the making of the Loan set forth in this Agreement, to obtain the Loan, Borrower shall notify Lenders (which notice shall be irrevocable) by electronic mail by 12:00 noon New York time on the date on which the Loan is made to or for the account of Borrower. Such notice shall be in a written format acceptable to Lenders that is executed by an Authorized Signer.

4 [RESERVED]

5 REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as of the Effective Date as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. Borrower represents and warrants to Lenders that, except as may have been updated by a notification to Lenders pursuant to Section 7.2, (a) Borrower’s exact legal name is that indicated on the signature page hereof; and (b) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction. If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Lenders of such occurrence and provide Lenders with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority

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(except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 [Reserved]

5.3 [Reserved]

5.4 Litigation. Except as disclosed, there are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to result in expenses to Borrower of more than One Million Dollars ($1,000,000).

5.5 Financial Statements; Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Lenders fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Lenders.

5.6 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in compliance with all applicable laws. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000).

To the extent Borrower defers payment of any contested taxes, Borrower shall (i) notify Lenders in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien that is other than a “Permitted Lien.” Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

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5.10 Use of Proceeds. Borrower shall use the proceeds of the Loan solely as working capital and for general corporate purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any report, certificate, or written statement submitted to Lenders, as of the date such representation, warranty, or other statement was made, taken together with all such written reports, written certificates and written statements submitted to Lenders, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the reports, certificates, or written statements not misleading (it being recognized by Lenders that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12 Definition of “Knowledge”. For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer.

6 AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Except as permitted by Section 7.3, maintain its and all its Subsidiaries’ legal existence and good standing (or its foreign equivalent, if any) in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Lenders.

6.2 Financial Statements, Reports, Certificates. Provide Lenders with the following:

(a) [Reserved];

(b) [Reserved];

(c) as soon as available, but no later than within forty-five (45) days after the end of each fiscal quarter, a company prepared consolidated balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such period in a form acceptable to Lenders (the “Quarterly Financial Statements”); provided, however, notwithstanding the foregoing, the Quarterly Financial Statements for Borrower’s fourth (4th) quarter of each fiscal year, shall be due within ninety (90) days of such fiscal quarter;

(d) [Reserved];

(e) [Reserved];

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(f) within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower and/or any Guarantor with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address; provided, however, Borrower shall promptly notify Lenders in writing (which may be by electronic mail) of the posting of any such documents;

(g) prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Million Dollars ($1,000,000) or more as reasonably requested by Lenders;

(h) within thirty (30) days of the end of each calendar quarter, an update on the status of any litigation along with such other information relating thereto as reasonably requested by Lenders; and

(i) promptly, from time to time, such other information regarding Borrower or compliance with the terms of any Loan Documents as reasonably requested by Lenders.

6.3 Except as otherwise disclosed to Lenders, any submission by Borrower of any financial statement submitted to Lender shall be deemed to be a representation by Borrower that (i) as of the date of such financial statement, the information and calculations set forth therein are true, accurate and correct, (ii) as of the end of the compliance period set forth in such submission, Borrower is in complete compliance with all required covenants except as noted in such financial statement, (iii) as of the date of such submission, no Events of Default have occurred or are continuing, (iv) as of the date of such submission, Borrower and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9, and (v) as of the date of such submission, no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender.

6.4 [Reserved]

6.5 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Lenders, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6 Access to Books and Records. At reasonable times, on five (5) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Lenders shall have the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be conducted no more often than once every twelve (12) months (or more frequently as Lenders in their reasonable discretion determines that conditions warrant) unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Lenders shall determine is necessary. The foregoing inspections and audits shall be conducted at Borrower’s expense and the charge therefor shall be One Thousand Dollars ($1,000) per person per day (or such higher amount as shall represent Lenders’ then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Lenders schedule an audit more than eight (8) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than eight (8) days written notice to Lenders, then (without limiting any of Lenders’ rights or remedies) Borrower shall pay Lenders a fee of Two Thousand Dollars ($2,000) plus any out-of-pocket expenses incurred by Lenders to compensate Lenders for the anticipated costs and expenses of the cancellation or rescheduling.

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6.7 Insurance.

(a) Keep its business insured for risks and in amounts standard for companies in Borrower’s industry and location and as Lenders may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of Borrower, and in amounts that are satisfactory to Lenders. All property policies shall have a lender’s loss payable endorsement showing Lenders as lender loss payee. All liability policies shall show, or have endorsements showing, Lenders as additional insured.

(b) Ensure that proceeds payable under any property policy are, at Lenders’ option, payable to Lenders on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Five Hundred Thousand Dollars ($500,000) toward the replacement or repair of destroyed or damaged property or the purchase of other property useful to Borrower’s business.

(c) [Reserved]

6.8 [Reserved]

6.9 [Reserved]

6.10 Protection of Intellectual Property Rights.

(a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property material to Borrower’s business; (ii) promptly advise Lenders in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property material to Borrower’s business; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lender’s written consent.

6.11 [Reserved]

6.12 [Reserved]

6.13 Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower or any Guarantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date (including, without limitation, pursuant to a Division), Borrower and such Guarantor shall (a) with respect to Domestic Subsidiaries only, cause such new Domestic Subsidiary to provide to Lenders a joinder to this Agreement to become a co-borrower hereunder or a Guaranty to become a Guarantor hereunder, all in form and substance satisfactory to Lenders, (b) [reserved]; and (c) provide to Lenders all other documentation in form and substance satisfactory to Lenders, including one or more opinions of counsel satisfactory to Lenders, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.13 shall be a Loan Document.

6.14 [Reserved]

6.15 Permitted Convertible Indebtedness. Promptly after Borrower’s receipt of notice of any election or request by the holders of Permitted Convertible Indebtedness to redeem, provide Lender with written notice of such election or request.

7 NEGATIVE COVENANTS

Borrower shall not do any of the following without the Required Lenders’ prior written consent:

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7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) dispositions of Intellectual Property that are permitted pursuant to Section 6.10(a); (f) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (g) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States; and (h) of other property with a book value not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year.

7.2 Changes in Business, Management, Control, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) except with respect to Key Person departures currently contemplated in connection with Lenders’ purchase of certain Preferred Shares of Borrower, fail to provide notice to Lenders of any Key Person departing from or ceasing to be employed by Borrower within five (5) days after his or her departure from Borrower.

Borrower shall not, without at least thirty (30) days prior written notice to Lenders: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary or pursuant to a Division). Notwithstanding the foregoing, (a) a Subsidiary may merge or consolidate into another Subsidiary or into Borrower and (b) Borrower may consummate Permitted Acquisitions.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, except for Permitted Liens.

7.6 [Reserved]

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock of Borrower provided that Borrower may (i) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) pay dividends solely in common stock; (iii) pay cash in lieu of fractional shares in connection with any distribution, payment or redemption permitted pursuant to this Section 7.7; (iv) make non-cash purchases or withholding of capital stock in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or the vesting of restricted stock units or in connection with the satisfaction of withholding tax obligations; and (v) make other payments, distributions, redemptions, retirements or purchases in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year so long as an Event of Default does not exist at the time of any such payment, distribution, redemption, retirement or purchase and would not exist after giving effect thereto; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so other than Permitted Investments. For the avoidance of doubt, the term “capital stock” shall not include any convertible debt security and clause (a) shall not apply to the redemption, repurchase or conversion of any convertible debt security.

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7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except (i) for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, (ii) employee agreements or arrangements, indemnification agreements and compensation arrangements approved by the Board (or a committee thereof), (iii) transactions of the type described in and permitted in Section 7.7 and Permitted Investments and (iv) equity or Subordinated Debt financing transactions with existing investors that are not otherwise prohibited by this Agreement.

7.9 Subordinated Debt; Permitted Convertible Indebtedness.

(a) Subordinated Debt. (i) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (ii) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Obligations owed to Lenders.

(b) Permitted Convertible Indebtedness. Except for redemptions or repurchases of the Permitted Convertible Indebtedness mandatorily required to be made pursuant to the terms of the Indentures as in effect on the date hereof, make any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund, settlement, conversion, or similar payment with respect to, any Permitted Convertible Indebtedness, except that (i) Borrower may make any required payments of cash or deliveries in shares of common stock of Borrower or any combination thereof (or other securities or property following a merger event, reclassification or other change of the common stock) (and cash in lieu of fractional shares) pursuant to the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase or redemption thereof and/or making payments and deliveries upon conversion thereof) (provided that, for the sake of clarity, “required payments or deliveries” shall not include a redemption of the Permitted Convertible Indebtedness by Borrower at Borrower’s option) and (ii) notwithstanding anything to the contrary herein, Borrower may issue a conversion notice under Section 14.13 of the Indenture for the 2019 Notes and may make all required payments and deliveries upon conversion of the 2019 Notes in connection with such conversion notice.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of the Loan for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11 Guaranty. To permit any of its Subsidiaries to guarantee the payment of any Indebtedness of Borrower or any of its Subsidiaries unless such Subsidiary within 10 days executes and delivers a Guaranty in form and substance reasonably satisfactory to Lenders providing for a Guaranty by such Subsidiary of the Obligations, provided that the Guaranty arising under this provision in favor of Lenders as a result of a Subsidiary guaranteeing obligations under the SVB Loan and Security Agreement shall be subordinated in right of payment to the same extent the Obligations are subordinated to the obligations under the SVB Loan and Security Agreement.

8 EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

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8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on the Loan when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Loan Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default;

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.5, 6.6, 6.7, 6.10 or 6.13 or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within fifteen (15) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the fifteen (15) day period or cannot after diligent attempts by Borrower be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default. Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business;

8.5 Insolvency. (a) Borrower or any of its Subsidiaries is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days;

8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Five Hundred Thousand Dollars ($500,000); or (b) any breach or default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business; provided, however, that the Event of Default under this Section 8.6 caused by the occurrence of a breach or default under such other agreement shall be cured or waived for purposes of this Agreement upon Lenders receiving written notice from the party asserting such breach or default of such cure or waiver of the breach or default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Lenders have not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Lenders be materially less advantageous to Borrower;

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8.7 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower by any Governmental Authority, and the same are not, within ten (10) days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Lenders or to induce Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or any applicable subordination or intercreditor agreement;

8.10 Guaranty. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.6, 8.7, or 8.8 of this Agreement occurs with respect to any Guarantor, (d) the death, liquidation, winding up, or termination of existence of any Guarantor; or (e) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor; or

8.11 Governmental Approvals. Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term and such decision or such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to cause, a Material Adverse Change.

9 LENDERS’ RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Required Lenders may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Required Lenders);

(b) exercise all rights and remedies available to Lenders under the Loan Documents or at law or equity.

9.2 No Waiver; Remedies Cumulative. Lenders’ failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lenders thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Lenders’ rights and remedies under this Agreement and the other Loan Documents are cumulative. Lenders have all rights and remedies provided under the Code, by law, or in equity. Lender’s exercise of one right or remedy is not an election and shall not preclude Lenders from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Lenders’ waiver of any Event of Default is not a continuing waiver. Lenders’ delay in exercising any remedy is not a waiver, election, or acquiescence.

9.3 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lenders on which Borrower is liable.

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10 NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Lender or Borrower may change their respective mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	FLUIDIGM CORPORATION
2 Tower Place, Suite 2000
South San Francisco, CA 94080
Attn: Vikram Jog, Chief Financial Officer
Email: vikram.jog@fluidigm.com

If to Lenders:	CASDIN CAPITAL, LLC
1350 Avenue of the Americas, Suite 2600
New York, NY 10019
Attn: Fund Accounting
Email: fundacct@casdincapital.com

11 CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

New York law governs the Loan Documents. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts of New York, in each case sitting in the Borough of Manhattan. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND ANY NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

This Section 11 shall survive the termination of this Agreement.

12 GENERAL PROVISIONS

12.1 Termination; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until all Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. Upon the earlier of the payment in full of the Loan or the conversion of the Conversion Amount pursuant to this Agreement, this Agreement shall

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automatically terminate (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement). Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lenders’ discretion). Each Lender has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents to any Person. Borrower shall maintain at one of its offices a copy of each assignment and assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Lender, at any reasonable time and from time to time upon reasonable prior notice. If any Lender sells at any time participations to any person (each, a “Participant”) in all or a portion of such Lender’s right or obligations under this Agreement, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Lenders and their directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lenders (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Lender Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6 Correction of Loan Documents. Required Lenders may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Lenders provide Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction. In the event of such objection, such correction shall not be made except by an amendment signed by the Required Lenders and Borrower.

12.7 Amendments in Writing; Waiver; Integration. Without the consent of Required Lenders, no purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought; and provided, further, that no such

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waiver and no such amendment, supplement or modification shall, without the consent of each Lender directly and adversely affected thereby: (i) forgive or reduce any portion of any Loan owing to such Lender or extend the final scheduled maturity date of any such Loan or reduce the stated rate, or forgive any portion thereof, or extend the date for the payment, of any principal, interest or fee payable hereunder, or make any Loan, interest, Fee or other amount payable in any currency, or (ii) release all or substantially all of the Guarantors under the Guaranty, if any (except as expressly permitted by the Guaranty), or (iii) reduce the percentages specified in the definitions of the terms Required Lenders, or amend, restate, supplement, modify or waive any provision of this Section 12.7 that has the effect of decreasing the number of Lenders that must approve any amendment, restatement, supplementation, modification or waiver, (iv) amend, modify or supplement Article 13 hereof, or (v) consent to the assignment or transfer by Borrower of its rights and obligations under this Agreement party (except as explicitly permitted hereunder).

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Confidentiality. In handling any confidential information, Lenders shall exercise the same degree of care that they exercise for their own proprietary information and Lenders will not disclose, divulge, or use for any purpose (other than to monitor its Loan to Borrower) any confidential information obtained from Borrower (including any confidential information obtained pursuant to the terms of this Agreement), but disclosure of information may be made: (a) to Lenders Subsidiaries or Affiliates in the ordinary course of business (such Subsidiaries and Affiliates, together with Lenders, collectively, “Lender Entities”), provided that Lenders inform such Subsidiary or Affiliate that such information is confidential and direct such Subsidiary and Affiliate to maintain the confidentiality of such information; (b) to investors or prospective investors of the Lenders or the funds or accounts for whom the Lenders’ investment managers act as managers or investment managers, provided, however Lenders, their investment managers or their Affiliates shall enter into (or have already entered into) confidentiality agreements with such recipients on terms substantively similar to the provisions contained in this paragraph); (c) to prospective transferees or purchasers of any interest in the Loan (provided, however, Lenders shall enter into confidentiality agreement with prospective transferees or purchasers on terms substantially similar to the provisions contained in this paragraph); (d) as required by law, regulation, subpoena, or other order, provided that Lenders promptly notify Borrower of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; (e) to the extent required by securities Laws or Governmental Authority or rules or regulations of securities exchanges or similar entities in connection with any required securities filings; (f) as Lenders consider appropriate in exercising remedies under the Loan Documents; and (g) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring the Loan to Borrower and so long as such service providers have executed a confidentiality agreement with Lenders with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Lenders’ possession when disclosed to Lenders, or becomes part of the public domain (other than as a result of its disclosure by Lenders in violation of this Agreement) after disclosure to Lenders; or (ii) disclosed to Lenders by a third party, if Lenders do not know that the third party is prohibited from disclosing the information.

The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Lenders arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.11 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12 Calculations in Respect of the Loans. Other than as specified herein, Borrower and its agents shall be responsible for making the calculations called for under the Loans. These calculations include, but are not limited to, any adjustments to the Conversion Rate, the determination of any Last Reported Sale Price and the consideration deliverable in respect of any conversion. Borrower will make all these calculations in good faith and

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shall provide written notice of any such calculation to Lenders, which written notice shall set forth in reasonable detail the basis for the calculation thereof, and, absent manifest error, Borrower’s calculations as specified in such written notice shall become final and binding on Lenders on the earlier of (i) 30 days after the receipt thereof and (ii) agreement on the part of Lenders.

12.13 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.14 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.15 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.16 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

12.17 Restricted Securities; Legends.

(a) Lenders understand that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement will be characterized as “restricted securities” under Rule 144(a)(3) of the Securities Act unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Common Shares or Preferred Shares, as the case may be, no longer being a “restricted security.”

(b) It is understood that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement shall bear the following or a similar legend for so long as such securities constitute “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT, AND

(2) AGREES FOR THE BENEFIT OF FLUIDIGM CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

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(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

13 CONVERSION

13.1 Preferred Share Automatic Conversion. Upon issuance of the Preferred Shares by the Borrower (if approved at the Company Stockholder Meeting), without any further action taken or notice given by the Lenders, the Conversion Amount shall convert automatically into a number of Preferred Shares equal to:

(1) the Conversion Amount divided by $1,000 multiplied by

(2) the Conversion Price (as defined under the applicable definitive documentation governing the Preferred Shares) divided by $2.84 (the “Initial Company Share Price”).

For the avoidance of doubt, no Preferred Shares will be issued prior to obtaining the approval of the stockholders of the Company authorizing the issuance of such Preferred Shares at a duly called meeting of such stockholders (the “Company Stockholder Meeting”) and shall be issued in connection with the Closing (as defined in the Purchase Agreement). In lieu of fractional shares otherwise issuable, each Lender shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional Preferred Shares issuable on conversion in an amount equal to the product obtained by multiplying (A) the applicable “Conversion Rate” (not as defined herein, but in the applicable certificate of designations for the Preferred Shares) by (B) the fraction of a Preferred Share not issued by (C) the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Preferred Share.

13.2 Common Share Conversion Privilege.

(a) Upon the earlier to occur of (i) a negative vote at the Company Stockholder Meeting with respect to the authorization of the Preferred Shares, and therefore the automatic conversion pursuant to Section 13.1 does not occur, or (ii) the termination of the Purchase Agreement and therefore the automatic conversion pursuant to Section 13.1 does not occur (the earlier to occur of immediately preceding clauses (i) and (ii), the “Conversion Privilege Trigger”), Lenders shall have the right, at Lenders’ option, at any time following the conclusion of the Company Stockholder Meeting or termination of the Purchase Agreement, but prior to the close of business on the Business Day immediately preceding the Loan Maturity Date, subject to the conversion procedures set forth in Section 13.3, to convert all or a portion of such Lender’s Conversion Amount at any time into a number of Common Shares equal to (1) the Conversion Amount so converted multiplied by (2) the Conversion Rate divided by (3) $1,000; provided, that Lenders shall receive cash in lieu of any fractional shares as set out in Section 13.3(f). For the avoidance of doubt, Lenders may not convert any portion of such Lender’s Conversion Amount pursuant to this Section 13.2(a) prior to the occurrence of the Conversion Privilege Trigger.

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(b) The Borrower shall at all times reserve and keep available out of its authorized and unissued Common Shares, solely for issuance on the conversion of the Conversion Amount, such number of Common Shares as shall from time to time be issuable on the conversion of all the Conversion Amount then outstanding. The Borrower shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of Common Shares as shall from time to time be issuable on the conversion of the Conversion Amount then outstanding. Any Common Shares issued on conversion of the Conversion Amount shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Borrower.

(c) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require Borrower to issue any Common Shares to Lenders to the extent such issuance would result in the number of Aggregate Shares issued by Borrower to the Lenders under this Agreement, to exceed the Conversion Cap. For purposes of this Section 13.2(c), “Aggregate Shares” shall be equal to the number of shares of Common Stock of the Company issued at any time in the aggregate to the Lenders under this Agreement.

13.3 Conversion Procedure.

(a) Conversion Procedure. A Lender must do each of the following in order to convert all or a portion of the Conversion Amount held by such Lender pursuant to Section 13.2(a) (the first date on which a Lender has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) complete and manually sign the conversion notice provided by the Borrower, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Borrower; provided, that a Conversion Notice may be conditional on the completion of a Change in Control or other condition, transaction or event as Lenders may specify;

(ii) deliver to the Borrower the Promissory Note (if any) representing the Conversion Amount to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any tax that may be payable in respect of any transfer involved in the issuance or delivery of Common Shares to a Person other than Lenders.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any Conversion Amount converted, such Conversion Amount shall cease to be outstanding, interest with respect to such Conversion Amount shall cease to accrue and the corresponding Common Shares pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Lender or Lenders entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of the Conversion Amount on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Shares and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Lender with the relevant procedures contained in Section 13.3(a) (and in any event no later than three Trading Days thereafter; provided, that if a written notice from such Lender in accordance with Section 13.3(a)(i) specifies a date of delivery for any shares of Common Shares, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), Borrower shall issue the number of whole shares of Common Shares issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in Section 13.3(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Shares, securities or other property, shall be made by book-entry or, at the request of the applicable Lender, by delivering a notice to the Borrower, through the facilities of The Depository Trust Company, or in certificated form. Any such certificate or certificates shall be delivered by the Borrower to the appropriate Lender on a book-entry basis, through

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the facilities of The Depository Trust Company, or by mailing certificates evidencing the shares to the applicable Lender, in each case at their respective addresses set forth in the Conversion Notice. In the event that a Lender shall not by written notice designate the name in which shares of Common Shares (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of the Conversion Amount should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Borrower shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Lender and in the manner shown on the records of the Borrower. The Lender shall promptly deliver or cause to be delivered to Borrower’s transfer agent or any other Person all such customary additional documentation as may be reasonably necessary to effectuate the delivery of any Common Shares, securities, or other property in accordance with this Section 13.3(c). Any securities issued to the Lender pursuant to this Agreement shall bear the legends set forth in Section 12.17 to the extent such securities constitute “restricted securities” within the meaning of Rule 144(a)(3).

(d) Status of Reacquired Conversion Amount. The Conversion Amount converted in accordance with this Agreement, or otherwise acquired by the Borrower or any of its Subsidiaries in any manner whatsoever, shall cease to be outstanding after the acquisition thereof.

(e) Partial Conversion. In case any Promissory Note for the Conversion Amount shall be surrendered for partial conversion, the Borrower shall, at its expense, execute and deliver to or on the written order of Lender of the Promissory Note so surrendered a new Promissory Note for the Conversion Amount not converted.

(f) No Fractional Shares. Notwithstanding the foregoing, the Borrower shall not deliver any fractional Common Shares on conversion of the Conversion Amount but the Borrower shall instead pay cash in lieu of delivering any fractional Common Shares issuable on conversion based on the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day).

13.4 Adjustments of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Borrower if any of the following events occurs, except that the Borrower shall not make any adjustments to the Conversion Rate if Lenders participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and upon the same terms as holders of the Common Shares and solely as a result of their capacities as Lenders hereunder, in any of the transactions described in this Section 13.4, without having to convert the Conversion Amount, as if it held a number of Common Shares equal to the Conversion Rate multiplied by the Conversion Amount divided by $1,000.

(a) If the Borrower exclusively issues Common Shares as a dividend or distribution on shares of the Common Shares, or if the Borrower effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1	=	the number of Common Shares outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

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Any adjustment made under this Section 13.4(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 13.4 is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Borrower issues to all or substantially all holders of the Common Shares any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of Common Shares issuable pursuant to such rights, options or warrants; and

Y	=	the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 13.4(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Shares are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 13.4(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Shares at less than such average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Borrower for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Borrower in good faith and in a commercially reasonable manner.

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(c) If the Borrower distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Borrower or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Shares, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in Section 13.4(k)) pursuant to Section 13.4(a) or Section 13.4(b), (ii) dividends or distributions paid exclusively in cash, as to which the provisions set forth in Section 13.4(d) shall apply, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Borrower, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this Section 13.4(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Borrower in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Shares on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 13.4(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Borrower issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Borrower shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Borrower shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Shares actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, in respect of each $1,000 of the Conversion Amount then held, at the same time and on the same terms as holders of the Common Shares, the amount and kind of Distributed Property Lenders would have received if Lenders owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Borrower determines the “FMV” (as defined above) of any distribution for purposes of this Section 13.4(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 13.4(c) where there has been a payment of a dividend or other distribution on the Common Shares of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Borrower, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Shares applicable to one share of the Common Shares (determined by reference to the definition of Last Reported Sale Price as set forth in Section 14.1 as if references therein to Common Shares were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Shares on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Shares over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 13.4(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Borrower to all holders of the Common Shares entitling them to subscribe for or purchase shares of the Borrower’s Capital Stock, including Common Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Shares, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Shares, shall be deemed not to have been distributed for purposes of this Section 13.4(c) (and no adjustment to the Conversion Rate under this Section 13.4(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 13.4(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Effective Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 13.4(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share

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redemption or purchase price received by a holder or holders of Common Shares with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Shares as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 13.4(a), Section 13.4(b) and Section 13.4(c), if any dividend or distribution to which this Section 13.4(c) is applicable also includes one or both of:

(A) a dividend or distribution of Common Shares to which Section 13.4(a) is applicable (a “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 13.4(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 13.4(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 13.4(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by Section 13.4(a) and/or Section 13.4(b) with respect thereto shall then be made, except that, if determined by the Borrower (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any Common Shares included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 13.4(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 13.4(b).

(d) If any cash dividend or distribution is made to all or substantially all holders of the Common Shares, the Conversion Rate shall be adjusted based on the following formula:

where,
CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Shares on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Borrower distributes to all or substantially all holders of the Common Shares.

Any increase pursuant to this Section 13.4(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, for each $1,000 of the Conversion Amount, at the same time and on the same terms as holders of shares of the Common Shares, the amount of cash that Lenders would have received if Lender owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for such cash dividend or distribution.

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(e) If the Borrower or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Shares exceeds the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Borrower in good faith and in a commercially reasonable manner) paid or payable for Common Shares purchased in such tender or exchange offer;

OS0	=	the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 13.4(e) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this Section 13.4(e) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

If the Borrower or one of its Subsidiaries is obligated to purchase the Common Shares pursuant to any such tender or exchange offer described in this Section 13.4(e) but the Borrower or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

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(f) Notwithstanding this Section 13.4 or any other provision of this Agreement, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) Lenders have converted their Conversion Amount and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole Common Shares based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such Common Shares would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the Common Shares issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

(g) Except as stated herein, the Borrower shall not adjust the Conversion Rate for the issuance of shares of the Common Shares or any securities convertible into or exchangeable for shares of the Common Shares or the right to purchase shares of the Common Shares or such convertible or exchangeable securities.

(h) In addition to those adjustments required by Sections 13.4(a), (b), (c), (d) and (e), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Borrower’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower may (but is not required to) increase the Conversion Rate to avoid or diminish income tax to holders of Common Shares or rights to purchase Common Shares in connection with a dividend or distribution of Common Shares (or rights to acquire Common Shares) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Borrower shall deliver to Lender a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(i) If the Borrower has a stockholder rights plan in effect on conversion of any portion of the Conversion Amount, each share of Common Shares, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Shares issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of any portion of the Conversion Amount, the rights have separated from the Common Shares in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Borrower distributed to all or substantially all holders of the Common Shares Distributed Property as provided in Section 13.4(i), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(j) Notwithstanding anything to the contrary in this Section 13.4(j), the Conversion Rate shall not be adjusted:

(i) on the issuance of Common Shares at a price below the Initial Company Share Price or otherwise, other than any such issuance described in Section 13.4(a), (b) or (c);

(ii) on the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Borrower’s securities and the investment of additional optional amounts in Common Shares under any plan;

(iii) on the issuance of any Common Shares or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Borrower or any of the Borrower’s Subsidiaries or in connection with any such shares withheld by the Borrower for tax withholding purposes;

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(iv) on the issuance of any Common Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Effective Date;

(v) for a tender offer by any party other than a tender offer by the Borrower or one or more of the Borrower’s Subsidiaries as described in Section 13.4(e);

(vi) on the repurchase of any shares of the Common Shares pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under Section 13.4(e);

(vii) solely for a change in the par value (or lack of par value) of the Common Shares; or

(viii) for accrued and unpaid interest, if any.

(k) The Borrower shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Borrower shall carry forward any adjustment to the Conversion Rate that the Borrower would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Conversion Amount (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this Section 13.4(k) are referred to as the “1% Exception”. All calculations and other determinations under this Section 13 shall be made by the Borrower and shall be made to the nearest 1/10,000th of a share.

(l) Whenever the Conversion Rate is adjusted as herein provided, the Borrower shall promptly deliver to Lenders an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(m) For purposes of this Section 13 the number of Common Shares at any time outstanding shall not include Common Shares held in the treasury of the Borrower so long as the Borrower does not pay any dividend or make any distribution on Common Shares held in the treasury of the Borrower, but shall include Common Shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares.

13.5 Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Borrower with or into another Person, in each case, pursuant to which at least a majority of the Common Shares is changed or converted into, or exchanged for, cash, securities or other property of the Borrower or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, taken as a whole, in each case pursuant to which the Common Shares are converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Borrower with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Shares into other securities;

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(each, a “Reorganization Event”), the Conversion Amount outstanding immediately prior to such Reorganization Event (to the extent Lenders have not elected a Lender Repurchase Right in accordance with Section 13.5(c)(ii)) shall, without the consent of Lenders and subject to Section 13.5(d), shall automatically become convertible into, in accordance with Section 13.2, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property) that Lenders would have received in such Reorganization Event had Lenders converted their Conversion Amount into the applicable number of Common Shares immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if Lender is a Person with which the Borrower consolidated or into which the Borrower merged or which merged into the Borrower or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Shares held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Shares held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 13.5(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Shares.

(b) Successive Reorganization Events. The above provisions of this Section 13.5 shall similarly apply to successive Reorganization Events and the provisions of Section 13.4 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Shares) received by the holders of the Common Shares in any such Reorganization Event.

(c) Reorganization Event Notice; Lender Repurchase Right.

(i) The Borrower (or any successor) shall, no less than 20 days prior to the anticipated effective date of any Reorganization Event, provide written notice to Lenders of such anticipated occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property (the “Reorganization Event Notice”); provided, nothing in this Section 13.5(c) shall require the Borrower to deliver such notice to Lenders prior to the public announcement of such anticipated Reorganization Event. Failure to deliver such notice shall not affect the operation of this Section 13.5.

(ii) Upon receipt of the Reorganization Event Notice, Lenders will have the right to require the Borrower to repurchase the Loan (the “Lender Repurchase Right”) at a repurchase price equal to (i) 100% of the Outstanding Principal Amount, plus (ii) accrued and unpaid interest to, but excluding, the effective date of the Reorganization Event (the “Repurchase Price”). To elect the Lender Repurchase Right, the Lenders shall notify Borrower of such election in writing at least three Business Days prior to the later of (i) the anticipated effective date of the Reorganization Event specified in the Reorganization Event Notice, or (ii) the actual effective date of such Reorganization Event. To the extent Lenders exercises their Lender Repurchase Right, payment of the Repurchase Price shall be made to Lenders on the effective date of the Reorganization Event.

(d) Reorganization Event Agreements. The Borrower shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Conversion Amount into the Exchange Property in a manner that is consistent with and gives effect to this Section 13.5 and (ii) to the extent that the Borrower is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Conversion Amount into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

13.6 Certain Covenants.

(a) The Borrower covenants that all Common Shares issued upon conversion of the Conversion Amount will be fully paid and non-assessable by the Borrower and free from all taxes, liens and charges with respect to the issue thereof.

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(b) The Borrower covenants that, if any Common Shares to be provided for the purpose of conversion of the Conversion Amount hereunder require registration with or approval of any governmental authority under any federal or state law before such Common Shares may be validly issued upon conversion, the Borrower will, to the extent then permitted by the rules and interpretations of the SEC, secure such registration or approval, as the case may be.

(c) The Borrower further covenants that if at any time the Common Shares shall be listed on any national securities exchange or automated quotation system the Borrower will list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, any Common Shares issuable upon conversion of the Conversion Amount.

13.7 Investor Representations. Each Lender represents and warrants as follows:

(a) Such Lender is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Preferred Shares and Common Shares. Such Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the conversion of the Conversion Amount into Preferred Shares and Common Shares.

(b) Such Lender and its Representatives has been furnished with (i) materials relating to the business, finances and operations of Borrower, (ii) materials relating to the Preferred Shares and Common Shares and (iii) materials relating to the Loan Agreement, in each case, that have been requested by such Lender. Such Lender and its Representatives have been afforded the opportunity to ask questions of Borrower. Neither such inquiries nor any other due diligence investigations conducted at any time by such Lender and its Representatives shall modify, amend or affect such Lender’s right (i) to rely on Borrower’s representations and warranties contained in Section 5 above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Each Lender understands that its conversion of the Conversion Amount into Preferred Shares and Common Shares involves a high degree of risk. Such Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to making the Loan.

(c) Such Lender understands that any certificate or book-entry position evidencing Preferred Shares and Common Shares will bear the restrictive legend set forth in the Section 12.17 or the certificate of designations for the Preferred Shares.

(d) Such Lender is acquiring the Loan for its own account, the account of its Affiliates, or the accounts of clients for whom such Lender exercises discretionary investment authority (all of whom such Lender hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Such Lender has been advised and understands that the conversion of the Conversion Amount into Preferred Shares or Common Shares, as applicable, will not be registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act).

(e) Such Lender understands that there is no public trading market for the Preferred Shares, that none is expected to develop and that the Preferred Shares shall be held indefinitely unless and until the Preferred Shares are registered under the Securities Act or an exemption from registration is available. Such Lender has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) The obligations of Lender under this Agreement are several and not joint with the obligations of (i) the other Lender under this Agreement and (ii) any lender under that certain Loan Agreement between VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP, a Cayman Islands exempted limited partnership, VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP, a Cayman Islands exempted limited partnership and Borrower dated and effective as of January 23, 2022 (the “Viking Loan Agreement”), and Lender shall not be responsible in any way for the performance of the obligations of any lender under the Viking Loan Agreement. Nothing contained herein, and no action taken by any Lender

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pursuant hereto or any lender pursuant to the Viking Loan Agreement, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among Lender and any lender under the Viking Loan Agreement, or create a presumption that Lender and any lender under the Viking Loan Agreement are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Viking Loan Agreement. Lender shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any lender under the Viking Loan Agreement to be joined as an additional party in any proceeding for such purpose.

(g) Other than with its Affiliates, Lenders are not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the lenders under the Viking Loan Agreement or any of their Affiliates be deemed to be Affiliates of Lenders for purposes of this Agreement).

14 DEFINITIONS

14.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“2014 Notes” are (i) the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014, and (ii) that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014.

“2019 Notes” are the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of November 22, 2019.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Applicable Interest Rate” means:

Date	Applicable Interest Rate
From and including the Effective Date to but excluding March 1, 2022	10%
From and including March 1, 2022 to but excluding June 1, 2022	12%
From and including June 1, 2022 to but excluding September 1, 2022	14%
From and including September 1, 2022 and thereafter	16%

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents.

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“Board” is Borrower’s board of directors.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors (and, if required under the terms of such Person’s Operating Documents, stockholders) and delivered by such Person to Lender approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that set forth as a part of or attached as an exhibit to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents, on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Lender may conclusively rely on such certificate unless and until such Person shall have delivered to Lender a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks are required to close in New York, New York.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; and (c) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (b) of this definition.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) at any time, Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of each class of outstanding capital stock of each Subsidiary of Borrower (other than director’s qualifying shares) free and clear of all Liens (other than Permitted Liens); or (d) the occurrence of any “Fundamental Change” under the applicable Indenture governing Permitted Convertible Indebtedness.

“Claims” is defined in Section 12.3.

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“Clause A Distribution” is defined in Section 13.4(c).

“Clause B Distribution” is defined in Section 13.4(c).

“Clause C Distribution” is defined in Section 13.4(c).

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

“Common Shares” mean shares of common stock, $0.001 per value per share of the Borrower.

“Constituent Person” is defined in Section 13.5.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Conversion Amount” means the Outstanding Principal Amount plus all accrued and unpaid interest as of the Conversion Date.

“Conversion Cap” means at all times prior to 60 days prior to the Maturity Date, a number of shares of Common Shares not to exceed 9.5% of the number of Common Shares outstanding as of the date hereof (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), and at all times, at the Lender’s election, a number of Common Shares not to exceed (collectively for such Lender, together with Lenders that are Affiliates) 19.99% of the number of Common Shares outstanding (calculated in accordance with the listing standards of the Nasdaq Stock Market Rule 5635(b).

“Conversion Date” is defined in Section 13.3.

“Conversion Notice” is defined in Section 13.3.

“Conversion Rate” means, in respect of conversion into Common Shares, an initial conversion rate of 352.1126 Common Shares (subject to adjustment as provided herein) per $1,000 Conversion Amount.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Distributed Property” is defined in Section 13.4(c).

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

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“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia (excluding any FSHCO).

“Effective Date” is defined in the preamble hereof.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Exchange Property” is defined in Section 13.5.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender or required to be withheld or deducted from a payment to the Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.7, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to a Lender’s failure to provide tax forms pursuant to Section 2.7, and (d) any withholding Taxes imposed under FATCA.

“Ex-Dividend Date” means the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Borrower or, if applicable, from the seller of Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of Common Shares under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended, as of the date of this Agreement (or any amended or successor version), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code of 1986, as amended.

“Funding Date” means the date on which the Loan has been made pursuant to Section 3.4(b) of this Agreement.

“FSHCO” means any Subsidiary organized under the laws of any political subdivision of the United States (including any disregarded entity for U.S. federal income tax purposes), substantially all of the assets of which consist of, directly or indirectly, equity securities of one or more CFCs or Indebtedness of such CFCs.

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“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any Person providing a Guaranty in favor of Lender.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indenture” means each of (i) that certain Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of November 22, 2019 and (ii) the Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014, as supplemented by that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to such Person;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

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(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s (a) Chief Executive Officer, who is Stephen Christopher Linthwaite as of the Effective Date, and (b) Chief Financial Officer, who is Vikram Jog as of the Effective Date.

“Last Reported Sale Price” of the Common Shares (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares (or such other security) is traded. If the Common Shares (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Borrower for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

“Lender Entities” is defined in Section 12.9.

“Lender Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower or any Guarantor.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Lender pursuant to this Agreement, all as amended, restated, or otherwise modified.

“Loan Maturity Date” is the 91st calendar day after the latest maturity date of the loans (the “Reference Loan Maturity Date”) borrowed pursuant to the SVB Loan and Security Agreement as in effect as of the Effective Date (without giving effect to any amendments, supplements or other modifications to the SVB Loan and Security Agreement after the Effective Date that would extend the Reference Loan Maturity Date to a later date). For the avoidance of doubt, to the extent that the Reference Loan Maturity Date is pulled forward to an earlier maturity date pursuant to the terms of the SVB Loan and Security Agreement as in effect as of the Effective Date, the Loan Maturity Date shall be automatically adjusted to be the 91st day after the then-current maturity date of the Reference Loan Maturity Date.

“Market Disruption Event” means any of the following events:

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(a) any suspension of, or limitation imposed on, trading of the Common Shares or options contracts relating to the Common Shares by any U.S. exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(b) any event that disrupts or impairs (as determined by the Borrower in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, Common Shares on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to Common Shares on the Relevant Exchange.

“Material Adverse Change” is (a) [reserved]; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Lender Expenses and other amounts Borrower owes Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lender, and to perform Borrower’s duties under the Loan Documents.

“Officer” means, with respect to the Borrower, the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officers’ Certificate” means a certificate that is delivered to Lender and that is signed by (a) two Officers of the Borrower or (b) one Officer of the Borrower and one of the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Controller of the Borrower.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Other Connection Taxes” means, with respect to the Lender, Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction imposing such Tax (other than connections arising from the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Outstanding Principal Amount” means the original principal amount of the Loan of $12,500,000 and all accrued interest thereon that has been capitalized pursuant to Section 2.4(a)(ii) hereof.

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“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Permitted Acquisition” is an acquisition of all or substantially all of the equity interests or assets (or all or substantially all of the assets constituting a business unit, division, product line or line of business) of a Person, provided:

(a) the Person acquired or assets acquired is a type of business (or the assets are used in a type of business) permitted to be engaged by Borrower under this Agreement;

(b) the acquisition is non-hostile in nature;

(c) the Person or Persons to be acquired shall be solely organized in the United States and shall conduct their principal operations in the United States;

(d) no Event of Default exists at the time of such acquisition or would exist after giving effect to such acquisition;

(e) the acquisition of the Person does not materially and adversely affect Borrower’s earnings;

(f) the consideration paid in connection with all such acquisitions consists solely of (i) Borrower’s equity securities, (ii) the net proceeds received by Borrower or its Subsidiaries in connection with a contemporaneous issuance of equity securities solely for the purpose of consummating such acquisition or (iii) a combination of the foregoing sub-clauses (i) and (ii);

(g) Lender shall have received at least thirty (30) days prior written notice of the closing date for such acquisition;

(h) Borrower shall remain a surviving legal entity; and

(i) any Person that is acquired and remains a separate legal entity shall be organized in the United States and shall become a co-borrower under this Agreement in accordance with Section 6.13 hereof.

“Permitted Convertible Indebtedness” means the 2014 Notes and the 2019 Notes.

“Permitted Indebtedness” is:

(a) (i) Borrower’s or any Subsidiary’s Indebtedness to Lender under this Agreement and the other Loan Documents and (ii) Borrower’s or any Subsidiary’s Indebtedness under the Viking Loan Agreement and the related loan documents;

(b) Indebtedness existing on the Effective Date;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder;

(g) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

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(h) Permitted Convertible Indebtedness;

(i) Indebtedness that otherwise constitutes a Permitted Investment;

(j) Indebtedness consisting of reimbursement obligations in respect of letters of credit, bank guarantees or bankers’ acceptances issued for the benefit of customers, suppliers or distributors located in foreign jurisdictions in a face amount not to exceed Seven Hundred Thousand Dollars ($700,000);

(k) other unsecured Indebtedness not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time;

(l) Indebtedness under the SVB Loan and Security Agreement or any guaranty provided in respect thereof and (ii) Indebtedness to Silicon Valley Bank in connection with bank services;

(m) Indebtedness of Borrower or a Guarantor owing to a Subsidiary (other than a Guarantor) if and only if such Indebtedness is Subordinated Debt; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Subsidiary ceasing to be a Subsidiary or any other subsequent transfer of any such Indebtedness (except to Borrower) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause; and

(n) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (m) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date;

(b) Investments consisting of Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts;

(e) Investments accepted in connection with Transfers permitted by Section 7.1;

(f) Investments consisting of the creation of a Subsidiary for the purpose of consummating a merger transaction permitted by Section 7.3 of this Agreement, which is otherwise a Permitted Investment;

(g) Investments (i) by Borrower in Subsidiaries not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year and (ii) by Subsidiaries in other Subsidiaries in the ordinary course of business;

(h) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Board;

(i) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

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(j) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (j) shall not apply to Investments of Borrower in any Subsidiary;

(k) Indebtedness permitted under clause (m) of Permitted Indebtedness; and

(l) other Investments not otherwise permitted by Section 7.7 not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a) Liens existing on the Effective Date;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) Liens securing capital leases and purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Five Hundred Thousand Dollars ($500,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business);

(h) non-exclusive licenses of Intellectual Property in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States;

(i) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

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(k) Liens consisting of cash collateral securing obligations described in clause (j) of the definition of “Permitted Indebtedness” hereunder;

(l) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7;

(m) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions;

(n) customary Liens on funds in a trustee’s possession and granted in favor of such trustee to secure fees and other amounts owing to such trustee under the Indentures or other similar instruments pursuant to which any Permitted Convertible Indebtedness is issued;

(o) Liens on Intellectual Property; and

(p) Liens granted in connection with the SVB Loan and Security Agreement and any Loan Documents (as defined in the SVB Loan and Security Agreement) entered into in connection therewith.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Preferred Shares” mean the Series B-1 Preferred Stock of the Borrower or its Affiliate to be issued to the Lenders or their Affiliates, which is the same series as may be issued in connection with that certain Purchase Agreement, by and between the Company and the Lenders (the “Purchase Agreement”), dated as of the date hereof.

“Quarterly Financial Statements” is defined in Section 6.2(c).

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Shares have the right to receive any cash, securities or other property or in which Common Shares is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Reorganization Event” is defined in Section 13.5.

“Reorganization Event Notice” is defined in Section 13.5(c)(i).

“Representatives” means, in respect of any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

“Repurchase Price” is defined in Section 13.5(c)(ii).

“Required Lenders” shall mean, at any date, Lenders having or holding a majority of the outstanding principal amount of the Term Loans at such date.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Act” means the Securities Act of 1933, as amended.

“Spin-Off” is defined in Section 13.4(c).

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Lender (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Lender entered into between Lender and the other creditor), on terms acceptable to Lender.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“SVB Loan and Security Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Trigger Event” is defined in Section 13.4(c).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

“Valuation Period” is defined in Section 13.4(c).

“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Borrower). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:
FLUIDIGM CORPORATION

By:	/s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer

LENDERS:

CASDIN PARTNERS MASTER FUND, L.P.

By: Casdin Partners GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

CASDIN PRIVATE GROWTH EQUITY FUND II, L.P.

By: Casdin Private Growth Equity Fund II GP, LLC, its General Partner

By:	/s/ Kevin O’Brien
Name: Kevin O’Brien
Title: General Counsel

[signature page to Loan Agreement]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Loan Agreement, dated and effective as of January 23, 2022 (the “Agreement”), between CASDIN PARTNERS MASTER FUND, L.P., a Cayman Islands exempted limited partnership (“Master Fund”), CASDIN PRIVATE GROWTH EQUITY FUND II, L.P., a Delaware limited partnership (“PGE Fund”) and Fluidigm Corporation. In accordance with and pursuant to the Agreement, the undersigned hereby elects to convert the Conversion Amount with respect to the Loan under the Agreement, indicated below into shares of common stock, par value $0.001 per share (the “Common Shares”), of the Borrower, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Conversion Amount to be converted:

Promissory Note (if applicable) to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of Common Shares to be issued:

Please issue the Common Shares into which the Conversion Amount is being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

ANNEX E

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) dated and effective as of January 23, 2022 (the “Effective Date”) between VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP, a Cayman Islands exempted limited partnership (“Illiquid Sub-Master”), VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP, a Cayman Islands exempted limited partnership (“Drawdown (Aggregator) and together with Illiquid Sub-Master, each a “Lender” and collectively, the “Lenders”) and FLUIDIGM CORPORATION, a Delaware corporation (“Borrower”), provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP, provided, however, that if at any time any change in GAAP would affect the computation of any covenant or requirement set forth in any Loan Document, and either Borrower or any Lender shall so request, Borrower and Lenders shall negotiate in good faith to amend such covenant or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, (i) such covenant or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further, that (x) all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in accordance with GAAP. Notwithstanding the foregoing, all financial covenant (if any) and other financial calculations shall be computed with respect to Borrower only, and not on a consolidated basis. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2 LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Lenders the Outstanding Principal Amount of the Loan and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.2 Loan.

2.2.1 [Reserved]

2.2.2 Loan.

(a) Availability. Subject to the terms and conditions of this Agreement, Illiquid Sub-Master shall make one term loan to Borrower in an aggregate original principal amount equal to Eight Million and Three Hundred Seventy Five Thousand Dollars ($8,375,000) (the “Illiquid Sub-Master Loan”) and Drawdown (Aggregator) shall make one term loan to Borrower in an aggregate original principal amount equal to Four Million and One Hundred Twenty Five Thousand Dollars ($4,125,000) (the “Drawdown (Aggregator) Loan” and collectively with the Illiquid Sub-Master Loan, the “Loan”). The Loan shall equal an aggregate original principal amount of Twelve Million and Five Hundred Thousand Dollars ($12,500,000).

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(b) Repayment. Unless earlier converted, the Outstanding Principal Amount of the Loan (inclusive of principal and accrued and unpaid interest) shall be due and payable in cash on the Loan Maturity Date. Interest shall be due and payable in accordance with Section 2.4(b) hereof. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Obligations of the Borrower to such Lender resulting from the Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The entries made in the accounts maintained pursuant to this Section 2.2 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Obligations in accordance with their terms.

(c) No Permitted Prepayment. Borrower shall not have the option to pay any of the balance under the Loan before the Loan becomes due without the consent of the Lenders.

(d) Evidence of Debt. Each Lender may request that the Loan made by it hereunder be evidenced by a Promissory Note. In such event, the Borrower shall execute and deliver to such Lender a Promissory Note dated the Effective Date, payable to the order of such Lender in an amount equal to the Illiquid Sub-Master Loan or the Drawdown (Aggregator) Loan, as applicable.

2.3 [Reserved]

2.4 Payment of Interest on the Loan.

(a) Interest Rates.

(i) [Reserved]

(ii) Loan; Interest; Computation. The Borrower agrees to pay to Lenders interest on the Outstanding Principal Amount of the Loan at the Applicable Interest Rate for the period from the Funding Date (as defined herein) until the date the Loan shall be paid in full.

(b) All interest shall (a) accrue daily, (b) be payable “in kind” by adding such interest to the Outstanding Principal Amount on the last Business Day of each month after the Funding Date and (c) constitute principal thereafter. On each such last Business Day of each month after the Funding Date, accrued interest shall be capitalized. For the avoidance of doubt, under the terms of this Agreement accrued interest under the Loan shall first be due by Borrower to Lenders on January 31, 2022.

2.5 Fees. Borrower shall pay to Lenders all Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date when due (or, if no stated due date, upon demand by Lenders).

2.6 Payments; Application of Payments.

(a) All payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. New York time on the date when due. Payments of principal and/or interest received after 12:00 p.m. New York time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid in accordance with the Illiquid Sub-Master Loan or the Drawdown (Aggregator) Loan, as applicable.

(b) Lenders have the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Lenders shall allocate or apply any payments required to be made by Borrower to Lenders or otherwise received by Lenders under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

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2.7 Withholding.

(a) Payments received by Lenders from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto), except as required by applicable law. Specifically, however, if at any time any applicable law requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to any Lender, Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. Borrower will, upon request, furnish such Lender with proof reasonably satisfactory to such Lender indicating that Borrower has made such withholding payment.

(b)

(i) Each Lender shall deliver to Borrower, on the Effective Date and at the time or times reasonably requested by the Borrower, properly completed documentation certifying that it is not subject to backup withholding, together with any other documentation such Lender is legally entitled to deliver establishing an exemption from or reduction in the applicable rate of any withholding tax. Notwithstanding anything to the contrary in this Section 2.7, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (b)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable:

(1) in the case of a Lender that is not a U.S. Person claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Lender that is not a U.S. Person claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate executed under penalty of perjury to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

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(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall at Borrower’s request update such form or certification or promptly notify the Borrower in writing of its legal inability to do so.

(c) The agreements and obligations of Borrower and Lenders contained in this Section 2.7 shall survive the termination of this Agreement.

2.8 Original Issue Discount. The parties acknowledge and agree that the Loan pursuant to this Agreement will be issued with original issue discount (as that term is used in Section 1273(a) of the Internal Revenue Code of 1986, as amended) solely for U.S. federal, state and local income tax purposes. Additional information regarding original issue discount, including the issue date and the yield to maturity with respect to Term Loans can be obtained by contacting Borrower at the address listed in Article 10.

3 CONDITIONS OF LOANS

3.1 Conditions Precedent to Loan. Lenders’ obligation to make the Loan is subject to the condition precedent that Lenders shall have received, in form and substance satisfactory to Lenders, such documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed signatures to the Loan Documents;

(b) the Operating Documents and good standing certificates of Borrower certified by the Secretary of State (or equivalent agency) of Borrower’s jurisdiction of organization or formation and each jurisdiction in which Borrower is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Effective Date;

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(c) a secretary’s certificate of Borrower with respect to such Borrower’s Operating Documents, incumbency, specimen signatures and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(d) [Reserved];

(e) certified copies, dated as of a recent date, of financing statement searches, as Lenders may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the Loan, will be terminated or released;

(f) payment of the fees and Lender Expenses then due as specified in Section 2.5 hereof; and

(g) duly executed subordination agreements by Subsidiaries that would subordinate any outstanding Indebtedness owing from Borrower to such Subsidiaries, which subordination agreement shall (i) be in form and substance similar to the subordination agreements in existence among such Subsidiaries and Silicon Valley Bank and (ii) subordinate such Indebtedness to the Obligations.

3.2 [Reserved]

3.3 [Reserved]

3.4 Procedures for Borrowing.

(a) [Reserved]

(b) Loan. Subject to the prior satisfaction of all other applicable conditions to the making of the Loan set forth in this Agreement, to obtain the Loan, Borrower shall notify Lenders (which notice shall be irrevocable) by electronic mail by 12:00 noon New York time on the date on which the Loan is made to or for the account of Borrower. Such notice shall be in a written format acceptable to Lenders that is executed by an Authorized Signer.

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5 REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as of the Effective Date as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. Borrower represents and warrants to Lenders that, except as may have been updated by a notification to Lenders pursuant to Section 7.2, (a) Borrower’s exact legal name is that indicated on the signature page hereof; and (b) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction. If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Lenders of such occurrence and provide Lenders with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority

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(except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 [Reserved]

5.3 [Reserved]

5.4 Litigation. Except as disclosed, there are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to result in expenses to Borrower of more than One Million Dollars ($1,000,000).

5.5 Financial Statements; Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Lenders fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Lenders.

5.6 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in compliance with all applicable laws. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000).

To the extent Borrower defers payment of any contested taxes, Borrower shall (i) notify Lenders in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien that is other than a “Permitted Lien.” Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

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5.10 Use of Proceeds. Borrower shall use the proceeds of the Loan solely as working capital and for general corporate purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any report, certificate, or written statement submitted to Lenders, as of the date such representation, warranty, or other statement was made, taken together with all such written reports, written certificates and written statements submitted to Lenders, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the reports, certificates, or written statements not misleading (it being recognized by Lenders that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12 Definition of “Knowledge”. For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer.

6 AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Except as permitted by Section 7.3, maintain its and all its Subsidiaries’ legal existence and good standing (or its foreign equivalent, if any) in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Lenders.

6.2 Financial Statements, Reports, Certificates. Provide Lenders with the following:

(a) [Reserved];

(b) [Reserved];

(c) as soon as available, but no later than within forty-five (45) days after the end of each fiscal quarter, a company prepared consolidated balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such period in a form acceptable to Lenders (the “Quarterly Financial Statements”); provided, however, notwithstanding the foregoing, the Quarterly Financial Statements for Borrower’s fourth (4th) quarter of each fiscal year, shall be due within ninety (90) days of such fiscal quarter;

(d) [Reserved];

(e) [Reserved];

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(f) within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower and/or any Guarantor with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address; provided, however, Borrower shall promptly notify Lenders in writing (which may be by electronic mail) of the posting of any such documents;

(g) prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Million Dollars ($1,000,000) or more as reasonably requested by Lenders;

(h) within thirty (30) days of the end of each calendar quarter, an update on the status of any litigation along with such other information relating thereto as reasonably requested by Lenders; and

(i) promptly, from time to time, such other information regarding Borrower or compliance with the terms of any Loan Documents as reasonably requested by Lenders.

6.3 Except as otherwise disclosed to Lenders, any submission by Borrower of any financial statement submitted to Lender shall be deemed to be a representation by Borrower that (i) as of the date of such financial statement, the information and calculations set forth therein are true, accurate and correct, (ii) as of the end of the compliance period set forth in such submission, Borrower is in complete compliance with all required covenants except as noted in such financial statement, (iii) as of the date of such submission, no Events of Default have occurred or are continuing, (iv) as of the date of such submission, Borrower and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9, and (v) as of the date of such submission, no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Lender.

6.4 [Reserved]

6.5 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Lenders, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6 Access to Books and Records. At reasonable times, on five (5) Business Days’ notice (provided no notice is required if an Event of Default has occurred and is continuing), Lenders shall have the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be conducted no more often than once every twelve (12) months (or more frequently as Lenders in their reasonable discretion determines that conditions warrant) unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Lenders shall determine is necessary. The foregoing inspections and audits shall be conducted at Borrower’s expense and the charge therefor shall be One Thousand Dollars ($1,000) per person per day (or such higher amount as shall represent Lenders’ then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Lenders schedule an audit more than eight (8) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than eight (8) days written notice to Lenders, then (without limiting any of Lenders’ rights or remedies) Borrower shall pay Lenders a fee of Two Thousand Dollars ($2,000) plus any out-of-pocket expenses incurred by Lenders to compensate Lenders for the anticipated costs and expenses of the cancellation or rescheduling.

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6.7 Insurance.

(a) Keep its business insured for risks and in amounts standard for companies in Borrower’s industry and location and as Lenders may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of Borrower, and in amounts that are satisfactory to Lenders. All property policies shall have a lender’s loss payable endorsement showing Lenders as lender loss payee. All liability policies shall show, or have endorsements showing, Lenders as additional insured.

(b) Ensure that proceeds payable under any property policy are, at Lenders’ option, payable to Lenders on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Five Hundred Thousand Dollars ($500,000) toward the replacement or repair of destroyed or damaged property or the purchase of other property useful to Borrower’s business.

(c) [Reserved]

6.8 [Reserved]

6.9 [Reserved]

6.10 Protection of Intellectual Property Rights.

(a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property material to Borrower’s business; (ii) promptly advise Lenders in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property material to Borrower’s business; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Lender’s written consent.

6.11 [Reserved]

6.12 [Reserved]

6.13 Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower or any Guarantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date (including, without limitation, pursuant to a Division), Borrower and such Guarantor shall (a) with respect to Domestic Subsidiaries only, cause such new Domestic Subsidiary to provide to Lenders a joinder to this Agreement to become a co-borrower hereunder or a Guaranty to become a Guarantor hereunder, all in form and substance satisfactory to Lenders, (b) [reserved]; and (c) provide to Lenders all other documentation in form and substance satisfactory to Lenders, including one or more opinions of counsel satisfactory to Lenders, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.13 shall be a Loan Document.

6.14 [Reserved]

6.15 Permitted Convertible Indebtedness. Promptly after Borrower’s receipt of notice of any election or request by the holders of Permitted Convertible Indebtedness to redeem, provide Lender with written notice of such election or request.

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7 NEGATIVE COVENANTS

Borrower shall not do any of the following without the Required Lenders’ prior written consent:

7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) dispositions of Intellectual Property that are permitted pursuant to Section 6.10(a); (f) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (g) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States; and (h) of other property with a book value not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year.

7.2 Changes in Business, Management, Control, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) except with respect to Key Person departures currently contemplated in connection with Lenders’ purchase of certain Preferred Shares of Borrower, fail to provide notice to Lenders of any Key Person departing from or ceasing to be employed by Borrower within five (5) days after his or her departure from Borrower.

Borrower shall not, without at least thirty (30) days prior written notice to Lenders: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Hundred Thousand Dollars ($500,000) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary or pursuant to a Division). Notwithstanding the foregoing, (a) a Subsidiary may merge or consolidate into another Subsidiary or into Borrower and (b) Borrower may consummate Permitted Acquisitions.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, except for Permitted Liens.

7.6 [Reserved]

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock of Borrower provided that Borrower may (i) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) pay dividends solely in common stock; (iii) pay cash in lieu of fractional shares in connection with any distribution, payment or redemption permitted pursuant to this Section 7.7; (iv) make non-cash purchases or withholding of capital stock in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or the vesting of restricted stock units or in connection with the satisfaction of withholding tax obligations; and (v) make other payments, distributions, redemptions, retirements or purchases in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year so long as an Event of Default does not exist at the time of any such payment, distribution, redemption, retirement or purchase and would not exist after giving effect thereto; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so other than Permitted Investments. For the avoidance of doubt, the term “capital stock” shall not include any convertible debt security and clause (a) shall not apply to the redemption, repurchase or conversion of any convertible debt security.

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7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except (i) for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, (ii) employee agreements or arrangements, indemnification agreements and compensation arrangements approved by the Board (or a committee thereof), (iii) transactions of the type described in and permitted in Section 7.7 and Permitted Investments and (iv) equity or Subordinated Debt financing transactions with existing investors that are not otherwise prohibited by this Agreement.

7.9 Subordinated Debt; Permitted Convertible Indebtedness.

(a) Subordinated Debt. (i) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (ii) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Obligations owed to Lenders.

(b) Permitted Convertible Indebtedness. Except for redemptions or repurchases of the Permitted Convertible Indebtedness mandatorily required to be made pursuant to the terms of the Indentures as in effect on the date hereof, make any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund, settlement, conversion, or similar payment with respect to, any Permitted Convertible Indebtedness, except that (i) Borrower may make any required payments of cash or deliveries in shares of common stock of Borrower or any combination thereof (or other securities or property following a merger event, reclassification or other change of the common stock) (and cash in lieu of fractional shares) pursuant to the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase or redemption thereof and/or making payments and deliveries upon conversion thereof) (provided that, for the sake of clarity, “required payments or deliveries” shall not include a redemption of the Permitted Convertible Indebtedness by Borrower at Borrower’s option) and (ii) notwithstanding anything to the contrary herein, Borrower may issue a conversion notice under Section 14.13 of the Indenture for the 2019 Notes and may make all required payments and deliveries upon conversion of the 2019 Notes in connection with such conversion notice.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of the Loan for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11 Guaranty. To permit any of its Subsidiaries to guarantee the payment of any Indebtedness of Borrower or any of its Subsidiaries unless such Subsidiary within 10 days executes and delivers a Guaranty in form and substance reasonably satisfactory to Lenders providing for a Guaranty by such Subsidiary of the Obligations, provided that the Guaranty arising under this provision in favor of Lenders as a result of a Subsidiary guaranteeing obligations under the SVB Loan and Security Agreement shall be subordinated in right of payment to the same extent the Obligations are subordinated to the obligations under the SVB Loan and Security Agreement.

8 EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on the Loan when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Loan Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default;

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8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.5, 6.6, 6.7, 6.10 or 6.13 or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within fifteen (15) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the fifteen (15) day period or cannot after diligent attempts by Borrower be cured within such fifteen (15) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default. Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business;

8.5 Insolvency. (a) Borrower or any of its Subsidiaries is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days;

8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Five Hundred Thousand Dollars ($500,000); or (b) any breach or default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business; provided, however, that the Event of Default under this Section 8.6 caused by the occurrence of a breach or default under such other agreement shall be cured or waived for purposes of this Agreement upon Lenders receiving written notice from the party asserting such breach or default of such cure or waiver of the breach or default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Lenders have not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Lenders be materially less advantageous to Borrower;

8.7 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower by any Governmental Authority, and the same are not, within ten (10) days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;

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8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Lenders or to induce Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or any applicable subordination or intercreditor agreement;

8.10 Guaranty. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.6, 8.7, or 8.8 of this Agreement occurs with respect to any Guarantor, (d) the death, liquidation, winding up, or termination of existence of any Guarantor; or (e) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor; or

8.11 Governmental Approvals. Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term and such decision or such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to cause, a Material Adverse Change.

9 LENDERS’ RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Required Lenders may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Required Lenders);

(b) exercise all rights and remedies available to Lenders under the Loan Documents or at law or equity.

9.2 No Waiver; Remedies Cumulative. Lenders’ failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lenders thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Lenders’ rights and remedies under this Agreement and the other Loan Documents are cumulative. Lenders have all rights and remedies provided under the Code, by law, or in equity. Lender’s exercise of one right or remedy is not an election and shall not preclude Lenders from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Lenders’ waiver of any Event of Default is not a continuing waiver. Lenders’ delay in exercising any remedy is not a waiver, election, or acquiescence.

9.3 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lenders on which Borrower is liable.

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10 NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Lender or Borrower may change their respective mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	FLUIDIGM CORPORATION
2 Tower Place, Suite 2000
South San Francisco, CA 94080
Attn: Vikram Jog, Chief Financial Officer
Email: vikram.jog@fluidigm.com

If to Lenders:	VIKING GLOBAL INVESTORS LP
55 Railroad Ave
Greenwich, Connecticut 06830
Attn: Legal and Compliance Department
Email: legalnotices@vikingglobal.com

11 CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

New York law governs the Loan Documents. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts of New York, in each case sitting in the Borough of Manhattan. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND ANY NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

This Section 11 shall survive the termination of this Agreement.

12 GENERAL PROVISIONS

12.1 Termination; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until all Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. Upon the earlier of the payment in full of the Loan or the conversion of the Conversion Amount pursuant to this Agreement, this Agreement shall automatically terminate (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement). Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

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12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lenders’ discretion). Each Lender has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents to any Person. Borrower shall maintain at one of its offices a copy of each assignment and assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Lender, at any reasonable time and from time to time upon reasonable prior notice. If any Lender sells at any time participations to any person (each, a “Participant”) in all or a portion of such Lender’s right or obligations under this Agreement, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Lenders and their directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lenders (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Lender Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6 Correction of Loan Documents. Required Lenders may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Lenders provide Borrower with written notice of such correction and allows Borrower at least ten (10) days to object to such correction. In the event of such objection, such correction shall not be made except by an amendment signed by the Required Lenders and Borrower.

12.7 Amendments in Writing; Waiver; Integration. Without the consent of Required Lenders, no purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought; and provided, further, that no such

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waiver and no such amendment, supplement or modification shall, without the consent of each Lender directly and adversely affected thereby: (i) forgive or reduce any portion of any Loan owing to such Lender or extend the final scheduled maturity date of any such Loan or reduce the stated rate, or forgive any portion thereof, or extend the date for the payment, of any principal, interest or fee payable hereunder, or make any Loan, interest, Fee or other amount payable in any currency, or (ii) release all or substantially all of the Guarantors under the Guaranty, if any (except as expressly permitted by the Guaranty), or (iii) reduce the percentages specified in the definitions of the terms Required Lenders, or amend, restate, supplement, modify or waive any provision of this Section 12.7 that has the effect of decreasing the number of Lenders that must approve any amendment, restatement, supplementation, modification or waiver, (iv) amend, modify or supplement Article 13 hereof, or (v) consent to the assignment or transfer by Borrower of its rights and obligations under this Agreement party (except as explicitly permitted hereunder).

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Confidentiality. In handling any confidential information, Lenders shall exercise the same degree of care that they exercise for their own proprietary information and Lenders will not disclose, divulge, or use for any purpose (other than to monitor its Loan to Borrower) any confidential information obtained from Borrower (including any confidential information obtained pursuant to the terms of this Agreement), but disclosure of information may be made: (a) to Lenders Subsidiaries or Affiliates in the ordinary course of business (such Subsidiaries and Affiliates, together with Lenders, collectively, “Lender Entities”), provided that Lenders inform such Subsidiary or Affiliate that such information is confidential and direct such Subsidiary and Affiliate to maintain the confidentiality of such information; (b) to investors or prospective investors of the Lenders or the funds or accounts for whom the Lenders’ investment managers act as managers or investment managers, provided, however Lenders, their investment managers or their Affiliates shall enter into (or have already entered into) confidentiality agreements with such recipients on terms substantively similar to the provisions contained in this paragraph); (c) to prospective transferees or purchasers of any interest in the Loan (provided, however, Lenders shall enter into confidentiality agreement with prospective transferees or purchasers on terms substantially similar to the provisions contained in this paragraph); (d) as required by law, regulation, subpoena, or other order, provided that Lenders promptly notify Borrower of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; (e) to the extent required by securities Laws or Governmental Authority or rules or regulations of securities exchanges or similar entities in connection with any required securities filings; (f) as Lenders consider appropriate in exercising remedies under the Loan Documents; and (g) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring the Loan to Borrower and so long as such service providers have executed a confidentiality agreement with Lenders with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Lenders’ possession when disclosed to Lenders, or becomes part of the public domain (other than as a result of its disclosure by Lenders in violation of this Agreement) after disclosure to Lenders; or (ii) disclosed to Lenders by a third party, if Lenders do not know that the third party is prohibited from disclosing the information.

The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Lenders arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.11 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12 Calculations in Respect of the Loans. Other than as specified herein, Borrower and its agents shall be responsible for making the calculations called for under the Loans. These calculations include, but are not limited to, any adjustments to the Conversion Rate, the determination of any Last Reported Sale Price and the consideration deliverable in respect of any conversion. Borrower will make all these calculations in good faith and

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shall provide written notice of any such calculation to Lenders, which written notice shall set forth in reasonable detail the basis for the calculation thereof, and, absent manifest error, Borrower’s calculations as specified in such written notice shall become final and binding on Lenders on the earlier of (i) 30 days after the receipt thereof and (ii) agreement on the part of Lenders.

12.13 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.14 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.15 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.16 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

12.17 Restricted Securities; Legends.

(a) Lenders understand that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement will be characterized as “restricted securities” under Rule 144(a)(3) of the Securities Act unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Common Shares or Preferred Shares, as the case may be, no longer being a “restricted security.”

(b) It is understood that the Common Shares or Preferred Shares, as applicable, issued in accordance with this Agreement shall bear the following or a similar legend for so long as such securities constitute “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act:

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) OF THE SECURITIES ACT, AND

(2) AGREES FOR THE BENEFIT OF FLUIDIGM CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

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(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT AND IS EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR

(C) TO A PERSON THAT YOU REASONABLY BELIEVE TO BE A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

13 CONVERSION

13.1 Preferred Share Automatic Conversion. Upon issuance of the Preferred Shares by the Borrower (if approved at the Company Stockholder Meeting), without any further action taken or notice given by the Lenders, the Conversion Amount shall convert automatically into a number of Preferred Shares equal to:

(1) the Conversion Amount divided by $1,000 multiplied by

(2) the Conversion Price (as defined under the applicable definitive documentation governing the Preferred Shares) divided by $2.84 (the “Initial Company Share Price”).

For the avoidance of doubt, no Preferred Shares will be issued prior to obtaining the approval of the stockholders of the Company authorizing the issuance of such Preferred Shares at a duly called meeting of such stockholders (the “Company Stockholder Meeting”) and shall be issued in connection with the Closing (as defined in the Purchase Agreement). In lieu of fractional shares otherwise issuable, each Lender shall be entitled to receive, at the Company’s sole discretion, either (i) cash in lieu of delivering any fractional Preferred Shares issuable on conversion in an amount equal to the product obtained by multiplying (A) the applicable “Conversion Rate” (not as defined herein, but in the applicable certificate of designations for the Preferred Shares) by (B) the fraction of a Preferred Share not issued by (C) the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day) or (ii) one additional whole share of fully paid and nonassessable Preferred Share.

13.2 Common Share Conversion Privilege.

(a) Upon the earlier to occur of (i) a negative vote at the Company Stockholder Meeting with respect to the authorization of the Preferred Shares, and therefore the automatic conversion pursuant to Section 13.1 does not occur, or (ii) the termination of the Purchase Agreement and therefore the automatic conversion pursuant to Section 13.1 does not occur (the earlier to occur of immediately preceding clauses (i) and (ii), the “Conversion Privilege Trigger”), Lenders shall have the right, at Lenders’ option, at any time following the conclusion of the Company Stockholder Meeting or termination of the Purchase Agreement, but prior to the close of business on the Business Day immediately preceding the Loan Maturity Date, subject to the conversion procedures set forth in Section 13.3, to convert all or a portion of such Lender’s Conversion Amount at any time into a number of Common Shares equal to (1) the Conversion Amount so converted multiplied by (2) the Conversion Rate divided by (3) $1,000; provided, that Lenders shall receive cash in lieu of any fractional shares as set out in Section 13.3(f). For the avoidance of doubt, Lenders may not convert any portion of such Lender’s Conversion Amount pursuant to this Section 13.2(a) prior to the occurrence of the Conversion Privilege Trigger.

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(b) The Borrower shall at all times reserve and keep available out of its authorized and unissued Common Shares, solely for issuance on the conversion of the Conversion Amount, such number of Common Shares as shall from time to time be issuable on the conversion of all the Conversion Amount then outstanding. The Borrower shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of Common Shares as shall from time to time be issuable on the conversion of the Conversion Amount then outstanding. Any Common Shares issued on conversion of the Conversion Amount shall be duly authorized, validly issued, fully paid and nonassessable and shall not be subject to preemptive rights or subscription rights of any other stockholder of the Borrower.

(c) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require Borrower to issue any Common Shares to Lenders to the extent such issuance would result in the number of Aggregate Shares issued by Borrower to the Lenders under this Agreement, to exceed the Conversion Cap. For purposes of this Section 13.2(c), “Aggregate Shares” shall be equal to the number of shares of Common Stock of the Company issued at any time in the aggregate to the Lenders under this Agreement.

13.3 Conversion Procedure.

(a) Conversion Procedure. A Lender must do each of the following in order to convert all or a portion of the Conversion Amount held by such Lender pursuant to Section 13.2(a) (the first date on which a Lender has complied with all such procedures (including the satisfaction of any conditions to conversion set forth in the Conversion Notice), the “Conversion Date”):

(i) complete and manually sign the conversion notice provided by the Borrower, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Borrower; provided, that a Conversion Notice may be conditional on the completion of a Change in Control or other condition, transaction or event as Lenders may specify;

(ii) deliver to the Borrower the Promissory Note (if any) representing the Conversion Amount to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay the amount of any tax that may be payable in respect of any transfer involved in the issuance or delivery of Common Shares to a Person other than Lenders.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any Conversion Amount converted, such Conversion Amount shall cease to be outstanding, interest with respect to such Conversion Amount shall cease to accrue and the corresponding Common Shares pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Lender or Lenders entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable on conversion of the Conversion Amount on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Shares and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Lender with the relevant procedures contained in Section 13.3(a) (and in any event no later than three Trading Days thereafter; provided, that if a written notice from such Lender in accordance with Section 13.3(a)(i) specifies a date of delivery for any shares of Common Shares, such shares shall be delivered on the date so specified, which shall be no earlier than the second Business Day and no later than the seventh Business Day following the date of such notice), Borrower shall issue the number of whole shares of Common Shares issuable on conversion (and deliver payment of cash in lieu of fractional shares or as otherwise set out in Section 13.3(f)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Shares, securities or other property, shall be made by book-entry or, at the request of the applicable Lender, by delivering a notice to the Borrower, through the facilities of The Depository Trust Company, or in certificated form. Any such certificate or certificates shall be delivered by the Borrower to the appropriate Lender on a book-entry basis, through

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the facilities of The Depository Trust Company, or by mailing certificates evidencing the shares to the applicable Lender, in each case at their respective addresses set forth in the Conversion Notice. In the event that a Lender shall not by written notice designate the name in which shares of Common Shares (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered on conversion of the Conversion Amount should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Borrower shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Lender and in the manner shown on the records of the Borrower. The Lender shall promptly deliver or cause to be delivered to Borrower’s transfer agent or any other Person all such customary additional documentation as may be reasonably necessary to effectuate the delivery of any Common Shares, securities, or other property in accordance with this Section 13.3(c). Any securities issued to the Lender pursuant to this Agreement shall bear the legends set forth in Section 12.17 to the extent such securities constitute “restricted securities” within the meaning of Rule 144(a)(3).

(d) Status of Reacquired Conversion Amount. The Conversion Amount converted in accordance with this Agreement, or otherwise acquired by the Borrower or any of its Subsidiaries in any manner whatsoever, shall cease to be outstanding after the acquisition thereof.

(e) Partial Conversion. In case any Promissory Note for the Conversion Amount shall be surrendered for partial conversion, the Borrower shall, at its expense, execute and deliver to or on the written order of Lender of the Promissory Note so surrendered a new Promissory Note for the Conversion Amount not converted.

(f) No Fractional Shares. Notwithstanding the foregoing, the Borrower shall not deliver any fractional Common Shares on conversion of the Conversion Amount but the Borrower shall instead pay cash in lieu of delivering any fractional Common Shares issuable on conversion based on the VWAP of the Common Shares for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the next following Trading Day).

13.4 Adjustments of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Borrower if any of the following events occurs, except that the Borrower shall not make any adjustments to the Conversion Rate if Lenders participate (other than in the case of a share split or share combination or a tender or exchange offer), at the same time and upon the same terms as holders of the Common Shares and solely as a result of their capacities as Lenders hereunder, in any of the transactions described in this Section 13.4, without having to convert the Conversion Amount, as if it held a number of Common Shares equal to the Conversion Rate multiplied by the Conversion Amount divided by $1,000.

(a) If the Borrower exclusively issues Common Shares as a dividend or distribution on shares of the Common Shares, or if the Borrower effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, split or combination); and

OS1	=	the number of Common Shares outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

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Any adjustment made under this Section 13.4(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 13.4 is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b) If the Borrower issues to all or substantially all holders of the Common Shares any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of Common Shares outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of Common Shares issuable pursuant to such rights, options or warrants; and

Y	=	the number of Common Shares equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 13.4(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Shares are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Common Shares actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 13.4(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Shares at less than such average of the Last Reported Sale Prices of the Common Shares for the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Borrower for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Borrower in good faith and in a commercially reasonable manner.

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(c) If the Borrower distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Borrower or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Shares, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected (or would be required to be effected, notwithstanding the 1% Exception in Section 13.4(k)) pursuant to Section 13.4(a) or Section 13.4(b), (ii) dividends or distributions paid exclusively in cash, as to which the provisions set forth in Section 13.4(d) shall apply, (iii) except as otherwise described below, rights issued pursuant to a stockholder rights plan of the Borrower, (iv) distributions of Exchange Property in a Reorganization Event and (v) Spin-Offs, as to which the provisions set forth below in this Section 13.4(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where:

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Borrower in good faith and in a commercially reasonable manner) of the Distributed Property with respect to each outstanding share of the Common Shares on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 13.4(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. If the Borrower issues rights, options or warrants that are only exercisable on the occurrence of certain triggering events, then the Borrower shall not adjust the Conversion Rate pursuant to the clauses above until the earliest of these triggering events occurs, and the Borrower shall readjust the Conversion Rate to the extent that any of these rights, options or warrants are not exercised before they expire. In the case of any distribution of rights, options or warrants, to the extent any such rights, options or warrants expire unexercised, the Conversion Rate shall be immediately readjusted to the Conversion Rate that would then be in effect had the increase made for the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Shares actually delivered on exercise of such rights, options or warrants. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, in respect of each $1,000 of the Conversion Amount then held, at the same time and on the same terms as holders of the Common Shares, the amount and kind of Distributed Property Lenders would have received if Lenders owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Borrower determines the “FMV” (as defined above) of any distribution for purposes of this Section 13.4(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 13.4(c) where there has been a payment of a dividend or other distribution on the Common Shares of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Borrower, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

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where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Shares applicable to one share of the Common Shares (determined by reference to the definition of Last Reported Sale Price as set forth in Section 14.1 as if references therein to Common Shares were to such Capital Stock or similar equity interest) over the first ten consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided, that if there is no Last Reported Sale Price of the Capital Stock or similar equity interest distributed to the holders of the Common Shares on such Ex-Dividend Date, the “Valuation Period” shall be the first ten consecutive Trading Day period after, and including, the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Shares over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided, that if the relevant Conversion Date occurs during the Valuation Period, references to “ten” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 13.4(c) (and subject in all respect to Section 14.11), rights, options or warrants distributed by the Borrower to all holders of the Common Shares entitling them to subscribe for or purchase shares of the Borrower’s Capital Stock, including Common Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a “Trigger Event”) (i) are deemed to be transferred with such shares of the Common Shares, (ii) are not exercisable and (iii) are also issued in respect of future issuances of the Common Shares, shall be deemed not to have been distributed for purposes of this Section 13.4(c) (and no adjustment to the Conversion Rate under this Section 13.4(c) shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 13.4(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Effective Date, are subject to events, on the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 13.4(c) was made, (A) in the case of any such rights, options or warrants that shall all have been purchased without exercise by any holders thereof, on such final redemption or purchase (1) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (2) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share

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redemption or purchase price received by a holder or holders of Common Shares with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Shares as of the date of such redemption or purchase and (B) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 13.4(a), Section 13.4(b) and Section 13.4(c), if any dividend or distribution to which this Section 13.4(c) is applicable also includes one or both of:

(A) a dividend or distribution of Common Shares to which Section 13.4(a) is applicable (a “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 13.4(b) is applicable (a “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and/or Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 13.4(c) is applicable (a “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 13.4(c) with respect to such Clause C Distribution shall then be made and (2) the Clause A Distribution and/or Clause B Distribution shall be deemed to immediately follow such Clause C Distribution and any Conversion Rate adjustment required by Section 13.4(a) and/or Section 13.4(b) with respect thereto shall then be made, except that, if determined by the Borrower (I) the “Ex-Dividend Date” of the Clause A Distribution and/or Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any Common Shares included in the Clause A Distribution and/or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 13.4(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 13.4(b).

(d) If any cash dividend or distribution is made to all or substantially all holders of the Common Shares, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR1	=	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Shares on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Borrower distributes to all or substantially all holders of the Common Shares.

Any increase pursuant to this Section 13.4(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, Lenders shall receive, for each $1,000 of the Conversion Amount, at the same time and on the same terms as holders of shares of the Common Shares, the amount of cash that Lenders would have received if Lender owned a number of Common Shares equal to the Conversion Rate in effect on the Ex-Dividend Date for such cash dividend or distribution.

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(e) If the Borrower or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Shares that is subject to the then-applicable tender offer rules under the Exchange Act, other than an odd-lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Shares exceeds the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1	=	the Conversion Rate in effect immediately after the close of business on the tenth Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Borrower in good faith and in a commercially reasonable manner) paid or payable for Common Shares purchased in such tender or exchange offer;

OS0	=	the number of Common Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer);

OS1	=	the number of Common Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Common Shares accepted for purchase or exchange in such tender or exchange offer); and

SP1	=	the average of the Last Reported Sale Prices of the Common Shares over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 13.4(e) shall occur at the close of business on the tenth Trading Day immediately following, and including, the Trading Day immediately following the expiration date of such tender or exchange offer expires; provided that if the relevant Conversion Date occurs during the ten Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “ten” or “tenth” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Rate. For the avoidance of doubt, no adjustment under this Section 13.4(e) shall be made if such adjustment would result in a decrease in the Conversion Rate (other than, for the avoidance of doubt, any readjustment described in the immediately succeeding paragraph).

If the Borrower or one of its Subsidiaries is obligated to purchase the Common Shares pursuant to any such tender or exchange offer described in this Section 13.4(e) but the Borrower or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

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(f) Notwithstanding this Section 13.4 or any other provision of this Agreement, if (i) a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, (ii) Lenders have converted their Conversion Amount and the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or prior to the related Record Date, (iii) the consideration due on such conversion includes any whole Common Shares based on a Conversion Rate that is adjusted for such Ex-Dividend Date and (iv) such Common Shares would be entitled to participate in such dividend, distribution, or other event giving rise to such adjustment, then the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such conversion, and, instead, the Common Shares issuable on conversion on an unadjusted basis shall be entitled to participate in the related dividend, distribution or other event giving rise to such adjustment.

(g) Except as stated herein, the Borrower shall not adjust the Conversion Rate for the issuance of shares of the Common Shares or any securities convertible into or exchangeable for shares of the Common Shares or the right to purchase shares of the Common Shares or such convertible or exchangeable securities.

(h) In addition to those adjustments required by Sections 13.4(a), (b), (c), (d) and (e), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board determines that such increase would be in the Borrower’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Borrower’s securities are then listed, the Borrower may (but is not required to) increase the Conversion Rate to avoid or diminish income tax to holders of Common Shares or rights to purchase Common Shares in connection with a dividend or distribution of Common Shares (or rights to acquire Common Shares) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Borrower shall deliver to Lender a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(i) If the Borrower has a stockholder rights plan in effect on conversion of any portion of the Conversion Amount, each share of Common Shares, if any, issued on such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Shares issued on such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of any portion of the Conversion Amount, the rights have separated from the Common Shares in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Borrower distributed to all or substantially all holders of the Common Shares Distributed Property as provided in Section 13.4(i), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(j) Notwithstanding anything to the contrary in this Section 13.4(j), the Conversion Rate shall not be adjusted:

(i) on the issuance of Common Shares at a price below the Initial Company Share Price or otherwise, other than any such issuance described in Section 13.4(a), (b) or (c);

(ii) on the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Borrower’s securities and the investment of additional optional amounts in Common Shares under any plan;

(iii) on the issuance of any Common Shares or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan (including pursuant to any evergreen plan) or program of or assumed by the Borrower or any of the Borrower’s Subsidiaries or in connection with any such shares withheld by the Borrower for tax withholding purposes;

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(iv) on the issuance of any Common Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the Effective Date;

(v) for a tender offer by any party other than a tender offer by the Borrower or one or more of the Borrower’s Subsidiaries as described in Section 13.4(e);

(vi) on the repurchase of any shares of the Common Shares pursuant to an open-market share repurchase program or other buy-back transaction (including, without limitation, through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described under Section 13.4(e);

(vii) solely for a change in the par value (or lack of par value) of the Common Shares; or

(viii) for accrued and unpaid interest, if any.

(k) The Borrower shall not adjust the Conversion Rate pursuant to the clauses above unless the adjustment would result in a change of at least 1% in the then effective Conversion Rate; provided, that the Borrower shall carry forward any adjustment to the Conversion Rate that the Borrower would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Conversion Amount (i) in connection with any subsequent adjustment to the Conversion Rate of at least 1% of the Conversion Rate and (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, on the Conversion Date, in each case, unless the adjustment has already been made. The provisions described above in this Section 13.4(k) are referred to as the “1% Exception”. All calculations and other determinations under this Section 13 shall be made by the Borrower and shall be made to the nearest 1/10,000th of a share.

(l) Whenever the Conversion Rate is adjusted as herein provided, the Borrower shall promptly deliver to Lenders an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(m) For purposes of this Section 13 the number of Common Shares at any time outstanding shall not include Common Shares held in the treasury of the Borrower so long as the Borrower does not pay any dividend or make any distribution on Common Shares held in the treasury of the Borrower, but shall include Common Shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares.

13.5 Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Borrower with or into another Person, in each case, pursuant to which at least a majority of the Common Shares is changed or converted into, or exchanged for, cash, securities or other property of the Borrower or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, taken as a whole, in each case pursuant to which the Common Shares are converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Borrower with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Shares into other securities;

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(each, a “Reorganization Event”), the Conversion Amount outstanding immediately prior to such Reorganization Event (to the extent Lenders have not elected a Lender Repurchase Right in accordance with Section 13.5(c)(ii)) shall, without the consent of Lenders and subject to Section 13.5(d), shall automatically become convertible into, in accordance with Section 13.2, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property) that Lenders would have received in such Reorganization Event had Lenders converted their Conversion Amount into the applicable number of Common Shares immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if Lender is a Person with which the Borrower consolidated or into which the Borrower merged or which merged into the Borrower or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Shares held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable on such Reorganization Event is not the same for each share of Common Shares held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 13.5(a), the kind and amount of securities, cash and other property receivable on conversion following such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Shares.

(b) Successive Reorganization Events. The above provisions of this Section 13.5 shall similarly apply to successive Reorganization Events and the provisions of Section 13.4 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Shares) received by the holders of the Common Shares in any such Reorganization Event.

(c) Reorganization Event Notice; Lender Repurchase Right.

(i) The Borrower (or any successor) shall, no less than 20 days prior to the anticipated effective date of any Reorganization Event, provide written notice to Lenders of such anticipated occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property (the “Reorganization Event Notice”); provided, nothing in this Section 13.5(c) shall require the Borrower to deliver such notice to Lenders prior to the public announcement of such anticipated Reorganization Event. Failure to deliver such notice shall not affect the operation of this Section 13.5.

(ii) Upon receipt of the Reorganization Event Notice, Lenders will have the right to require the Borrower to repurchase the Loan (the “Lender Repurchase Right”) at a repurchase price equal to (i) 100% of the Outstanding Principal Amount, plus (ii) accrued and unpaid interest to, but excluding, the effective date of the Reorganization Event (the “Repurchase Price”). To elect the Lender Repurchase Right, the Lenders shall notify Borrower of such election in writing at least three Business Days prior to the later of (i) the anticipated effective date of the Reorganization Event specified in the Reorganization Event Notice, or (ii) the actual effective date of such Reorganization Event. To the extent Lenders exercises their Lender Repurchase Right, payment of the Repurchase Price shall be made to Lenders on the effective date of the Reorganization Event.

(d) Reorganization Event Agreements. The Borrower shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Conversion Amount into the Exchange Property in a manner that is consistent with and gives effect to this Section 13.5 and (ii) to the extent that the Borrower is not the surviving corporation in such Reorganization Event or shall be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Conversion Amount into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

13.6 Certain Covenants.

(a) The Borrower covenants that all Common Shares issued upon conversion of the Conversion Amount will be fully paid and non-assessable by the Borrower and free from all taxes, liens and charges with respect to the issue thereof.

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(b) The Borrower covenants that, if any Common Shares to be provided for the purpose of conversion of the Conversion Amount hereunder require registration with or approval of any governmental authority under any federal or state law before such Common Shares may be validly issued upon conversion, the Borrower will, to the extent then permitted by the rules and interpretations of the SEC, secure such registration or approval, as the case may be.

(c) The Borrower further covenants that if at any time the Common Shares shall be listed on any national securities exchange or automated quotation system the Borrower will list and keep listed, so long as the Common Shares shall be so listed on such exchange or automated quotation system, any Common Shares issuable upon conversion of the Conversion Amount.

13.7 Investor Representations. Each Lender represents and warrants as follows:

(a) Such Lender is an “accredited investor” within the meaning of Regulation D of the Securities Act and is able to bear the risk of its investment in the Preferred Shares and Common Shares. Such Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the conversion of the Conversion Amount into Preferred Shares and Common Shares.

(b) Such Lender and its Representatives has been furnished with (i) materials relating to the business, finances and operations of Borrower, (ii) materials relating to the Preferred Shares and Common Shares and (iii) materials relating to the Loan Agreement, in each case, that have been requested by such Lender. Such Lender and its Representatives have been afforded the opportunity to ask questions of Borrower. Neither such inquiries nor any other due diligence investigations conducted at any time by such Lender and its Representatives shall modify, amend or affect such Lender’s right (i) to rely on Borrower’s representations and warranties contained in Section 5 above or (ii) to indemnification or any other remedy based on, or with respect to the accuracy or inaccuracy of, or compliance with, the representations, warranties, covenants and agreements in this Agreement. Each Lender understands that its conversion of the Conversion Amount into Preferred Shares and Common Shares involves a high degree of risk. Such Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to making the Loan.

(c) Such Lender understands that any certificate or book-entry position evidencing Preferred Shares and Common Shares will bear the restrictive legend set forth in the Section 12.17 or the certificate of designations for the Preferred Shares.

(d) Such Lender is acquiring the Loan for its own account, the account of its Affiliates, or the accounts of clients for whom such Lender exercises discretionary investment authority (all of whom such Lender hereby represents and warrants are “accredited investors” within the meaning of Regulation D of the Securities Act), not as a nominee or agent, and not with a view to distribution in violation of any securities Laws. Such Lender has been advised and understands that the conversion of the Conversion Amount into Preferred Shares or Common Shares, as applicable, will not be registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the requirements of the Securities Act (or if eligible, pursuant to Rule 144 promulgated under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act).

(e) Such Lender understands that there is no public trading market for the Preferred Shares, that none is expected to develop and that the Preferred Shares shall be held indefinitely unless and until the Preferred Shares are registered under the Securities Act or an exemption from registration is available. Such Lender has been advised of and is knowledgeable with respect to the provisions of Rule 144 promulgated under the Securities Act.

(f) The obligations of Lender under this Agreement are several and not joint with the obligations of (i) the other Lender under this Agreement and (ii) any lender under that certain Loan Agreement between CASDIN PARTNERS MASTER FUND, L.P., a Cayman Islands exempted limited partnership, CASDIN PRIVATE GROWTH EQUITY FUND II, L.P., a Delaware limited partnership and Borrower dated and effective as of January 23, 2022 (the “Casdin Loan Agreement”), and Lender shall not be responsible in any way for the performance of the obligations of any lender under the Casdin Loan Agreement. Nothing contained herein, and no action taken by any Lender pursuant hereto or any lender pursuant to the Casdin Loan Agreement, shall be deemed to

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constitute a partnership, an association, a joint venture or any other kind of entity among Lender and any lender under the Casdin Loan Agreement, or create a presumption that Lender and any lender under the Casdin Loan Agreement are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Casdin Loan Agreement. Lender shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any lender under the Casdin Loan Agreement to be joined as an additional party in any proceeding for such purpose.

(g) Other than with its Affiliates, Lenders are not a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons with respect to any securities of the Company (it being understood that in no event will the lenders under the Casdin Loan Agreement or any of their Affiliates be deemed to be Affiliates of Lenders for purposes of this Agreement).

14 DEFINITIONS

14.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“2014 Notes” are (i) the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014, and (ii) that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of February 4, 2014.

“2019 Notes” are the existing unsecured Indebtedness issued under that certain Indenture between Borrower as issuer and U.S. Bank National Association as Trustee dated as of November 22, 2019.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Applicable Interest Rate” means:

Date	Applicable Interest Rate
From and including the Effective Date to but excluding March 1, 2022	10%
From and including March 1, 2022 to but excluding June 1, 2022	12%
From and including June 1, 2022 to but excluding September 1, 2022	14%
From and including September 1, 2022 and thereafter	16%

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents.

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“Board” is Borrower’s board of directors.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors (and, if required under the terms of such Person’s Operating Documents, stockholders) and delivered by such Person to Lender approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that set forth as a part of or attached as an exhibit to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents, on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Lender may conclusively rely on such certificate unless and until such Person shall have delivered to Lender a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks are required to close in New York, New York.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; and (c) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (b) of this definition.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) at any time, Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of each class of outstanding capital stock of each Subsidiary of Borrower (other than director’s qualifying shares) free and clear of all Liens (other than Permitted Liens); or (d) the occurrence of any “Fundamental Change” under the applicable Indenture governing Permitted Convertible Indebtedness.

“Claims” is defined in Section 12.3.

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“Clause A Distribution” is defined in Section 13.4(c).

“Clause B Distribution” is defined in Section 13.4(c).

“Clause C Distribution” is defined in Section 13.4(c).

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

“Common Shares” mean shares of common stock, $0.001 per value per share of the Borrower.

“Constituent Person” is defined in Section 13.5.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Conversion Amount” means the Outstanding Principal Amount plus all accrued and unpaid interest as of the Conversion Date.

“Conversion Cap” means at all times prior to 60 days prior to the Maturity Date, a number of shares of Common Shares not to exceed 9.5% of the number of Common Shares outstanding as of the date hereof (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), and at all times, at the Lender’s election, a number of Common Shares not to exceed (collectively for such Lender, together with Lenders that are Affiliates) 19.99% of the number of Common Shares outstanding (calculated in accordance with the listing standards of the Nasdaq Stock Market Rule 5635(b).

“Conversion Date” is defined in Section 13.3.

“Conversion Notice” is defined in Section 13.3.

“Conversion Rate” means, in respect of conversion into Common Shares, an initial conversion rate of 352.1126 Common Shares (subject to adjustment as provided herein) per $1,000 Conversion Amount.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Distributed Property” is defined in Section 13.4(c).

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

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“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia (excluding any FSHCO).

“Effective Date” is defined in the preamble hereof.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Exchange Property” is defined in Section 13.5.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Lender or required to be withheld or deducted from a payment to the Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.7, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to a Lender’s failure to provide tax forms pursuant to Section 2.7, and (d) any withholding Taxes imposed under FATCA.

“Ex-Dividend Date” means the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Borrower or, if applicable, from the seller of Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of Common Shares under a separate ticker symbol or CUSIP number shall not be considered “regular way” for the purposes of this definition.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended, as of the date of this Agreement (or any amended or successor version), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code of 1986, as amended.

“Funding Date” means the date on which the Loan has been made pursuant to Section 3.4(b) of this Agreement.

“FSHCO” means any Subsidiary organized under the laws of any political subdivision of the United States (including any disregarded entity for U.S. federal income tax purposes), substantially all of the assets of which consist of, directly or indirectly, equity securities of one or more CFCs or Indebtedness of such CFCs.

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“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any Person providing a Guaranty in favor of Lender.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indenture” means each of (i) that certain Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of November 22, 2019 and (ii) the Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014, as supplemented by that certain First Supplemental Indenture between Borrower as issuer and U.S. Bank National Association as Indenture Trustee dated as of February 4, 2014.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to such Person;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

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(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s (a) Chief Executive Officer, who is Stephen Christopher Linthwaite as of the Effective Date, and (b) Chief Financial Officer, who is Vikram Jog as of the Effective Date.

“Last Reported Sale Price” of the Common Shares (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares (or such other security) is traded. If the Common Shares (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Shares (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Shares (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Borrower for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session hours.

“Lender Entities” is defined in Section 12.9.

“Lender Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower or any Guarantor.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Lender pursuant to this Agreement, all as amended, restated, or otherwise modified.

“Loan Maturity Date” is the 91st calendar day after the latest maturity date of the loans (the “Reference Loan Maturity Date”) borrowed pursuant to the SVB Loan and Security Agreement as in effect as of the Effective Date (without giving effect to any amendments, supplements or other modifications to the SVB Loan and Security Agreement after the Effective Date that would extend the Reference Loan Maturity Date to a later date). For the avoidance of doubt, to the extent that the Reference Loan Maturity Date is pulled forward to an earlier maturity date pursuant to the terms of the SVB Loan and Security Agreement as in effect as of the Effective Date, the Loan Maturity Date shall be automatically adjusted to be the 91st day after the then-current maturity date of the Reference Loan Maturity Date.

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“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Shares or options contracts relating to the Common Shares by any U.S. exchange or quotation system on which the Last Reported Sale Price is determined pursuant to the definition of “Last Reported Sale Price” (the “Relevant Exchange”) during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the Relevant Exchange or otherwise; or

(b) any event that disrupts or impairs (as determined by the Borrower in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the Relevant Exchange (or for purposes of determining the VWAP per Common Share, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, Common Shares on the Relevant Exchange or to effect transactions in, or obtain market values for, options contracts relating to Common Shares on the Relevant Exchange.

“Material Adverse Change” is (a) [reserved]; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Lender Expenses and other amounts Borrower owes Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lender, and to perform Borrower’s duties under the Loan Documents.

“Officer” means, with respect to the Borrower, the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officers’ Certificate” means a certificate that is delivered to Lender and that is signed by (a) two Officers of the Borrower or (b) one Officer of the Borrower and one of the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or the Controller of the Borrower.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Other Connection Taxes” means, with respect to the Lender, Taxes imposed as a result of a present or former connection between the Lender and the jurisdiction imposing such Tax (other than connections arising from the Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Outstanding Principal Amount” means the original principal amount of the Loan of $12,500,000 and all accrued interest thereon that has been capitalized pursuant to Section 2.4(a)(ii) hereof.

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“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Permitted Acquisition” is an acquisition of all or substantially all of the equity interests or assets (or all or substantially all of the assets constituting a business unit, division, product line or line of business) of a Person, provided:

(a) the Person acquired or assets acquired is a type of business (or the assets are used in a type of business) permitted to be engaged by Borrower under this Agreement;

(b) the acquisition is non-hostile in nature;

(c) the Person or Persons to be acquired shall be solely organized in the United States and shall conduct their principal operations in the United States;

(d) no Event of Default exists at the time of such acquisition or would exist after giving effect to such acquisition;

(e) the acquisition of the Person does not materially and adversely affect Borrower’s earnings;

(f) the consideration paid in connection with all such acquisitions consists solely of (i) Borrower’s equity securities, (ii) the net proceeds received by Borrower or its Subsidiaries in connection with a contemporaneous issuance of equity securities solely for the purpose of consummating such acquisition or (iii) a combination of the foregoing sub-clauses (i) and (ii);

(g) Lender shall have received at least thirty (30) days prior written notice of the closing date for such acquisition;

(h) Borrower shall remain a surviving legal entity; and

(i) any Person that is acquired and remains a separate legal entity shall be organized in the United States and shall become a co-borrower under this Agreement in accordance with Section 6.13 hereof.

“Permitted Convertible Indebtedness” means the 2014 Notes and the 2019 Notes.

“Permitted Indebtedness” is:

(a) (i) Borrower’s or any Subsidiary’s Indebtedness to Lender under this Agreement and the other Loan Documents and (ii) Borrower’s or any Subsidiary’s Indebtedness under the Casdin Loan Agreement and the related loan documents;

(b) Indebtedness existing on the Effective Date;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder;

(g) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

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(h) Permitted Convertible Indebtedness;

(i) Indebtedness that otherwise constitutes a Permitted Investment;

(j) Indebtedness consisting of reimbursement obligations in respect of letters of credit, bank guarantees or bankers’ acceptances issued for the benefit of customers, suppliers or distributors located in foreign jurisdictions in a face amount not to exceed Seven Hundred Thousand Dollars ($700,000);

(k) other unsecured Indebtedness not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time;

(l) Indebtedness under the SVB Loan and Security Agreement or any guaranty provided in respect thereof and (ii) Indebtedness to Silicon Valley Bank in connection with bank services;

(m) Indebtedness of Borrower or a Guarantor owing to a Subsidiary (other than a Guarantor) if and only if such Indebtedness is Subordinated Debt; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Subsidiary ceasing to be a Subsidiary or any other subsequent transfer of any such Indebtedness (except to Borrower) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause; and

(n) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (m) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date;

(b) Investments consisting of Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts;

(e) Investments accepted in connection with Transfers permitted by Section 7.1;

(f) Investments consisting of the creation of a Subsidiary for the purpose of consummating a merger transaction permitted by Section 7.3 of this Agreement, which is otherwise a Permitted Investment;

(g) Investments (i) by Borrower in Subsidiaries not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year and (ii) by Subsidiaries in other Subsidiaries in the ordinary course of business;

(h) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Board;

(i) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

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(j) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (j) shall not apply to Investments of Borrower in any Subsidiary;

(k) Indebtedness permitted under clause (m) of Permitted Indebtedness; and

(l) other Investments not otherwise permitted by Section 7.7 not exceeding Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a) Liens existing on the Effective Date;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) Liens securing capital leases and purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Five Hundred Thousand Dollars ($500,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business);

(h) non-exclusive licenses of Intellectual Property in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States;

(i) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

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(k) Liens consisting of cash collateral securing obligations described in clause (j) of the definition of “Permitted Indebtedness” hereunder;

(l) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7;

(m) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions;

(n) customary Liens on funds in a trustee’s possession and granted in favor of such trustee to secure fees and other amounts owing to such trustee under the Indentures or other similar instruments pursuant to which any Permitted Convertible Indebtedness is issued;

(o) Liens on Intellectual Property; and

(p) Liens granted in connection with the SVB Loan and Security Agreement and any Loan Documents (as defined in the SVB Loan and Security Agreement) entered into in connection therewith.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Preferred Shares” mean the Series B-2 Preferred Stock of the Borrower or its Affiliate to be issued to the Lenders or their Affiliates, which is the same series as may be issued in connection with that certain Purchase Agreement, by and between the Company and the Lenders (the “Purchase Agreement”), dated as of the date hereof.

“Quarterly Financial Statements” is defined in Section 6.2(c).

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Shares have the right to receive any cash, securities or other property or in which Common Shares is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Shares entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Reorganization Event” is defined in Section 13.5.

“Reorganization Event Notice” is defined in Section 13.5(c)(i).

“Representatives” means, in respect of any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

“Repurchase Price” is defined in Section 13.5(c)(ii).

“Required Lenders” shall mean, at any date, Lenders having or holding a majority of the outstanding principal amount of the Term Loans at such date.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

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“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Act” means the Securities Act of 1933, as amended.

“Spin-Off” is defined in Section 13.4(c).

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Lender (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Lender entered into between Lender and the other creditor), on terms acceptable to Lender.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“SVB Loan and Security Agreement” means that Loan and Security Agreement, dated as of August 2, 2018 by and between the Borrower and Silicon Valley Bank, as amended, restated, modified or otherwise supplemented from time to time.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1.

“Trading Day” means a Business Day on which the Relevant Exchange is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Trigger Event” is defined in Section 13.4(c).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

“Valuation Period” is defined in Section 13.4(c).

“VWAP” means, for any Trading Days, the per share volume-weighted average price of the Common Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “FLDM <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Borrower). The “VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:
FLUIDIGM CORPORATION

By:	/s/ Vikram Jog
Name: Vikram Jog
Title: Chief Financial Officer

LENDERS:

VIKING GLOBAL OPPORTUNITIES ILLIQUID
INVESTMENTS SUB-MASTER LP
By: Viking Global Opportunities Portfolio GP LLC, its general partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

VIKING GLOBAL OPPORTUNITIES
DRAWDOWN (AGGREGATOR) LP
By: Viking Global Opportunities Drawdown Portfolio
GP LLC, its general partner

By:	/s/ Katerina Novak
Name: Katerina Novak
Title: Authorized Signatory

[signature page to Loan Agreement]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Loan Agreement, dated and effective as of January 23, 2022 (the “Agreement”), between VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP, a Cayman Islands exempted limited partnership (“Illiquid Sub-Master”), VIKING GLOBAL OPPORTUNITIES DRAWDOWN (AGGREGATOR) LP, a Cayman Islands exempted limited partnership (“Drawdown (Aggregator) and Fluidigm Corporation. In accordance with and pursuant to the Agreement, the undersigned hereby elects to convert the Conversion Amount with respect to the Loan under the Agreement, indicated below into shares of common stock, par value $0.001 per share (the “Common Shares”), of the Borrower, [as of the date specified below // on // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Conversion Amount to be converted:

Promissory Note (if applicable) to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of Common Shares to be issued:

Please issue the Common Shares into which the Conversion Amount is being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

PRELIMINARY COPY SUBJECT TO COMPLETION SCAN TO VIEW MATERIALS & VOTE w FLUIDIGM CORPORATION ATTN: NICHOLAS KHADDER VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of 2 TOWER PLACE, SUITE 2000 information. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or SOUTH SAN FRANCISCO, CA 94080 meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE IN PERSON You may vote your shares in person by attending the Special Meeting of Stockholders of Fluidigm Corporation. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67336-S41253 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FLUIDIGM CORPORATION The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. For Against Abstain 1. The adoption of an amendment to the Company’s Eighth Amended and Restated Certificate of Incorporation (described in the proxy materials ! ! ! accompanying this card) to, among other things, (1) increase the number of shares of common stock, par value $0.001 per share, of the Company that the Company is authorized to issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and (2) change the name of the Company to Standard BioTools Inc. (the “Charter Amendment”). 2. The approval of the issuance of (1) the Series B-1 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-1 Preferred Stock”) and the Series B-2 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B-2 Preferred Stock”, and together ! ! ! with the Series B-1 Preferred Stock, the “Series B Preferred Stock”) issuable pursuant to the Purchase Agreements (described in the proxy materials accompanying this card), (2) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements (described in the proxy materials accompanying this card), and (3) the Common Stock issuable upon the conversion of the Series B Preferred Stock (the “Private Placement Issuance Proposal”). 3. The approval of an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are ! ! ! insufficient votes to approve the Charter Amendment Proposal and the Private Placement Issuance Proposal at the time of the Special Meeting (the “Adjournment Proposal”). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. D67337-S41253 FLUIDIGM CORPORATION Special Meeting of Stockholders [ ] at [ ] AM Pacific time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Nicholas Khadder and Vikram Jog, or either of them, as proxies, each with the power to appoint his substitute, and with the power of re-substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FLUIDIGM CORPORATION that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [ ] AM (Pacific Time) on [ ], at the Genesis SSF Performing Arts Center located at 1 Tower Place, South San Francisco, California 94080, or any adjournment or postponement or other delay thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXY HOLDERS MAY VOTE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT OR OTHER DELAY THEREOF. Continued and to be signed on reverse side